Exhibit 10.30

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”.

AN UNREDACTED VERSION OF THIS

DOCUMENT HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION

RECEIVABLES SALE AGREEMENT

DATED AS OF SEPTEMBER 30, 2008

AMONG

SIRVA RELOCATION CREDIT, LLC,

AS THE SELLER,

SIRVA RELOCATION LLC,

AS THE INITIAL MASTER SERVICER,

EXECUTIVE RELOCATION CORPORATION,

AS AN INITIAL SUBSERVICER,

SIRVA GLOBAL RELOCATION, INC.,

AS AN INITIAL SUBSERVICER,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

ACTING THROUGH ITS WELLS FARGO BUSINESS CREDIT DIVISION

AS THE AGENT AND AS SYNDICATION AGENT,

AND

THE PURCHASERS

FROM TIME TO TIME PARTY HERETO

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TABLE OF CONTENTS

(continued)

-ii-	Receivables Sale Agreement

TABLE OF CONTENTS

(continued)

-iii-	Receivables Sale Agreement

Schedules	Description

Schedule I	Definitions
Schedule II	Purchase Limits
Schedule III	Included Employers

Exhibits	Description

Exhibit A-1	[Reserved]
Exhibit A-2	Form of Document Schedule
Exhibit B	Form of Request for Document Release
Exhibit C-1	Form of Daily Report
Exhibit C-2	Form of Weekly Report
Exhibit C-3	Form of Bi-Monthly Report
Exhibit D	Addresses and Names of Seller and Originators
Exhibit E	Accounts
Exhibit F	Compliance Certificate
Exhibit G	Credit and Collection Policy

Attachments	Description

Attachment 1	Form of Template for Financial Reporting
Attachment 2	Monthly Financial Statement Certificate
Attachment 3	Annual Budget Certificate
Attachment 4	Treasury Operations Information Certificate

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RECEIVABLES SALE AGREEMENT

RECEIVABLES SALE AGREEMENT, dated as of September 30, 2008 (this “Agreement”), among SIRVA Relocation Credit, LLC, a Delaware limited liability company, as Seller (the “Seller”), SIRVA Relocation LLC, a Delaware limited liability company (“SIRVA Relo”), as the initial master servicer (the “Master Servicer”), Executive Relocation Corporation, a Michigan corporation (“Executive Relo”), as a Subservicer, SIRVA Global Relocation, Inc., a Delaware corporation (“SIRVA Global”), as a Subservicer (in such capacity together with Executive Relo and any Additional SIRVA Entity, each a “Subservicer”), Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit Division, as agent for the Purchasers (the “Agent”), Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit Division, as a Purchaser, and the other Purchasers from time to time party hereto. Certain capitalized terms used herein, and certain rules of construction, are defined in Schedule I. The Purchasers’ Purchase Limits are listed on Schedule II.

RECITALS

The Seller, in accordance with the terms hereof, desires to transfer to the Agent for the benefit of the Purchasers undivided ownership interests in the Receivables, all related Collections and all proceeds of the foregoing.

The parties hereto agree for good and valuable consideration as follows:

ARTICLE I

PURCHASES FROM SELLER AND SETTLEMENTS

Section 1.1. Sales.

(a) Sold Interest. Subject to the terms and conditions hereof, the Seller may, from time to time before the Termination Date, request that the Purchasers make purchases of undivided ownership interests in the Receivables, all related Collections and all proceeds of the foregoing. Upon any such request, subject to the terms and conditions of this Agreement (including the approval of the Agent in its sole discretion of such request), each Purchaser shall purchase such interest. Such interest shall be transferred to the Agent, as representative of the Purchasers. Any such purchase (a “Purchase”) shall be made by each Purchaser remitting funds to the Agent, pursuant to Section 1.1(c). The ownership interest so acquired by a Purchaser in the Receivables and the related Collections and proceeds is herein called its “Purchase Interest” and entitles such Purchaser to receive payments from the Receivables and the related Collections and proceeds in respect of Investments, Discount and other amounts payable in accordance with the terms of this Agreement, including, without limitation, in accordance with the applicable priorities set forth in Section 1.8. All of the Purchasers’ Purchase Interests at any time are referred to herein as the “Sold Interest”, which at any time is the aggregate ownership interest then held by the Purchasers in the Receivables and the related Collections and proceeds.

Receivables Sale Agreement

(b) Purchaser Purchase Limits. Subject to the approval of the Agent in its sole discretion of each Purchase in accordance with Section 7.2 and subject to the other conditions of Section 7.2 and the other terms and conditions of this Agreement, each Purchaser severally hereby agrees to make Purchases before the Termination Date, based on the applicable Purchaser’s Purchase Limit Percentage of each Purchase, to the extent that after giving effect thereto, (i) its Investment would not exceed its Purchase Limit, (ii) the Aggregate Investment would not exceed the Aggregate Purchase Limit and (iii) the Aggregate Investment would not exceed the Adjusted Net Receivables Balance. The first Purchase and each additional Purchase is referred to herein as an “Incremental Purchase.” All Purchases hereunder shall be made ratably by each Purchaser in accordance with the Purchase Limit of such Purchaser.

(c) Incremental Purchases. In order to request an Incremental Purchase from a Purchaser, the Seller must provide to the Agent an irrevocable written request (including by telecopier or other facsimile communication) substantially in the form of the Daily Report (an “Incremental Purchase Request”), by 12:00 noon (Chicago time) on the requested date (the “Purchase Date”) of such Purchase, specifying the requested Purchase Date (which must be a Business Day) and the requested amount (the “Purchase Amount”) of such Purchase, which must be in a minimum amount of $100,000 and multiples thereof (or, if less, an amount equal to the Maximum Incremental Purchase Amount). All Incremental Purchases must be requested ratably from all Purchasers. The Agent shall promptly notify the Purchasers of the contents of such request. Subject to Section 7.2 and the other terms and conditions hereof, each Purchaser shall transfer the applicable Purchaser’s Purchase Limit Percentage of the requested Purchase Amount to the Agent by no later than 2:00 p.m. (Chicago time) on the Purchase Date. The Agent shall promptly transfer to the Seller Account the proceeds of any Incremental Purchase delivered to the Agent.

(d) Security Interest. It is the intention of the parties hereto that the Purchases hereunder constitute the sale, transfer and assignment by the Seller to the Purchasers of undivided ownership interests in the Receivables, the Collections and all proceeds of the foregoing (and not merely an extension of credit or a pledge). Nevertheless, the Seller acknowledges and agrees that none of the Agent, any Purchaser or their representatives have made any representations or warranties concerning the tax, accounting or legal characteristics of the Transaction Documents and that the Seller has obtained and relied upon such tax, accounting and legal advice from its own experts concerning the Transaction Documents as it deems appropriate. Without limitation of the foregoing, the Seller hereby grants to the Agent (for the benefit of the Purchasers) a security interest in all of the Seller’s rights in the Receivables, the Collections, all other personal property of the Seller and all proceeds of the foregoing to secure all of the Seller’s obligations under the Transaction Documents.

Section 1.2. Selection of Discount Rates and Tranche Periods. (a) All Investment of each Purchaser shall be allocated to one or more Tranches reflecting the Discount Rates at which such Investment accrues Discount and the Tranche Periods for which such Discount Rates apply; provided that no more than ten Tranches shall be outstanding at any time. Except as set forth below, the Agent shall select the Tranche Periods for all Investments. Not later than (1) concurrently with any request for an Incremental Purchase from the Purchasers, (2) 3:00 p.m., Chicago time, one Business Day prior to the expiration of any Tranche Period applicable to any Investment of each Purchaser if the requested Tranche Period is a Prime Tranche and (3) 10:00 a.m., Chicago time, two Business Days prior to the expiration of any Tranche Period applicable to any Investment of each Purchaser if the requested Tranche Period is a Eurodollar Tranche, the Master Servicer on behalf of the Seller may request the Discount

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Rate(s) and Tranche Period(s) to be applicable to such Investment. All Investment of the Purchasers may accrue Discount at either the Eurodollar Rate or the Prime Rate, in all cases as established for each Tranche Period. Each Tranche shall be in the minimum amount of $1,000,000 and in multiples thereof or, in the case of Discount accruing at the Prime Rate, in any amount of Investment that otherwise has not been allocated to another Tranche Period. During the continuance of a Termination Event, the Agent may reallocate any outstanding Investment allocated to a Eurodollar Tranche to a Prime Tranche at the end of its then current Tranche Period. All Discount accrued during a Tranche Period shall be paid by the Seller to the Agent (for the benefit of the Purchasers) on the last day of such Tranche Period.

(b) If, by the time required in Section 1.2(a), the Seller fails to select a Tranche Period for any Investment of any Purchaser, the Agent may, in its sole discretion, select such Tranche Period. If, by the time required in Section 1.2(a), the Seller and the Agent do not select a Discount Rate or Tranche Period for any Investment, such amount of Investment shall automatically accrue Discount at the Prime Rate for a three Business Day Tranche Period.

(c) If any Purchaser determines (i) that maintenance of any Eurodollar Tranche would violate any applicable law or regulation or (ii) that deposits of a type and maturity appropriate to match fund any of such Purchaser’s Eurodollar Tranches are not available, then the Agent, upon the direction of such Purchaser, shall suspend the availability of, and terminate any outstanding, Eurodollar Tranche so affected. All Investment allocated to any such terminated Eurodollar Tranche shall be reallocated to a Prime Tranche at the termination of the related Tranche Period.

Section 1.3. Fees and Other Costs and Expenses. (a) The Seller shall pay to the Agent such amounts as agreed to with the Seller in the Fee Letter.

(b) The Seller shall pay to the Agent for the account of each Purchaser a non-use fee computed at the Non-Use Fee Rate on the average daily unused portion of such Purchaser’s Purchase Limit. Such non-use fee shall accrue from the Closing Date to the Termination Date and shall be due and payable for each Discount Period in arrears on the Bi-Monthly Settlement Date of each month and on the Termination Date.

(c) The Seller shall pay to the Agent for the account of each Purchaser a facility fee computed at the Facility Fee Rate of such Purchaser’s Purchase Limit on each anniversary of the Closing Date on or prior to the Termination Date.

(d) If the amount of Investment of any Purchaser allocated to any Eurodollar Tranche is reduced before the last day of its Tranche Period, or if a requested Incremental Purchase at the Eurodollar Rate does not take place on its scheduled Purchase Date, the Seller shall pay the Early Payment Fee to each applicable Purchaser.

(e) Investment shall be payable solely from Collections and from amounts payable under Sections 1.4, 1.6 and 6.1 (to the extent amounts paid under Section 6.1 indemnify against reductions in or non-payment of Receivables). The Seller shall pay, as a full recourse obligation, all other amounts payable hereunder and under the Fee Letter, including all Discount, fees described in clauses (a), (b), (c) and (d) above and amounts payable under Article VI.

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Section 1.4. Maintenance of Sold Interest; Deemed Collection.

(a) General. If at any time before the Termination Date the Adjusted Net Receivables Balance is less than the Aggregate Investment, the Seller shall promptly (but not later than one Business Day after such deficiency arises) pay to the Agent an amount equal to such deficiency for application to reduce the Investments of the Purchasers ratably in accordance with the principal amount of their respective Investments, applied first to the outstanding Prime Tranches and second to the outstanding Eurodollar Tranches in the order in which their respective then current Tranche Periods are scheduled to end.

(b) Deemed Collections. With respect to any Receivable, if on any day the outstanding balance of such Receivable is reduced or cancelled as a result of (i) any defective or rejected goods or services, (ii) any cash discount or adjustment (including as a result of the application of any special refund or other discounts or any reconciliation), (iii) any setoff or credit (whether such claim or credit arises out of the same, a related, or an unrelated transaction) or (iv) any other reason except the financial inability of the Obligor to pay undisputed indebtedness, the Seller and the related Servicer shall be deemed to have received on such day a Collection on such Receivable in the amount of such reduction or cancellation. If (i) any representation, warranty, covenant or other agreement of the Seller related to a Receivable is not true or is not satisfied as of the date a Purchase Interest was conveyed to the Agent on behalf of the Purchasers or (ii) the Seller has not taken the action required to be taken by it with respect to a Receivable under Section 5.4, the Seller shall be deemed to have received on such day a Collection in the outstanding principal amount of such Receivable. If a Receivable was identified as an Eligible Receivable in any writing given to the Agent or the Purchasers, but was not an Eligible Receivable when so identified, the Seller and the related Servicer shall be deemed to have received on such day a Collection in the amount of the outstanding balance of such Receivable. All such Collections deemed received by the Seller and the related Servicer under this Section 1.4(b) shall be remitted by them to the Agent Collection Account within one Business Day after such deemed receipt in accordance with Sections 5.1(i) and 5.2(h).

(c) Adjustment to Sold Interests. At any time before the Termination Date that the Seller is deemed to have received any Collection under Section 1.4(b) (“Deemed Collections”) that derives from a Receivable that is otherwise reported as an Eligible Receivable, so long as no Liquidation Period then exists the Seller may satisfy its obligation to deliver such amount to the related Servicer by instead notifying the Agent that each Sold Interest should be recalculated by decreasing the Net Receivables Balance by the amount of such Deemed Collections, so long as such adjustment does not cause the Adjusted Net Receivables Balance to be less than the Aggregate Investment.

(d) Payment Assumption. Unless an Obligor otherwise specifies (by reference to a particular invoice or otherwise) or another application is required by contract or law, any payment received by the Seller from any Obligor shall be applied as a Collection of Receivables of such Obligor (starting with the oldest such Receivable) and remitted to the related Servicer as such.

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Section 1.5. Reduction in Purchase Limits. The Seller may, upon thirty days’ notice to the Agent, reduce the Aggregate Purchase Limit in increments of $5,000,000, so long as the Aggregate Purchase Limit at all times equals or exceeds the outstanding Aggregate Investment. Each such reduction in the Aggregate Purchase Limit shall reduce the Purchase Limit of each Purchaser in accordance with its Purchase Limit Percentage.

Section 1.6. Optional Repurchases. At any time that the Aggregate Investment is less than 10% of the highest Aggregate Investment outstanding at any time hereunder, the Master Servicer may, upon thirty days’ notice to the Agent, purchase the Sold Interests from the Purchasers at a price equal to the outstanding Matured Aggregate Investment.

Section 1.7. Assignment of Purchase Agreement. The Seller hereby assigns and otherwise transfers to the Agent (for the benefit of the Agent, each Purchaser and any other Person to whom any amount is owed hereunder) all of the Seller’s right, title and interest in, to and under the Purchase Agreement. The Seller shall file and record all financing statements, continuation statements and other documents required to perfect or protect such assignment. This assignment includes (a) all monies due and to become due to the Seller from the Originators or the Parent under or in connection with the Purchase Agreement (including fees, expenses, costs, indemnities and damages for the breach of any obligation or representation related to either such agreement) and (b) all rights, remedies, powers, privileges and claims of the Seller against the Originators or the Parent under or in connection with the Purchase Agreement. All provisions of the Purchase Agreement shall inure to the benefit of, and may be relied upon by, the Agent, each Purchaser and each such other Person. At any time after a Servicer Replacement Event, the Agent shall have the sole right to enforce the Seller’s rights and remedies under the Purchase Agreement to the same extent as the Seller could absent this assignment, but without any obligation on the part of the Agent any Purchaser or any other such Person to perform any of the obligations of the Seller under the Purchase Agreement (or any of the promissory notes executed thereunder). All amounts distributed to the Seller under the Purchase Agreement from Receivables sold to the Seller thereunder shall constitute Collections hereunder and shall be applied in accordance herewith.

Section 1.8. Allocations and Distributions.

(a) Accounts. On or prior to the Closing Date, the Seller, the Servicers, the Agent and LaSalle shall have entered into a Control Agreement, in form and substance satisfactory to the Agent, with respect to the LaSalle Collection Account and the Agent shall have exclusive control of, and a valid, perfected and first priority security interest in the LaSalle Collection Account. On the Closing Date, the Servicers shall inform each Included Employer and each Origination Home Closing Agent that an undivided interest in the Receivables and Related Assets have been assigned to the Agent on behalf of the Purchasers. On or prior to the Closing Date the Servicers shall have given written directions to each then Included Employer and each Origination Home Closing Agent, to remit all amounts due in respect of the Receivables to the Agent Collection Account; provided that if the Seller or a Servicer shall receive any Collections, it shall remit such Collections to the Agent Collection Account within three Business Days of such receipt. Withdrawals, payments and transfers of funds from any Collection Account shall be made only at the direction of Wells Fargo Bank. The amounts held in (i) the LaSalle Collection Account may be transferred to an Investment Account and (ii) the Agent Collection Account may be transferred to an Investment Account, and, in each case invested and reinvested by the Agent at the discretion of, and in investments selected by, the Agent.

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(b) Business Day Payments. On each Business Day other than a Weekly Settlement Date, unless the Termination Date shall have occurred, the Available Funds in the Collection Account shall be transferred by the Agent to the Purchasers to reduce the Investments ratably to the extent of the Principal Distribution Amounts.

(c) Weekly Settlement Dates. On each Weekly Settlement Date, unless the Termination Date shall have occurred, Available Funds, first from the Collection Account and second from the Investment Account, shall be applied to the extent required to make payments ratably to the Purchasers in an amount, if any, necessary to reduce the Investments so that the Aggregate Investment does not exceed the Adjusted Net Receivables Balance.

(d) Bi-Monthly Settlement Dates. On each Bi-Monthly Settlement Date, unless the Termination Date shall have occurred, Available Funds in the Collection Account and the Investment Account received in the preceding month (and not including Available Funds received since the end of the preceding month) shall be applied as follows:

(i) first, to the Agent until all amounts then due and payable to the Agent under the Transaction Documents shall have been paid in full;

(ii) second, ratably to the Purchasers until all Principal Distribution Amounts, Discount and fees previously accrued but not yet paid shall have been paid in full;

(iii) third, ratably to the Purchasers until all other amounts then due and payable to the Purchasers under the Transaction Documents shall have been paid in full;

(iv) fourth, ratably to the Non-Renewing Purchasers until all amounts then due and payable to the Non-Renewing Purchasers under the Transaction Documents shall have been paid in full;

(v) fifth, to any other Person (other than the Servicers and the Originators) to whom any amounts are then due and payable under the Transaction Documents until all such amounts shall have been paid in full;

(vi) sixth, ratably to the Servicers until all amounts then due and payable to the Servicers under the Transaction Documents shall have been paid in full;

(vii) seventh, ratably to the Originators until any amounts then due and payable under the Subordinated Notes shall have been paid in full; and

(viii) eighth, to the Seller.

(e) Termination Date. On each day on and after the Termination Date, all Available Funds in the Collection Account and the Investment Account shall be allocated as follows:

(i) first, to the Agent until all amounts owed to the Agent shall have been paid in full;

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(ii) second, ratably to the Purchasers until all Investments of, and Discount and fees previously accrued but not already paid to, the Purchasers shall have been paid in full;

(iii) third, ratably to the Purchasers until all other amounts owed to the Purchasers shall have been paid in full;

(iv) fourth, to any other Person (excluding the Servicers and the Originators) to whom any amounts are owed under the Transaction Documents until all such amounts shall have been paid in full;

(v) fifth, ratably to the Servicers until all amounts owed to them under the Transaction Documents shall have been paid in full;

(vi) sixth, ratably to the Originators until any amounts then due and payable under the Subordinated Notes shall have been paid in full; and

(vii) seventh, to the Seller.

No distributions shall be made to pay amounts under clauses (iv), (v), (vi) and (vii) above until sufficient Available Funds have been set aside to pay all amounts described in clauses (i) through (iii) that may become payable for all outstanding Tranche Periods.

(f) Ratable Distributions. All distributions shall be made ratably within each priority level in accordance with the respective amounts then due each Person (or group of Persons) included in such level unless otherwise agreed by the Agent.

(g) Payment by Seller. As provided in Section 1.3(e) all Discount and other amounts payable hereunder other than Investment are payable by the Seller. If any part of any Collections is applied to pay any such amounts pursuant to this Section 1.8, the Seller shall pay to the Servicer the amount so applied for distribution as part of Collections.

(h) Other Funds. If at any time Servicer shall have notified the Agent that a portion of the funds deposited into a Collection Account as Collections do not constitute Collections or other proceeds of the Receivables, and shall have provided to the Agent such other information or verification as the Agent shall request with respect thereto, and such funds shall not have been theretofore applied as Collections in accordance with this Article I, the Agent shall instruct the related Account Bank to remit the amount of such funds to the Seller from collected funds then on deposit in such Collection Account. Unless and until the Agent receives such notice and other information or verification, the Agent may treat and apply such funds as Collections. If the Agent receives such notice and other information or verification after applying any such funds that do not constitute Collections, such application of funds shall not be reversed, provided that the Receivables Balance shall be increased, as applicable, to reflect that such applied funds were not Collections.

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Section 1.9. Additional Included Employers and Eligible Relocation Services Agreements. Schedule III to the Receivables Sale Agreement may be amended from time to time at the request of the Seller and the Originators with the consent of the Agent to add an additional Employer and Relocation Services Agreement as an Included Employer and an Eligible Relocation Services Agreement, provided that (i) the Agent has received a complete and correct copy of the related Relocation Services Agreement (including, without limitation, all exhibits, schedules, amendments and addenda thereto), (ii) the related Relocation Services Agreement is in form and substance satisfactory to the Agent, (iii) if required by the Agent, such additional Included Employer provides a written consent to the assignments under the Transaction Documents in form and substance satisfactory to the Agent prior to Schedule III being amended to add such additional Included Employer, (iv) all necessary approvals and releases with respect to the conveyance of the Receivables arising under such related Relocation Services Agreement have been obtained and are in form and substance satisfactory to the Agent, (v) such additional Included Employer otherwise meets the criteria set forth in the definition of “Eligible Employer”, (vi) such related Relocation Services Agreement otherwise meets the criteria set forth in the definition of “Eligible Relocation Services Agreement”, and (vii) such additional Included Employer is acceptable to the Agent.

Section 1.10. Increases in Aggregate Purchase Limit.

(a) Request for Increase. Provided there exists no Potential Termination Event, upon notice to the Agent (which shall promptly notify the Purchasers), the Seller may from time to time on or prior to the Scheduled Termination Date, request an increase in the Aggregate Purchase Limit by an amount (for all such requests) not exceeding $30,000,000; provided that any such request for an increase shall be in a minimum amount of $10,000,000.

(b) Purchasers. To achieve the full amount of a requested increase and subject to the written approval of the Agent, the Seller may invite existing Purchasers to increase their respective Purchase Limits and/or additional Persons to become Purchasers pursuant to a joinder agreement in form and substance satisfactory to the Agent and its counsel; provided that nothing herein shall require any Purchaser to increase its Purchase Limit. Any Purchase Limit of a Person becoming a new Purchaser under this Section 1.10 shall be in an amount of at least $10,000,000.

(c) Increase Effective Date and Allocations. If the Aggregate Purchase Limit is increased in accordance with this Section, the Agent and the Seller shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Agent shall promptly notify the Seller and the Purchasers of the final allocation of such increase and the Increase Effective Date.

(d) Effectiveness of Purchase Limit Increase. As a condition precedent to such increase, the Seller shall deliver to the Agent a certificate of each SIRVA Entity dated as of the Increase Effective Date confirming that all corporate or limited liability company action to authorize such increase has been taken and that no Potential Termination Event exists. The Purchasers shall make and receive such payments between themselves on the Increase Effective Date to the extent necessary to make their respective Purchase Interests pro rata in accordance with their respective Purchase Limits after giving effect to such increase. Schedule II to the Receivables Sale Agreement shall be modified to reflect the increase in the Aggregate Purchase Limit, any new Purchaser and any change in Purchase Limits.

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Section 1.11. Additional SIRVA Entity. At the request of the Seller from time to time, additional Subsidiaries of Parent may become party (each an “Additional SIRVA Entity”) to the Purchase Agreement as an Originator and to this Agreement as a Subservicer with the consent of the Agent pursuant to documentation satisfactory in form and substance to the Agent, including without limitation receipt by the Agent of (i) liens search results with respect to such Additional SIRVA Entity, (ii) releases of all Adverse Claims on Receivables of such Additional SIRVA Entity to be sold pursuant to the Purchase Agreement, (iii) evidence of filing of a UCC financing statement in favor of the Agent against such Additional SIRVA Entity in the applicable filing office, (iv) opinions of counsel to the SIRVA Entities as to the matters covered by the opinions delivered in connection with this Agreement, (v) copy of the Subordinated Note of the Seller to such Additional SIRVA Entity, and (vi) certificate of such Additional SIRVA Entity as to its organizational documents, internal approval and incumbency of officers.

Section 1.12. Extension of Scheduled Termination Date. The current Scheduled Termination Date shall be automatically extended from time to time for an additional 2 year period for each Purchaser unless the applicable Purchaser delivers a written notice of non-extension to the Agent at least 150 days prior to the current Scheduled Termination Date or the Agent delivers a notice of non-extension to the Seller at least 120 days prior to the Scheduled Termination Date. A notice of non-extension delivered by (a) a Purchaser shall only be effective with respect to the Purchaser delivering such notice or (b) the Agent shall be effective with respect to all Purchasers described in such notice. In the event of non-extension by less than all the Purchasers, the Seller may, with the consent of the Agent, seek new Purchasers to purchase such non-extending Purchase Interests and Investments and to undertake their Purchase Limits under the extended Scheduled Termination Date.

ARTICLE II

CUSTODY OF SPECIFIED DOCUMENTS

Section 2.1. Specified Documents. (a) The Specified Documents relating to the Receivables shall be held on behalf of and in trust for the Agent and the Purchasers in the custody of a Person (a “Custodian”) designated to so act on behalf of the Purchasers under this Article II. As the initial Custodians, each of SIRVA Relo, Executive Relo and SIRVA Global is hereby designated as, and agrees to perform the duties and obligations of, a Custodian for the Specified Documents relating to Receivables originated by it. Each initial Custodian acknowledges that the Agent and each Purchaser have relied on the initial Custodians’ agreement to act as Custodians (and the agreement of any of the sub-custodians to so act) in making the decision to execute and deliver this Agreement and agrees that it will not voluntarily resign as Custodian. At any time after the occurrence of a Servicer Replacement Event, the Agent may designate a new Custodian to succeed any initial Custodian (or any successor Custodian). The Agent also may at any time (whether or not a Servicer Replacement Event then exists) designate a Person that is not a SIRVA Entity or an Affiliate of any SIRVA Entity as an additional Custodian, which additional Custodian shall hold all Origination Home Deeds executed in blank, and the Seller and the Originators shall enter into a Bailment Agreement in form and substance satisfactory to the Agent with such additional Custodian and the Agent. The Agent may at any time remove or replace any sub-custodian. If replaced, each Custodian agrees it will turn over possession of the Specified Documents in its possession to the successor Custodian.

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(b) Not less than two Business Days prior to any proposed Purchase Date (or, in the case of the initial Purchase Date, on the initial Purchase Date), the Seller or its designee shall deliver or cause to be delivered (i) to the related Custodian, the Specified Documents with respect to each Receivable proposed to be added to the Net Receivables Balance hereunder, together with the related Document Schedule, and (ii) to the Agent, the Document Schedule (or other report specifying such information regarding Receivables being added to the Net Receivables Balance as the Agent requires). Unless the Agent shall agree otherwise in writing, delivery to the related Custodian of the Specified Documents and the Documents Schedule shall be conditions precedent to any Purchase on such Purchase Date. If the Agent so agrees, the Seller shall cause any missing Specified Documents to be delivered to the related Custodian within the time reasonably required by the Agent (which time shall not exceed 10 days), and failure to do so shall cause the related Receivable to cease being an Eligible Receivable. The Seller and the Servicer shall mark their files relating to the Receivables to note the interest of the Agent and the Purchasers therein.

(c) Each Custodian shall maintain custody of the Specified Documents in trust for the benefit of the Agent and the Purchasers in a secure fire resistant facility in accordance with its customary standards for maintaining custody of the comparable documents, separate from other documents of the Originators and marked to note the interest of the Agent and the Purchasers hereunder. Each Custodian will permit, upon reasonable notice, at any time during reasonable business hours, the Agent or any Purchaser (or any representative thereof) to visit the offices and properties of such Custodian for the purpose of examining such arrangements and to discuss matters relating thereto with any of such Custodian’s officers, directors or employees having knowledge of such matters.

Section 2.2. Servicing Releases. (a) From time to time upon request of a Servicer for release or delivery of any Specified Document, which request to a Custodian (if the Custodian is not the same entity as such Servicer) shall be substantially in the form of Exhibit B hereto, such Custodian shall release and make delivery of such Specified Documents within its possession as so instructed. By a delivery of any such request, such Servicer shall be deemed to have certified that the release or delivery of such Specified Document is consistent with the requirements of this Agreement and the other Transaction Documents. Shipment of the Specified Documents may be made by courier, delivery or personal delivery (confirmation receipt requested) or such other means as shall be directed by such Servicer. All Specified Documents so released or delivered shall be held by such Servicer, or under its control, in trust for the benefit of the Agent and the Purchasers. Such Servicer shall return such documents to such Custodian when such Servicer’s servicing need no longer exists, unless such release is in connection with the liquidation of the related Receivable or payment in full of the related Receivable in accordance with its terms.

(b) In no event shall any Custodian have any liability for risks associated with the shipment or delivery of any Specified Documents, absent such Custodian’s gross negligence or willful misconduct.

(c) At the request of the Servicer, a Custodian shall provide to the Servicer copies of Specified Documents held by such Custodian.

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Section 2.3. Cooperation. (a) Each Servicer will cooperate with the Custodians, and provide such information as any Custodian shall reasonably request from time to time, in connection with such Custodian’s custody of the Specified Documents.

(b) Nothing contained in this Article II shall impair or diminish any obligation of the Seller or any Servicer with respect to the servicing or collection of the Receivables. The Agent will have no liability in connection with its maintenance of custody of any Specified Documents absent its own willful misconduct or gross negligence. Without limiting the foregoing the Agent shall have no obligation to request receipt of any documents the existence of which has not been made known.

ARTICLE III

ADMINISTRATION AND COLLECTIONS

Section 3.1. Appointment of Servicer. (a) The servicing, administering and collecting of the Receivables shall be conducted by a Person or Persons (whether designated as a “Master Servicer” or “Subservicer,” each a “Servicer”) designated to so act on behalf of the Purchasers under this Article III. As the initial Master Servicer, SIRVA Relo is hereby designated as, and agrees to perform the duties and obligations of, the Servicer. The Master Servicer acknowledges that the Agent and each Purchaser have relied on the Master Servicer’s agreement to act as Servicer (and the agreement of each Subservicer and any of the other sub-servicers to so act) in making the decision to execute and deliver this Agreement and agrees that it will not voluntarily resign as Servicer. At any time after the occurrence of a Servicer Replacement Event, the Agent may designate a new Servicer to succeed the Master Servicer, any Subservicer or any successor Servicer.

(b) The Master Servicer may, and if requested by the Agent shall, delegate its duties and obligations as Servicer to any Affiliate (acting as a sub-Servicer). The Master Servicer hereby delegates to Executive Relo, as an initial Subservicer, its duties and obligations as Servicer with respect to Receivables originated by Executive Relo. The Master Servicer hereby delegates to SIRVA Global, as an initial Subservicer, its duties and obligations as Servicer with respect to Receivables originated by SIRVA Global. Notwithstanding such delegation, the Master Servicer shall remain primarily liable for the performance of the duties and obligations so delegated, and the Agent and each Purchaser shall have the right to look solely to the Master Servicer for such performance. The Agent may at any time after the occurrence of a Servicer Replacement Event remove or replace any sub-Servicer, including any Subservicer.

(c) If replaced, each Servicer agrees it will terminate, and will cause each existing sub-Servicer to terminate, its collection activities in a manner requested by the Agent to facilitate the transition to a new Servicer. Each Servicer shall cooperate with and assist any new Servicer in assuming the obligation to service the Receivables, including all reasonable efforts to provide the Servicer with access to all software programs necessary or desirable to collect the Receivables. For a ninety day period after the appointment of a new Servicer, at its own expense, each Servicer irrevocably agrees to act (if requested to do so) as the data-processing agent for any new Servicer in substantially the same manner as such Servicer conducted such data-processing functions while it acted as the Servicer.

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Section 3.2. Duties of Servicer. (a) Each Servicer shall take, or cause to be taken, all action necessary or advisable to collect each Receivable in accordance with this Agreement, the applicable Credit and Collection Policy and all applicable laws, rules and regulations using the skill and attention such Servicer exercises in collecting other receivables or obligations owed solely to it. On the Closing Date, the Servicers shall inform each Included Employer and each Origination Home Closing Agent that an undivided interest in the Receivables and Related Assets has been assigned to the Agent on behalf of the Purchasers. On or prior to the Closing Date, the Servicers shall have given written directions to each then Included Employer and each Origination Home Closing Agent to remit all amounts due in respect of the Receivables to the Agent Collection Account; provided that if the Seller or a Servicer shall receive any Collections, it shall remit such Collections to the Agent Collection Account within three Business Days of such receipt. Each party hereto hereby appoints the Servicer to enforce such Person’s rights and interests in the Receivables. The Servicer shall be entitled to commence or settle any legal action to enforce the collection of any Receivable; provided that, except with respect to Reserved Collection Matters, the Agent shall have the right to approve any such settlement unless the related Originator shall have elected to treat such settlement as an event giving rise to a Deemed Collection under Section 3.2 of the Purchase Agreement and shall have made all payments required with respect thereto under such Section, and the Seller shall have made any payment required to be made in respect of such Deemed Collection under Section 1.4. If at any time, the Agent notifies a Servicer that the Agent believes litigation would be an appropriate means to collect any Receivable (other than in respect of Reserved Collection Matters), and such Servicer declines to initiate such litigation after good faith discussion with the Agent, the Agent shall be entitled to notify the Obligor on such Receivable of the assignment of an interest therein to the Agent and/or to initiate litigation with respect thereto in the name of the Purchasers or in the name of the related Originator or the Seller unless the related Originator shall have elected to treat such Receivable as the subject of a dispute giving rise to Deemed Collections under Section 3.2 of its Purchase Agreement and shall have made all payments required with respect thereto under such Section, and the Seller shall have made any payment required to be made in respect of such Deemed Collection under Section 1.4.

(b) If no Potential Termination Event exists and a Servicer determines that such action is appropriate in order to maximize the Collections, such Servicer may, in accordance with the applicable Credit and Collection Policy, extend the maturity of any Receivable or adjust the outstanding balance of any Receivable; provided that (i) no such extension shall be for a period more than sixty (60) days (or, in the case of an Equity Advance, 180 days), and (ii) such extension shall not permit a Receivable to be an Eligible Receivable if it would otherwise cease to be an Eligible Receivable. Any such extension or adjustment shall not alter the status of a Receivable as a Defaulted Receivable or limit any rights of the Agent or the Purchasers hereunder. If a Potential Termination Event exists, a Servicer may make such extensions or adjustments only with the prior consent of the Agent. No Servicer shall make any modification or adjustment or waive any obligation of any Obligor with respect to any Receivable without the prior consent of the Agent.

Section 3.3. Reports. On each Business Day, the Master Servicer shall deliver to the Agent a report reflecting information as of the close of business on the next preceding Business Day (each a “Daily Report”), containing the information described on Exhibit C-1 (with such modifications or additional information as requested by the Agent). On or before each Weekly

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Reporting Date, the Master Servicer shall deliver to the Agent a report reflecting information as of the close of business on the next preceding Business Day (each a “Weekly Report”), containing the information described on Exhibit C-2 (with such modifications or additional information as requested by the Agent). On or before each Bi-Monthly Reporting Date, and at such other times (following reasonable written notice from the Agent) covering such other periods as is requested by the Agent, the Master Servicer shall deliver to the Agent a report reflecting information as of the close of business of the Servicer for the immediately preceding calendar month or such other preceding period as is requested (each a “Bi-Monthly Report”), containing the information described on Exhibit C-3 (with such modifications or additional information as reasonably requested by the Agent). On or before the last day of each calendar quarter, the Master Servicer shall deliver to the Agent a report detailing all Receivables by type and Obligor, including current notice information for each Obligor.

Section 3.4. Enforcement Rights. (a) At any time after the occurrence of a Servicer Replacement Event, the Agent may (and, at the direction of the Required Purchasers, shall) direct any Obligors and the Lock-Box Banks to make all payments on the Receivables directly to the Agent or its designee. The Agent may, and the Seller shall, at the Agent’s request, withhold the identity of the Purchasers from the Obligors and the Lock-Box Banks. Upon the Agent’s request following a Servicer Replacement Event, the Seller (at the Seller’s expense) shall (i) give notice to each Obligor of the Agent’s ownership of the Sold Interests and direct that payments on Receivables be made directly to the Agent or its designee, (ii) assemble for the Agent all Records and collateral security for the Receivables and to transfer (or cause to be transferred) to the Agent (or its designee) licenses for the use of, all software useful to collect the Receivables and (iii) segregate in a manner acceptable to the Agent all Collections the Seller receives and, within one Business Day of receipt, remit such Collections in the form received, duly endorsed or with duly executed instruments of transfer, to the Collection Account. The Seller and the Servicers hereby confirm that all software currently used to collect or service Receivables was developed and owned by them, and hereby grant to the Agent a license to use any and all such software, which license is coupled with an interest and is irrevocable.

(b) Upon the occurrence of a Recording Trigger Event, the Servicers shall complete and record or to cause to be recorded (and the Seller and each Servicer hereby consent to the Servicers or the Agent completing and recording or hereby causing to be recorded) in the real estate records of the applicable jurisdictions (A) Relocating Employee Contracts, Origination Home Deeds and/or Origination Home Purchase Contracts in such manner and in the names of such transferees as the Agent may require and (B) such other documents as the Agent may reasonably require, in form reasonably satisfactory to the Agent, evidencing the conveyance of Relocating Employee Contracts, Origination Home Deeds and/or Origination Home Purchase Contracts.

(c) Each Servicer shall segregate any Collections received by it from other funds of the Seller and the Servicers within three Business Days of receipt and hold such amounts for the Agent (for the benefit of the Purchasers). The Seller hereby irrevocably appoints the Agent as its attorney-in-fact coupled with an interest, with full power of substitution and with full authority in the place of the Seller, to take any and all steps deemed desirable by the Agent, in the name and on behalf of the Seller to (i) collect any amounts due under any Receivable, including endorsing the name of the Seller on checks and other instruments representing Collections and enforcing

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such Receivables, and (ii) exercise any and all of the Seller’s rights and remedies under the Purchase Agreement. The Agent’s powers under this Section 3.4(c) shall not subject the Agent to any liability if any action taken by it proves to be inadequate or invalid, nor shall such powers confer any obligation whatsoever upon the Agent.

(d) The Agent is hereby authorized to give notice at any time after the occurrence and during the continuance of a Termination Event to any or all Lock-Box Banks that the Agent is exercising its rights under the Lock-Box Agreements and to take all actions permitted under the Lock-Box Agreements. The Seller and each Servicer agree to take any action requested by the Agent to facilitate the foregoing. After the Agent takes any such action under the Lock-Box Agreements, the Seller and each Servicer shall immediately deliver to the Agent any Collections received by the Seller or such Servicer. Should the Agent receive written notice (together with satisfactory proof) that amounts it has previously received as Collections are not Collections, if such amounts have not theretofore been applied as Collections pursuant to Article I, the Agent shall remit such amounts to the applicable Servicer promptly after receiving such notice and proof. Unless and until the Agent receives such notice and proof, the Agent may treat and apply amounts received in the Collection Account as Collections. If the Agent receives such notice and proof after applying any such amounts as Collections, such application of amounts shall not be reversed, provided that the Receivables Balance shall be increased, as applicable, to reflect that such applied amounts were not Collections.

(e) None of the Agent or any Purchaser shall have any obligation to take or consent to any action to realize upon any Receivable or to enforce any rights or remedies related thereto.

(f) During the existence of a Termination Event, in addition to the rights otherwise provided herein, in the other Transaction Documents or by applicable law to the Agent and the Purchasers, the Agent may exercise for the ratable benefit of the Purchasers all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised), including, without limitation, the right to sell the Receivables (or any portion thereof), in one or more sales. The Agent shall exercise any such rights for the ratable benefit of the Purchasers upon the direction of the Required Purchasers.

Section 3.5. Servicer Fee. On each Bi-Monthly Settlement Date, the Seller shall pay to the Master Servicer a fee (for the account of itself and the Subservicer) for the immediately preceding Discount Period as compensation for its services (the “Servicer Fee”) equal to (a) at all times the Seller or an Affiliate of any SIRVA Entity is the Master Servicer, a rate equal to 0.60% per annum of the Receivables Balance as of the first day of such preceding Discount Period, and (b) at all times any other Person is the Master Servicer, a reasonable amount agreed upon by the Agent and the new Servicer on an arm’s-length basis reflecting rates and terms prevailing in the market at such time. The Master Servicer may only collect the Servicer Fee to the extent funds are available for the purpose under Section 1.8. The Seller shall be obligated to reimburse any such payment pursuant to Section 1.4 or 1.8.

Section 3.6. Responsibilities of the Seller. The Seller shall, or shall exercise its rights under the Purchase Agreement to cause the Originators to, pay when due all Taxes payable in connection with the Receivables or their creation or satisfaction. The Seller shall, and shall exercise its rights under the Purchase Agreement to cause the Originators to, perform all of its

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obligations under agreements related to the Receivables to the same extent as if interests in the Receivables had not been transferred hereunder or, in the case of the Originators, under the Purchase Agreement. The Agent’s or any Purchaser’s exercise of any rights hereunder shall not relieve the Seller or any Originator from such obligations. None of the Agent or any Purchaser shall have any obligation to perform any obligation of the Seller or of any Originator or the other obligation or liability in connection with the Receivables.

Section 3.7. Actions by Seller. The Seller shall defend and indemnify the Agent and each Purchaser against all costs, expenses, claims and liabilities for any action taken by the Seller, any Originator or any other Affiliate of the Seller or of any Originator (whether acting as Servicer, sub-Servicer or otherwise) related to any Receivable, or arising out of any alleged failure of compliance of any Receivable with the provisions of any law or regulation.

Section 3.8. Indemnities by Servicers. Without limiting any other rights any such Person may have hereunder or under applicable law, the Servicers, jointly and severally, hereby indemnify and hold harmless the Agent and each Purchaser and their respective officers, directors, agents and employees (each an “Indemnified Party”) from and against any and all damages, losses, claims, liabilities, penalties, Taxes, costs and expenses (including attorneys’ fees and court costs) (all of the foregoing collectively, the “Indemnified Losses”) at any time imposed on or incurred by any Indemnified Party arising out of or otherwise relating to:

(i) any written representation or warranty made by a Servicer (or any employee or agent of a Servicer) in this Agreement, any other Transaction Document, any Daily Report, Weekly Report or Bi-Monthly Report or any other information or report delivered by a Servicer pursuant hereto, which shall have been false or incorrect in any material respect when made;

(ii) the failure by a Servicer to comply with any applicable law, rule or regulation related to any Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

(iii) any loss of a perfected security interest or ownership interest (or in the priority of such security interest or ownership interest) as a result of a Servicer acting as Custodian or as a result of any commingling by a Servicer of funds to which the Agent or any Purchaser is entitled hereunder with any other funds; or

(iv) any failure of a Servicer to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document to which a Servicer is a party;

whether arising by reason of the acts to be performed by a Servicer hereunder or otherwise, excluding only Indemnified Losses to the extent (a) such Indemnified Losses resulted from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification, or (b) such Indemnified Losses resulted due to Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor, or (c) such Indemnified Losses include Taxes on, or measured by, the overall net income of the Agent or any Purchaser (determined on the assumption that the transactions contemplated hereby would

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constitute debt for tax purposes); provided, however, that nothing contained in this sentence shall limit the liability of the Servicers or limit the recourse of the Agent and each Purchaser to the Servicers for any amounts otherwise specifically provided to be paid by the Servicers hereunder.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1. Seller Representations and Warranties. The Seller represents and warrants to the Agent and each Purchaser as of the date hereof and as of each Purchase Date that:

(a) Corporate Existence and Power. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all limited liability company power and authority and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where failure to obtain such license, authorization, consent or approval would not reasonably be expected to have a Material Adverse Effect.

(b) Corporate Authorization and No Contravention. The execution, delivery and performance by the Seller of each Transaction Document to which it is a party (i) are within its corporate powers, (ii) have been duly authorized by all necessary limited liability company action, (iii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its limited liability company agreement or (C) any agreement, order or other instrument to which it is a party or its property is subject except where such contravention or default would not reasonably be expected to have a Material Adverse Effect and (iv) will not result in any Adverse Claim on any Receivable or Collection or give cause for the acceleration of any indebtedness of the Seller.

(c) No Consent Required. No approval, authorization or other action by, or filings with, any Governmental Authority or (subject to the Permitted Exceptions) other Person (other than the parties hereto) is required in connection with the execution, delivery and performance by the Seller of any Transaction Document or any transaction contemplated thereby.

(d) Binding Effect. Each Transaction Document to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as limited by bankruptcy, insolvency, or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(e) Perfection of Ownership Interest. The Seller owns the Receivables free of any Adverse Claim other than the interests of the Purchasers (through the Agent) therein that are created hereby, and each Purchaser shall at all times have a valid undivided ownership interest, which shall be a first priority perfected security interest for purposes of Article 9 of the applicable Uniform Commercial Code, in the Receivables and Collections, subject to the Permitted Exceptions.

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(f) Accuracy of Information. All information furnished by or on behalf of the Seller to the Agent or any Purchaser in connection with any Transaction Document, or any transaction contemplated thereby, was true and accurate in all material respects when so furnished (and is not incomplete by omitting any information necessary to prevent such information from being materially misleading in light of the circumstances in which such information was furnished).

(g) No Actions, Suits. There are no actions, suits or other proceedings (including matters relating to environmental liability) pending or threatened against or affecting the Seller, or any of its respective properties, that would reasonably be expected to have a Material Adverse Effect. The Seller is not in default of any contractual obligation or in violation of any order, rule or regulation of any Governmental Authority, which default or violation would reasonably be expected to have a Material Adverse Effect.

(h) Accuracy of Exhibits; Accounts. All information on Exhibit D (listing offices and names of the Seller and the Originators and where they maintain Records), is true and complete, subject to any changes permitted by, and notified to the Agent in accordance with, Article V. The Seller has not granted any interest in any Collection Account, any Investment Account or the Lock-Box Accounts to any Person other than the Agent and, in the case of the LaSalle Collection Account, LaSalle (which interest LaSalle has released on the Closing Date) and, the Agent has exclusive control of the Collection Accounts, the Investment Account and the Lock-Box Accounts.

(i) Credit and Collection Policy. Each Receivable has been originated in material compliance with the Credit and Collection Policy.

(j) Sales by the Originator. Each sale by an Originator to the Seller of an interest in Receivables and their Collections has been made in accordance with the terms of the Purchase Agreement, including the payment by the Seller to such Originator of the purchase price described in the Purchase Agreement. Each such sale has been made for “reasonably equivalent value” (as such term is used in Section 548 of the Bankruptcy Code) and not for or on account of “antecedent debt” (as such term is used in Section 547 of the Bankruptcy Code) owed by such Originator to the Seller.

Section 4.2. Master Servicer Representations and Warranties. The Master Servicer represents and warrants to the Agent and each Purchaser as of the date hereof and as of each Purchase Date that:

(a) Company Existence and Power. The Master Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all limited liability company power and authority and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where failure to obtain such license, authorization, consent or approval would not reasonably be expected to have a Material Adverse Effect.

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(b) Company Authorization and No Contravention. The execution, delivery and performance by the Master Servicer of each Transaction Document to which it is a party (i) are within its limited liability company powers, (ii) have been duly authorized by all necessary company action, (iii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its constitutional documents or (C) any agreement, order or other instrument to which it is a party or its property is subject except where such contravention or default would not reasonably be expected to have a Material Adverse Effect and (iv) will not result in any Adverse Claim on any Receivable or Collection or give cause for the acceleration of any indebtedness of the Master Servicer.

(c) No Consent Required. No approval, authorization or other action by, or filings with, any Governmental Authority or (subject to Permitted Exceptions) other Person (other than the parties hereto) is required in connection with the execution, delivery and performance by the Master Servicer of any Transaction Document or any transaction contemplated thereby.

(d) Binding Effect. Each Transaction Document to which the Master Servicer is a party constitutes the legal, valid and binding obligation of the Master Servicer enforceable against the Master Servicer in accordance with its terms, except as limited by bankruptcy, insolvency, or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(e) Accuracy of Information. All information furnished by or on behalf of the Master Servicer to the Agent or any Purchaser in connection with any Transaction Document, or any transaction contemplated thereby, was true and accurate in all material respects when so furnished (and is not incomplete by omitting any information necessary to prevent such information from being materially misleading in light of the circumstances in which such information was furnished).

(f) No Actions, Suits. There are no actions, suits or other proceedings (including matters relating to environmental liability) pending or threatened against or affecting the Master Servicer, or any of its respective properties, that would reasonably be expected to have a Material Adverse Effect. The Master Servicer is not in default of any contractual obligation or in violation of any order, rule or regulation of any Governmental Authority, which default or violation would reasonably be expected to have a Material Adverse Effect.

(g) Credit and Collection Policy. The Master Servicer has administered each Receivable in accordance in all material respects with the Credit and Collection Policy.

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Section 4.3. Subservicer Representations and Warranties. Each Subservicer represents and warrants to the Agent and each Purchaser as of the date hereof and as of each Purchase Date that:

(a) Company Existence and Power. The Subservicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan (in the case of Executive Relo) or Delaware (in the case of SIRVA Global) and has all corporate power and authority and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where failure to obtain such license, authorization, consent or approval would not reasonably be expected to have a Material Adverse Effect.

(b) Company Authorization and No Contravention. The execution, delivery and performance by the Subservicer of each Transaction Document to which it is a party (i) are within its corporate powers, (ii) have been duly authorized by all necessary company action, (iii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its constitutional documents or (C) any agreement, order or other instrument to which it is a party or its property is subject except where such contravention or default would not reasonably be expected to have a Material Adverse Effect and (iv) will not result in any Adverse Claim on any Receivable or Collection or give cause for the acceleration of any indebtedness of the Subservicer.

(c) No Consent Required. No approval, authorization or other action by, or filings with, any Governmental Authority or (subject to Permitted Exceptions) other Person (other than the parties hereto) is required in connection with the execution, delivery and performance by the Subservicer of any Transaction Document or any transaction contemplated thereby.

(d) Binding Effect. Each Transaction Document to which the Subservicer is a party constitutes the legal, valid and binding obligation of the Subservicer enforceable against the Subservicer in accordance with its terms, except as limited by bankruptcy, insolvency, or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(e) Accuracy of Information. All information furnished by or on behalf of the Subservicer to the Agent or any Purchaser in connection with any Transaction Document, or any transaction contemplated thereby, was true and accurate in all material respects when so furnished (and is not incomplete by omitting any information necessary to prevent such information from being materially misleading in light of the circumstances in which such information was furnished).

(f) No Actions, Suits. There are no actions, suits or other proceedings (including matters relating to environmental liability) pending or threatened against or affecting the Subservicer, or any of its respective properties, that would reasonably be expected to have a Material Adverse Effect. The Subservicer is not in default of any contractual obligation or in violation of any order, rule or regulation of any Governmental Authority, which default or violation would reasonably be expected to have a Material Adverse Effect.

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(g) Credit and Collection Policy. The Subservicer has administered each Receivable in accordance in all material respects with the Credit and Collection Policy.

ARTICLE V

COVENANTS

Section 5.1. Covenants of the Seller. The Seller hereby covenants and agrees to comply with the following covenants and agreements, unless the Agent, the Required Purchasers shall otherwise consent:

(a) Financial Reporting. The Seller will maintain a system of accounting established and administered in accordance with GAAP and will furnish to the Agent:

(i) Annual and Quarterly Financial Statements.

(A) As soon as available, but in any event not later than the 120th day following the end of each fiscal year of SIRVA, Inc. ending on or after December 31, 2008, a copy of the audited consolidated balance sheet of SIRVA, Inc. and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for and as of the end of the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young or other independent certified public accountants of nationally recognized standing reasonably satisfactory to the Agent (it being agreed that the furnishing of SIRVA, Inc.’s Annual Report on Form 10-K for such year, as filed with the Securities and Exchange Commission, will satisfy the Seller’s obligation under this Section 5.1(a)(i) with respect to such year);

(B) as soon as available, but in any event not later than the 45th day following the end of each of the first three quarterly periods of each fiscal year of SIRVA, Inc., the unaudited consolidated balance sheet of SIRVA, Inc. and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows of SIRVA, Inc. and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, certified by a Designated Financial Officer of SIRVA, Inc. as being fairly stated in all material respects (subject to normal year end audit and other adjustments) (it being agreed that the furnishing of SIRVA, Inc.’s Quarterly Report on Form 10-Q for such quarter, as filed with the Securities and Exchange Commission, will satisfy the Seller’s obligations under this Section 5.1(a)(ii) with respect to such quarter);

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(C) as soon as available, but in any event not later than the 45th day following the end of each of the first three quarterly periods of each fiscal year of the Seller, the unaudited balance sheet of the Seller as at the end of such quarter and the related unaudited statements of income and of cash flows of the Seller for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, certified by a Designated Financial Officer of the Seller as being fairly stated in all material respects (subject to normal year end audit and other adjustments);

(D) as soon as available, but in any event not later than the 120th day following the end of each fiscal year of the Parent ending on or after December 31, 2008 a copy of the audited consolidated balance sheet of the Parent and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for and as of the end of the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young or other independent certified public accountants of nationally recognized standing reasonably satisfactory to the Agent;

(E) as soon as available, but in any event not later than the 45th day following the end of each of the first three quarterly periods of each fiscal year of the Parent, the unaudited consolidated balance sheet of the Parent and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows of the Parent and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, certified by a Designated Financial Officer of the Parent as being fairly stated in all material respects (subject to normal year end audit and other adjustments);

(F) with respect to each fiscal month of SIRVA, Inc., a reporting package outlining key metrics and operating performance by segment for such fiscal month of SIRVA, Inc., in form and substance identical to that delivered to the administrative agents under the SIRVA Credit Agreements, to be delivered not later than (i) 30 days after the end of each fiscal month which is not also a fiscal quarter or fiscal year end of SIRVA, Inc. and (ii) 45 days after the end of each fiscal quarter and fiscal year of SIRVA, Inc.; provided that with respect to any reporting package delivered for the last fiscal month of any fiscal year, EBITDA and operating income information may be provided within 60 days of the end of such fiscal year; and

(G) as soon as available, but in any event not later than the 30th day following the end of each month that is not the end of a fiscal quarter of the Seller, the unaudited balance sheet of the Seller as at the end of such quarter and the related unaudited statements of income and of cash flows of the Seller for

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such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, certified by a Designated Financial Officer of the Seller as being fairly stated in all material respects (subject to normal year end audit and other adjustments);

all such financial statements delivered pursuant to Section 5.1(a)(i) to be (and, in the case of financial statements delivered pursuant to Section 5.1(a)(i)(B), (C), (D), (E) and (G) shall be certified by a Designated Financial Officer of the applicable SIRVA Entity as being) complete and correct in all material respects in conformity with GAAP and to be (and, in the case of financial statements delivered pursuant to Section 5.1(a)(i)(B), (C), (D), (E) and (G) shall be certified by a Designated Financial Officer of the applicable SIRVA Entity as being) prepared in reasonable detail in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods that began on or after the date (except as approved by such accountants or officer, as the case may be, and disclosed therein, and except, in the case of the financial statements delivered pursuant to Section 5.1(a)(i)(B) and (G), for the absence of certain notes).

(ii) Officer’s Certificate. Each time financial statements are furnished pursuant to subclause (B), (C), (E) and (G)of Section 5.1(a)(i), a compliance certificate (in substantially the form of Exhibit F) signed by a Designated Financial Officer, dated the date of such financial statements, and containing a computation of each of the financial ratios and restrictions contained herein;

(iii) Public Reports. Within 5 Business Days after the same are filed, a copy of each report or proxy statement filed by SIRVA, Inc. with the Securities Exchange Commission or any securities exchange;

(iv) Budgets. By March 31 of each year, a copy of a Budget (or updated Budget) for the Originators with respect to such year prepared on a consolidating basis for the businesses owned by SIRVA Relo, Executive Relo and SIRVA Global, and including the Seller (but excluding SIRVA Mortgage), certified by an officer or officers of the Originators as being prepared using the same methods as the budget prepared by the Parent for purposes of the SIRVA Credit Agreements for such years and for 2008; and

(v) Other Information. With reasonable promptness, such other information relating to the SIRVA Entities, the Receivables and the Obligors as may be reasonably requested by the Agent including, without limitation, for the applicable period requested by the Agent a reconciliation of actual to normalized EBITDAR for SIRVA, Inc., which reconciliation shall be an indication of the components thereof from the Moving Services, the North America and Overseas business lines of the Parent.

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(b) Notices. Immediately upon becoming aware of any of the following the Seller will notify the Agent and provide a description of:

(i) Potential Termination Events. The occurrence of any Potential Termination Event (including the occurrence of any tax lien with respect to any Receivable);

(ii) Representations and Warranties. The failure of any representation or warranty herein to be true (when made) in any material respect;

(iii) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding in which the amount involved (not covered by insurance) is $2,500,000 or more or in which injunctive or similar relief is sought that would reasonably be expected to have a Material Adverse Effect;

(iv) Judgments. The entry of any judgment or decree against any SIRVA Entity if the aggregate amount (not covered by insurance) of all judgments then outstanding against the SIRVA Entities exceeds $2,500,000; or

(v) Changes in Business. Any change in, or proposed change in, the character of the Seller’s or any Originator’s business that could reasonably be expected to impair the collectibility or quality of any Receivable.

(c) Conduct of Business. The Seller will perform, and will cause each Subsidiary to perform, all actions necessary to remain duly incorporated, validly existing and in good standing in its jurisdiction of organization and to maintain all requisite authority to conduct its business in each jurisdiction in which it conducts business except where failure to do so would not reasonably be expected to have a Material Adverse Effect.

(d) Compliance with Laws. The Seller will (i) comply, and will cause each Subsidiary to comply, with all laws, regulations, judgments and other directions or orders imposed by any Governmental Authority to which such Person or any Receivable or Collections may be subject except where failure to do so would not reasonably be expected to have a Material Adverse Effect, (ii) without limiting clause (i) above, ensure, and will cause each Subsidiary to ensure, that no person who owns a controlling interest in or otherwise controls the Seller or such Subsidiary is or shall be (A) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (B) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (iii) without limiting clause (i) above, comply, and will cause each Subsidiary to comply, with all applicable Bank Secrecy Act and anti-money laundering laws and regulations.

(e) Furnishing Information and Inspection of Records. The Seller will furnish to the Agent and the Purchasers such Records concerning the Receivables as the Agent or a Purchaser may reasonably request. The Seller will permit, upon reasonable notice, at any time during regular business hours, the Agent or any Purchaser (or any representatives thereof) (i) to examine and make copies of all Records, (ii) to visit the offices and properties of the Seller for the purpose of examining the Records and (iii) to discuss matters relating hereto with any of the

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Seller’s officers, directors, employees or independent public accountants having knowledge of such matters. The Agent may at any time (at the expense of the Seller) have an independent public accounting firm conduct an audit of the Records or make test verifications of the Receivables and Collections, provided that (i) the first set of audit and test verifications shall be done during the three months following the date hereof, and (ii) thereafter, so long as no Termination Event exists, the Agent shall have two sets of audit and test verifications done in any calendar year and, upon the request of the Agent, one additional set of audit and test verifications done in any calendar year.

(f) Keeping Records. (i) The Seller will have and maintain (A) administrative and operating procedures (including an ability to recreate Records necessary to service outstanding Receivables and prepare reports required by the Transaction Documents if originals are destroyed), (B) adequate facilities, personnel and equipment and (C) all Records and other information reasonably necessary or advisable for collecting the Receivables (including Records adequate to permit the immediate identification of each Obligor, each new Receivable and all Collections of, and adjustments to, each existing Receivable).

(ii) The Seller will, at all times from and after the date hereof, clearly and conspicuously mark (x) its files containing the Relocation Services Agreements and the Relocating Employee Contracts and (y) its computer and master data processing books and records, in each case with a legend describing the Agent’s and the Purchasers’ interests therein.

(g) Perfection. (i) Subject to the Permitted Exceptions, the Seller will, at its expense, promptly execute and deliver all instruments and documents and take all action necessary or reasonably requested by the Agent (including the execution and filing of financing or continuation statements, amendments thereto or assignments thereof) to enable the Agent to exercise and enforce all its rights hereunder and to vest and maintain vested in the Agent a valid, first priority perfected security interest in the Receivables, the Collections, and proceeds thereof free and clear of any Adverse Claim (and a perfected ownership interest in the Receivables and Collections to the extent of the Sold Interests). The Seller hereby authorizes the Agent to file any financing statements, continuation statements, amendments thereto and assignments thereof with respect to any and all interests granted to the Agent or the Purchasers hereunder. Such financing statements may describe the collateral covered thereby as “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Receivables and Collections subject to the Transaction Documents.

(ii) The Seller will, and will cause each Originator to, only change its name, identity, jurisdiction of organization or corporate structure or relocate its chief executive office or the Records following thirty (30) days advance notice to the Agent and the delivery to the Agent of all financing statements, instruments and other documents (including direction letters and opinions) reasonably requested by the Agent.

(iii) The Seller and each Originator will at all times maintain its jurisdiction of organization within a jurisdiction in the USA (other than in the states of Florida, Maryland and Tennessee) in which Article 9 of the UCC is in effect. If the Seller or any Originator moves its jurisdiction of organization to a location that imposes Taxes, fees or

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other charges to perfect the Agent’s and the Purchasers’ interests hereunder or the Seller’s interests under the Purchase Agreement, the Seller will pay all such amounts and any other costs and expenses incurred in order to maintain the enforceability of the Transaction Documents, the Sold Interests and the interests of the Agent and the Purchasers in the Receivables and Collections.

(h) Performance of Duties. The Seller will perform its duties or obligations in accordance with the provisions of each of the Transaction Documents. The Seller (at its expense) will (i) fully and timely perform in all material respects all agreements required to be observed by it in connection with each Receivable, (ii) comply in all material respects with the Credit and Collection Policy, and (iii) refrain from any action that may impair the rights of the Agent or the Purchasers in the Receivables or Collections. The Seller will comply with the terms of its Limited Liability Company Agreement.

(i) Payments on Receivables, Accounts. On the Closing Date, the Servicers shall inform each Included Employer and each Origination Home Closing Agent that an undivided interest in the Receivables and Related Assets has been assigned to the Agent on behalf of the Purchasers. On or prior to the Closing Date (or, if later, the date on which such Person becomes an Included Employer or otherwise becomes obligated to remit any amounts in respect of the Receivables) the Servicers shall have given written directions to each then Included Employer and each Origination Home Closing Agent, to remit all amounts due in respect of the Receivables to the Agent Collection Account; provided that if the Seller or a Servicer shall receive any Collections, it shall remit such Collections to the Agent Collection Account within three Business Days of such receipt. The Seller will not make any change in its payment instructions to any Obligor without prior notice to the Agent. If any such payments or other Collections are received by the Seller, any Originator or an incorrect account, it shall hold such payments in trust for the benefit of the Agent and the Purchasers and promptly (but in any event within three Business Days after receipt) remit such funds into the Agent Collection Account. The Seller will not permit the funds of any Affiliate to be deposited into the Collection Account. If such funds are nevertheless deposited into a Collection Account, the Seller will promptly identify such funds for segregation. The Seller will not, and will not permit any Servicer or other Person (other than Wells Fargo Bank) to, commingle Collections or other funds to which the Agent or any Purchaser is entitled with any other funds. The Seller shall not close the LaSalle Collection Account, without the prior written consent of the Agent.

(j) Sales and Adverse Claims Relating to Receivables. Except as otherwise provided herein, the Seller will not (by operation of law or otherwise) dispose of or otherwise transfer, or create or suffer to exist any Adverse Claim upon, any assets which may give rise to a Receivable or any proceeds thereof.

(k) Change in Business or Credit and Collection Policy. The Seller will not make any material change in its business or the Credit and Collection Policy without 30 days prior written notice to the Agent and, if such proposed change would adversely affect the collectibility of the Receivables or otherwise reasonably be expected to have a Material Adverse Effect, the written consent of the Agent.

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(l) Modifications to Transaction Documents. The Seller will not amend or modify or grant any consent or waiver under any Transaction Document.

Section 5.2. Covenants of the Master Servicer. The Master Servicer hereby covenants and agrees to comply with the following covenants and agreements, unless the Agent, the Required Purchasers shall otherwise consent:

(a) Financial Reporting. The Master Servicer will maintain a system of accounting established and administered in accordance with GAAP and will furnish to the Agent:

(i) Annual and Quarterly Financial Statements. The annual and quarterly financial statements and officer’s certificates required to be delivered under Section 5.1(a)(i) and (ii) within the time periods required thereunder;

(ii) Public Reports. Within five Business Days after the same are filed, a copy of each report or proxy statement filed by SIRVA, Inc. with the Securities Exchange Commission or any securities exchange;

(iii) Monthly Reports. As soon as available, but in any event not later than the Monthly Delivery Date following the end of each of the monthly periods of each fiscal year of the SIRVA Relo, Executive Relo, SIRVA Global and the Seller, the unaudited consolidated and consolidating balance sheet of the U.S. businesses owned by SIRVA Relo, Executive Relo and SIRVA Global, and including the Seller (but excluding SIRVA Mortgage) as at the end of such month and the related unaudited consolidated and consolidating statements of income of the U.S. businesses owned by SIRVA Relo, Executive Relo and SIRVA Global, and including the Seller (but excluding SIRVA Mortgage) for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, certified by a Designated Financial Officer of the Master Servicer as being, to the best of his or her knowledge, (A) fairly stated in all material respects, (B) complete and correct in all material respects in conformity with GAAP, and (C) prepared in reasonable detail in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (subject to normal year end audit and other adjustments);

(iv) SIRVA Credit Agreements. All reports, including covenant compliance certificates, provided to the agent and/or lenders under the SIRVA Credit Agreements; and

(v) Other Information. With reasonable promptness, such other information relating to the SIRVA Entities, the Receivables and the Obligors as may be reasonably requested by the Agent.

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(b) Notices. Immediately upon becoming aware of any of the following the Master Servicer will notify the Agent and provide a description of:

(i) Potential Termination Events, Trigger Events. The occurrence of any Potential Termination Event or Trigger Event (including the occurrence of any tax lien with respect to any Receivable);

(ii) Representations and Warranties. The failure of any representation or warranty herein to be true (when made) in any material respect;

(iii) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding in which the amount involved (not covered by insurance) is $2,500,000 or more or in which injunctive or similar relief is sought that would reasonably be expected to have a Material Adverse Effect;

(iv) Judgments. The entry of any judgment or decree against any SIRVA Entity if the aggregate amount (not covered by insurance) of all judgments then outstanding against the SIRVA Entities exceeds $2,500,000;

(v) Changes in Business. Any change in, or proposed change in, the character of the Seller’s or any Originator’s business that could reasonably be expected to impair the collectibility or quality of any Receivable; or

(vi) Relocation Agreements. The pending expiration or termination of any Included Relocation Services Agreement, which notice shall be given at least 10, and not more than 20, Business Days prior to such expiration or termination.

(c) Conduct of Business. The Master Servicer will perform, and will cause each Subsidiary to perform, all actions necessary to remain duly incorporated, validly existing and in good standing in its jurisdiction of organization and to maintain all requisite authority to conduct its business in each jurisdiction in which it conducts business except where failure to do so would not reasonably be expected to have a Material Adverse Effect.

(d) Compliance with Laws. The Master Servicer will (i) comply, and will cause each Subsidiary to comply, with all laws, regulations, judgments and other directions or orders imposed by any Governmental Authority to which such Person or any Receivable or Collections may be subject except where failure to do so would not reasonably be expected to have a Material Adverse Effect, (ii) without limiting clause (i) above, ensure, and will cause each Subsidiary to ensure, that no person who owns a controlling interest in or otherwise controls the Seller or such Subsidiary is or shall be (A) listed on the Specially Designated Nationals and Blocked Person List maintained by the OFAC, Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (B) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (iii) without limiting clause (i) above, comply, and will cause each Subsidiary to comply, with all applicable Bank Secrecy Act and anti-money laundering laws and regulations.

(e) Furnishing Information and Inspection of Records. The Master Servicer will furnish to the Agent and the Purchasers such Records concerning the Receivables as the Agent or a Purchaser may reasonably request. The Master Servicer will permit, upon reasonable notice, at any time during regular business hours, the Agent or any Purchaser (or any representatives

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thereof) (i) to examine and make copies of all Records, (ii) to visit the offices and properties of the Master Servicer for the purpose of examining the Records and (iii) to discuss matters relating hereto with any of the Master Servicer’s officers, directors, employees or independent public accountants having knowledge of such matters. The Agent may at any time (at the expense of the Master Servicer) have an independent public accounting firm conduct an audit of the Records or make test verifications of the Receivables and Collections, provided that (i) the first set of audit and test verifications shall be done during the three months following the date hereof, and (ii) thereafter, so long as no Termination Event exists, the Agent shall have two sets of audit and test verifications done in any calendar year and, upon the request of the Agent, one additional set of audit and test verifications done.

(f) Keeping Records. (i) The Master Servicer will have and maintain (A) administrative and operating procedures (including an ability to recreate Records necessary to service outstanding Receivables and prepare reports required by the Transaction Documents if originals are destroyed), (B) adequate facilities, personnel and equipment and (C) all Records and other information reasonably necessary or advisable for collecting the Receivables (including Records adequate to permit the immediate identification of each Obligor, each new Receivable and all Collections of, and adjustments to, each existing Receivable).

(ii) The Master Servicer will, at all times from and after the date hereof, clearly and conspicuously mark its computer and master data processing books and records with a legend describing the Agent’s and the Purchasers’ interests therein.

(g) Performance of Duties. The Master Servicer will perform, and will cause each Subsidiary to perform, its respective duties or obligations in accordance with the provisions of each of the Transaction Documents. The Master Servicer (at its expense) will (i) fully and timely perform in all material respects all agreements required to be observed by it in connection with each Receivable, (ii) comply in all material respects with the Credit and Collection Policy, and (iii) refrain from any action that may impair the rights of the Agent or the Purchasers in the Receivables or Collections.

(h) Payments on Receivables, Accounts. On the Closing Date, the Master Servicer shall inform each Included Employer and each Origination Home Closing Agent that an undivided interest in the Receivables and Related Assets have been assigned to the Agent on behalf of the Purchasers. The Servicers shall have given written directions to each Included Employer and each Origination Home Closing Agent on or prior to the Closing Date (or, if later, the date on which such Person becomes obligated to remit any amounts in respect of the Receivables) to remit all amounts due in respect of the Receivables (including out of a sale of an Origination Home) directly to the Agent Collection Account. The Master Servicer will not make any change in its payment instructions to any Obligor without prior notice to the Agent. If any such payments or other Collections are received by the Master Servicer or an incorrect account, it shall hold such payments in trust for the benefit of the Agent and the Purchasers and promptly (but in any event within three Business Days after receipt) remit such funds into the Agent Collection Account. The Master Servicer will not, and will not permit the Seller or other Person (other than Wells Fargo Bank) to, thereafter commingle Collections or other funds to which the Agent or any Purchaser is entitled with any other funds. The Master Servicer shall not close the LaSalle Collection Account without the prior written consent of the Agent. The Master Servicer shall cause all Lock Boxes and Lock-Box Accounts to be subject to the control of the Agent pursuant to Lock-Box Agreements.

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(i) Sales and Adverse Claims Relating to Receivables. Except as otherwise provided herein, the Master Servicer will not (by operation of law or otherwise) dispose of or otherwise transfer, or create or suffer to exist any Adverse Claim upon, any assets which may give rise to a Receivable or any proceeds thereof.

(j) Change in Business or Credit and Collection Policy. The Master Servicer will not make any material change in its business or the Credit and Collection Policy without 30 days prior written notice to the Agent and, if such proposed change would adversely affect the collectibility of the Receivables or otherwise reasonably be expected to have a Material Adverse Effect, the written consent of the Agent.

Section 5.3. Covenants of the Subservicers. Each Subservicer hereby covenants and agrees to comply with the following covenants and agreements, unless the Agent, the Required Purchasers shall otherwise consent:

(a) Financial Reporting. The Subservicer will maintain a system of accounting established and administered in accordance with GAAP and will furnish to the Agent:

(i) Annual and Quarterly Financial Statements. The annual and quarterly financial statements and officer’s certificates required to be delivered under Section 5.1(a)(i) and (ii) within the time periods required thereunder;

(ii) Public Reports. Within five Business Days after the same are filed, a copy of each report or proxy statement filed by SIRVA, Inc. with the Securities Exchange Commission or any securities exchange; and

(iii) Other Information. With reasonable promptness, such other information relating to the SIRVA Entities, the Receivables and the Obligors as may be reasonably requested by the Agent.

(b) Notices. Immediately upon becoming aware of any of the following the Subservicer will notify the Agent and provide a description of:

(i) Potential Termination Events, Trigger Events. The occurrence of any Potential Termination Event or Trigger Event (including the occurrence of any tax lien with respect to any Receivable);

(ii) Representations and Warranties. The failure of any representation or warranty herein to be true (when made) in any material respect;

(iii) Litigation. The institution of any litigation, arbitration proceeding or governmental proceeding in which the amount involved (not covered by insurance) is $2,500,000 or more or in which injunctive or similar relief is sought that would reasonably be expected to have a Material Adverse Effect;

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(iv) Judgments. The entry of any judgment or decree against any SIRVA Entity if the aggregate amount (not covered by insurance) of all judgments then outstanding against the SIRVA Entities exceeds $2,500,000;

(v) Changes in Business. Any change in, or proposed change in, the character of the Seller’s or any Originator’s business that could reasonably be expected to impair the collectibility or quality of any Receivable; or

(vi) Relocation Agreements. The pending expiration or termination of any Included Relocation Services Agreement, which notice shall be given at least 10, and not more than 20, Business Days prior to such expiration or termination.

(c) Conduct of Business. Each Subservicer will perform, and will cause each Subsidiary to perform, all actions necessary to remain duly incorporated, validly existing and in good standing in its jurisdiction of organization and to maintain all requisite authority to conduct its business in each jurisdiction in which it conducts business except where failure to do so would not reasonably be expected to have a Material Adverse Effect.

(d) Compliance with Laws. Each Subservicer will (i) comply, and will cause each Subsidiary to comply, with all laws, regulations, judgments and other directions or orders imposed by any Governmental Authority to which such Person or any Receivable or Collections may be subject except where failure to do so would not reasonably be expected to have a Material Adverse Effect, (ii) without limiting clause (i) above, ensure, and will cause each Subsidiary to ensure, that no person who owns a controlling interest in or otherwise controls the Seller or such Subsidiary is or shall be (A) listed on the Specially Designated Nationals and Blocked Person List maintained by the OFAC, Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (B) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (iii) without limiting clause (i) above, comply, and will cause each Subsidiary to comply, with all applicable Bank Secrecy Act and anti-money laundering laws and regulations.

(e) Furnishing Information and Inspection of Records. Each Subservicer will furnish to the Agent and the Purchasers such Records concerning the Receivables as the Agent or a Purchaser may reasonably request. Each Subservicer will permit, upon reasonable notice, at any time during regular business hours, the Agent or any Purchaser (or any representatives thereof) (i) to examine and make copies of all Records, (ii) to visit the offices and properties of the Subservicer for the purpose of examining the Records and (iii) to discuss matters relating hereto with any of the Subservicer’s officers, directors, employees or independent public accountants having knowledge of such matters. The Agent may at any time (at the expense of the Subservicer) have an independent public accounting firm conduct an audit of the Records or make test verifications of the Receivables and Collections, provided that (i) the first set of audit and verifications shall be done during the three months following the date hereof and (ii) thereafter so long as no Termination Event exists, the Agent shall have two sets of audit and test verifications done in any calendar year and, upon the request of the Agent, one additional set of audit and test verifications done.

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(f) Keeping Records. (i) Each Subservicer will have and maintain (A) administrative and operating procedures (including an ability to recreate Records necessary to service outstanding Receivables and prepare reports required by the Transaction Documents if originals are destroyed), (B) adequate facilities, personnel and equipment and (C) all Records and other information reasonably necessary or advisable for collecting the Receivables (including Records adequate to permit the immediate identification of each Obligor, each new Receivable and all Collections of, and adjustments to, each existing Receivable).

(ii) Each Subservicer will, at all times from and after the date hereof, clearly and conspicuously mark its computer and master data processing books and records with a legend describing the Agent’s and the Purchasers’ interests therein.

(g) Performance of Duties. Each Subservicer will perform, and will cause each Subsidiary to perform, its respective duties or obligations in accordance with the provisions of each of the Transaction Documents. Each Subservicer (at its expense) will (i) fully and timely perform in all material respects all agreements required to be observed by it in connection with each Receivable originated by itself as Originator, (ii) comply in all material respects with the Credit and Collection Policy and (iii) refrain from any action that may impair the rights of the Agent or the Purchasers in the Receivables or Collections.

(h) Payments on Receivables, Accounts. On the Closing Date, the Servicers shall inform each Included Employer and each Origination Home Closing Agent that an undivided interest in the Receivables and Related Assets have been assigned to the Agent on behalf of the Purchasers. On or prior to the Closing Date (or, if later, the date on which such Person becomes an Included Employer or otherwise becomes obligated) to remit any amounts in respect of the Receivables), the Servicers shall have given written directions to each then Included Employer and each Origination Home Closing Agent, to remit all amounts due in respect of the Receivables to the Agent Collection Account; provided that if the Seller or a Servicer shall receive any Collections, it shall remit such Collections to the Agent Collection Account within three Business Days of such receipt. No Subservicer will make any change in its payment instructions to any Obligor without prior notice to the Agent. If any such payments or other Collections are received by a Subservicer or an incorrect account, it shall hold such payments in trust for the benefit of the Agent and the Purchasers and promptly (but in any event within three Business Days after receipt) remit such funds into the Collection Account. The Subservicers will not, and will not permit the Seller or other Person (other than Wells Fargo Bank) to, thereafter commingle Collections or other funds to which the Agent or any Purchaser is entitled with any other funds. The Subservicers shall not close the LaSalle Collection Account without the prior written consent of the Agent.

(i) Sales and Adverse Claims Relating to Receivables. Except as otherwise provided herein, no Subservicer will (by operation of law or otherwise) dispose of or otherwise transfer, or create or suffer to exist any Adverse Claim upon, any assets which may give rise to a Receivable or any proceeds thereof.

(j) Change in Business or Credit and Collection Policy. No Subservicer will make any material change in its business or Credit and Collection Policy without 30 days prior written notice to the Agent and, if such proposed change would adversely affect the collectibility of the Receivables or otherwise reasonably be expected to have a Material Adverse Effect, the written consent of the Agent.

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Section 5.4. Deeds. The Seller shall cause to be taken the actions required to be taken under Section 5.3 of the Purchase Agreement with respect to deeds to the residences of Relocating Employees.

Section 5.5. Delivery of Information. Upon receipt of any notice or other information delivered to the Agent pursuant to Section 5.1(a), 5.1(b), 5.2(a), 5.2(b) 5.3(a) or 5.3(b), and provided that such notice or information is identified by the sender thereof as being delivered under such Sections, the Agent shall promptly send copies thereof to the Purchasers.

Section 5.6. Initial Consents to Assignment. If such consent is required by the Agent as so indicated on Schedule III, the Seller shall cause each Included Employer to consent, in form and substance satisfactory to the Agent, within 45 days of the Closing Date, to the assignments under the Transaction Documents.

ARTICLE VI

INDEMNIFICATION

Section 6.1. Indemnities by the Seller. Without limiting any other rights any such Person may have hereunder or under applicable law, the Seller hereby indemnifies and holds harmless, on an after-Tax basis, the Agent and each Purchaser and their respective officers, directors, agents and employees (each an “Indemnified Party”) from and against any and all damages, losses, claims, liabilities, penalties, Taxes, costs and expenses (including attorneys’ fees and court costs) (all of the foregoing collectively, the “Indemnified Losses”) at any time imposed on or incurred by any Indemnified Party arising out of or otherwise relating to any Transaction Document, the transactions contemplated thereby or the acquisition of any portion of the Sold Interests, or any action taken or omitted by any of the Indemnified Parties (including any action taken by the Agent as attorney-in-fact for the Seller pursuant to Section 3.4(c)), whether arising by reason of the acts to be performed by the Seller hereunder or otherwise, excluding only Indemnified Losses to the extent (a) such Indemnified Losses result from gross negligence or willful misconduct of the Indemnified Party seeking indemnification, (b) such Indemnified Losses result due to Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor or (c) such Indemnified Losses include Taxes on, or measured by, the overall net income of the Agent or any Purchaser (determined on the assumption that the transactions contemplated hereby would constitute debt for tax purposes); provided, however, that nothing contained in this sentence shall limit the liability of the Seller or any Servicer or limit the recourse of the Agent and each Purchaser to the Seller or any Servicer for any amounts otherwise specifically provided to be paid by the Seller or the Servicer hereunder. Without limiting the foregoing indemnification, but subject to the limitations set forth in clauses (a), (b) or (c) of the previous sentence, the Seller shall indemnify each Indemnified Party for Indemnified Losses (including losses in respect of uncollectible Receivables, regardless for these specific matters whether reimbursement therefor would constitute recourse to the Seller, the Master Servicer or any Subservicer) relating to or resulting from:

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(i) any representation or warranty made by the Seller or any Servicer (or any employee or agent of the Seller or any Servicer) under or in connection with this Agreement, any Daily Report, Weekly Report, Bi-Monthly Report or any other information or report delivered by the Seller or any Servicer pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

(ii) the failure by the Seller or any Servicer to comply with any applicable law, rule or regulation related to any Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

(iii) the failure of the Seller to vest and maintain vested in the Agent, for the benefit of the Agents and the Purchasers, a first priority perfected ownership or security interest in the Sold Interests and the property conveyed pursuant to this Agreement and the Related Assets, free and clear of any Adverse Claim;

(iv) any commingling of funds to which the Agent or any Purchaser is entitled hereunder with any other funds;

(v) any failure of any Origination Home Closing Agent to comply with the terms of any Servicer’s instruction to send Origination Home sale closing proceeds to the Collection Account;

(vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable, or any other claim resulting from the sale or lease of goods or the rendering of services related to such Receivable or the furnishing or failure to furnish any such goods or services or other similar claim or defense not arising from the financial inability of any Obligor to pay undisputed indebtedness;

(vii) any failure of the Seller or any Servicer to perform its duties or obligations in accordance with the provisions of this Agreement, any other Transaction Document or any Relocation Services Agreement to which the Seller or any Servicer is a party (as Seller, Servicer or otherwise);

(viii) any tax or governmental fee or charge (other than franchise taxes and taxes on or measured by the net income of any Purchaser), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Receivables; or

(ix) any environmental liability claim, products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort, arising out of or in connection with any Receivable or any other suit, claim or action of whatever sort relating to any of the Transaction Documents (including without limitation with respect to investigation, laboratory and consultants’ fees).

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Section 6.2. Increased Cost and Reduced Return. By way of clarification, and not of limitation, of Section 6.1, after the date hereof if the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by the Agent or any Purchaser (collectively, the “Funding Parties”) with any request or directive (whether or not having the force of law) of any such Governmental Authority (a “Regulatory Change”) (a) subjects any Funding Party to any charge or withholding on or in connection with this Agreement or any other Transaction Document or any Receivable, (b) changes the basis of taxation of payments to any of the Funding Parties of any amounts payable under any of the Transaction Documents (except for changes in the rate of Tax on the overall net income of such Funding Party), (c) imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or any credit extended by, any of the Funding Parties, (d) has the effect of reducing the rate of return on such Funding Party’s capital to a level below that which such Funding Party could have achieved but for such adoption, change or compliance (taking into consideration such Funding Party’s policies concerning capital adequacy) or (e) imposes any other condition, and the result of any of the foregoing is (x) to impose a cost on, or increase the cost to, any Funding Party of its purchasing, maintaining or funding any interest acquired under any Transaction Document, (y) to reduce the amount of any sum received or receivable by, or to reduce the rate of return of, any Funding Party under any Transaction Document or (z) to require any payment calculated by reference to the amount of interests held or amounts received by it hereunder, then, upon demand by the Agent, the Seller shall pay to the Agent (with respect to amounts owed to it or any Purchaser) for the account of the Person such additional amounts as will compensate the Agent or such Purchaser for such increased cost or reduction. For avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute an adoption, change, request or directive subject to this Section 6.2 hereof.

Section 6.3. Other Costs and Expenses. Also by way of clarification, and not of limitation, of Section 6.1, the Seller shall pay to the Agent (with respect to amounts owed to it or any Purchaser) on demand all reasonable costs and expenses in connection with (a) the preparation, execution, delivery and administration (including amendments of any provision) of the Transaction Documents, (b) the sale of the Sold Interests, (c) the perfection of the Agent’s rights in the Receivables, Collections and proceeds thereof, (d) the enforcement by the Agent or the Purchasers of the obligations of the Seller and the Originators under the Transaction Documents or of any Obligor under a Receivable, (e) the maintenance by the Agent of the Collection Account and the Investment Account with respect to Collections, (f) the engagement of any Custodian and the entering into of any related Bailment Agreement, (g) closing costs, appraisal fees, UCC search and recording fees, costs for corporate credit reports, surveys, and real estate title searches, recording fees, environmental assessment fees, fees to initiate electronic reporting and collateral examination costs incurred by Agent and (h) reasonable fees, costs and expenses of legal counsel for the Agent relating to any of the foregoing or to advising the Agent about its rights and remedies under any Transaction Document and all reasonable costs and expenses (including reasonable counsel fees and expenses) of the Agent or each Purchaser in connection with the administration or enforcement of the Transaction Documents.

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Section 6.4. Withholding Taxes. (a) All payments made by the Seller hereunder shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient). If any such withholding is so required, the Seller shall make the withholding, pay the amount withheld to the appropriate authority before penalties attach thereto or interest accrues thereon and pay such additional amount as may be necessary to ensure that the net amount actually received by each Purchaser and the Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount that Purchaser or Agent (as the case may be) would have received had such withholding not been made. If the Agent or any Purchaser pays any such taxes, penalties or interest the Seller shall reimburse the Agent or such Purchaser for that payment on demand. If the Seller pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the related Agent on whose account such withholding was made (with a copy to the Agent if not the recipient of the original) on or before the thirtieth day after payment.

(b) Before the first date on which any amount is payable hereunder for the account of any Purchaser not incorporated under the laws of the United States such Purchaser shall deliver to the Seller and the Agent each two (2) duly completed copies of United States Internal Revenue Service Form W-8ECl or W-8BEN (or successor applicable form) certifying that such Purchaser is entitled to receive payments hereunder without deduction or withholding of any United States federal income taxes. Each such Purchaser shall replace or update such forms when necessary to maintain any applicable exemption and as requested by the Agent or the Seller.

Section 6.5. Payments and Allocations. If any Person seeks compensation pursuant to this Article VI, such Person shall deliver to the Seller and the Agent a certificate setting forth the amount due to such Person, a description of the circumstance giving rise thereto and the basis of the calculations of such amount, which certificate shall be presumed to be correct absent manifest error. The Seller shall pay to the Agent (with respect to amounts owed to it) or the applicable Purchaser (with respect to amounts owed to it), for the account of such Person, the amount shown as due on any such certificate within 10 Business Days after receipt of the notice.

ARTICLE VII

CONDITIONS PRECEDENT

Section 7.1. Conditions to Effectiveness. The Agreement shall become effective on the first date all conditions in this Section 7.1 are satisfied. The Seller shall pay to the Agent the fees set forth in the Fee Letter and the expenses of the Agent (including legal fees) and shall deliver to the Agent the following documents in form, substance and quantity reasonably acceptable to the Agent, as applicable:

(a) All instruments and other documents required, or deemed desirable by the Agent, to perfect the Agent’s first priority interest in the Receivables, Collections and proceeds thereof in all appropriate jurisdictions (subject to the Permitted Exceptions).

(b) Favorable opinions of counsel to each SIRVA Entity covering such matters as the Agent may request.

(c) Fully executed Guaranty and Purchase Agreement.

(d) Fully executed pay off (in the case of the existing receivables facility agreement), consent and lien release letters or agreements with respect to the existing receivables facility agreement agented by LaSalle Bank National Association and any credit facilities of any SIRVA Entities (including without limitation the SIRVA Credit Agreements).

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(e) Assignment notices fully executed by LaSalle Bank National Association and/or the applicable SIRVA Entities as requested by the Agent.

(f) Fully executed Control Agreement with LaSalle Bank National Association regarding the Lock Boxes and LaSalle Collection Account.

(g) Satisfactory completion of credit and/or background investigations of the Parent, its principals, and guarantors as may be required by law or by the Agent.

(h) Such other approvals, opinions or documents as the Agent or any Purchaser may reasonably request.

Section 7.2. Conditions to Each Purchase. The obligation of each Purchaser to make any Purchase, and the right of the Seller to request or accept any Purchase, are subject to the conditions (and each Purchase shall evidence the Seller’s representation and warranty that clauses (a)-(e) of this Section 7.2 have been satisfied) that on the date of such Purchase before and after giving effect to the Purchase:

(a) no Potential Termination Event shall then exist or shall occur as a result of the Purchase;

(b) the Termination Date has not occurred;

(c) after giving effect to the application of the proceeds of such Purchase, (x) the outstanding Matured Aggregate Investment would not exceed the Aggregate Purchase Limit, (y) the aggregate Matured Value of the Investments of a Purchaser would not exceed the Purchase Limit of such Purchaser and (z) the Aggregate Investment would not exceed the Adjusted Net Receivables Balance;

(d) the representations and warranties in Article IV hereof and Section 4 of the Purchase Agreement are true and correct on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date);

(e) each SIRVA Entity is in full compliance with the Transaction Documents (including all covenants and agreements in Articles II, III and V);

(f) the Agent shall have received the Incremental Purchase Request and the Document Schedule, and the related Custodian(s) shall have received the Specified Documents and Document Schedule, required by Sections 1.1(c) and 2.1(a);

(g) the Guaranty has not been disaffirmed;

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(h) all legal matters related to the Purchase are satisfactory to the Purchasers; and

(i) the Agent has approved such Purchase in its sole discretion.

In connection with each Incremental Purchase the Seller and Servicers hereby represent and warrant as of the date of such Purchase that (i) the information set forth on the related Daily Report is a true and accurate accounting with respect to outstandings as of the date of such Purchase in accordance with this Agreement, and (ii) all their respective representations and warranties in this Agreement are restated and reaffirmed.

ARTICLE VIII

THE AGENT

Section 8.1. Appointment and Authorization. (a) Each Purchaser hereby irrevocably designates and appoints Wells Fargo Bank, National Association as the “Agent” hereunder and authorizes the Agent to take such actions and to exercise such powers as are delegated to the Agent hereby and to exercise such other powers as are reasonably incidental thereto. The Agent shall hold, in its name, for the benefit of each Purchaser, the Purchase Interest of such Purchaser. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in other Transaction Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Agent does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with, the Seller. Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall the Agent ever be required to take any action which exposes the Agent to personal liability or which is contrary to the provision of any Transaction Document or applicable law.

Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser or other agent and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent shall be read into this Agreement or otherwise exist against the Agent.

(b) Except as otherwise specifically provided in this Agreement, the provisions of this Article VIII are solely for the benefit of the Agent and the Purchasers, and none of the Seller or any Servicer shall have any rights as a third-party beneficiary or otherwise under any of the provisions of this Article VIII.

(c) In performing its functions and duties hereunder, the Agent shall act solely as the agent of the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or the Servicers or any of their successors and assigns.

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Section 8.2. Delegation of Duties. (a) The Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Agent shall not be responsible to any Purchaser for the negligence or misconduct of any agents or attorneys-in-fact selected by it in the absence of gross negligence or willful misconduct.

(b) Anything herein to the contrary notwithstanding, the Purchaser listed as Syndication Agent on the cover page hereof and the signature pages hereto shall not have any powers, duties or responsibilities under this Agreement or any of the other Transaction Documents, except in its capacity as a Purchaser hereunder.

Section 8.3. Exculpatory Provisions. None of the Agent or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted (i) with the consent or at the direction of the Required Purchasers or (ii) in the absence of such Person’s gross negligence or willful misconduct. The Agent shall not be responsible to any Purchaser or other Person for (i) any recitals, representations, warranties or other statements made by any SIRVA Entity or any of their Affiliates, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document, (iii) any failure of any SIRVA Entity or any of their Affiliates to perform any obligation or (iv) the satisfaction of any condition specified in Article VII. The Agent shall not have any obligation to any Purchaser to ascertain or inquire about the observance or performance of any agreement contained in or conditions of, any Transaction Document or to inspect the properties, books or records of any SIRVA Entity or any of their Affiliates.

Section 8.4. Reliance by Agent. (a) The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any communication, signature, resolution, representation, notice, consent, certificate, electronic mail message, affidavit, letter, telegram, facsimile, telex or telephone message, statement document, other writing or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel (including counsel to the SIRVA Entities), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under any Transaction Document unless it shall first receive such advice or concurrence of the Required Purchasers, and assurance of its indemnification, as it deems appropriate.

(b) The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Purchasers, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Purchasers.

(c) The Required Purchasers shall be entitled to request or direct the Agent to take action, or refrain from taking action, under this Agreement on behalf of the Purchasers; provided that the Agent shall not be required to comply with any such request or direction it believes to be inconsistent with the Transaction Documents or applicable law or that could be expected to subject the Agent to any expense for which it would not be reimbursed or any liability. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Purchasers and such request and any action taken or failure to act pursuant thereto shall be binding upon all Purchasers.

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(d) Unless otherwise advised in writing by the Agent or by any Purchaser, each party to this Agreement may assume that (i) the Agent is acting for the benefit of each of the Purchasers, as well as for the benefit of each assignee or other transferee from any such Person, and (ii) each action taken by the Agent has been duly authorized and approved by all necessary action on the part of the Purchasers. The Required Purchasers shall have the right to designate a new Agent to act on its behalf and on behalf of its assignees and transferees for purposes of this Agreement by giving to the Agent written notice thereof signed by such Required Purchaser(s) and the newly designated Agent. Such notice shall be effective when receipt thereof is acknowledged by the Agent, which acknowledgment the Agent shall not unreasonably delay giving, and thereafter the party named as such therein shall be Agent under this Agreement. The Agent and the Purchasers shall agree amongst themselves as to the circumstances and procedures for removal and resignation of the Agent.

Section 8.5. Assumed Payments. Unless the Agent shall have received notice from a Purchaser before the date of any Incremental Purchase that the Purchaser will not make available to the Agent (in the case of an Incremental Purchase) the amount it is scheduled to remit as part of such Incremental Purchase, the Agent may assume such Purchaser has made such amount available to the Agent when due (an “Assumed Payment”) and, in reliance upon such assumption, the Agent may (but shall have no obligation to) make available such amount to the appropriate Person. If and to the extent that any Purchaser shall not have made its Assumed Payment available to the Agent, such Purchaser and the Seller hereby agree to pay the Agent forthwith on demand such unpaid portion of such Assumed Payment up to the amount of funds actually paid by the Agent, together with interest thereon for each day from the date of such payment by the Agent until the date the requisite amount is repaid to the Agent, at a rate per annum equal to (i) for the first five Business Days after such payment was due, the Agent’s cost of funds (as reasonably determined by the Agent) and (ii) thereafter (until the date the requisite amount is repaid to the Agent), the Federal Funds Rate plus 2%.

Section 8.6. Notice of Termination Events. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Termination Event unless the Agent has received notice from any Purchaser or the Seller referring to this Agreement and stating that a Potential Termination Event has occurred hereunder and describing such Potential Termination Event and stating that such notice is a “notice of Potential Termination Event”. In the event that the Agent receives such a notice, it shall promptly give notice thereof to each Purchaser. The Agent shall take such action concerning a Potential Termination Event as may be directed by the Required Purchasers (or, if otherwise required for such action, all of the Purchasers), but until the Agent receives such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as the Agent deems advisable and in the best interests of the Purchasers and Agent.

Section 8.7. Non-Reliance on Agent and Other Purchasers. Each Purchaser expressly acknowledges that none of the Agent, any other Purchaser or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs

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of the Seller, the Originators or the other SIRVA Entities, shall be deemed to constitute any representation or warranty by the Agent to any Purchaser as to any matter, including whether the Agent has disclosed material information in its possession. Each Purchaser represents and warrants to the Agent that, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the SIRVA Entities and the Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. The Agent shall deliver each Discount Period to each Purchaser a copy of the Bi-Monthly Report(s) received covering the preceding Discount Period. Except for items specifically required to be delivered hereunder, the Agent shall not have any duty or responsibility to provide any Purchaser with any information concerning any SIRVA Entity or any of their Affiliates that comes into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

Section 8.8. Agents and Affiliates. Each of the Purchasers and the Agent and their respective Affiliates may extend credit to, accept deposits from and generally engage in any kind of banking, trust, debt, entity or other business with any SIRVA Entity or any of its Affiliates and Wells Fargo Bank may exercise or refrain from exercising its rights and powers as if it were not the Agent. Each Purchaser acknowledges that, pursuant to such activities, Wells Fargo Bank or its Affiliates may receive information regarding the SIRVA Entities or their Affiliates (including information that may be subject to confidentiality obligations in favor of the SIRVA Entities or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to the acquisition of the Receivables pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement as any Purchaser and may exercise the same as though it were not such an agent, and the terms “Purchaser” and “Purchasers” shall include the Agent in its individual capacity.

Section 8.9. Indemnification. Each Purchaser shall indemnify and hold harmless the Agent and its officers, directors, employees, representatives and agents (to the extent not reimbursed by any SIRVA Entity and without limiting the obligation of any SIRVA Entity to do so), ratably in accordance with its Ratable Share from and against any and all liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses and disbursements of any kind whatsoever (including in connection with any investigative or threatened proceeding, whether or not the Agent or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Agent or such Person as a result of, or related to, any of the transactions contemplated by the Transaction Documents or the execution, delivery or performance of the Transaction Documents or any other document furnished in connection therewith (but excluding (i) any such liabilities, obligations, losses, damages, penalties, judgments, settlements, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent or such Person as finally determined by a court of competent jurisdiction, (ii) the Investment held by the Agent in its individual capacity and Discount thereon, and (iii) fees payable to the Agent pursuant to Section 1.3(a) or 1.3(b)). No action taken in accordance with the directions of the Required Purchasers shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Purchaser shall reimburse the Agent within 10 days following receipt of demand for its Ratable Share of any costs or out of pocket

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expenses (including attorney costs and taxes) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Transaction Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the SIRVA Entities. The undertaking in this Section shall survive repayment of the Investment, any foreclosure under, or modification, release or discharge of, any or all of the Transaction Documents, termination of this Agreement and the resignation or replacement of the Agent.

Section 8.10. Successor Agent. The Agent may, upon at least forty-five (45) days notice to the Seller and each Purchaser, resign as Agent. Such resignation shall not become effective until a successor agent is appointed by the Seller (or, if a Termination Event then exists, by the Required Purchasers) and has accepted such appointment. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Purchasers, a successor agent from among the Purchasers. Upon such acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Transaction Documents. After any retiring Agent’s resignation hereunder, the provisions of Article VI and this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent. If no successor agent has accepted appointment as Agent by the date which is forty-five (45) days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Purchasers shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Purchasers appoint a successor agent as provided for above.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Termination. Each Purchaser shall cease to be a party hereto when the Termination Date has occurred, such Purchaser holds no Investment and all amounts payable to it hereunder have been indefeasibly paid in full. This Agreement shall terminate following the Termination Date when no Investment is held by a Purchaser and all other amounts payable hereunder have been indefeasibly paid in full, but the rights and remedies of the Agent and each Purchaser concerning any representation, warranty or covenant made, or deemed to be made, by the Seller and under Article VI, Section 8.9 and Section 8.11 shall survive such termination.

Section 9.2. Notices. Unless otherwise specified, all notices and other communications hereunder shall be in writing (including by telecopier or other facsimile communication), given to the appropriate Person at its address or telecopy number set forth on the signature pages hereof or at such other address or telecopy number as such Person may specify, and effective when received at the address specified by such Person. Each party hereto, however, authorizes the Agent to act on telephone notices of Purchases and Discount Rate and Tranche Period selections from any person the Agent in good faith believes to be acting on behalf of the relevant party and, at the Agent’s option, to tape record any such telephone conversation. Each party hereto agrees

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to deliver promptly to the Agent a confirmation of each telephone notice given or received by such party (signed by an authorized officer of such party), but the absence of such confirmation shall not affect the validity of the telephone notice. The Agent’s records of all such conversations shall be deemed correct and, if the confirmation of a conversation differs in any material respect from the action taken by the Agent, the records of the Agent shall govern absent manifest error. The number of days for any advance notice required hereunder may be waived (orally or in writing) by the Person receiving such notice and, in the case of notices to the Agent, the consent of each Person to which the Agent is required to forward such notice.

Section 9.3. Payments and Computations. Notwithstanding anything herein to the contrary, any amounts to be paid or transferred by the Seller or any Servicer to, or for the benefit of, any Purchaser or any other Person shall be paid or transferred to the Agent or the appropriate Person, as specified herein. All amounts to be paid or deposited hereunder shall be paid or transferred on the day when due in immediately available Dollars (and, if due from the Seller or any Servicer, by 11:00 a.m. (Chicago time), with amounts received after such time being deemed paid on the Business Day following such receipt). The Seller hereby authorizes the Agent to debit the Seller Account for application to any amounts owed by the Seller hereunder. The Seller shall, to the extent permitted by law, pay to each Agent upon demand, for the account of the applicable Person, interest on all amounts not paid or transferred by the Seller or any Servicer when due hereunder at a rate equal to the Prime Rate plus 2% calculated from the date any such amount became due until the date paid in full. Any payment or other transfer of funds scheduled to be made on a day that is not a Business Day shall be made on the next Business Day, and any Discount Rate or interest rate accruing on such amount to be paid or transferred shall continue to accrue to such next Business Day. All computations of interest, fees, and Discount shall be calculated for the actual days elapsed based on a 360 day year.

Section 9.4. Sharing of Recoveries. Each Purchaser agrees that if it receives any recovery, through set-off, judicial action or otherwise, on any amount payable or recoverable hereunder in a greater proportion than should have been received hereunder or otherwise inconsistent with the provisions hereof, then the recipient of such recovery shall purchase for cash an interest in amounts owing to the other Purchasers (as return of Investment or otherwise), without representation or warranty except for the representation and warranty that such interest is being sold by each such other Purchaser free and clear of any Adverse Claim created or granted by such other Purchaser, in the amount necessary to create proportional participation by the Purchasers in such recovery (as if such recovery were distributed pursuant to Section 1.8). If all or any portion of such amount is thereafter recovered from the recipient, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

Section 9.5. Right of Setoff. Subject to Section 9.4, each Purchaser is hereby authorized (in addition to any other rights it may have) to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Purchaser (including by any branches or agencies of such Purchaser) to, or for the account of, the Seller against amounts owing by the Seller hereunder (even if contingent or unmatured).

Section 9.6. Amendments. Except as otherwise expressly provided herein, no amendment or waiver hereof shall be effective unless signed by the Seller, the Servicers, the Agent, the Required Purchasers. In addition, no amendment of any Transaction Document shall, without the consent of

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(a) all the Purchasers, (i) extend the Termination Date or the date of any payment or transfer of Collections by the Seller to the Servicers or by the Servicers to the Agent, (ii) except as provided herein, release, transfer or modify any Purchaser’s Purchase Interest or change any Purchase Limit, (iii) amend the definition of Agent, subsections (b), (e) and (f) in the definition of Termination Event or Section 1.1, 1.2, 1.4, 1.6, 1.8 or 9.6, Article VI, or any obligation of any SIRVA Entity thereunder, (iv) consent to the assignment or transfer by the Seller or any Originator of any interest in the Receivables other than transfers permitted under the Transaction Documents or permit any SIRVA Entity to transfer any of its obligations under any Transaction Document except as expressly contemplated by the terms of the Transaction Documents, or (v) amend any defined term relevant to the restrictions in clauses (i) through (iv) in a manner which would circumvent the intention of such restrictions,

(b) all the Purchasers, (i) reduce the rate or extend the time of payment of Discount for any Eurodollar Tranche or Prime Tranche with respect to the Investments, (ii) reduce or extend the time of payment of any fee payable to the Purchasers, (iii) waive or amend any condition precedent to funding in Section 7.2, or (iv) amend any defined term relevant to the restrictions in clauses (i) through (iii) in a manner which would circumvent the intention of such restrictions, or

(d) the Agent, amend any provision hereof if the effect thereof is to affect the indemnities to, or the rights or duties of, the Agent or to reduce any fee payable for the Agent’s own account.

Notwithstanding the foregoing, the amount of any fee or other payment (other than Investment or Discount) due and payable from the Seller or any Servicer to the Agent (for its own account) or any Purchaser may be changed or otherwise adjusted solely with the consent of the Seller or such Servicer and the party to which such payment is payable. Any amendment hereof shall apply to each Purchaser equally and shall be binding upon the Seller, the Servicers, the Purchasers and the Agent.

Section 9.7. Waivers. No failure or delay of the Agent or any Purchaser in exercising any power, right, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, privilege or remedy preclude any other or further exercise thereof or the exercise of any other power, right, privilege or remedy. Any waiver hereof shall be effective only in the specific instance and for the specific purpose for which such waiver was given. After any waiver, the Seller, the Purchasers and the Agent shall be restored to their former position and rights and any Potential Termination Event waived shall be deemed to be cured and not continuing, but no such waiver shall extend to (or impair any right consequent upon) any subsequent or other Potential Termination Event. Any additional Discount that has accrued after a Termination Event before the execution of a waiver thereof, solely as a result of the occurrence of such Termination Event, may be waived by the Agent at the direction of the Purchaser entitled thereto.

43	Receivables Sale Agreement

Section 9.8. Successors and Assigns; Participations; Assignments.

(a) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise provided herein, neither the Seller nor any Servicer may assign or transfer any of its rights or delegate any of its duties without obtaining the prior consent of the Agent and the Purchasers. Any Purchaser may from time to time sell to any other existing Purchasers all or any portion of its Investment.

(b) Participations. Any Purchaser may sell to one or more Persons (each a “Participant”) participating interests in the interests of such Purchaser hereunder. Such Purchaser shall remain solely responsible for performing its obligations hereunder, and the Seller, the Servicers and the Agent shall continue to deal solely and directly with such Purchaser in connection with such Purchaser’s rights and obligations hereunder. Each Participant shall be entitled to the benefits of Article VI and shall have the right of setoff through its participation in amounts owing hereunder to the same extent as if it were a Purchaser hereunder, which right of setoff is subject to such Participant’s obligation to share with the Purchasers as provided in Section 9.4. A Purchaser shall not agree with a Participant to restrict such Purchaser’s right to agree to any amendment hereto, except amendments described in clause (a) of Section 9.6.

(c) Assignments by Purchasers. Any Purchaser may assign to one or more Persons (“Purchasing Purchasers”), acceptable to the Agent in its sole discretion and, prior to the occurrence of a Termination Event, subject to the prior written consent of the Seller (which consent will not be unreasonably withheld or delayed) any portion of its Purchase Limit as a Purchaser hereunder and Purchase Interest pursuant to a supplement hereto (a “Transfer Supplement”) in form satisfactory to the Agent executed by each such Purchasing Purchaser, such selling Purchaser and the Agent. Any such assignment by a Purchaser must be for an amount of at least $5,000,000 or, if less, 100% of the assigning Purchaser’s Purchase Limit. Each Purchasing Purchaser shall pay a fee of $4,000 to the Agent. Any partial assignment shall be an assignment of an identical percentage of such selling Purchaser Investment and its Purchase Limit. Upon the execution and delivery to the Agent of the Transfer Supplement and payment by the Purchasing Purchaser to the selling Purchaser of the agreed purchase price, such selling Purchaser shall be released from its obligations hereunder to the extent of such assignment and such Purchasing Purchaser shall for all purposes be a Purchaser party hereto and shall have all the rights and obligations of a Purchaser hereunder to the same extent as if it were an original party hereto with a Purchase Limit as a Purchaser and Investment described in the Transfer Supplement.

Section 9.9. Confidentiality. (a) The Seller and the Servicers will, and will cause Parent to, agree to hold the Transaction Documents or any other confidential or proprietary information of the Agent or Purchasers received in connection therewith in confidence and agree not to provide any Person with copies of any Transaction Document or such other confidential or proprietary information other than to (i) any officers, directors, members, managers, employees or outside accountants, auditors or attorneys thereof, (ii) any prospective or actual assignee or participant which (in each case) has signed a confidentiality agreement satisfactory to the Agent, (iii) Governmental Authorities with appropriate jurisdiction, (iv) any Rating Agency and (v) the agents and lenders under the SIRVA Credit Agreements. The Agent and each Purchaser will

44	Receivables Sale Agreement

agree to hold any other confidential or proprietary information of the Originators received in connection with the Transaction Documents in confidence and agree not to provide any Person with copies of such other confidential or proprietary information other than to (i) any officers, directors, members, managers, employees or outside accountants, auditors or attorneys of the Agent and the Purchasers, (ii) any prospective or actual assignee or participant which (in each case) has signed a confidentiality agreement satisfactory to the Agent and Originators, (iii) Governmental Authorities with appropriate jurisdiction and (iv) any Rating Agency. Notwithstanding the above stated obligations, the parties hereto will not be liable for disclosure or use of such information which such Person can establish by tangible evidence: (i) was required by law, including pursuant to a subpoena or other legal process, (ii) was in such Person’s possession or known to such Person prior to receipt or (iii) is or becomes known to the public through disclosure in a printed publication (without breach of any of such Person’s obligations hereunder).

(b) Notwithstanding anything herein to the contrary, each party hereto (and each employee, representative, or other agent thereof) may disclose to any and all persons, without limitations of any kind the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided any such party relating to such tax treatment and tax structure. For purposes of this paragraph, the terms “tax treatment” and “tax structure” have the meaning given to such terms under Treasury Regulation Section 1.6011-4(c).

Section 9.10. Headings; Counterparts. Article and Section Headings in this Agreement are for reference only and shall not affect the construction of this Agreement. This Agreement may be executed by different parties on any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

Section 9.11. Cumulative Rights and Severability. All rights and remedies of the Purchasers and Agent hereunder shall be cumulative and non-exclusive of any rights or remedies such Persons have under law or otherwise. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting such provision in any other jurisdiction.

Section 9.12. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of Illinois. The Seller and the Servicers hereby submit to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in Chicago, Illinois for purposes of all legal proceedings arising out of, or relating to, the Transaction Documents or the transactions contemplated thereby. The Seller and the Servicers hereby irrevocably waive, to the fullest extent permitted by law, any objection they may now or hereafter have to the venue of any such proceeding and any claim that any such proceeding has been brought in an inconvenient forum. Nothing in this Section 9.12 shall affect the right of the Agent or any Purchaser to bring any action or proceeding against the Seller, the Servicers or its property in the courts of other jurisdictions.

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Section 9.13. Waiver of Trial by Jury. To the extent permitted by applicable law, each of the Seller and the Servicers hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of, or in connection with, any Transaction Document or any matter arising thereunder.

Section 9.14. Entire Agreement; Purchase Agreement. The Transaction Documents constitute the entire understanding of the parties thereto concerning the subject matter thereof. Any previous or contemporaneous agreements, whether written or oral, concerning such matters are superseded thereby. The Seller, the Purchasers and the Agent consent to the amendments to the Purchase Agreement set forth in the Acknowledgement and Consent (Purchase Agreement) following the signature pages to this Agreement.

Section 9.15. USA PATRIOT Act Notice. Each Purchaser that is subject to the Act (as hereinafter defined) and the Agent (for itself and not on behalf of any Purchaser) hereby notifies the Seller and the Servicers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Seller and the Servicers, which information includes the name and address of each of the Seller and the Servicers and other information that will allow such Purchaser or the Agent, as applicable, to identify the Seller and the Servicers in accordance with the Act.

[SIGNATURE PAGES FOLLOW]

46	Receivables Sale Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, acting through its Wells Fargo
Business Credit division, as Agent, Syndication
Agent and Purchaser

By:	/s/ Jason F. Bush JASON F. BUSH
Title:	Vice President

Address:	230 W. Monroe Street, Suite 2450
Chicago, IL 60606

S-1	Receivables Sale Agreement

SIRVA RELOCATION CREDIT, LLC

By:	/s/ Douglas V. Gathany
Title:	President

Address:	700 Oakmont Lane
Westmont, Illinois 60559
Attention: Douglas V. Gathany
Phone: 630-468-4715
Fax: 630-468-4710

SIRVA RELOCATION LLC

By:	/s/ Douglas V. Gathany
Title:	Treasurer

Address:	700 Oakmont Lane
Westmont, Illinois 60559
Attention: Douglas V. Gathany
Phone: 630-468-4715
Fax: 630-468-4710

EXECUTIVE RELOCATION CORPORATION

By:	/s/ Douglas V. Gathany
Title:	Treasurer

Address:	700 Oakmont Lane
Westmont, Illinois 60559
Attention: Douglas V. Gathany
Phone: 630-468-4715
Fax: 630-468-4710

S-2	Receivables Sale Agreement

SIRVA GLOBAL RELOCATION, INC.

By:	/s/ Douglas V. Gathany
Title:	Treasurer

Address:	700 Oakmont Lane
Westmont, Illinois 60559
Attention: Douglas V. Gathany
Phone: 630-468-4715
Fax: 630-468-4710

S-3	Receivables Sale Agreement

SCHEDULE I

DEFINITIONS

The following terms have the meanings set forth, or referred to, below:

“Account Bank” means the bank for which the applicable deposit account or securities account is located, namely, Wells Fargo Bank in the case of the Agent Collection Account and any Investment Account, and LaSalle in the case of the LaSalle Collection Account.

“Acquisition Costs” means, with respect to an Origination Home, all costs paid in preparing to acquire such Origination Home pursuant to a Relocation Service Agreement and in preparing the Origination Home Purchase Contract, including, without limitation, appraisal fees, title search fees and inspection fees.

“Additional SIRVA Entity” is defined in Section 1.11.

“Adjusted Net Receivables Balance” means

(i) 40% of the Longer Aged Equity/Mortgage Receivables included in (and not, in the calculation of the Net Receivables Balance, deducted from) the Net Receivables Balance, plus

(ii) 80% of the Aged Equity/Mortgage Receivables included in (and not, in the calculation of the Net Receivables Balance, deducted from) the Net Receivables Balance, plus

(iii) 90% of the Net Receivables Balance (excluding all Longer Aged Equity/Mortgage Receivables and Aged Equity/Mortgage Receivables).

“Advance Employer Payment” means an amount paid or to be paid by an Employer pursuant to a Relocation Services Agreement for application to existing or future Receivables with respect to an Origination Home.

“Adverse Claim” means, for any asset or property of a Person, a lien, security interest, charge, mortgage, pledge, hypothecation, assignment or encumbrance, or any other right or claim, in, of or on such asset or property in favor of any other Person, except those in favor of the Agent.

“Affiliate” means, for any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. For purposes of this definition, “control” means the power, directly or indirectly, to either (i) vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors of a Person or (ii) cause the direction of the management and policies of a Person.

“Aged Equity/Mortgage Receivables” means at any time the aggregate principal amount outstanding at such time of all Eligible Receivables that are Equity Advances, Final Equity Payments and Mortgage Payments and that, as of the most recent Measurement Date, have been outstanding more than 180 days but less than 270 days after their funding by the related Originator. For the avoidance of doubt, Aged Equity/Mortgage Receivables do not include any Receivables paid since the most recent Measurement Date.

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“Agent” is defined in the first paragraph hereof.

“Agent Collection Account” means any deposit account at Wells Fargo Bank designated as a Collection Account by the Agent.

“Aggregate Investment” means the sum of the Investments of all Purchasers.

“Aggregate Purchase Limit” means the aggregate of all Purchase Limits of each Purchaser, as such amount may be reduced pursuant to Section 1.5 or increased pursuant to Section 1.10.

“Appraised Value” with respect to an Origination Home means the “fair market value” thereof for purposes of an Origination Home Purchase Contract as determined in accordance with the applicable Relocation Services Agreement.

“Available Funds” means, with respect to any date, the sum of the following amounts, without duplication: (i) all Collections received by the Seller or any Servicer and deposited in a Collection Account or an Investment Account, and not yet applied pursuant to the terms hereof, and (ii) all other proceeds of the Receivables, to the extent received by the Seller, any Servicer, any Purchaser or the Agent.

“Bailment Agreement” means a bailment and control agreement among an Originator, the Seller, a Custodian and the Agent.

“Bankruptcy Event” means, for any Person, that (a) such Person makes a general assignment for the benefit of creditors or any proceeding is instituted by or against such Person seeking to adjudicate it bankrupt or insolvent, or seeking the liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (b) such Person takes any corporate action to authorize any such action.

“Billed Receivable” means any Receivable which has been billed to an Employer.

“Bi-Monthly Report” is defined in Section 3.3.

“Bi-Monthly Reporting Date” means the second Business Day immediately prior to each Bi-Monthly Settlement Date.

“Bi-Monthly Settlement Date” means the seventh day after (i) the 15th of the month and (ii) the last day of the month.

“Budget” means, with respect to each Originator, a five-year budget substantially in the form of budget prepared and delivered by Parent to its lenders under the SIRVA Credit Agreements in 2008.

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“Business Day” means any day other than (a) a Saturday, Sunday or other day on which banks in Chicago, Illinois are authorized or required to close, (b) a holiday on the Federal Reserve calendar and (c) solely for matters relating to a Eurodollar Tranche, a day on which dealings in Dollars are not carried on in the London interbank market.

“Canadian Receivable” means an Employer Receivable the Obligor of which is organized under the laws of Canada and its chief executive office is located in Canada.

“Canadian Receivable Excess Concentration” means at any time (a) the Canadian Receivable included in the Eligible Receivables minus (b) 10% of the Eligible Receivables Balance.

“Charge-Off” means any Receivable that has or should have been (in accordance with the related Credit and Collection Policy) charged-off or written-off by the Seller for reasons relating to the bad credit of the related Obligor.

“Closing Date” means September 30, 2008.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collection” means any amount paid, or deemed paid, on a Receivable, including, without limitation, (i) the proceeds of the sale of an Origination Home and other proceeds of Related Assets, (ii) by the Seller under Section 1.4(b), or (iii) by an Originator under Section 3.2 of the Purchase Agreement.

“Collection Account” means the LaSalle Collection Account and the Agent Collection Account.

“Commonly Controlled Entity” means an entity, whether or not incorporated, which is under common control with the Parent within the meaning of Section 4001 of ERISA or is part of a group which includes the Parent and which is treated as a single employer under Section 414 of the Code.

“Concentration Limit” means (i) for a Special Obligor, its Special Obligor Limit, and (ii) for Employers other than Special Obligors, the percentages of the Eligible Receivables Balance set forth in the table below based upon the higher of the long-term unsecured senior debt ratings of such Obligors from Moody’s or S&P:

MOODY’S RATING	S&P RATING	CONCENTRATION LIMIT (% OF ELIGIBLE RECEIVABLES BALANCE)
Aa3 or higher	AA- or higher	40%
A3 to A1	A- to A+	30%
Baa2 to Baa1	BBB to BBB+	20%
Baa3	BBB-	10%
Below Baa3 or no rating	Below BBB- or no rating	5%

I-3	Receivables Sale Agreement

If one or more Obligors has the same parent company, or is a Subsidiary of another Obligor, the Receivables of such Obligors shall be considered as Receivables of the parent company for the purpose of calculating its Concentration Limit. It is understood and agreed that any Employer described in clause (iii) of the definition of Eligible Employer shall be deemed to have no rating for purposes of calculating its Concentration Limit. Notwithstanding the foregoing, the Concentration Limit on Eligible Receivables of World Services, Inc. and its Affiliates (the contract referred to in item A.27 of Schedule III to the Receivables Sale Agreement) shall not exceed the lesser of (i) $35,000,000, and (ii) the Concentration Limit otherwise applicable to the Eligible Receivables of such Employers pursuant to the other terms of this Agreement, it being understood and agreed that World Services, Inc. and its Affiliates shall be treated as a single Employer with respect to Receivables under such contract for purposes of the Concentration Limit.

“Consent to Assignment” means a consent to assignment, in form and substance satisfactory to the Required Purchasers, executed by an Included Employer with respect to the transactions contemplated hereby.

“Contract Date” means, with respect to any Origination Home, the date of acceptance of the related Origination Home Purchase Contract by the related Originator and the related Relocating Employee.

“Control Agreement” means, an account control agreement, executed by the Seller, the Servicer, the Agent and LaSalle.

“Credit and Collection Policy” means the credit and collection policy and practices relating to Receivables attached hereto as Exhibit G.

“Custodian” is defined in Section 2.1(a).

“Daily Report” means the report of the Master Servicer substantially in the form of Exhibit C-1.

“Deemed Collections” is defined in Section 1.4(b).

“Default Ratio” means, for any calendar month, the ratio of (a) the aggregate outstanding balance of all Defaulted Receivables as of the end of such calendar month to (b) the aggregate outstanding balance of all Receivables as of the end of such calendar month.

“Defaulted Receivable” means any Receivable (a) as to which the Disqualification Date has occurred, (b) any Obligor of which has ceased to be an Eligible Employer, or (c) is a Charge-Off.

“Designated Financial Officer” means the President, Vice President, Chief Financial Officer, Treasurer or Chief Operating Officer of the relevant SIRVA Entity, as applicable.

“Destination Home” means an Eligible Home to which a Relocating Employee is moving as part of his or her relocation.

I-4	Receivables Sale Agreement

“Dilution Ratio” means, as for any date which it is calculated, the ratio of (a) the average aggregate amount of payments owed by the Seller pursuant to the first sentence of Section 1.4(b) as of the last day of each of the most recent calendar month ending prior to such date to (b) the average aggregate outstanding balance of all Receivables as of the end of such calendar month.

“Discount” means, for any Tranche Period, (a) the product of (i) the Discount Rate for such Tranche Period, (ii) the total amount of Investment allocated to the Tranche Period, and (iii) the number of days elapsed during the Tranche Period divided by (b) 360 days.

“Discount Period” means, with respect to any Bi-Monthly Settlement Date or the Termination Date, the period from and including the preceding Bi-Monthly Settlement Date (or if none, the date that the first Incremental Purchase is made hereunder) to but not including such Bi-Monthly Settlement Date or Termination Date, as applicable.

“Discount Rate” means, for any Tranche Period, the Eurodollar Rate or the Prime Rate.

“Disqualification Date” means, (a) with respect to any Miscellaneous Receivable, the Outside Date and (b) with respect to any other Receivable, the earlier to occur of (x) any applicable Outside Date, and (y) the day on which the related Origination Home is sold to any Person, other than an Originator; provided that if a portion of a Receivable remains owing by the related Employer following the closing of the sale of the related Origination Home and such portion of such Receivable becomes a Billed Receivable to the related Employer within five Business Days following the closing of such sale (and has not previously been classified as a Billed Receivable), then the Disqualification Date for such portion of such Receivable shall be the originally applicable Outside Date for such Receivable.

“Document Schedule” means a schedule in the form of Exhibit A-2, which schedule shall include (i) name of each Relocating Employee and type of each Receivable to be added to the Net Receivables Balance, (ii) the related Relocation Services Agreement, and (iii) the current contact information for the related Employer.

“Dollar” and “$” means lawful currency of the United States of America.

“Early Payment Fee” means, if any Investment of a Purchaser allocated (or, in the case of a requested Purchase not made by the Purchasers for any reason other than their default, scheduled to be allocated) to a Tranche Period for a Eurodollar Tranche is reduced or terminated before the last day of such Tranche Period (the amount of Investment so reduced or terminated being referred to as the “Prepaid Amount”), the cost to the relevant Purchaser of terminating or reducing such Tranche, which for a Eurodollar Tranche will be determined based on the difference between the LIBOR applicable to such Tranche and the LIBOR applicable for a period equal to the remaining maturity of the Tranche on the date the Prepaid Amount is received.

“Eligible Employer” means an Included Employer; provided that any Employer shall cease to be an Eligible Employer if (i) any Receivable to which it is an Obligor shall have become a Charge-Off, (ii) more than 50% of the Receivables as to which it is an Obligor shall at any time remain unpaid past their Disqualification Dates, or (iii) such Employer has suffered a Bankruptcy Event unless otherwise agreed to in writing by the Agent and each Purchaser, except

I-5	Receivables Sale Agreement

in the case of ****, **** or **** to the extent that the payment of the related Receivables of such Employer has been approved (which approval has not been rescinded) by the applicable bankruptcy court; and provided further that the Agent may determine, in its sole discretion upon notice to the Seller, that any Employer shall no longer be an Eligible Employer with respect to any additional Receivables that might otherwise be proposed to be included in Eligible Receivables following such determination by the Agent.

“Eligible Home” is a one or two-family principal residence owned by the related Relocating Employee of an Eligible Employer as to which the related Originator has agreed to provide home marketing assistance; provided that such residence must be within the United States, and such residence is not any of the following (unless approved by the Agent): income producing property, resort property, mobile home, cooperative unit, farm, home with acreage in excess of five acres or acreage that does not conform to the immediate area, property on which clear title cannot be delivered, property which does not qualify for conventional mortgage financing, property containing or located by hazardous materials, vacant land, residence that is not Fannie Mae approved or income property other than two-family dwellings, property that has EFS/synthetic stucco exterior finishing, and property in which an inspection by the related Originator disclosed defects which render the property unmarketable if the Relocating Employee does not repair such defects in a manner satisfactory to the related Originator.

“Eligible Receivable” means, at any time, any Receivable:

(i) each Obligor of which (A) other than with respect to **** is a resident of, organized under the laws of, and with its chief executive office in, (i) the United States or (ii), only with the consent of the Agent, which it may grant or withhold in its discretion with respect to any Receivable, with respect to an Obligor that is an Employer organized under the laws of Canada so long as the related Eligible Relocation Services Agreement has been executed by the parent organization of such Employer and such parent organization is organized under the laws of, and maintains its chief executive office in the United States; (B) is not an Affiliate of any of the SIRVA Entities; (C) is not a government or a governmental subdivision or agency; and (D) is either an Eligible Relocating Employee or an Eligible Employer in good standing;

(ii) which is stated to be due and payable by the Disqualification Date therefor, and as to which the Disqualification Date has not occurred;

(iii) which is not a Defaulted Receivable or a Charge-Off;

(iv) which is an “account”, “payment intangible” or “chattel paper” within the meaning of Section 9-105 and Section 9-106, respectively of the UCC of all applicable jurisdictions;

(v) which is denominated and payable only in Dollars in the United States unless otherwise approved by the Agent in writing;

I-6	Receivables Sale Agreement

(vi) (A) in the case of a Receivable originated by SIRVA Relo or Executive Relo, which arises in respect of an Equity Advance, a Final Equity Payment or a Mortgage Payment, in each case related to an Eligible Home and an Eligible Relocating Employee under an Eligible Relocation Services Agreement and (in the case of an Equity Advance) an Eligible Relocating Employee Contract, each of which is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no counterclaim, defense or other Adverse Claim (other than Permitted Exceptions), and is not an executory contract or unexpired lease within the meaning of Section 365 of the Bankruptcy Code; or (B) in the case of a Miscellaneous Receivable originated by any Originator, which arises under an Eligible Relocation Services Agreement, which is in full force and effect and constitutes the legal, valid and binding obligation of the related Eligible Employer enforceable against such Eligible Employer in accordance with its terms subject to no counterclaim, defense or other Adverse Claim, and is not an executory contract or unexpired lease within the meaning of Section 365 of the Bankruptcy Code;

(vii) as to which the related Originator has performed all of its obligations then required to be performed under the related Relocating Employee Contract (if applicable) and Relocation Services Agreement;

(viii) which arises under an Eligible Relocating Employee Contract (if applicable) and an Eligible Relocation Services Agreement, each of which (A) contains an obligation to pay a specified sum of money and is subject to no contingencies, (B) subject to the Permitted Exceptions, does not require the Obligor under such contract to consent to the transfer, sale or assignment of the rights to payment under such contract unless such Obligor consent has been obtained in form and substance satisfactory to the Agent, (C) does not contain a confidentiality provision that purports to restrict any Purchaser’s exercise of rights under this Agreement, including, without limitation, the right to review such contract, (D) in the case of such Eligible Relocation Services Agreement, is completely and accurately described in Schedule III and (E) as to which the Seller is in compliance with its obligations under Section 5.6 (if applicable);

(ix) as to which, if it is a Relocating Employee Receivable, the related Employer is fully obligated to pay the Relocating Employee Receivable through a guaranty, loss indemnity or reimbursement obligation under the related Relocation Services Agreement;

(x) which does not, in whole or in part, contravene any law, rule or regulation applicable thereto (including those relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), which contravention would reasonably be expected to have a Material Adverse Effect;

(xi) which satisfies in all material respects all applicable requirements of the Credit and Collection Policy and was generated in the ordinary course of the related Originator’s business;

(xii) as to which the related Specified Documents have been delivered to a Custodian, and the Document Schedule has been delivered to the Agent and the Custodian, in accordance with Section 2.1;

I-7	Receivables Sale Agreement

(xiii) which has not been extended, amended, rescinded or cancelled;

(xiv) which is not subject to any asserted reduction (including, without limitation, any reduction on account of any offsetting account payable of the related Originator or the Seller to an Obligor, any Advance Employer Payment made by the relevant Obligor), cancellation, rebate or refund or any dispute, offset, counterclaim, lien or defense whatsoever; provided that a Receivable that is subject only in part to any of the foregoing but otherwise qualifies as an Eligible Receivable shall be an Eligible Receivable to the extent not subject to reduction, cancellation, refund, dispute, offset, counterclaim, lien or other defense;

(xv) with respect to any Unbilled Miscellaneous Receivable, such Receivable has been originated by Executive Relo; provided, however, that no Unbilled Miscellaneous Receivable described in clause (i) of the definition of “Miscellaneous Receivable” may be an Eligible Receivable;

(xvi) with respect to a Receivable related to any Included Employer, such Receivable is of a type shown to be a permitted Eligible Receivable opposite the name of such Employer in Schedule III hereto;

(xvii) with respect to any Receivable of an Eligible Employer subject to a Bankruptcy Event, the payment of the Receivable of such Employer has been approved (which approval has not been rescinded) by the applicable bankruptcy court; and

(xviii) the Agent has deemed such Receivable an Eligible Receivable on any applicable date of determination.

“Eligible Receivables Balance” means, at any time, the aggregate outstanding principal balance of all Receivables included in the Eligible Receivables as of the most recent Measurement Date and the aggregate outstanding principal balance of all Eligible Receivables arising after the most recent Measurement Date. For the avoidance of doubt, the Eligible Receivables Balance does not include any Receivables paid since the most recent Measurement Date.

“Eligible Relocating Employee” means a Relocating Employee who (i) is eligible for an extension of credit under the Credit and Collection Policy, (ii) has the legal capacity to enter into a binding contract, and (iii) is not the subject of a Bankruptcy Event unless otherwise agreed to in writing by the Agent.

“Eligible Relocating Employee Contract” means a Relocating Employee Contract prepared, completed and executed under an Eligible Relocation Services Agreement, and relating to an Origination Home that is an Eligible Home, in accordance with (i) forms delivered to the Agent prior to the date hereof, (ii) the Credit and Collection Policy and (iii) the related Eligible Relocation Services Agreement.

“Eligible Relocation Services Agreement” means, at any time, a Relocation Services Agreement

(i) which is listed on Schedule III;

I-8	Receivables Sale Agreement

(ii) which has been duly executed and delivered by the relevant Included Employer, has not expired or terminated in accordance with its terms and is otherwise in full force and effect;

(iii) subject to the Permitted Exceptions, the rights to payment under which are assignable without the consent of the Employer party thereto or any other Person (other than the related Originator), other than any such consent which has been obtained and remains in effect;

(iv) under which all Billed Receivables are payable by the Employer (a) in the case of a Receivable originated by SIRVA Relo, not later than 60 days after the original date of the relevant invoice, (b) in the case of a Receivable originated by Executive Relo, not later than 30 days after the original date of the related invoice and (c) in the case of a Receivable originated by SIRVA Global, not later than 60 days after the original date of the relevant invoice; and

(v) which does not (A) provide for the grant of any Lien on any Origination Home or other Related Assets to the related Employer or any other Person, (B) prohibit the related Originator from granting a Lien on its interest in any Origination Home covered thereby, or (C) otherwise conflict with any of the transactions contemplated by the Transaction Documents.

“Employer” means an employer or other Person (other than an individual) providing credit, liquidity or other support to the payment of a Relocating Employee Receivable or otherwise obligated to make payments to an Originator with respect to relocation or related services.

“Employer Receivable” means each obligation of an Employer to make payments under an Included Relocation Services Agreement, including without limitation any Miscellaneous Receivable and any obligation to guarantee payment of a Relocating Employee Receivable, or to make payments in respect of any Equity Advance, Final Equity Payment, Mortgage Payment or Loss on Sale or other shortfall in the payment of such Relocating Employee Receivable following the disposition of any Origination Home, and any obligation to pay interest in respect of any of the foregoing.

“Equity Advance” means a loan made by the related Originator to a Relocating Employee to fund the down payment on the Destination Home prior to the closing of the sale on the Origination Home.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Eurodollar Rate” means for any Tranche Period for a Eurodollar Tranche, the sum of (a) LIBOR for such Tranche Period divided by 1 minus the “Reserve Requirement” plus (b) the Eurodollar Rate Spread plus (c) on or after the occurrence of a Termination Event or December 31, 2010, 2.0%; where “Reserve Requirement” means, for any Tranche Period for a Eurodollar Tranche, the maximum reserve requirement imposed during such Tranche Period on“eurocurrency liabilities” as currently defined in Regulation D of the Board of Governors of the Federal Reserve System.

I-9	Receivables Sale Agreement

“Eurodollar Rate Spread” is defined in the Fee Letter.

“Eurodollar Tranche” is defined in the definition of “Tranche”.

“Excluded Receivable” means, with respect to an Employer that has been identified to the Agent and the Purchasers in a written notice as described in the proviso to the definition of Included Employer, the following: (i) a Relocating Employee Receivable arising after the related Exclusion Date (as defined in such proviso), provided that no other payment obligation of, or relating to, the related Relocating Employee is then included in the Eligible Receivables Balance, and (ii) Employer Receivables that relate solely to such Relocating Employee.

“Executive Relo” is defined in the first paragraph hereof.

“Executive Relo Operating System” means the business operating system used historically by Executive Relo prior to its acquisition by the Parent (which system may be used by Executive Relo or SIRVA Relo with respect to certain Receivables until it is fully replaced with the SIRVA Relo Operating System) to record information relating to transactions resulting to Receivables, including but not limited to information concerning Origination Homes, Equity Advances, Final Equity, Billed Receivables and Unbilled Miscellaneous Receivables.

“Facility Fee Rate” is defined in the Fee Letter.

“Federal Funds Rate” for any day the greater of (i) the highest rate per annum as determined by Wells Fargo Bank at which overnight Federal funds are offered to Wells Fargo Bank for such day by major banks in the interbank market, and (ii) if Wells Fargo Bank is borrowing overnight funds from a Federal Reserve Bank that day, the highest rate per annum at which such overnight borrowings are made on that day. Each determination of the Federal Funds Rate by Wells Fargo Bank shall be conclusive and binding on the Seller except in the case of manifest error.

“Fee Letter” means the fee letter agreement between the SIRVA Entities and the Agent.

“Final Equity Payment” is a payment to a Relocating Employee of an amount equal to the excess, if any, of (i) the Sale Contract Price for such Relocating Employee’s Origination Home minus (ii) the amount owed in respect of any Adverse Claims (including mortgages and deeds of trust) on such Origination Home minus (iii) the outstanding balance of any Equity Advances in respect of such Origination Home, provided that the related Originator shall be entitled to be reimbursed for the amount of such payment by the related Employer under the terms of an Eligible Relocation Services Agreement.

“Fixed Fee Equity Receivable” means a Receivable in respect of an Equity Advance or (if consented to by the Agent in its sole discretion with respect to any Final Equity Payment) Final Equity Payment arising under a fixed fee program of the applicable Originator under a Relocation Services Agreement.

I-10	Receivables Sale Agreement

“Fixed Fee Equity Receivable Excess Concentration” means at any time the greater of (a)(i) the aggregate outstanding principal balance of all Fixed Fee Equity Receivables included in the Eligible Receivables minus (ii) 10% of the Eligible Receivables Balance and (b)(i) the aggregate outstanding principal balance of all Fixed Fee Equity Receivables included in the Eligible Receivables minus (ii) $12,000,000.

“Former Plan” means any employee benefit plan in respect of which the Parent or a Commonly Controlled Entity has engaged in a transaction described in Section 4069 or Section 4212(c) of ERISA.

“GAAP” means generally accepted accounting principles in the USA, applied on a consistent basis.

“Governmental Authority” means any (a) Federal, state, municipal or other governmental entity, board, bureau, agency or instrumentality, (b) administrative or regulatory authority (including any central bank or similar authority) or (c) court, judicial authority or arbitrator, in each case, whether foreign or domestic.

“Guaranty” means the Guaranty, dated as of September 30, 2008, from the Parent for the benefit of Seller and its assignees, as the same may be amended or modified in accordance with its terms.

“Included Employer” means an Employer listed in Schedule III; provided that, with respect to any such Employer, the Originators may designate an Employer for which no Excluded Receivables will be sold to Seller after a specified date (the “Exclusion Date”), provided that (i) the Originators shall have given the Agent and the Purchasers at least 15 Business Days’ prior written notice thereof, (ii) the Servicers and the Sellers shall have the systems capability to exclude such Excluded Receivables from subsequent reports and other information provided to the Agent and the Purchasers, and (iii) the Agent and the Required Purchasers shall have consented to the exclusion of such Excluded Receivables prior to giving effect thereto.

“Included Relocation Services Agreement” means any Relocation Services Agreement with an Included Employer.

“Increase Effective Date” is defined in Section 1.10.

“Incremental Purchase” is defined in Section 1.1(b).

“Incremental Purchase Request” is defined in Section 1.1(c).

“Insolvency” means with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Investment” means, for each Purchaser, (i) such Purchaser’s Purchase Limit Percentage of the Interest on the Closing Date plus (ii) all Incremental Purchases by such Purchaser, minus (iii) amounts received or exchanged and, in each case, applied by the Agent or such Purchaser to reduce such Purchaser’s Investment. A Purchaser’s Investment shall be restored to the extent any amounts so received or exchanged and applied are rescinded or must be returned for any reason.

I-11	Receivables Sale Agreement

“Investment Account” means any account maintained at the Wells Fargo Bank designated as an Investment Account by the Agent.

“LaSalle” means LaSalle Bank National Association and its successors and assigns.

“LaSalle Collection Account” means, collectively, those certain segregated deposit accounts number **** and **** maintained by the Seller in the name of the Agent at LaSalle

“LIBOR” means, for any Tranche Period for a Eurodollar Tranche or other time period, the per annum rate of interest at which Dollar deposits in an amount comparable to the amount of the relevant Eurodollar Tranche and for a period equal to such Tranche Period or other period are offered in the London Interbank Eurodollar market at 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Tranche Period or other period, as displayed in the Bloomberg Financial Markets system (or other authoritative source selected by the Agent in its sole discretion) or, if the Bloomberg Financial Markets system or other authoritative source is not available, as LIBOR is otherwise determined by the Agent in its sole and absolute discretion. The Agent’s determination of LIBOR shall be conclusive, absent manifest error.

“Liquidation Period” means all times on and after the Termination Date.

“Lock Box” means each post office box or bank box to which Obligors are directed to send payments on Receivables.

“Lock-Box Account” means each deposit account maintained by the Seller or a Servicer at a bank for the purpose of receiving or concentrating Collections.

“Lock-Box Agreement” means an agreement with a Lock-Box Bank, in form and substance satisfactory to the Agent, under which the Agent controls the Lock-Box and Lock-Box Accounts at such Lock-Box Bank.

“Lock-Box Bank” means a bank at which a Lock-Box Account and/or Lock-Box is located.

“Longer Aged Equity/Mortgage Receivables” means at any time the aggregate principal amount outstanding at such time of all Eligible Receivables that are Equity Advances, Final Equity Payments and Mortgage Payments and that, as of the most recent Measurement Date, have been outstanding 270 days or more but less than 360 days after their funding by the related Originator. For the avoidance of doubt, Longer Aged Equity/Mortgage Receivables do not include any Receivables paid since the most recent Measurement Date.

“Loss on Sale” means, with respect to any Origination Home, the excess of (a) the contract purchase price for such Origination Home under the applicable Origination Home Purchase Contract over (b) the purchase price paid by or on behalf of the Origination Home Buyer of such Home under the applicable Origination Home Sale Contract.

I-12	Receivables Sale Agreement

“Master Servicer” is defined in the first paragraph hereof.

“Material Adverse Effect” means an adverse effect on (i) any SIRVA Entity’s ability to perform its obligations under or in connection with, or the enforceability of, any Transaction Document, (ii) any SIRVA Entity’s business, financial condition or prospects, (iii) the interests of the Agent or any Purchaser under or in connection with any Transaction Document or (iv) the enforceability or collectibility of any Receivable.

“Matured Aggregate Investment” means, at any time, the sum of the Matured Values of all Investments of all Purchasers then outstanding.

“Matured Value” means, of any Investment, the sum of such Investment and all unpaid Discount, fees and other amounts scheduled to become due (whether or not then due) on such Investment during all Tranche Periods to which any portion of such Investment has been allocated.

“Maximum Incremental Purchase Amount” means, at any time, the difference between the Aggregate Purchase Limits and the Aggregate Investment then outstanding.

“Measurement Date” means the 15th day and the last day of each month and any other date designated as a Measurement Date by the Agent.

“Miscellaneous Receivable” means an Employer Receivable in connection with (i) the sale of an Origination Home, including without limitation, home sale commissions, title costs and appraisal costs, (ii) a Relocating Employee’s move to a new location, including without limitation, expenses relating to locating a new home, travel expenses, rental payments, the cost of shipping household goods and vehicles and any lump sum moving allowances, and (iii) any other home sale expense, moving expense or other permitted expense paid to or for the benefit of a Relocating Employee based upon the related Included Employer’s relocation policies.

“Monthly Delivery Date” means (i) with respect to the March, June, September and December monthly periods of the Master Servicer’s fiscal year, the 45th day following the end of such monthly period, and (ii) with respect to any other monthly period of such fiscal year, the 30th day following the end of such monthly period.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage Payment” means an advance made by the related Originator to repay a borrowing by a Relocating Employee secured by such Relocating Employee’s Origination Home, provided that the related Originator shall be entitled to be reimbursed for the amount of such payment by the related Employer under the terms of an Eligible Relocation Services Agreement.

“Multiemployer Plan” means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

I-13	Receivables Sale Agreement

“Net Receivables Balance” means at any time (a) the Eligible Receivables Balance minus (b) the sum of the following amounts, as determined without duplication as of the most recent Measurement Date, (i) the portion of the Eligible Receivable Balance in excess of the Concentration Limit for each Employer, (ii) the Unbilled Miscellaneous Receivable Excess Concentration, (iii) the Canadian Receivable Excess Concentration, (iv) the Winddown Receivable Excess Concentration, (v) the Fixed Fee Equity Receivable Excess Concentration, and (vi) all unapplied Advance Employer Payments; it being understood that to the extent any of the items being deducted under clause (b) may include Longer Aged Equity/Mortgage Receivables or Aged Equity/Mortgage Receivables, such Longer Aged Equity/Mortgage Receivables and Aged Equity/Mortgage Receivables shall be included in such deducted items.

“Non-Renewing Purchaser” means a Purchaser for which the Scheduled Termination Date has not been extended in accordance with Section 1.12.

“Non-Use Fee Rate” is defined in the Fee Letter.

“Obligor” means a Relocating Employee or an Employer.

“OFAC” is defined in Section 5.1(d).

“Origination Home” is an Eligible Home from which a Relocating Employee is moving in connection with his or her relocation.

“Origination Home Buyer” means the buyer (other than an Originator) of an Origination Home from the Relocating Employee or an Originator, as the case may be.

“Origination Home Closing Agent” means, with respect to any Origination Home, the title insurance company, closing company or lawyer acting for the Servicer in connection with the resale of such Origination Home.

“Origination Home Deed” means, with respect to any Origination Home, a deed or other instrument of conveyance executed by the related Relocating Employee that effects the conveyance of such Origination Home pursuant to the related Origination Home Purchase Contract.

“Origination Homes in Inventory” means an Origination Home which is subject to an executed Origination Home Purchase Contract between the Relocating Employee and an Originator and which has not yet been sold (or the sale of which has not been closed or the proceeds of which have not been received) under an Origination Home Sale Contract.

“Origination Home Purchase Contract” means the contract by which the related Originator purchases an Origination Home from a Relocating Employee.

“Origination Home Sale Contract” means the contract by which the related Originator sells an Origination Home to an Origination Home Buyer.

“Originator” means each of SIRVA Relo, Executive Relo, SIRVA Global and any Additional SIRVA Entity that becomes party to the First Tier Agreement and this Agreement pursuant to Section 1.11.

I-14	Receivables Sale Agreement

“Outside Date” means:

(a) with respect to any Equity Advance, Final Equity Payment or Mortgage Payment, the earlier of (i) 360 days following the funding of such Equity Advance, Final Equity Payment or Mortgage Payment by the related Originator and (ii) if the related Receivable is a Billed Receivable, the date specified in clause (b) or (c) below, as applicable;

(b) with respect to a Billed Receivable tracked using a SIRVA Relo Operating System, 90 days following the date of invoice for such Billed Receivable;

(c) with respect to a Billed Receivable tracked using the Executive Relo Operating System, 60 days following the due date for such Billed Receivable; and

(d) with respect to an Unbilled Miscellaneous Receivable, 30 days after the services giving rise to such Receivable have been performed.

“Outstanding” means all Investments and all amounts payable under this Agreement to the Purchasers.

“Parent” means SIRVA Worldwide, Inc., a Delaware corporation.

“Payment Date” means a Bi-Monthly Settlement Date, a Weekly Settlement Date and after a Termination Event, any other Business Day on which Available Funds are on deposit in a Collection Account.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).

“Permitted Exceptions” means any of the following:

(i) delay in the recording of a deed, mortgage or deed of trust that has been delivered to a Servicer in connection with a Relocating Employee Receivable so long as a Recording Trigger Event has not occurred;

(ii) failure of the Seller and the Servicers to deliver to the Custodian an executed original Relocating Employee Note evidencing an Equity Advance so long as (A) the time elapsed since the origination of such Relocating Employee Receivables does not exceed five Business Days, and (B) a Recording Trigger Event has not occurred;

(iii) failure of a Custodian to hold the deeds described in clause (ii) of the definition of Specified Documents, provided that such deeds are held by an Origination Home Closing Agent that has received the letter described in clause (viii) of such definition; and

(iv) until the later of (A) 45 days after the Closing Date and (B) the date Receivables originated the related Relocation Services Agreement are included in the Eligible Receivables Balance, failure of the Seller and the Servicers to deliver to the Agent a written consent of an Included Employer satisfactory in form and substance to the Agent to the assignments under the Transaction if such consent of the Included Employer is required by the Agent.

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“Permitted Investments” means (a) evidences of indebtedness issued by, or guaranteed by the full faith and credit of, the federal government of the United States, (b) repurchase agreements with banking institutions or broker-dealers the short term unsecured indebtedness of which is rated at least “A-1+” (or the equivalent) by S&P and at least “P-1” (or the equivalent) by Moody’s registered under the Securities Exchange Act of 1934 which are fully secured by obligations of the kind specified in clause (a), (c) money market funds (i) rated not lower than the highest rating category from Moody’s and “AAA m” or “AAAm-g,” from S&P or (ii) which are otherwise acceptable to the Rating Agencies or (d) commercial paper issued by any corporation incorporated under the laws of the USA and rated at least “A-1+” (or the equivalent) by S&P and at least “P-1” (or the equivalent) by Moody’s. All Permitted Investments must (1) be denominated and payable only in Dollars, (2) not have an “r” designation if rated by S&P, and (3) must mature (A) within thirty (30) days after the date of purchase thereof or (B) by the date on which the funds so invested are needed in order to make any payment required hereunder.

“Person” means an individual, partnership, corporation, association, joint venture, Governmental Authority or other entity of any kind.

“Plan” means at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Parent or a Commonly Controlled Entity is an “employer” as defined in Section 3(5) of ERISA.

“Potential Termination Event” means any Termination Event or any event or condition that with the lapse of time or giving of notice, or both, would constitute a Termination Event.

“Prime Rate” means for any period, the daily average during such period of (a) the greater of (i) the floating commercial lending rate per annum of Wells Fargo Bank (which rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by Wells Fargo Bank) announced from time to time as its prime rate or equivalent for Dollar loans in the United States, changing as and when said rate changes and (ii) the Federal Funds Rate plus 0.75% plus (b) the Prime Rate Spread plus (c) on or after the occurrence of a Termination Event, 2.00%.

“Prime Rate Spread” is defined in the Fee Letter.

“Prime Tranche” is defined in the definition of “Tranche”.

“Principal Distribution Amount” means, with respect to any Business Day, the sum of (i) 90% of Available Funds deposited in the Collection Accounts since the immediately preceding Payment Date, to the extent such funds represent the payment on, or return of, principal on the Receivables, plus (ii) all amounts required to be paid by the Seller pursuant to Section 1.4 but not yet paid.

“Purchase” is defined in Section 1.1(a).

I-16	Receivables Sale Agreement

“Purchase Agreement” means the Third Amended and Restated Purchase and Sale Agreement dated as of September 30, 2008 between the Seller and the Originators, as the same may be amended or modified in accordance with its terms and the terms hereof.

“Purchase Amount” is defined in Section 1.1(c).

“Purchase Date” is defined in Section 1.1(c).

“Purchase Interest” means, for a Purchaser, the undivided ownership interest in the Receivables, the Collections and proceeds thereof held by such Purchaser under this Agreement.

“Purchase Limit” means, for each Purchaser, the amount set forth on Schedule II for such Purchaser, in each case as it may be adjusted in accordance with Sections 1.5, 1.10 and 9.8.

“Purchase Limit Percentage” means, for each Purchaser, the Purchase Limit for such Purchaser divided by the Purchase Limits of all Purchasers.

“Purchaser” means the Purchasers signatory hereto and each other Person that becomes a Purchaser pursuant to a Transfer Supplement.

“Ratable Share” means for each Purchaser, such Purchaser’s Purchase Limit(s) divided by the aggregate Purchase Limits of all Purchasers.

“Rating Agencies” means S&P and Moody’s.

“Receivable” means any Relocating Employee Receivable and/or any Employer Receivable under an Included Relocation Services Agreement, together with all Related Assets with respect thereto; provided that the outstanding balance thereof shall be determined without duplication. Deemed Collections shall reduce the outstanding balance of Receivables hereunder, so that any Receivable that has its outstanding balance deemed collected shall cease to be a Receivable hereunder after (x) the Servicer receives payment of such Deemed Collections under Section 1.4(b) or (y) if such Deemed Collection is received before the Termination Date, an adjustment to the Sold Interests permitted by Section 1.4(c) is made.

“Receivables Balance” means, at any time, the aggregate outstanding principal amount of all Receivables sold by the Seller hereunder.

“Recording Trigger Event” means a Servicer Replacement Event.

“Records” means, for any Receivable, all contracts, books, records and other documents or information (including computer programs, tapes, disks, software and related property and rights) relating to such Receivable or the related Obligor.

“Related Assets” means, with respect to the Receivables:

(a) all rights and interests (including without limitation ownership interests and liens) to and in any Origination Home and/or other real or personal property arising under or related to any related Relocating Employee Contracts, whether or not evidenced

I-17	Receivables Sale Agreement

by a deed and whether or not any such deed has been recorded, and all proceeds of the sale or other disposition of any such property, including, without limitation, the Origination Homes, the Origination Home Purchase Contracts, the Origination Home Sale Contracts and all proceeds thereof;

(b) all interest accrued or to accrue under the Relocating Employee Contracts and the Relocation Services Agreements, including without limitation interest on Equity Advances, Mortgage Payments, Final Equity Payments and Miscellaneous Receivables;

(c) all other collateral or other support arrangements made in connection with such Receivables or property, including all warranty and indemnity claims, all lien filings and all guaranties;

(d) all security deposits delivered to an Originator in connection with any of the foregoing;

(e) all rights to any payment of rent or similar amounts in connection with any of the foregoing;

(f) all rights in respect of the Purchase Agreement, the Guaranty, the Relocating Employee Contracts, the Relocation Services Agreements, any purchase or sale contract, servicing agreement, interest rate hedge arrangement or other contract or agreement in connection with the foregoing;

(g) any insurance (including without limitation title, hazard, casualty and credit insurance) and condemnation proceeds with respect to any of the foregoing;

(h) all Records relating to such Receivables;

(i) the Collection Accounts, the Lock-Box Accounts, the Investment Account and funds, investments, financial assets or other property credited to either such account; and

(j) all other proceeds of any of the foregoing, including without limitation all present and future claims, demands, causes of action, chooses in action and other general intangibles in respect of any or all of the foregoing and all of the proceeds of every kind and nature whatsoever in respect of any of the foregoing, whether in the form of cash or other liquid property, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance payments, condemnation awards, instruments or other property.

“Relocating Employee” means (i) a person obligated to make payments in respect of an extension of credit to him or her by an Originator, as evidenced by a Relocating Employee Contract, or (ii) a person whose Origination Home may be transferred to, and/or disposed of by, an Originator in order to satisfy obligations due in connection with a Relocating Employee Contract, or (iii) an individual receiving relocation services under an Included Relocation Services Agreement.

I-18	Receivables Sale Agreement

“Relocating Employee Contract” means a contract with a Relocating Employee pursuant to which a Relocating Employee Receivable arises including, without limitation, a note evidencing any Equity Advance.

“Relocating Employee Receivable” means each obligation of a Relocating Employee to make payments in respect of an Equity Advance, Final Equity Payment or Mortgage Payment by an Originator to him or her, and/or such Relocating Employee’s obligation to transfer, or permit the disposition of, his or her Origination Home to repay or reimburse an Originator for any Equity Advance, Final Equity Payment or Mortgage Payment, including without limitation any rights to any interest or finance charges arising in connection therewith.

“Relocation Service Fee” means the fee payable to an Originator by an Employer under the Relocation Services Agreement of such Employer with respect to the marketing and sale of a particular Origination Home.

“Relocation Services Agreement” means any relocation services agreement between an Originator and an Employer.

“Reorganization” means with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under PBGC Reg. § 2615 or any successor regulation thereto.

“Required Purchasers” means Purchasers holding more than 50% of the Purchase Limits or if one Purchaser holds more than 50% of the Purchase Limits, at least two Purchasers holding more than 50% of the Purchase Limits.

“Reserved Collection Matters” means decisions taken when no Termination Event exists regarding settlement and/or whether to initiate or proceed with litigation regarding the collection of Receivables identified in writing by the Servicers to the Agent as Reserved Collection Matters in an aggregate amount not in excess of $1,000,000.

“Responsible Person” means any executive officer or director of, or any Person (or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934) that own or control 5% or more of the equity in, SIRVA, Inc. or any of its Affiliates.

“Sale Contract Price” means, with respect to any Origination Home, the price required to be paid thereunder by the purchaser of such Origination Home under a valid and binding sale contract, which contract shall not be subject to any contingency other than a financing contingency.

“Scheduled Termination Date” means September 30, 2010 as such date may be extended from time to time in accordance with Section 1.12.

“S&P” means Standard & Poor’s Ratings Services.

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“Seller” is defined in the first paragraph hereof.

“Seller Account” means the Seller’s account number 4121755664 at Wells Fargo Bank, or such other account designated by the Seller to the Agent with at least ten (10) days prior notice and approved by the Agent in writing.

“Servicer” is defined in Section 3.1(a).

“Servicer Fee” is defined in Section 3.5.

“Servicer Replacement Event” means the occurrence of any Termination Event.

“Settlement” means the sum of all claims and rights to payment pursuant to Section 1.4 or 1.6 or any other provision owed to Purchasers (or owed to the Agent or the Servicer for the benefit of the Purchasers) by the Seller that, if paid, would be applied to reduce the Purchasers’ Investments.

“Single Employer Plan” means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

“SIRVA Credit Agreements” means (i) the Credit Agreement dated as of May 12, 2008, as amended as of September 30, 2008, among Parent, SIRVA, Inc., the several lenders party thereto and JPMorgan Chase Bank, as administrative agent, and (ii) the Term Loan Agreement dated as of May 12, 2008, as amended as of September 30, 2008, among Parent, SIRVA, Inc., the several lenders party thereto and Wilmington Trust Company, as administrative agent.

“SIRVA Entity” means any of the Parent, the Seller, the Servicers and the Originators (including any Additional SIRVA Entities that become party hereto pursuant to Section 1.12.

“SIRVA Global” is defined in the first paragraph hereof.

“SIRVA Mortgage” means SIRVA Mortgage, Inc., a wholly owned subsidiary of CMS Holding, LLC and an indirect wholly owned subsidiary of SIRVA, Inc.

“SIRVA Relo” is defined in the first paragraph hereof.

“SIRVA Relo Operating System” means a business operating system used by any Originator (but not used by Executive Relo prior to February 28, 2008) to record information relating to transactions resulting in Receivables, including but not limited to information concerning Origination Homes, Equity Advances, Final Equity and Billed Receivables.

“Sold Interest” is defined in Section 1.1(a).

“Special Obligor” means (i) ****, and (ii) any other Included Employer so designated in writing by the Agent with the written consent of the Required Purchasers following a request to do so by the Seller.

I-20	Receivables Sale Agreement

“Special Obligor Limit” means the following percentage of the Eligible Receivables Balance for the following Special Obligor: (i) for ****, 15% and (ii) for any other Special Obligor, such other Special Obligor Limit as the Agent with the written consent of the Required Purchasers may designate in a written notice to the Seller for such Special Obligor.

“Specified Documents” means, with respect to any Receivable,

(i) in the case of an Equity Advance, the original (or to the extent of Permitted Exceptions a copy) of an executed promissory note payable by the related Relocating Employee,

(ii) in the case of a Final Equity Payment or Mortgage Payment Advance, the original Origination Home Deed (or to the extent of Permitted Exceptions a copy thereof), which deed provides the basis for the transaction giving rise to such Relocating Employee Receivable and shall be in recordable form and, unless in blank (to be completed with the name of the Seller or an Origination Home Buyer), shall name the Seller as the owner of such Origination Home, together with (unless the Origination Home Deed is executed in blank) an identical original deed in recordable form (or to the extent of Permitted Exceptions a copy thereof), which deed is executed by the Seller in blank or to the Origination Home Buyer,

(iii) any guarantees of the related Relocating Employee Receivable,

(iv) in the case of a Final Equity Payment or Mortgage Payment Advance, an original executed copy of any pending contract for the purchase or sale of such Origination Home,

(v) in the case of a Final Equity Payment or Mortgage Payment Advance, any original title policy or title commitment executed in connection with such purchase or sale agreement, which title policy or commitment shall name the Seller and its assigns as beneficiaries,

(vi) if applicable, an original executed copy of any mortgage or deed of trust executed by such Relocating Employee in connection with such Relocating Employee Receivable, together with an assignment of such mortgage or deed of trust in recordable form executed in blank by the Relocating Employee or the related Originator,

(vii) an original executed copy of the related Relocation Services Agreement, and

(viii) a copy of the written direction to the related Origination Home Closing Agent to send the proceeds of the sale of the Origination Home to a Collection Account.

“Subordinated Note” means a revolving promissory note issued by the Seller to an Originator under the Purchase Agreement.

“Subservicer” is defined in the first paragraph hereof.

I-21	Receivables Sale Agreement

“Subsidiary” means any Person of which at least a majority of the voting stock (or equivalent equity interests) is owned or controlled by such Person or by one or more other Subsidiaries of such Person.

“Taxes” means all taxes, charges, fees, levies or other assessments (including income, gross receipts, profits, withholding, excise, property, sales, use, license, occupation and franchise taxes and including any related interest, penalties or other additions) imposed by any jurisdiction or taxing authority (whether foreign or domestic).

“Termination Date” means the earliest of (a) the Business Day designated by the Seller with no less than thirty (30) days’ (or, during the continuance of a Trigger Event, five (5) Business Days’) prior notice to the Agent, (b) the date of the occurrence of a Termination Event described in clause (e) of the definition of Termination Event, (c) the date designated by the Agent to the Seller at any time after the occurrence and during the continuance of any other Termination Event and (d) the Scheduled Termination Date.

“Termination Event” means the occurrence of any one or more of the following:

(a) any representation, warranty, certification or statement made, or deemed made by any SIRVA Entity in, or pursuant to, any Transaction Document proves to have been incorrect in any material respect when made or deemed made; or

(b) any SIRVA Entity fails to make any payment or other transfer of funds hereunder when due (including any payments under Section 1.4(a)); or

(c) the Seller or the Servicer fails to observe or perform any covenant or agreement contained in Sections 3.3, 5.1(b), 5.1(e), 5.1(g), 5.1(i), 5.1(j), 5.2(b), 5.2(e), 5.2(h) or 5.2(i) of this Agreement or any Originator fails to observe or perform any covenant or agreement contained in Sections 5.1(b), 5.1(e), 5.1(g), 5.1(i) or 5.1(j) of the Purchase Agreement; or

(d) any SIRVA Entity fails to observe or perform any other term, covenant or agreement under any Transaction Document, and such failure remains unremedied for 15 Business Days; or

(e) any SIRVA Entity suffers a Bankruptcy Event; or

(f) the Dilution Ratio exceeds 2% for any calendar month, or the Default Ratio exceeds 12% for any calendar month; or

(g) (i) any SIRVA Entity, directly or indirectly, disaffirms or contests in writing the validity or enforceability of any Transaction Document or (ii) any Transaction Document fails to be the enforceable obligation of any SIRVA Entity party thereto; or

(h) (i) any SIRVA Entity (A) generally does not pay its debts as such debts become due or admits in writing its inability to pay its debts generally or (B) fails to pay any of its indebtedness (except in aggregate principal amount of less than $5,000,000) or defaults in the performance of any provision of any agreement under which such

I-22	Receivables Sale Agreement

indebtedness was created or is governed and such default permits such indebtedness to be declared due and payable or to be required to be prepaid before the scheduled maturity thereof or (ii) a default or termination or similar event occurs under any agreement providing for the sale, transfer or conveyance by SIRVA Entity of any of its financial assets; or

(i) any event of default occurs under either SIRVA Credit Agreement; provided that no waiver thereunder or amendment thereof with respect to any events of default under, or any financial covenants (including defined terms as used therein) contained in, either SIRVA Credit Agreement shall be effective for purposes of this Agreement unless the Agent shall have consented thereto in writing; or

(j) SIRVA, Inc. ceases to own (directly or indirectly) all of the issued and outstanding shares of capital stock, membership interests or other equity interests of any other SIRVA Entity; or

(k) during the past twelve months more than ten percent of the average number of Employers that were parties to Relocation Services Agreements over the past twelve months have given notice of termination of such Relocation Service Agreements; or

(l) on or after December 31, 2010, the Sold Interests shall be greater than $0 or any other amount owed to the Agent or the Purchasers shall remain unpaid; or

(m) any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Adverse Claim in favor of the PBGC or a Plan shall arise on the assets of any SIRVA Entity or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is reasonably likely to result in the termination of such Plan for purposes of Title IV of ERISA (other than a standard termination pursuant to Section 4041(b) of ERISA), (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA (other than a standard termination pursuant to Section 4041(b) of ERISA), (v) any SIRVA Entity or other Commonly Controlled Entity shall, or is reasonably likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, (vi) the occurrence or expected occurrence of any event or condition which results or is reasonably likely to result in any SIRVA Entity’s or any Commonly Controlled Entity’s becoming responsible for any liability in respect of a Former Plan (other than a standard termination pursuant to Section 4041(b) of ERISA), or (vii) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vii) above, such event or condition, together with all other such events or conditions, if any, would be reasonably expected to result in liability which would have a Material Adverse Effect; or

I-23	Receivables Sale Agreement

(n) one or more judgments or decrees shall be entered against any SIRVA Entity involving in the aggregate at any time a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within 60 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) of $5,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof.

“Tranche” means a portion of the Investment of the Purchasers allocated to a Tranche Period pursuant to Section 1.2. A Tranche is a Eurodollar Tranche or Prime Tranche depending whether Discount accrues during its Tranche Period based on a Eurodollar Rate or Prime Rate.

“Tranche Period” means a period of days ending on a Business Day selected pursuant to Section 1.2, which (i) for a Eurodollar Tranche shall be a period of one month, two months or three months, and (ii) for a Prime Tranche shall be a number of days, not to be less than 2 days and not to exceed 30 days.

“Transaction Documents” means this Agreement, the Fee Letter, the Purchase Agreement, the Subordinated Notes, the Guaranty, the Bailment Agreements, the Consents to Assignment, and all other documents, instruments and agreements executed or furnished in connection herewith and therewith.

“Transfer Supplement” means an agreement among the parties hereto pursuant to which an existing Purchaser transfers an interest in its rights and obligations hereunder.

“Trigger Event” is defined in the Purchase Agreement.

“UCC” means, for any state, the Uniform Commercial Code as in effect in such state.

“Unbilled Miscellaneous Receivable” means a Miscellaneous Receivable that is not a Billed Receivable.

“Unbilled Miscellaneous Receivable Excess Concentration” means at any time greater of (a)(i) the aggregate outstanding principal balance of all Unbilled Miscellaneous Receivables included in the Eligible Receivables minus (ii) 15% of the Eligible Receivables Balance and (b)(i) the aggregate outstanding principal balance of all Unbilled Miscellaneous Receivables included in the Eligible Receivables, minus (ii) $15,000,000.

“United States” means the United States of America (including all states and political subdivisions thereof).

“Unsold Origination Home Receivable” means a Receivable incurred in respect of an Equity Advance, Final Equity Payment or Mortgage Payment on an Origination Home that has not yet been sold to an Origination Home Buyer (or the sale of which has not been closed or the sale proceeds of which have not been received).

“Unused Purchase Limit” means, for any Purchaser at any time, the difference between its Purchase Limit and its Investment then outstanding.

I-24	Receivables Sale Agreement

“Weekly Report” means the report of the Master Servicer substantially in the form of Exhibit C-2.

“Weekly Reporting Date” means Thursday of each week or, if such day is not a Business Day, the immediately preceding Business Day, or such other day as the Agent may approve.

“Weekly Settlement Date” means the first Business Day following a Weekly Reporting Date.

“Wells Fargo Bank” means Wells Fargo Bank, National Association in its individual capacity and not in its capacity as the Agent.

“Winddown Receivable” means a Receivable originated under a Relocation Services Agreement that has been or is in the process of being terminated.

“Winddown Receivable Excess Concentration” means at any time (a) the Winddown Receivables included in the Eligible Receivables minus (b) 20% of the Eligible Receivables Balance.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Unless otherwise inconsistent with the terms of this Agreement, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP. Amounts to be calculated hereunder shall be continuously recalculated at the time any information relevant to such calculation changes.

I-25	Receivables Sale Agreement

SCHEDULE II

PURCHASE LIMITS

NAMES OF PURCHASER	PURCHASE LIMITS OF PRINCIPAL OF PURCHASERS
Wells Fargo Bank, N.A.	$120,000,000

II-1	Receivables Sale Agreement

SCHEDULE III

INCLUDED EMPLOYERS

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
1.	****	Relocation Agreement effective November 7, 2003 between **** and SIRVA Relocation (successor to Executive Relocation Corporation); Amendment dated July 11, 2006 (Added indemnification and revised assignment provision); Amendment dated June 2, 2004 (Added Global Services – Exhibit H); Addendum dated March 22, 2006 (revised Global Services-Exhibit H); 5th Amendment dated November 8, 2007; 6th Amendment dated November 21, 2007	SIRVA Relocation LLC (replaced Executive Relocation Corporation per 3/2006 Addendum)	Miscellaneous Receivables Only	11-7-2008

2.	****	Agreement dated July 9, 2001 between **** and Executive Relocation Corporation	Executive Relocation Corporation	No restriction		Termination notice

3.	****	Relocation Services Agreement effective November 5, 1998 between **** and Executive Relocation Corp;	Executive Relocation Corporation	EA, EQ, MP and Misc. Receivables

4.	****	Relocation Services Agreement effective October 10, 2006, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables	Indefinite

Types of Receivables:

EA=Equity Advance

FE or EQ=Final Equity

MP=Mortgage Payout

Miscellaneous Receivables

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
5.	****	Relocation Services Agreement effective July 29, 2004 between SIRVA Relocation LLC and **** Addendum dated March 16, 2005	SIRVA Relocation LLC	Misc. Receivables, to include Global	Indefinite

6.	****	Relocation Services Agreement dated March 21, 2006 between **** and SIRVA Relocation LLC; Financing Agreement dated March 24, 2006 (Exhibit B to the Relocation Services Agreement).	SIRVA Relocation LLC	Miscellaneous Receivables Only

7.	****	Relocation Service Agreement dated May 6, 2005 between **** and SIRVA Relocation LLC; Addendum dated June 20, 2005.	SIRVA Relocation LLC	Miscellaneous Receivables Only (excluding Global Services and OptiMove fixed fee owed by employee)

8.	****	Relocation Services Agreement dated August 9, 2004 with **** guarantee letter dated August 3, 2004 of **** Addendum dated October 18, 2005; Addendum dated March 15, 2006; Addendum dated December 20, 2006; Addendum dated April 13, 2007; Addendum dated August 28, 2007; Addendum dated February 18, 2008	SIRVA Relocation LLC	No restriction	Contract re: guarantor Goodyear terminates on August 28, 2009 but contract with ACS terminates July 1, 2014	consent to assignment to be obtained

9.	****	Agreement dated April 21, 1999 between **** and Executive Relocation Corporation.	Executive Relocation Corporation	EA, FE, MP, Misc. Receivables	Indefinite

10.	****	Relocation Services Agreement effective August 11, 2005 between **** and SIRVA Relocation LLC; Addendum dated April 5, 2006	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables	Indefinite

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
11.	****	Relocation Services Agreement effective July 5, 2007 between **** and SIRVA Relocation, LLC	SIRVA Relocation LLC	Misc. Receivables including Global	Indefinite

12.	****	Relocation Services Agreement effective March 5, 2007 between **** and SIRVA Relocation LLC; Addendum dated September 25, 2007.	SIRVA Relocation LLC	EA, FE, MP & Misc. Receivables	Indefinite

13.	****	Relocation Services Agreement dated October 20, 2005 between **** and SIRVA Relocation LLC; Financing Agreement dated October 20, 2005 (Exhibit C to the Relocation Services Agreement).	SIRVA Relocation LLC	EA and Miscellaneous Receivables

14.	****	Agreement dated as of July 3, 1996; Letter of Consent dated January 18, 2005; Addendum dated April 30, 2008	SIRVA Relocation LLC (replaced Executive Relocation Corporation under 4-2008 amendment)	No restriction	Indefinite	consent to assignment to be obtained

15.	****	FlexFee Plus Relocation Service Agreement dated May 15, 2002 effective as of May 1, 2002 between **** Corporation, for itself and the affiliated companies of the **** Addendum dated April 7, 2003; Addendum dated September 25, 2003; Addendum dated December 16, 2004	SIRVA Relocation LLC	Miscellaneous Receivables only		Termination notice

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
16.	****	Relocation Services Agreement between **** and Executive Relocation Corporation effective November 8, 1993; Amendment dated December 13, 1993; Amendment dated April 19, 2001; Amendment dated June 11, 2001; Amendment dated June 2, 2003	Executive Relocation Corporation	EA, EQ, MP and Misc. Receivables		Termination notice

17.	****	Relocation Services Agreement dated April 26, 2005 between **** and SIRVA Relocation LLC; Financing Agreement, dated May 6, 2005.	SIRVA Relocation LLC	EA and Miscellaneous Receivables

18.	****	Relocation Services Agreement effective Dec. 21, 2005 between **** and SIRVA Relocation, LLC; Addendum dated August 18, 2006; Addendum dated January 10, 2007	SIRVA Relocation LLC	EA & Misc. Receivables	Indefinite

19.	****	Relocation Services Agreement effective October 21, 1991 between **** and SIRVA Relocation LLC; Addendum #1 dated March 12, 1996; Addendum #2 dated February 2, 1998; Addendum dated October 24, 2007.	SIRVA Relocation LLC	EA, FE, MP & Misc. Receivables

20.	****	Master Services Agreement effective May 1, 2006 between **** and SIRVA Relocation, LLC; Addendum dated June 8, 2006; Addendum dated October 31, 2006; Finance Agreement dated August 31, 2007	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables (Global to be included in Misc. Rec.)	4-30-2009

21.	****	Relocation Services Agreement effective June 6, 2001, between **** and SIRVA Relocation, LLC	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables

22.	****	Relocation Services Agreement effective December 21, 2006, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables	Indefinite

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
23.	****	Agreement dated September 11, 2001 between **** including (without limitation) its affiliate the **** and their subsidiaries, and Executive Relocation Corporation, Amendment Dated May 12, 2005.	Executive Relocation Corporation	EA, EQ, MP and Miscellaneous Receivables

24.	****	Relocation Services Agreement dated and effective September 1, 2005 between **** and SIRVA Relocation LLC; Financing Agreement dated June 28, 2005 (Exhibit B to the Relocation Services Agreement).	SIRVA Relocation LLC	Misc. Receivables Only

25.	****	Agreement dated September 23, 2003 between **** and Executive Relocation Corporation	Executive Relocation Corporation	Miscellaneous Receivables only	Indefinite

26.	****	Agreement dated December 11, 1997; Amendment dated August 16, 1999.	Executive Relocation Corporation	No restriction	Indefinite

27.	****	Contract No. 6891 dated as of March 1, 2003	SIRVA Relocation LLC	No restriction		Termination notice

28.	****	Relocation Services Agreement dated July 24, 2006 between SIRVA Relocation LLC and ****	SIRVA Relocation LLC	Miscellaneous Receivables Only

29.	****	Agreement dated December 16, 2002 between **** and Executive Relocation Corporation	Executive Relocation Corporation	No restriction		Termination notice

30.	****	New Relocation Services Agreement effective October 3, 2007, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA, FE, MP & Misc. Receivables	October 3, 2008.

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
31.	****	Relocation Services Agreement dated October 2, 2006 between **** and SIRVA Relocation LLC.; Addendum dated November 27, 2006; Addendum dated August 22, 2007	SIRVA Relocation LLC	Miscellaneous Receivables Only	Indefinite	Consent to assignment to be obtained

32.	****	Letter Agreement dated November 23, 2004 between **** and SIRVA Relocation LLC.; Home Purchase Management Agreement dated September 1, 1995 between Corporate Transfer Service, Inc. and **** Assignment consent letter dated May 21, 1997 relating to assignment to **** Addendum #2 dated April 9, 2003; Amendment #1 dated May 23, 2003 to Addendum #2 and the Home Purchase Management Agreement; Addendum #4 dated May 23, 2003 to Home Purchase Management Agreement; Addendum dated October 5, 1995 to Home Purchase Management Agreement; Addendum #3 dated April 9, 2003 to Home Purchase Management Agreement; Addendum dated June 15, 2005; Addendum dated September 7, 2006; Letter of Receipt dated August 30, 1995; Direct Bill Agreement dated October 25, 1995; Letter dated May 21, 1997; Letter of Acknowledgment dated April 25, 2005; Addendum dated May 21, 2008	SIRVA Relocation LLC	EA, FE, MP and Miscellaneous Receivables	Indefinite

33.	****

Home Sale Consulting Agreement dated November 12, 1992;

Home Purchase/Management Agreement dated September 20, 1991; Addendum dated May 20, 1993; Addendum #3 dated February 15, 1995; Addendum #4 dated September 26, 1995

			SIRVA Relocation LLC	No restriction

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
34.	****	Letter of Agreement dated May 27, 2003 between **** and Executive Relocation Corporation	Executive Relocation Corporation	No restriction

35.	****	Relocation Services Agreement effective January 1, 2006, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables

36.	****	Agreement effective May 22, 2000, between **** and Executive Relocation Corp.	Executive Relocation Corporation	EA, EQ, MP & Misc. Receivables	Indefinite

37.	****	Agreement dated January 21, 2000	Executive Relocation Corporation	No restriction		Termination notice

38.	****	Relocation Services Agreement effective October 18, 2006, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables

39.	****	Home Purchase/Management Agreement dated May 12, 1989; Addendum effective March 29, 1993; Addendum effective May 12, 1993; Addendum #3 dated August 14, 1995; Addendum #4 dated April 12, 1996; Addendum #5 dated April 18, 1996	SIRVA Relocation LLC	No restriction

40.	****	Relocation Services Agreement effective Sept. 12, 2005 between **** and SIRVA Relocation LLC; Addendum effective Nov. 14, 2006; Addendum dated August 15, 2006; Addendum dated March 6, 2007; Financing Agreement dated June 18, 2007; Addendum #4 dated August 22, 2007; Addendum dated March 6, 2007; Addendum dated June 21, 2008; Addendum #5a dated September 23, 2008	SIRVA Relocation LLC	EA, FE, MP and Misc. Receivables including Global	10-14-2008

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
41.	**** and affiliates	Relocation Services Agreement dated March 21, 2005 between **** and Executive Relocation Corporation.; Addendum dated October 28, 2005; Third Addendum dated August 10, 2007; Fourth Addendum dated March 27, 2008.	Executive Relocation Corporation	EA, FE, MP, Miscellaneous Receivables, including Global	Indefinite

42.	****	Relocation Services Agreement dated January 24, 2005 between **** and SIRVA Relocation LLC; Financing Agreement dated January 25, 2005 (Exhibit B to RSA).	SIRVA Relocation LLC (and, for Global, SIRVA Global Relocation, Inc.)	EA and Miscellaneous Receivables including Global	Indefinite

43.	****	Agreement effective February 3, 1999 between **** and Executive Relocation Corporation; First Amendment Dated April 1, 2003; Second Amendment dated October 28, 2005 (effective for transactions invoiced as of September 1, 2005).	Executive Relocation Corporation	EQ, MP and Miscellaneous Receivables	Indefinite

44.	****	Relocation Services Agreement dated July 31, 1996; Addendum #1 dated April 28, 1997	SIRVA Relocation LLC	No restriction		Termination notice

45.	****	Agreement effective October 10, 2006, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables

46.	****	Relocation Services Agreement effective October 11, 2006, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA & Misc. Receivables	Indefinite

47.	****	Relocation Services Agreement dated October 17, 2005 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	EA and Miscellaneous Receivables

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
48.	****	Relocation Services Agreement dated February 23, 2006 between **** and SIRVA Relocation LLC; Financing Agreement dated February 23, 2006 (Exhibit A to the Relocation Services Agreement).	SIRVA Relocation LLC	EA, EQ, MP and Miscellaneous Receivables

49.	****	Relocation Services Agreement effective June 15, 2004 between **** and SIRVA Relocation LLC; Addendum dated July 9, 2007; Addendum dated August 10, 2007.	SIRVA Relocation LLC	Misc. Receivables, including Global (Sirva Global may be additional originator)

50.	****	Relocation Services Agreement dated June 8, 2003 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC (SIRVA Global Relocation, Inc. may be originator for Global receivables.)	Miscellaneous Receivables Only	Indefinite	consent to assignment to be obtained

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
51.	****	(a) Relocation Service Agreement (“RSA”) effective September 23, 2004 between **** and SIRVA Relocation LLC **** (b) Addendum to the RSA for the **** dated July 26, 2005; (c) Relocation Service Agreement effective September 23, 2004 between **** and SIRVA Relocation LLC (Flex Fee Plus Program); (d) Addendum to the RSA for the Flex Fee Plus Program dated December 9, 2004; (e) Addendum to the RSA for the Flex Fee Plus Program dated February 16, 2005 and effective February 1, 2005; (f) Addendum to the RSA for the Flex Fee Plus Program dated January 6, 2005; and (g) Addendum to the RSA for the Flex Fee Plus Program dated July 26, 2005.	SIRVA Relocation LLC	EA and Miscellaneous Receivables

52.	**** and affiliates	Master Relocation Services Agreement dated as of November 1, 2005 between SIRVA Relocation LLC and **** (and subsidiaries and affiliates); Letter of Intent dated May 20, 2005; Addendum #1 dated July 10, 2006; Addendum #2 dated November 1, 2007	SIRVA Relocation LLC	Miscellaneous Receivables only	Indefinite	- Termination notice

53.	****	Relocation Services Agreement effective August 22, 2006, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables only

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
54.	**** and affiliates	Letter Agreement dated January 2, 2004; Master Agreement dated, August 9, 2004; **** dated August 9, 2004; **** dated November 30, 2004; Letter of Consent dated September 28, 2004; Letter of Acknowledgment dated June 29, 2004; Amendment No. 2 dated June 30, 2006; Addendum dated February 8, 2005; Addendum dated August 16, 2005; Addendum dated August 29, 2005; Addendum dated December 12, 2005; Addendum dated November 11, 2006; Addendum dated October 15, 2007; Addendum dated October 18, 2007; Addendum dated November 5, 2007; Addendum dated January 10, 2008	SIRVA Relocation LLC	EA, FE, MP, Misc. Receivables	Indefinite	consent to assignment to be obtained

55.	****	Relocation Services Agreement effective June 23, 2006 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables

56.	****	Relocation Services Agreement dated April 13, 2004; **** Letter of Acknowledgment dated July 27, 2004; **** Letter of Consent dated September 29, 2004; Amendment dated April 24, 2007, Amendment dated August 30, 2007; Amendment dated February 1, 2008; Addendum dated May 30, 2007; Addendum dated June 27, 2007; Addendum dated February 20, 2008	SIRVA Relocation LLC	EA, FE, MP and Misc. Receivables	Indefinite	consent to assignment to be obtained

57.	**** and affiliates	Relocation Service Agreement dated September 15, 2005 between **** and SIRVA Relocation LLC; Form of Financing Agreement dated September 27, 2005 (Exhibit I to the Relocation Service Agreement); Addendum dated June 20, 2007; Addendum dated January 2, 2008.	SIRVA Relocation LLC	EA and Miscellaneous Receivables	Indefinite

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
58.	****	Relocation Services Agreement dated June 9, 2003 between **** and SIRVA Relocation LLC; Addendum #1 dated September 30, 2004; Addendum #2 dated February 16, 2005.	SIRVA Relocation LLC	Miscellaneous Receivables Only

59.	****	Relocation Services Agreement effective April 5, 2007 between **** and SIRVA Relocation LLC; Addendum dated December 20, 2007	SIRVA Relocation LLC	EA and Miscellaneous Receivables (including Global)	Indefinite

60.	****	Relocation Services Agreement effective June 13, 2006 between **** and SIRVA Relocation LLC; Email regarding extension dated September 4, 2008	SIRVA Relocation LLC	EA and Miscellaneous Receivables	Indefinite

61.	****	Service Agreement effective December 1, 2003 between SIRVA Global Relocation Inc. and **** First Amendment effective Sept. 17, 2005; Second Amendment dated May 25, 2005, Amendment dated May 18, 2006; Amendment dated March 12, 2007; Amendment dated June 18, 2007	[SIRVA Relocation LLC and SIRVA Global Relocation Inc.]	Global Misc. Receivables

62.	****	Home Sale Assistance Agreement dated December 13, 2004 between **** and Executive Relocation Corporation; Addendum1 For Lump Sum dated April 25, 2005; Addendum dated December 14, 2006; Addendum dated August 9, 2007; Letter of Acknowledgment dated December 13, 2005	Executive Relocation Corporation	EA, FE, MP and Miscellaneous Receivables	Indefinite

63.	****	Relocation Services Agreement effective May 11, 2007 between **** and SIRVA Relocation LLC; Addendum dated February 27, 2008	SIRVA Relocation LLC	Misc. Receivables	Indefinite

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client`		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
64.	****	Relocation Service Agreement effective May 16, 2005 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	EA and Miscellaneous Receivables (except from single transferee)

65.	****	Relocation Services Agreement effective May 10, 2007 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables

66.	**** and affiliates	Home Sale Assistance Agreement dated as of October 1, 2004; Letter of Consent dated January 18, 2005; Addendum dated July 2, 2007	SIRVA Relocation LLC (replaced Executive Relocation Corporation)	No restriction	Indefinite

67.	****	Agreement dated October 18, 2004 between **** and Executive Relocation Corporation	Executive Relocation Corporation	No restriction		Termination notice

68.	**** and subsidiaries	Agreement dated July 2, 1998; Amendment dated June 15, 1999; Amendment dated September 25, 2003; Addendum dated January 4, 2000; Addendum dated July 25, 2003; Addendum August 11, 2005	Executive Relocation Corporation	No restriction	Indefinite	Consent to assignment to be obtained

69.	****	Meridian Mobility Resources, Inc. Relocation Agreement dated as of August 1, 1998 between Meridian Mobility Resources, Inc. and ****	SIRVA Relocation LLC	Miscellaneous Receivables only

70.	****	Agreement dated as of November 17, 2004 between **** and Executive Relocation Corporation.	Executive Relocation Corporation	EA, EQ, MP, Misc. Receivables	Indefinite	consent to assignment to be obtained

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
71.	****	Agreement dated November 23, 1999; Addendum dated December 3, 2004; Addendum dated July 19, 2007; Addendum dated January 4, 2008	Executive Relocation Corporation	No restriction	Indefinite

72.	****	Agreement dated June 30, 2004 between Executive Relocation Corporation and ****; Addendum dated March 19, 2007; Letter of acknowledgment dated April 7, 2005	Executive Relocation Corporation	EA, EQ, MP, Misc. Receivables	Indefinite

73.	****	Services Agreement dated as of June 1, 2003; Amendment dated June 1, 2006; Amendment dated June 1, 2007; Amendment dated December 1, 2007	Executive Relocation Corporation	No restriction but $3,000,000 maximum reimbursable amount	12-31-2008	$3,000,000 maximum reimbursable amount

74.	****	Agreement dated November 8, 1999; Amendment dated July 9, 2001; Addendum dated October 4, 2005	Executive Relocation Corporation	No restriction	Indefinite	consent to assignment to be obtained

75.	****	Relocation Services Agreement dated February 5, 1998; Addendum #1 dated September 15, 1998; Letter of Consent dated July 28, 2004; Addendum dated August 18, 2006; Addendum dated December 20, 2006	SIRVA Relocation LLC	EA, FE, MP, and Misc. Receivables	Indefinite	consent to assignment to be obtained

76.	****	Relocation Services Agreement effective October 13, 2005, between **** and SIRVA Relocation, LLC ; Addendum dated July 30, 2007	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables

77.	****	Agreement for Relocation Services dated as of July 1, 2000; Direct Bill Addendum dated June 12, 2003; Addendum dated November 30, 2004; Addendum dated December 22, 2004	SIRVA Relocation LLC	EA, FE, MP and Misc. Receivables	Indefinite	consent to assignment to be obtained

78.	****	Relocation Service Agreement dated September 12, 2004 between **** and SIRVA Relocation LLC; Addendum dated April 17, 2005.	SIRVA Relocation LLC	Miscellaneous Receivables

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
79.	****	Agreement No. 60045186 dated January 1, 1999; Addendum II dated July 1999; Addendum III dated June 2000; Addendum IV dated June 2000; Amendment No. 1 dated May 2004	SIRVA Relocation LLC	No restriction		Termination notice

80.	****	Relocation Services Agreement dated June 5, 2006 between **** and SIRVA Relocation LLC, Financing Agreement dated June 5, 2006 (Exhibit A to the Relocation Services Agreement).	[Executive Relocation Corporation]	Miscellaneous Receivables Only

81.	****	Relocation Service Agreement effective March 5, 2004 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	Miscellaneous Receivables		Termination notice

82.	****	Global Services Agreement effective September 15, 2004 between **** and SIRVA Global Relocation, Inc., Attachment J dated June 6, 2005; Addendum dated July 1, 2006, Addendum dated December 11, 2006	[SIRVA Relocation LLC]	Misc. Receivables including Global		Termination notice

83.	****	Relocation Services Agreement dated May 25, 2005 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	Miscellaneous Receivables only

84.	****	Agreement dated February 14, 2001 between **** and Executive Relocation Corporation; Amendment dated December 4, 2002.	Executive Relocation Corporation	Misc. Receivables Only	Indefinite

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
85.	****	Agreement dated December 10, 2003 **** on behalf of itself, **** and **** Amendment #1 dated December 5, 2005; Amendment #2 dated March 7, 2006; Amendment #3 dated January 19, 2007; Amendment #4 dated March 8, 2007; Amendment #5 dated April 24, 2007; Amendment #6 dated June 18, 2007; Amendment #7 dated August 1, 2007; Amendment #8 dated June 26, 2008; Letter of Acknowledgment dated July 15 and September 8, 2005; Letter of Acknowledgment dated June 6, 2006 ****	Executive Relocation Corporation	No restriction	1-31-2009	consent to assignment to be obtained

86.	****	Agreement dated November 29, 2001	Executive Relocation Corporation	No restriction	Indefinite

87.	****	Destination Services Agreement dated April 1, 1995; Closing Services Agreement dated April 1, 1995; Home Sale Consulting Agreement dated April 1, 1995; Home Purchase/Management Agreement dated April 1, 1995; Addendum #1 dated September 11, 1995; Addendum #2 dated October 3, 1995; Addendum #3 dated January 8, 1996; Addendum #4 dated January 8, 1997; Addendum #7 dated May 12, 2003	SIRVA Relocation LLC	No restriction

88.	****	Agreement dated January 19, 2004 between **** and Executive Relocation Corporation	Executive Relocation Corporation	No restriction		Termination notice

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
89.	****	Relocation Services Agreement effective as of September 22, 2005 between **** and SIRVA Relocation LLC; Financing Agreement effective as of September 22, 2005 (Exhibit C to Relocation Services Agreement).; Addendum dated November 13, 2007	SIRVA Relocation LLC	Miscellaneous Receivables (including Global) and EA (Limit $4 Million)	Indefinite	$4,000,000 limit on EA

90.	****	Relocation Services Agreement for Group Move Only signed March 8, 2004 between SIRVA Relocation LLC and ****; Master Services Agreement dated June 18, 2004 between **** and SIRVA Relocation LLC; First Amendment to Master Services Agreement dated August 1, 2006	SIRVA Relocation LLC (SIRVA Global Relocation, Inc. may also be originator for Global receivables)	Miscellaneous Receivables only	Indefinite	consent to assignment to be obtained

91.	**** and affiliates	Agreement dated February 22, 1995; Letter of Consent dated February 3, 2005	Executive Relocation Corporation	No restriction	Indefinite	consent to assignment to be obtained

92.	****	Relocation Service Agreement effective March 1, 2005 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	EA and Miscellaneous Receivables

93.	****	Relocation Services Agreement effective October 12, 2007, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA, FE, MP & Misc. Receivables

94.	****	Relocation Services Agreement effective November 29, 2006, between **** and SIRVA Relocation LLC; Amendment #1 dated March 28, 2008; Addendum dated March 31, 2008	SIRVA Relocation LLC	EA, FE, MP and Misc. Receivables, including Global	Indefinite

95.	****	Relocation Services Agreement dated October 1, 2007 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA, FE, MP, & Misc. Receivables, including Global

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
96.	****	Relocation Services Agreement dated December 8, 2006, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables

97.	****	Agreement dated November 30, 1992; Addendum dated March 12, 1998	Executive Relocation Corporation	No restriction		Termination notice

98.	****	Agreement effective January 8, 2002, between **** and Executive Relocation Corp; Letter of Consent dated June 13, 2007	Executive Relocation Corporation	EA, EQ, MP & Misc. Receivables	Indefinite

99.	****	Relocation Services Agreement dated August 19, 2008 between SIRVA Relocation LLC and **** [replaced Relocation Services Agreement effective June 1, 2006 between **** and SIRVA Relocation LLC]	SIRVA Relocation LLC	Misc. Receivables	Indefinite

100.	****	Agreement for Relocation Services dated October 24, 2002	SIRVA Relocation LLC	No restriction		Termination notice

101.	****	Relocation Services Agreement dated January 13, 2004 between **** and SIRVA Relocation LLC; First Amendment to the Relocation Services Agreement dated March 19, 2004; and Credit/Debit Card Program Addendum to Relocation Services Agreement dated January 16, 2004.	SIRVA Relocation LLC	Miscellaneous Receivables, including Global

102.	**** and affiliates	Agreement effective September 23, 2004, between **** and Executive Relocation Corp	Executive Relocation Corporation	EA, EQ, MP & Misc. Receivables, including Global	9-29-2009	consent to assignment to be obtained

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
103.	****	Relocation Services Agreement dated June 17, 2003 between **** and Executive Relocation Corporation; Amendment No. 1 dated September 30, 2004; Addendum dated October 5, 2007	Executive Relocation Corporation	EA, FE, MP and Misc. Receivables	Indefinite

104.	**** and affiliates	Relocation Services Agreement dated June 16, 2005 between **** and SIRVA Relocation LLC; Financing Agreement dated June 16, 2005; Addendum dated June 16, 2005; Addendum date June 16, 2005; May 10, 2006; July 31, 2008	SIRVA Relocation LLC	Miscellaneous Receivables only	6-30-2010

105.	****	Relocation Services Agreement dated December 27, 2002 between **** and SIRVA Relocation LLC; Addendum dated May 6, 2005; Addendum dated May 30, 2006; Addendum dated May 1, 2007; Addendum dated May 30, 2008	SIRVA Relocation LLC	EA; Miscellaneous Receivables only		consent to assignment to be obtained

106.	**** and affiliates	Purchase Agreement – Services effective June 12, 2006, between **** and SIRVA Relocation LLC; Amendment #1 dated October 4, 2006; Amendment #1 dated July 8, 2008	SIRVA Relocation LLC	Misc. Receivables	June 12, 2009	consent to assignment to be obtained

107.	****	Agreement dated September 11, 2002 between **** and Executive Relocation Corporation	Executive Relocation Corporation	No restriction

108.	****	Relocation Service Agreement dated July 13, 2004.	SIRVA Relocation LLC	EA and Miscellaneous Receivables

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
109.	****	Relocation Services Agreement dated March 12, 2008 between **** and SIRVA Relocation LLC; Addendum dated April 25, 2008	SIRVA Relocation LLC; SIRVA Global Relocation, Inc. may be originator re global receivables	EA, FE, MP and Misc. Receivables including Global	Indefinite

110.	****	Relocation Services Agreement effective January 3, 2005 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	EA and Miscellaneous Receivables

111.	****	Relocation Service Agreement dated August 31, 2004 between **** and SIRVA Relocation LLC; Addendum dated September 12, 2007; Addendum dated November 21, 2007; Addendum dated March 27, 2008	SIRVA Relocation LLC (or SIRVA Global Relocation, Inc. regarding global)	Miscellaneous Receivables, FE and EA	Indefinite

112.	****	Agreement dated October 1, 2003 between **** and Executive Relocation Corporation [signed by ERC July 13, 2004]	Executive Relocation Corporation	No restriction

113.	****	Relocation Services Agreement effective October 4, 2000 between **** and Executive Relocation Corp.	Executive Relocation Corporation	EA, FE, MP, & Misc. Receivables

114.	****	Relocation Services Agreement dated June 14, 2006 between **** and SIRVA Relocation LLC; Financing Agreement dated June 16, 2006 (Exhibit C to the Relocation Services Agreement); Addendum dated November 2, 2006.	SIRVA Relocation LLC	EA, EQ, MP and Misc. Receivables, including Global

115.	****	New Relocation Service Agreement dated July 14, 2006 between **** Inc. and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables only	Indefinite

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
116.	****	Agreement dated January 12, 1999; Addendum dated January 18, 1999	Executive Relocation Corporation	No restriction	Indefinite

117.	****	Relocation Services Agreement dated January 27, 1999 between **** and SIRVA Relocation LLC (successor in interest to ProSource Properties, Ltd.); Addendum #1 dated October 24, 2003; Addendum #2 dated July 16, 2004.	SIRVA Relocation LLC	Miscellaneous Receivables Only

118.	****	Relocation Services Agreement dated December 7, 2005 between **** and SIRVA Relocation, LLC; Addendum dated April 16, 2007	SIRVA Relocation LLC	EA and Misc. Receivables, (Global to be included in Misc. Rec.)		Termination notice

119.	**** and affiliates	Relocation Services Agreement effective August 1, 2006 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA, FE, MP & Misc. Receivables	8-1-2008

120.	****	Agreement dated May 14, 2001; Addendum dated September 2, 2004	Executive Relocation Corporation	No restriction		Termination notice

121.	****	Relocation Services Agreement effective November 6, 2006, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA, EQ & Misc. Receivables

122.	****	Relocation Services Agreement effective June 22, 2007 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA, FE, MP, & Misc. Receivables	Indefinite

123.	****	Agreement dated December 13, 2002 between **** and Executive Relocation Corporation	Executive Relocation Corporation	No restriction		Termination notice

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
124.	****	Service Agreement dated June 2, 2006 between **** and SIRVA Relocation LLC; Financing Agreement (Exhibit B to Statement of Work) dated June 2, 2006.	SIRVA Relocation LLC	Misc. Receivables only including Global		Termination notice

125.	****	Relocation Services Agreement dated February 27, 2006, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables

126.	****	Relocation Services Agreement effective October 1, 2007 between **** and SIRVA Relocation LLC	Executive Relocation Corporation	Misc. Receivables

127.	****	Relocation Services Agreement dated September 26, 2001 between **** and SIRVA Relocation LLC (successor to Meridian Mobility Resources, Inc.).	SIRVA Relocation LLC	Miscellaneous Receivables Only

128.	**** and affiliates	Standard Services Agreement dated March 18, 2004; Addendum and Supplement dated September 14, 2004; Addendum dated February 26, 2007; Amendment #3 dated March 3, 2008; Amendment #4 dated June 20, 2008	SIRVA Relocation LLC	No restriction	Indefinite	consent to assignment to be obtained

129.	****	Agreement dated February 18, 2002	Executive Relocation Corporation	No restriction		Termination notice

130.	****	Relocation Services Agreement dated June 3, 2003 between **** and SIRVA Relocation LLC; Addendum #1 to the Relocation Services Agreement; Affinity Program Addendum.	SIRVA Relocation LLC	Miscellaneous Receivables Only		Termination notice

Employer Client		Contract Documents	Originator(s)	Types of Receivables permitted to be Eligible Receivables	Termination Date as of Closing Date	Other Items to Note
131.	****	• Relocation Service Agreement effective March 3, 2005 between **** and SIRVA Relocation LLC; Financing Agreement effective March 3, 2005. • Addendum dated April 4, 2005.	SIRVA Relocation LLC	EA and Miscellaneous Receivables

132.	****	1. Relocation Services Agreement dated September 9, 2004 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	Miscellaneous Receivables Only		Termination notice

2. First Amendment to Relocation Service Agreement dated December 9, 2002. ****

3. Second Amendment to Relocation Service Agreement dated January 14, 2003.

4. Amendment #3 to Relocation Services Agreement dated May 22, 2003.

5. Contract Addendum dated January 8, 2004.

6. Addendum to the Relocation Services Agreement dated September 8, 2004.

7. Supplemental Agreement to the Relocation Services Agreement dated January 4, 2005.

8. Amendment #4 to the Relocation Services Agreement dated January 7, 2005.

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
133.	****	Relocation Services Agreement dated July 25, 2003 between **** and SIRVA Relocation LLC; Addendum #1 dated November 23, 2003; Global Services Addendum dated July 15, 2004; Addendum #2 dated November 17, 2005.	SIRVA Relocation LLC	EA, EQ & Miscellaneous Receivables, including Global

134.	****	Relocation Services Agreement dated November 7, 2005 between **** and SIRVA Relocation LLC; Financing Agreement dated November 11, 2005 (Exhibit B to the Relocation Services Agreement).	SIRVA Relocation LLC	EA & Miscellaneous Receivables

135.	**** and affiliates	Agreement for Relocation Services dated June 23, 2005 between Executive Relocation Corporation and **** Addendum dated October 14, 2005; Letter of Acknowledgment dated July 8, 2005	Executive Relocation Corporation	EA, EQ, MP and Miscellaneous Receivables	Indefinite

136.	****	Relocation Services Agreement dated August 4, 2004 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	EA and Misc. Receivables

137.	****	Relocation Services Agreement effective March 5, 2002 between **** and SIRVA Relocation LLC (successor to CTS, Inc)	SIRVA Relocation LLC	FE, MP & Misc. Receivables	Indefinite	consent for assignment to be obtained

138.	****	Relocation Services Agreement dated June 15, 2005 between **** and SIRVA Relocation LLC; Addendum dated August 17, 2005	SIRVA Relocation LLC	Miscellaneous Receivables

Types of
				Receivables	Termination
				permitted to be	Date as of
Employer Client		Contract Documents	Originator(s)	Eligible Receivables	Closing Date	Other Items to Note
139.	****	Relocation Services Agreement signed August 29, 2003 between **** and SIRVA Relocation LLC; Affinity Program Agreement signed June 2, 2004 between **** and SIRVA Relocation LLC; Addendum signed June 14, 2004 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Miscellaneous Receivables only

140.	****	Agreement dated April 14, 2005 between Executive Relocation Corporation and ****.	Executive Relocation Corporation	EA, EQ, MP and Miscellaneous Receivables

141.	****	Relocation Service Agreement dated May 25, 2005 between **** and SIRVA Relocation LLC; Addendum dated June 30, 2005.	SIRVA Relocation LLC	EA and Miscellaneous Receivables including Global

142.	****	Relocation Services Agreement effective February 19, 2003, between **** and SIRVA Relocation LLC; Amendment dated October 21, 2004; Amendment dated June 2, 2006	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables, including Global	Indefinite

143.	****	Service Agreement dated February 14, 2007 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables Only

144.	****	Relocation Service Agreement dated October 2, 1996 between **** and ProSource Properties, Ltd.; Amendment dated January 24, 2000; Addendum dated January 13, 2005	SIRVA Relocation LLC	Miscellaneous Receivables only

145.	****	Agreement dated June 19, 2002 between **** and Executive Relocation Corporation	Executive Relocation Corporation	No restriction

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
146.	****	Service Agreement dated September 18, 2002 between **** and SIRVA Relocation LLC; Financing Agreement (Exhibit A to Addendum) dated January 18, 2007, Addendum dated April 27, 2006, and Addendum dated Sept. 15, 2005	SIRVA Relocation LLC	EA & Misc. Receivables

147.	****	Relocation Services Agreement effective June 21, 2006 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables		Termination notice

148.	****	Relocation Services Agreement effective July 1, 2006 between **** and SIRVA Relocation LLC; Addendum dated December 21, 2006; Addendum dated January 10, 2007	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables		Termination notice

149.	****	Relocation Services Agreement dated January 13, 2005 between **** and SIRVA Relocation LLC; Financing Agreement dated January 13, 2006 (Exhibit B to the Relocation Services Agreement).	SIRVA Relocation LLC	EA and Miscellaneous Receivables

150.	****	Relocation Services Agreement Number PX4252 dated February 3, 2004, including Addendum PX4252-01 dated April 9, 2004, between **** and Executive Relocation Corporation d/b/a SIRVA Relocation LLC.	Executive Relocation Corporation	EA, EQ, MP and Miscellaneous Receivables

151.	****	Relocation Services Agreement effective March 5, 2007, between SIRVA Relocation LLC and ****	SIRVA Relocation LLC	Misc. Receivables	Indefinite

152.	****	Agreement dated March 20, 2001 between **** and Executive Relocation Corporation; Addendum dated September 10, 2001	Executive Relocation Corporation	No restriction

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
153.	****	Relocation Services Agreement effective May 27, 2005 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables		Termination notice

154.	****	Agreement dated December 20, 2004; Letter of Consent dated March 3, 2005; Addendum dated July 26, 2007; 1st Amendment dated February 26, 2008; 2nd Amendment dated July 21, 2008.	SIRVA Relocation LLC (replaced Executive Relocation Corporation)	EA, FE, MP, Misc. Rec, including Global Receivables	December 31, 2008	consent to assignment to be obtained

155.	****	Agreement for Global Relocation Services dated March 4, 2005; Letter of Consent dated March 3, 2005; 1st Amendment dated May 19, 2008; 2nd Amendment dated July 21, 2008	SIRVA Relocation LLC (replaced Executive Relocation Corporation)	EA, FE, MP, Misc. Rec., including Global Receivables	December 31, 2008	consent to assignment to be obtained

156.	****	Relocation Services Agreement dated March 19, 1987 between **** and SIRVA Relocation LLC; Addendum #1 dated November 11, 1987; Addendum #2 dated June 27, 1994; Addendum #3 dated February 19, 1996; Addendum #4 dated March 13, 1996; Addendum #6 dated June 11, 1992	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables

157.	****	Master Services Agreement No. 4905BS0026 between **** and SIRVA Relocation LLC dated March 1, 2005; Statement of Work #4906BS0229 dated July 3, 2006; Statement of Work #4906BS0399 dated January 1, 2007; Statement of Work #4906BS0409 dated January 1, 2007; Statement of Work #4907BS0045 dated March 1, 2007; Amendment (Assignment) dated September 20, 2007	SIRVA Relocation LLC	Misc. Receivables (Global to be included in Misc. Receivables)		Termination notice

158.	****	Relocation Service Agreement effective July 15, 2004 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	Miscellaneous Receivables Only

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
159.	****	Relocation Service Agreement dated December 30, 1999 between **** and SIRVA Relocation LLC (successor to ProSource Properties, Ltd.); Addendum dated August 23, 2004; Relocation Service Agreement dated April 19, 2007 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables Only	4-1-2009

160.	****	Relocation Services Agreement effective January 15, 2007, between **** and SIRVA Relocation LLC	SIRVA Relocation LLC

161.	****	Relocation Services Agreement effective July 27, 2005 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables, to include Global

162.	****	Relocation Service Agreement effective	SIRVA	Miscellaneous
		February 24, 2003 between ****	Relocation	Receivables
		and SIRVA Relocation LLC.	LLC

163.	****	Relocation Services Agreement effective as of January 1, 2005 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	Miscellaneous Receivables

164.	****	Relocation Services Agreement dated July 22, 2004 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables

165.	****	Relocation Services Agreement dated February 25, 2005 between **** and SIRVA Relocation LLC.; Addendum dated March 2, 2007	SIRVA Relocation LLC	Miscellaneous Receivables Only (Limit $1 Million)	2-25-2009

166.	**** and affiliates	Indirect Enterprise Sourcing Agreement No: CU6OA01 dated January 27, 2006 between **** and SIRVA Relocation LLC; Addendum dated March 7, 2007; Addendum dated March 7, 2007	SIRVA Relocation LLC	EA, Miscellaneous Receivables Only	December 31, 2008

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
167.	****	Relocation Services Agreement dated December 7, 2007, between SIRVA Relocation LLC and **** supersedes agreement dated March 8, 2005	SIRVA Relocation LLC	EA, FE, MP & Misc. Receivables	Indefinite	Distinguish fixed fee from cost plus (EA, FE & MP)

168.	****	Relocation Services Agreement dated October 20, 2005 between **** and SIRVA Relocation LLC; Financing Agreement (Exhibit A to the Relocation Services Agreement) dated October 20, 2005.	SIRVA Relocation LLC	Misc. Receivables Only	Indefinite

169.	****	Relocation Services Agreement effective June 1, 2005 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables

170.	****	Relocation Services Agreement dated October 20, 2006 between **** and SIRVA Relocation LLC; Financing Agreement dated November 1, 2006 (Exhibit B to RSA); Addendum dated October 29, 2007	SIRVA Relocation LLC; SIRVA Global Relocation, Inc. may also be originator for Global	EA, FE, MP and Misc. Receivables, including Global	10-20-2008

171.	****	Relocation Services Agreement dated January 16, 2004	SIRVA Relocation LLC	No restriction		Termination notice

172.	****	Home Purchase/Management Agreement dated March 7, 2005 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA, FE, MP and Misc. Receivables	Indefinite	consent to assignment to be obtained

173.	****	Relocation Services Agreement dated October 17, 2006 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	Misc. Receivables Only

Types of
				Receivables	Termination
				permitted to be	Date as of
				Eligible	Closing
Employer Client		Contract Documents	Originator(s)	Receivables	Date	Other Items to Note
174.	****	Relocation Services Agreement effective October 29, 2007 between **** and SIRVA Relocation LLC; Addendum dated May 27, 2008	SIRVA Relocation LLC	Misc. Receivables	Indefinite

175.	****	Relocation Services Agreement effective December 29, 2000, between **** and SIRVA Relocation, LLC (successor to ProSource Properties, Ltd), ; Addendum dated October 4, 2006	SIRVA Relocation LLC	Misc. Receivables	Indefinite

176.	****	Agreement (blank dated) between **** and Executive Relocation Corporation [Amendment refers to June 1998 date]; Amendment dated May 3, 2000	Executive Relocation Corporation	No restriction	Indefinite

177.	****	Relocation Services Agreement dated October 5, 2005 between **** and SIRVA Relocation LLC; Financing Agreement (Exhibit A to the Relocation Services Agreement) dated October 20, 2005	SIRVA Relocation LLC	EA and Misc. Receivables

178.	****	Agreement for Relocation Services dated July 26, 1999	SIRVA Relocation LLC	No restriction		Termination notice

Employer Client		Contract Documents	Originator(s)	Types of Receivables permitted to be Eligible Receivables	Termination Date as of Closing Date	Other Items to Note
179.	****	Flex Fee Service Agreement dated March 29,	SIRVA	Miscellaneous	Indefinite
		2000 between Corporate Transfer Service, Inc.	Relocation	Receivables
		and **** First Addendum dated	LLC
April 3, 2000;
Second Addendum dated August 1, 2000;
Addendum #3 dated December 5, 2000;
Addendum #4 dated April 10, 2001;
Addendum #6 dated January 3, 2002;
Addendum #7 dated September 27, 2002;
Addendum #8 dated September 15, 2003;
Addendum #9 dated September 15, 2003;
Addendum #10 dated November 3, 2003;
Addendum #11 dated September 15, 2006;
Addendum #12 dated December 7, 2006

180.	****	Agreement dated July 9, 2001; Letter of Acknowledgment dated January 18, 2005	Executive Relocation Corporation	No restriction	Indefinite

181.	****	Amended and Restated Relocation Management Services Agreement dated February 27, 2003 between **** and SIRVA Relocation LLC, successor in interest to ProSource Properties, Ltd.; Addendum #1 to the Amended and Restated Relocation Management Services Agreement dated August 25, 2004; Addendum to the Relocation Services Agreement (amended and restated) dated October 8, 2004; Addendum dated December 29, 2005; March 19, 2007; October 11, 2007.	SIRVA Relocation LLC Relocation, Inc. SIRVA Global Relocation, Inc. also an originator	EA and Miscellaneous Receivables Only including Global	Indefinite

182.	****	Relocation Services Agreement effective January 15, 1991 between **** and SIRVA Relocation, LLC	SIRVA Relocation LLC	EQ, MP, and Misc. Receivables

Employer Client		Contract Documents	Originator(s)	Types of Receivables permitted to be Eligible Receivables	Termination Date as of Closing Date	Other Items to Note
183.	****	Relocation Services Agreement dated August 11, 2006 and effective January 1, 2006 between **** and SIRVA Relocation LLC; Financing Agreement) dated August 11, 2006 (Exhibit B to the Relocation Services Agreement).	SIRVA Relocation LLC	Misc. Receivables Only

184.	****	Relocation Service Agreement dated March 14, 2002 between **** and SIRVA Relocation LLC (successor to ProSource Properties, Ltd.); Addendum #1 dated August 9, 2003, Addendum #2 dated July 7, 2004.	SIRVA Relocation LLC	Miscellaneous Receivables Only		Termination notice

185.	****	Relocation Services Agreement dated January 3, 2005 between **** and SIRVA Relocation LLC; Addendum dated October 31, 2005; Addendum dated March 7, 2006	SIRVA Relocation LLC	EA & Misc. Receivables only	Indefinite

186.	****	Relocation Services Agreement effective April 15, 2005 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables

187.	****	Relocation Services Agreement effective April 15, 2005 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	Miscellaneous Receivables Only

Employer Client		Contract Documents	Originator(s)	Types of Receivables permitted to be Eligible Receivables	Termination Date as of Closing Date	Other Items to Note
188.	****	Relocation Services Agreement effective November 11, 2007 between **** and SIRVA Relocation LLC	Executive Relocation Corporation Detail: SIRVA Global Relocation, Inc. indicated as originator as RSA permits Relo or Glbl to be the invoicing party/payee	EA, FE, MP, & Misc. Receivables including Global

189.	****	Relocation Service Agreement effective June 27, 2005 between **** and SIRVA Relocation LLC; Financing Agreement dated July 12, 2005.	SIRVA Relocation LLC	Miscellaneous Receivables Only

190.	****	Relocation Services Agreement effective March 12, 2007 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables, including Global

191.	**** and its Affiliates	Relocation Service Agreement dated March 15, 2005 between **** and its Affiliates, on the one hand, and SIRVA Relocation LLC, on the other hand.	SIRVA Relocation LLC	Miscellaneous Receivables only

192.	****	Relocation Services Agreement dated January 5, 2005 between **** and SIRVA Relocation LLC; Letter of Intent dated April 13, 2007; Addendum dated October 5, 2005; Addendum dated December 8, 2005; Addendum dated July 13, 2006; Addendum dated September 15, 2006; Addendum dated February 22, 2007; Addendum dated April 4, 2007; Addendum dated January 3, 2008	SIRVA Relocation LLC	EA and Miscellaneous Receivables	12-31-2010

Employer Client		Contract Documents	Originator(s)	Types of Receivables permitted to be Eligible Receivables	Termination Date as of Closing Date	Other Items to Note
193.	****	Relocation Services Agreement effective Nov. 2, 2004 between **** and SIRVA Relocation LLC; Letter of extension dated November 8, 2007; Amendment #1 dated February 26, 2007; Amendment # 2 dated January 1, 2008	SIRVA Relocation LLC and, with respect to Global, SIRVA Global Relocation, Inc.	Misc., Receivables, EA, FE and MP	December 31, 2010	onsent to assignment to be obtained

194.	****	Agreement dated August 4, 2000	Executive Relocation Corporation	No restriction		Termination notice

195.	****	FLEXFEE Relocation Service Agreement dated	SIRVA	Misc. Receivables,	4-1-2009
		August 30, 2002 between ****	Relocation	including Global
		and SIRVA Relocation LLC;	LLC; SIRVA
		Addendum #1 signed September 6, 2002;	Global
		Addendum #2 signed December 13, 2002;	Relocation, Inc.
		Addendum #3 signed April 13, 2004;	may also be
		Addendum #4 signed March 1, 2005;	originator for
		Addendum #5 signed January 16, 2006;	Global
Addendum #7 signed May 18, 2006; Addendum
#8 signed December 20, 2006; Addendum #9
signed August 31, 2005; Addendum # 6 signed
March 31, 2006; Letter of Acknowledgment
dated April 14, 2005

196.	****	Relocation Service Agreement effective July 18, 2005 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	Miscellaneous Receivables Only

197.	****	Relocation Services Agreement between **** and Executive Relocation Corp. effective January 27, 1998	Executive Relocation Corporation	EQ, MP and Misc. Receivables

198.	****	Flex Fee Plus Service Agreement dated February 1, 2003 between **** and SIRVA Relocation LLC; Addendum #1 dated September 19, 2005; Addendum #2 dated June 14, 2006	SIRVA Relocation LLC	Miscellaneous Receivables Only	Indefinite

Employer Client		Contract Documents	Originator(s)	Types of Receivables permitted to be Eligible Receivables	Termination Date as of Closing Date	Other Items to Note
199.	****	Relocation Services Agreement dated June 21, 2005 between **** and SIRVA Relocation LLC; Financing Agreement, dated June 21, 2005; Addendum dated June 17, 2005.	SIRVA Relocation LLC	Miscellaneous Receivables Only		Termination notice

200.	****	Relocation Agreement effective December 1, 1997 between **** and SIRVA Relocation LLC (successor to Meridian Mobility Resources, Inc.); Amendment dated May 4, 2005 (addition of Move Management Services).	SIRVA Relocation LLC	Miscellaneous Receivables Only

201.	****	Relocation Services Agreement signed December 23, 2004 between SIRVA Relocation LLC and ****, Addendum dated December 23, 2004	SIRVA Relocation LLC	Miscellaneous Receivables only

202.	****	Relocation and Transportation Agreement effective August 15, 2004 between **** and SIRVA Relocation LLC; Revision 1 dated January 26, 2005; letter dated January 29, 2007; Addendum dated May 22, 2008 Revision 2 dated August 11, 2008.	SIRVA Relocation LLC	Misc. Receivables only	August 14, 2009

203.	**** and affiliates	Master Services Agreement dated as of March 13, 2006 between **** and SIRVA Relocation LLC; Transition Services Agreement dated February 15, 2006; Letter of Understanding dated August 17, 2005	SIRVA Relocation LLC	EA, FE, MP and Misc. Receivables	3-13-2009

204.	****	Agreement dated March 23, 1999 between **** and Executive Relocation Corporation.	Executive Relocation Corporation	Misc. Receivables

Employer Client		Contract Documents	Originator(s)	Types of Receivables permitted to be Eligible Receivables	Termination Date as of Closing Date	Other Items to Note
205.	**** and/or its affiliates	Letter Agreement effective March 11, 2004 between **** and/or its affiliates and SIRVA Relocation, LLC; Addendum dated June 29, 2004; Addendum dated May 30, 2007	SIRVA Relocation LLC	EA, EQ, MP and Misc. Receivables, including Global		Termination notice

206.	****	Contract Schedule dated December 12, 2006, between **** and SIRVA Relocation, LLC; Amendment dated January 11, 2007, revised Exhibit O dated January 11, 2007; Letter of Extension dated December 5, 2007	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables	December 31, 2008 (with possibility of extension until December 30, 2009)

207.	****	Agreement dated December 21, 1999; Addendum dated July 18, 2000; Addendum dated October 2, 2000; Addendum dated July 1, 2008.	Executive Relocation Corporation	EA, FE, MP and Miscellaneous Receivables	Indefinite

208.	****	Master Services Agreement dated as of October 1, 2005 Between **** and Executive Relocation Corp.; Contract Order for Domestic Relocation Services dated November 4, 2005 By and Between **** and Executive Relocation Corporation Operating under the Assumed Name SIRVA Relocation.	Executive Relocation Corporation	No restriction		Termination Notice

209.	****	Relocation Service Agreement dated June 1, 2004 between **** and SIRVA Relocation LLC.	SIRVA Relocation LLC	Miscellaneous Receivables Only

210.	****	Letter of Agreement dated May 23, 2005 between **** And Executive Relocation Corporation.	Executive Relocation Corporation	EA, EQ, MP and Misc. Receivables

Types of
				Receivables	Termination
				permitted to be	Date as of
Employer Client		Contract Documents	Originator(s)	Eligible Receivables	Closing Date	Other Items to Note
211.	****	Relocation Services Agreement dated January 19, 2005 between **** and SIRVA Relocation LLC; Financing Agreement, dated January 25, 2005 (Exhibit C to Relocation Services Agreement).	SIRVA Relocation LLC	Miscellaneous Receivables, including Global

212.	****	Relocation Services Agreement dated June 27, 2005 between SIRVA Relocation LLC and ****	SIRVA Relocation LLC	Miscellaneous Receivables Only

213.	****	Relocation Services Agreement effective January 23, 2003 between **** and SIRVA Relocation LLC; Addendum #2 signed March 19, 2003; Addendum #3 signed July 1, 2003; Addendum #4 signed March 30, 2004; Addendum #5 signed June 1, 2004; Addendum #6 signed November 15, 2004	SIRVA Relocation LLC	Misc. Receivables

214.	****	Relocation Services Agreement effective March 31, 2003 between **** and Executive Relocation Corp.; Addendum dated December 18, 2007; Letter of Acknowledgment dated November 5, 2007	Executive Relocation Corporation	EQ, MP & Misc. Receivables	Indefinite

215.	****	Relocation Services Agreement effective May 21, 2007 between **** and SIRVA Relocation, LLC	SIRVA Relocation LLC	Misc. Receivables

216.	****	Relocation Services Agreement between **** and SIRVA Relocation LLC (successor to Meridian Mobility Resources, Inc.) dated September 11, 2002; Addendum dated April 12, 2006.	SIRVA Relocation LLC	EA, EQ, MP & Misc. Receivables

Types of
				Receivables	Termination
				permitted to be	Date as of
Employer Client		Contract Documents	Originator(s)	Eligible Receivables	Closing Date	Other Items to Note
217.	****	Relocation Service Agreement, effective April 30, 2004, between **** and SIRVA Relocation LLC; Addendum to the Relocation Service Agreement, dated December 30, 2004 (adds Temporary Living Assistance); Affinity Program Agreement, dated April 4, 2005, between VWR International, Inc. and SIRVA Relocation LLC.	SIRVA Relocation LLC	Miscellaneous Receivables only		Termination notice

218.	****	Relocation Services Agreement dated June 16, 2005 between **** and SIRVA Relocation LLC; Financing Agreement, dated June 16, 2005 (Exhibit A to Relocation Services Agreement).	SIRVA Relocation LLC	EA and Miscellaneous Receivables		Termination notice

219.	****	Relocation Services Agreement effective October 23, 2007 between **** and SIRVA Relocation LLC	SIRVA Relocation LLC	Misc. Receivables

220.	****	Relocation Services Agreement effective September 14, 2006, between **** and SIRVA Relocation LLC; Addendum effective January 2, 2007; Addendum effective January 31, 2007; Addendum effective May 29, 2007	SIRVA Relocation LLC	EA & Misc. Receivables, including Global SIRVA Global Relocation, Inc. also indicated as originator as RSA permits Relo or Global to be the invoicing party/payee		Termination notice

Note: With respect to Included Employers under Executive Relocation Corporation—originated contracts, EA does not include equity advances made prior to execution of Contract of Sale for the obligation of such Included Employer unless such contract with the client provides with respect thereto.

EXHIBIT A-1

TO

RECEIVABLES SALE AGREEMENT

[RESERVED]

A-1-1	Receivables Sale Agreement

EXHIBIT A-2

FORM OF DOCUMENT SCHEDULE

Type of Receivable: [Equity Advance] [Final Equity Payment] [Mortgage Payment] [Miscellaneous Receivable]

Related Originator:

Related Relocating Employee:

Related Employer and current contact information:

Related Relocation Services Agreement:

Outstanding principal balance of Receivable: $

A-2-1	Receivables Sale Agreement

EXHIBIT B

FORM OF REQUEST FOR DOCUMENT RELEASE

[NAME OF CUSTODIAN], as Custodian

[ADDRESS OF CUSTODIAN]

Wells Fargo Bank, National Association, as Agent

[                    ]

Attn: Agent-SIRVA

Ladies/Gentlemen:

In accordance with Section 2.2 of the Receivables Sale Agreement dated as of September 30, 2008 (as amended, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”) among SIRVA Relocation Credit, LLC, as Seller, Wells Fargo Bank, National Association, as Agent, the Purchasers party thereto, SIRVA Relocation LLC, as Master Servicer, Executive Relocation Corporation, as Subservicer, and SIRVA Global Relocation, Inc., as Subservicer, this is to request release and delivery to the [Master Servicer] [Subservicer] of the following Specified Documents:

Related Receivable:

Related Employer:

Related Relocating Employee:

Specified Document(s):

Reason for requesting release and/or delivery of the Specified Document(s) (check one):

     1. Sale of related Origination Home.

     2. Receivable has been paid in full.

     3. Deed/mortgage to be recorded.

     4. Enforcement against Obligor.

     5. Other (describe):

B-1	Receivables Sale Agreement

The [Master Servicer] [Subservicer] certifies that the release and/or delivery of such Specified Document(s) is consistent with the requirements of the Receivables Sale Agreement and the other Transaction Documents. The [Master Servicer] [Subservicer] agrees that such Specified Document(s) so released or delivered shall be held by the [Master Servicer] [Subservicer], or under its control, in trust for the benefit of the Agent and the Purchasers.

All capitalized terms used in this release request without definition shall have the meanings assigned thereto in the Receivables Sale Agreement.

Date:	, as [Master Servicer]
[Subservicer]

By:
Name:
Title:

B-2	Receivables Sale Agreement

EXHIBIT C-1

FORM OF DAILY REPORT

[In the form agreed by the Master Servicer and the Agent]

C-1-1	Receivables Sale Agreement

Exhibit A-1

to

Receivables Sale Agreement

Form of Incremental Purchase Request

TO:	Zakia Davis

Wells Fargo Bank, as Agent

Phone - (312) 845-9846

Fax - (312) 000-0000

From: Sirva Relocation, LLC

Steve Uveges - Asst.Treasurer Phone: (216) 606-4190

Alex Csiszar - Director, SPV Reporting & Treasury Phone: (216) 606-4206

Fax - (216) 606-7681

Date: September 2, 2008

Re: Receivables Sale Agreement dated as of September XX, 2008 (the “Sale Agreement”) among SIRVA Relocation Credit LLC as the Seller, SIRVA Relocation LLC as the Master Servicer, Executive Relocation Corporation as Subservicer, SIRVA Global Relocation, Inc., as Subservicer, Wells Fargo Bank, as Agent, and the Purchasers thereunder.

Sales for 08/29/08 to 08/31/08

New Additions Activity by Initiation Date:	SIRVA	SIRVA (ERC)	TOTAL
Equity Advances (EA)	8,000.00	17,500.00	25,500.00
Final Equity (EQ)	383,434.34	437,533.58	820,967.92
Mortgage Payoffs (MP)	0.00	0.00	0.00
Balance in Positive Reserves/Prepaid Deposits	(48,716.00)	0.00	(48,716.00)

Net Equities	342,718.34	455,033.58	797,751.92
Billed Miscellaneous Receivables	1,666,348.02	509,071.05	2,175,419.07
Less Adjustments	(260,993.38)	0.00	(260,993.38)
Less Unbilled Destination	0.00	(360,387.59)	(360,387.59)
Less Equity Reclass	(180,844.59)	(22,471.35)	(203,315.94)
Add Prepaid Deposits	0.00	0.00	0.00

Net Billed Miscellaneous Receivables	1,224,510.05	126,212.11	1,350,722.16
Unbilled Destination Miscellaneous Receivables	0.00	849,592.91	849,592.91

Total New Purchases	1,567,228.39	1,430,838.60	2,998,066.99
Less: 10% Reserve	(156,722.84)	(143,083.86)	(299,806.70)

Total New Purchases Advance (acct. ****)	1,410,505.55	1,287,754.74	2,698,260.29

Excess Deposits
Excess Deposits (at 100%) (acct. ****)	243,275.29	0.00	243,275.29

The undersigned Seller under the above-referenced Sale Agreement hereby confirms it has requested an Incremental Purchase by the Purchasers under the Sale Agreement in an amount equal to the Total above.

The undersigned Seller and Servicer hereby represent and warrant that (i) the foregoing is a true and accurate accounting with respect to outstandings as of the date hereof in accordance with the Sale Agreement, (ii) all representations and warranties in the Sale Agreement are restated and reaffirmed, and (iii) the requirements of section 7.2 of such agreement are staisfied and will be satisfied after giving effect to such Incremental Purchase.

Very Truly Yours,

SIRVA Relocation Credit, LLC	SIRVA Relocation LLC, as Master Servicer

By:	By:

Title: Designated Financial Officer	Title: Designated Financial Officer

Net Equities

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Category	Amount
WinTrac	****	Cleveland	****	139372	546128	8/29/2008	Equity Advance	8,000.00
WinTrac	****	Chicago	****	143067	556863	8/29/2008	Final Equity	163,674.93
WinTrac	****	Minneapolis	****	146160	568052	8/29/2008	Final Equity	219,759.41
WinTrac	****	Chicago	****	147716	571495	8/29/2008	Prepaid Adjustments	(14,970.00)
WinTrac	****	Chicago	****	119518	485635	8/29/2008	Prepaid Adjustments	(12,150.00)
WinTrac	****	Minneapolis	****	128694	513617	8/29/2008	Prepaid Adjustments	(21,596.00)

								342,718.34

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Chicago	****	151211	582379	8/31/2008	Invoice #1103926 - House Hold Goods	1103926	12,307.96
WinTrac	****	Chicago	****	147987	571784	8/31/2008	Invoice #1103925 - House Hold Goods	1103925	24,775.60
WinTrac	****	Chicago	****	150118	578968	8/31/2008	Invoice #1103924 - House Hold Goods	1103924	15,148.01
WinTrac	****	Minneapolis	****	147010	569189	8/29/2008	Invoice #1103651 - Equity Advance Reimbursement	1103651	79,152.88
WinTrac	****	Minneapolis	****	109443	456112	8/30/2008	Invoice #1104039 - Interest Expense	1104039	4.77
WinTrac	****	Chicago	****	151858	583587	8/29/2008	Invoice #1103900 - Reimbursable CPM Expenses	1103900	750.00
WinTrac	****	Chicago	****	151489	582456	8/31/2008	Invoice #1103928 - House Hold Goods	1103928	1,998.75
WinTrac	****	Chicago	****	150320	578856	8/29/2008	Invoice #1103901 - Reimbursable CPM Expenses	1103901	750.00
WinTrac	****	Minneapolis	****	140317	548832	8/30/2008	Invoice #1104040 - Interest Expense	1104040	11.29
Service Engine	****	Global	****	36498	31205	8/28/2008	Payment #98975 - Jimmy Pang - Expense Report 8/26/08	137524	43.24
WinTrac	****	Cleveland	****	153180	587653	8/29/2008	Invoice #1103850 - CPM	1103850	200.00
WinTrac	****	Cleveland	****	139415	546083	8/29/2008	Invoice #1103814 - House Hold Goods	1103814	1,365.88
WinTrac	****	Cleveland	****	153250	587868	8/29/2008	Invoice #1103907 - CPM	1103907	150.00
WinTrac	****	Cleveland	****	147851	571266	8/29/2008	Invoice #1103936 - Reconciliation Billing	1103936	70,139.38
WinTrac	****	Minneapolis	****	140895	550625	8/29/2008	Invoice #1104500 - Re-bill	1104500	47,550.00
WinTrac	****	Minneapolis	****	151563	583687	8/29/2008	Invoice #1103845 - Reimbursable CPM Expenses	1103845	2,850.00
WinTrac	****	Minneapolis	****	150057	579040	8/29/2008	Invoice #1103856 - Reimbursable CPM Expenses	1103856	719.55
WinTrac	****	Minneapolis	****	149806	577316	8/30/2008	Invoice #1104042 - Interest Expense	1104042	0.77
WinTrac	****	Minneapolis	****	149577	577115	8/29/2008	Invoice #1104044 - Reconciliation Billing	1104044	13,723.09
WinTrac	****	Minneapolis	****	151451	582805	8/29/2008	Invoice #1103824 - Mortgage Payoff Reimbursement	1103824	32,494.95
WinTrac	****	Minneapolis	****	151451	582805	8/29/2008	Invoice #1103823 - Mortgage Payoff Reimbursement	1103823	171,870.03
WinTrac	****	Minneapolis	****	142978	556601	8/29/2008	Invoice #1104045 - Reconciliation Billing	1104045	19,026.22
WinTrac	****	New Jersey	****	144977	563340	8/29/2008	Invoice #1103601 - Reimbursable CPM Expenses	1103601	53,354.00
WinTrac	****	New Jersey	****	150491	579784	8/29/2008	Invoice #1103842 - Reimbursable CPM Expenses	1103842	7,734.11
WinTrac	****	New Jersey	****	136366	536602	8/29/2008	Invoice #1103779 - Reimbursable CPM Expenses	1103779	22,000.00
WinTrac	****	New Jersey	****	152244	588228	8/29/2008	Invoice #1103864 - Reimbursable CPM Expenses	1103864	1,485.00
WinTrac	****	Minneapolis	****	146746	568009	8/30/2008	Invoice #1104057 - Interest Expense	1104057	2.17
WinTrac	****	Minneapolis	****	142913	556390	8/30/2008	Invoice #1104054 - Interest Expense	1104054	7.05
WinTrac	****	Minneapolis	****	149449	576326	8/30/2008	Invoice #1104051 - Interest Expense	1104051	6.57
WinTrac	****	Minneapolis	****	148498	573504	8/30/2008	Invoice #1104049 - Interest Expense	1104049	11.29
WinTrac	****	Minneapolis	****	144518	561313	8/30/2008	Invoice #1104046 - Interest Expense	1104046	4.27
WinTrac	****	Minneapolis	****	148342	572887	8/30/2008	Invoice #1104058 - Interest Expense	1104058	10.08
WinTrac	****	Minneapolis	****	148974	574621	8/30/2008	Invoice #1104050 - Interest Expense	1104050	5.12
WinTrac	****	Minneapolis	****	149323	576826	8/30/2008	Invoice #1104052 - Interest Expense	1104052	2.61
WinTrac	****	Minneapolis	****	147579	570701	8/30/2008	Invoice #1104048 - Interest Expense	1104048	9.34
WinTrac	****	Minneapolis	****	147579	570701	8/29/2008	Invoice #1103624 - House Hold Goods	1103624	1,621.81
WinTrac	****	Minneapolis	****	146211	566332	8/30/2008	Invoice #1104047 - Interest Expense	1104047	15.93
WinTrac	****	Minneapolis	****	137659	540562	8/30/2008	Invoice #1104053 - Interest Expense	1104053	19.97
WinTrac	****	Minneapolis	****	143658	558637	8/30/2008	Invoice #1104055 - Interest Expense	1104055	8.24
WinTrac	****	Minneapolis	****	143658	558637	8/29/2008	Invoice #1103638 - House Hold Goods	1103638	2,507.52
WinTrac	****	Minneapolis	****	147669	570856	8/30/2008	Invoice #1104056 - Interest Expense	1104056	7.37
WinTrac	****	Cleveland	****	118704	497010	8/29/2008	Invoice #1103942 - Re-bill	1103942	11,100.00
WinTrac	****	Chicago	****	147716	571495	8/29/2008	Invoice #1104505 - Reserve	1104505	14,970.00
WinTrac	****	Chicago	****	119518	485635	8/29/2008	Invoice #1104504 - Reserve	1104504	12,150.00
WinTrac	****	Minneapolis	****	151862	584160	8/30/2008	Invoice #1104193 - Interest Expense	1104193	2.78
WinTrac	****	Minneapolis	****	146165	567064	8/30/2008	Invoice #1104142 - Interest Expense	1104142	0.78
WinTrac	****	Minneapolis	****	151976	584696	8/30/2008	Invoice #1104198 - Interest Expense	1104198	5.55
WinTrac	****	Minneapolis	****	144578	562741	8/30/2008	Invoice #1104107 - Interest Expense	1104107	3.63
WinTrac	****	Minneapolis	****	146049	566492	8/30/2008	Invoice #1104247 - Interest Expense	1104247	0.75
WinTrac	****	Minneapolis	****	145387	569606	8/30/2008	Invoice #1104157 - Interest Expense	1104157	2.43
WinTrac	****	Minneapolis	****	150525	580517	8/29/2008	Invoice #1103839 - Reimbursable CPM Expenses	1103839	134.73
WinTrac	****	Minneapolis	****	150525	580517	8/30/2008	Invoice #1104186 - Interest Expense	1104186	2.78
WinTrac	****	Minneapolis	****	142692	558157	8/30/2008	Invoice #1104083 - Interest Expense	1104083	4.74
WinTrac	****	Minneapolis	****	145025	564241	8/30/2008	Invoice #1104119 - Interest Expense	1104119	2.88
WinTrac	****	Minneapolis	****	146128	566326	8/30/2008	Invoice #1104133 - Interest Expense	1104133	0.63
WinTrac	****	Minneapolis	****	146136	566527	8/30/2008	Invoice #1104316 - Interest Expense	1104316	0.55
WinTrac	****	Minneapolis	****	147709	571859	8/30/2008	Invoice #1104338 - Interest Expense	1104338	2.16
WinTrac	****	Minneapolis	****	145454	564545	8/30/2008	Invoice #1104241 - Interest Expense	1104241	3.39
WinTrac	****	Minneapolis	****	144573	567572	8/30/2008	Invoice #1104209 - Interest Expense	1104209	1.11
WinTrac	****	Minneapolis	****	143500	561363	8/30/2008	Invoice #1104098 - Interest Expense	1104098	22.20
WinTrac	****	Minneapolis	****	151384	584566	8/30/2008	Invoice #1104196 - Interest Expense	1104196	2.78

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Minneapolis	****	145182	567056	8/30/2008	Invoice #1104248 - Interest Expense	1104248	6.42
WinTrac	****	Minneapolis	****	150524	580491	8/30/2008	Invoice #1104354 - Interest Expense	1104354	0.84
WinTrac	****	Minneapolis	****	142874	571600	8/29/2008	Invoice #1103667 - House Hold Goods	1103667	1,137.77
WinTrac	****	Minneapolis	****	151405	582734	8/30/2008	Invoice #1104223 - Interest Expense	1104223	1.11
WinTrac	****	Minneapolis	****	143613	559139	8/30/2008	Invoice #1104279 - Interest Expense	1104279	1.79
WinTrac	****	Minneapolis	****	140011	548542	8/30/2008	Invoice #1104228 - Interest Expense	1104228	1.11
WinTrac	****	Minneapolis	****	150658	581547	8/30/2008	Invoice #1104263 - Interest Expense	1104263	5.10
WinTrac	****	Minneapolis	****	139912	556945	8/30/2008	Invoice #1104276 - Interest Expense	1104276	8.31
WinTrac	****	Minneapolis	****	149196	575728	8/30/2008	Invoice #1104217 - Interest Expense	1104217	0.94
WinTrac	****	Minneapolis	****	149196	576357	8/30/2008	Invoice #1104218 - Interest Expense	1104218	1.40
WinTrac	****	Minneapolis	****	134590	530954	8/30/2008	Invoice #1104274 - Interest Expense	1104274	0.88
WinTrac	****	Minneapolis	****	142875	560139	8/30/2008	Invoice #1104089 - Interest Expense	1104089	3.30
WinTrac	****	Minneapolis	****	142875	560140	8/30/2008	Invoice #1104090 - Interest Expense	1104090	2.47
WinTrac	****	Minneapolis	****	150618	580762	8/30/2008	Invoice #1104261 - Interest Expense	1104261	6.34
WinTrac	****	Minneapolis	****	150820	580976	8/30/2008	Invoice #1104188 - Interest Expense	1104188	6.34
WinTrac	****	Minneapolis	****	150370	580875	8/30/2008	Invoice #1104262 - Interest Expense	1104262	6.22
WinTrac	****	Minneapolis	****	145543	564575	8/30/2008	Invoice #1104122 - Interest Expense	1104122	0.97
WinTrac	****	Minneapolis	****	136048	535583	8/30/2008	Invoice #1104068 - Interest Expense	1104068	1.60
WinTrac	****	Minneapolis	****	148227	573393	8/30/2008	Invoice #1104341 - Interest Expense	1104341	3.36
WinTrac	****	Minneapolis	****	147708	571575	8/30/2008	Invoice #1104336 - Interest Expense	1104336	2.82
WinTrac	****	Minneapolis	****	147708	571577	8/30/2008	Invoice #1104337 - Interest Expense	1104337	1.02
WinTrac	****	Minneapolis	****	144647	569367	8/30/2008	Invoice #1104155 - Interest Expense	1104155	5.55
WinTrac	****	Minneapolis	****	144077	560687	8/30/2008	Invoice #1104093 - Interest Expense	1104093	0.81
WinTrac	****	Minneapolis	****	144975	571462	8/30/2008	Invoice #1104164 - Interest Expense	1104164	3.57
WinTrac	****	Minneapolis	****	144975	571464	8/30/2008	Invoice #1104165 - Interest Expense	1104165	1.07
WinTrac	****	Minneapolis	****	146273	567655	8/30/2008	Invoice #1104148 - Interest Expense	1104148	0.49
WinTrac	****	Minneapolis	****	146274	567248	8/30/2008	Invoice #1104143 - Interest Expense	1104143	0.58
WinTrac	****	Minneapolis	****	144772	562791	8/30/2008	Invoice #1104108 - Interest Expense	1104108	2.64
WinTrac	****	Minneapolis	****	148911	576365	8/30/2008	Invoice #1104177 - Interest Expense	1104177	0.85
WinTrac	****	Minneapolis	****	145185	567862	8/30/2008	Invoice #1104250 - Interest Expense	1104250	2.61
WinTrac	****	Minneapolis	****	147705	573694	8/30/2008	Invoice #1104215 - Interest Expense	1104215	1.11
WinTrac	****	Minneapolis	****	144635	562277	8/30/2008	Invoice #1104103 - Interest Expense	1104103	19.09
WinTrac	****	Minneapolis	****	149619	577179	8/30/2008	Invoice #1104179 - Interest Expense	1104179	2.78
WinTrac	****	Minneapolis	****	144767	562618	8/30/2008	Invoice #1104232 - Interest Expense	1104232	0.43
WinTrac	****	Minneapolis	****	142463	556983	8/30/2008	Invoice #1104081 - Interest Expense	1104081	3.30
WinTrac	****	Minneapolis	****	145024	567602	8/30/2008	Invoice #1104147 - Interest Expense	1104147	2.39
WinTrac	****	Minneapolis	****	145024	567957	8/30/2008	Invoice #1104150 - Interest Expense	1104150	3.14
WinTrac	****	Minneapolis	****	144879	565317	8/30/2008	Invoice #1104303 - Interest Expense	1104303	5.35
WinTrac	****	Minneapolis	****	145794	565170	8/30/2008	Invoice #1104243 - Interest Expense	1104243	11.21
WinTrac	****	Minneapolis	****	146275	567015	8/30/2008	Invoice #1104139 - Interest Expense	1104139	0.64
WinTrac	****	Minneapolis	****	144630	562839	8/30/2008	Invoice #1104109 - Interest Expense	1104109	1.29
WinTrac	****	Minneapolis	****	147832	573582	8/30/2008	Invoice #1104342 - Interest Expense	1104342	1.20
WinTrac	****	Minneapolis	****	152537	585827	8/29/2008	Invoice #1104203 - First Fixed Fee Billing	1104203	17,668.75
WinTrac	****	Minneapolis	****	142730	557075	8/30/2008	Invoice #1104277 - Interest Expense	1104277	0.36
WinTrac	****	Minneapolis	****	144951	568592	8/30/2008	Invoice #1104151 - Interest Expense	1104151	1.83
WinTrac	****	Minneapolis	****	144951	568593	8/30/2008	Invoice #1104152 - Interest Expense	1104152	1.25
WinTrac	****	Minneapolis	****	151956	584705	8/30/2008	Invoice #1104356 - Interest Expense	1104356	5.55
WinTrac	****	Minneapolis	****	151298	582289	8/30/2008	Invoice #1104189 - Interest Expense	1104189	2.78
WinTrac	****	Minneapolis	****	142887	564717	8/30/2008	Invoice #1104126 - Interest Expense	1104126	1.12
WinTrac	****	Minneapolis	****	150239	579555	8/30/2008	Invoice #1104350 - Interest Expense	1104350	0.54
WinTrac	****	Minneapolis	****	146132	566317	8/30/2008	Invoice #1104310 - Interest Expense	1104310	0.55
WinTrac	****	Minneapolis	****	152232	584862	8/30/2008	Invoice #1104199 - Interest Expense	1104199	2.76
WinTrac	****	Minneapolis	****	145017	565006	8/30/2008	Invoice #1104300 - Interest Expense	1104300	0.68
WinTrac	****	Minneapolis	****	145238	564931	8/30/2008	Invoice #1104129 - Interest Expense	1104129	4.86
WinTrac	****	Minneapolis	****	143765	559078	8/30/2008	Invoice #1104086 - Interest Expense	1104086	1.20
WinTrac	****	Minneapolis	****	143765	559081	8/30/2008	Invoice #1104087 - Interest Expense	1104087	1.43
WinTrac	****	Minneapolis	****	143328	558770	8/30/2008	Invoice #1104084 - Interest Expense	1104084	19.70
WinTrac	****	Minneapolis	****	135819	534827	8/30/2008	Invoice #1104067 - Interest Expense	1104067	6.12
WinTrac	****	Minneapolis	****	152199	585210	8/30/2008	Invoice #1104201 - Interest Expense	1104201	2.53
WinTrac	****	Minneapolis	****	146349	574259	8/30/2008	Invoice #1104257 - Interest Expense	1104257	1.11
WinTrac	****	Minneapolis	****	145792	570147	8/30/2008	Invoice #1104158 - Interest Expense	1104158	0.45

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Minneapolis	****	145069	563757	8/30/2008	Invoice #1104291 - Interest Expense	1104291	0.87
WinTrac	****	Minneapolis	****	122984	570384	8/30/2008	Invoice #1104251 - Interest Expense	1104251	11.92
WinTrac	****	Minneapolis	****	145991	566024	8/30/2008	Invoice #1104307 - Interest Expense	1104307	0.55
WinTrac	****	Minneapolis	****	150545	580411	8/30/2008	Invoice #1104352 - Interest Expense	1104352	1.52
WinTrac	****	Minneapolis	****	144569	563335	8/30/2008	Invoice #1104112 - Interest Expense	1104112	0.72
WinTrac	****	Minneapolis	****	145247	571568	8/30/2008	Invoice #1104166 - Interest Expense	1104166	4.55
WinTrac	****	Minneapolis	****	145267	572077	8/30/2008	Invoice #1104169 - Interest Expense	1104169	5.55
WinTrac	****	Minneapolis	****	145023	563640	8/30/2008	Invoice #1104287 - Interest Expense	1104287	0.58
WinTrac	****	Minneapolis	****	144763	563034	8/30/2008	Invoice #1104236 - Interest Expense	1104236	1.67
WinTrac	****	Minneapolis	****	146638	571728	8/30/2008	Invoice #1104167 - Interest Expense	1104167	2.49
WinTrac	****	Minneapolis	****	146638	571897	8/30/2008	Invoice #1104168 - Interest Expense	1104168	2.57
WinTrac	****	Minneapolis	****	143617	569814	8/30/2008	Invoice #1104328 - Interest Expense	1104328	1.06
WinTrac	****	Minneapolis	****	146129	567060	8/30/2008	Invoice #1104141 - Interest Expense	1104141	4.06
WinTrac	****	Minneapolis	****	144571	581923	8/30/2008	Invoice #1104222 - Interest Expense	1104222	1.11
WinTrac	****	Minneapolis	****	148124	573066	8/30/2008	Invoice #1104171 - Interest Expense	1104171	5.49
WinTrac	****	Minneapolis	****	148124	573067	8/30/2008	Invoice #1104172 - Interest Expense	1104172	1.27
WinTrac	****	Minneapolis	****	144072	564797	8/30/2008	Invoice #1104127 - Interest Expense	1104127	1.73
WinTrac	****	Minneapolis	****	144778	562377	8/30/2008	Invoice #1104104 - Interest Expense	1104104	11.80
WinTrac	****	Minneapolis	****	145065	564693	8/30/2008	Invoice #1104295 - Interest Expense	1104295	0.52
WinTrac	****	Minneapolis	****	146424	567673	8/30/2008	Invoice #1104325 - Interest Expense	1104325	2.95
WinTrac	****	Minneapolis	****	150038	578231	8/30/2008	Invoice #1104347 - Interest Expense	1104347	1.85
WinTrac	****	Minneapolis	****	150038	578233	8/30/2008	Invoice #1104348 - Interest Expense	1104348	5.73
WinTrac	****	Minneapolis	****	140111	584434	8/30/2008	Invoice #1104225 - Interest Expense	1104225	0.79
WinTrac	****	Minneapolis	****	145016	563663	8/30/2008	Invoice #1104288 - Interest Expense	1104288	4.47
WinTrac	****	Minneapolis	****	122909	495904	8/30/2008	Invoice #1104227 - Interest Expense	1104227	1.16
WinTrac	****	Minneapolis	****	141104	551496	8/30/2008	Invoice #1104229 - Interest Expense	1104229	16.38
WinTrac	****	Minneapolis	****	145246	564921	8/30/2008	Invoice #1104297 - Interest Expense	1104297	1.82
WinTrac	****	Minneapolis	****	145237	564670	8/30/2008	Invoice #1104124 - Interest Expense	1104124	1.24
WinTrac	****	Minneapolis	****	148020	572690	8/30/2008	Invoice #1104339 - Interest Expense	1104339	3.36
WinTrac	****	Minneapolis	****	144626	562853	8/30/2008	Invoice #1104282 - Interest Expense	1104282	3.57
WinTrac	****	Minneapolis	****	144585	562537	8/30/2008	Invoice #1104106 - Interest Expense	1104106	0.45
WinTrac	****	Minneapolis	****	144766	562977	8/30/2008	Invoice #1104110 - Interest Expense	1104110	2.95
WinTrac	****	Minneapolis	****	150611	580080	8/30/2008	Invoice #1104351 - Interest Expense	1104351	2.53
WinTrac	****	Minneapolis	****	143644	558908	8/30/2008	Invoice #1104085 - Interest Expense	1104085	1.50
WinTrac	****	Minneapolis	****	137132	542960	8/30/2008	Invoice #1104073 - Interest Expense	1104073	1.58
WinTrac	****	Minneapolis	****	144582	561735	8/30/2008	Invoice #1104099 - Interest Expense	1104099	1.69
WinTrac	****	Minneapolis	****	143523	560399	8/30/2008	Invoice #1104231 - Interest Expense	1104231	6.85
WinTrac	****	Minneapolis	****	151006	581653	8/30/2008	Invoice #1104355 - Interest Expense	1104355	5.55
WinTrac	****	Minneapolis	****	146071	567108	8/30/2008	Invoice #1104320 - Interest Expense	1104320	0.55
WinTrac	****	Minneapolis	****	134936	532027	8/30/2008	Invoice #1104066 - Interest Expense	1104066	0.88
WinTrac	****	Minneapolis	****	145259	564461	8/30/2008	Invoice #1104294 - Interest Expense	1104294	1.82
WinTrac	****	Minneapolis	****	144818	584486	8/30/2008	Invoice #1104265 - Interest Expense	1104265	1.11
WinTrac	****	Minneapolis	****	148968	574877	8/30/2008	Invoice #1104359 - Interest Expense	1104359	2.69
WinTrac	****	Minneapolis	****	145538	564601	8/30/2008	Invoice #1104123 - Interest Expense	1104123	3.38
WinTrac	****	Minneapolis	****	144759	563575	8/30/2008	Invoice #1104286 - Interest Expense	1104286	0.87
WinTrac	****	Minneapolis	****	123499	497656	8/30/2008	Invoice #1104061 - Interest Expense	1104061	1.43
WinTrac	****	Minneapolis	****	151355	583598	8/30/2008	Invoice #1104191 - Interest Expense	1104191	3.67
WinTrac	****	Minneapolis	****	139311	550830	8/30/2008	Invoice #1104078 - Interest Expense	1104078	1.45
WinTrac	****	Minneapolis	****	149596	577644	8/30/2008	Invoice #1104181 - Interest Expense	1104181	0.41
WinTrac	****	Minneapolis	****	149596	577878	8/30/2008	Invoice #1104182 - Interest Expense	1104182	2.74
WinTrac	****	Minneapolis	****	142127	554689	8/30/2008	Invoice #1104080 - Interest Expense	1104080	8.39
WinTrac	****	Minneapolis	****	146609	567840	8/30/2008	Invoice #1104149 - Interest Expense	1104149	0.95
WinTrac	****	Minneapolis	****	145165	564927	8/30/2008	Invoice #1104298 - Interest Expense	1104298	0.58
WinTrac	****	Minneapolis	****	144821	563089	8/30/2008	Invoice #1104283 - Interest Expense	1104283	2.88
WinTrac	****	Minneapolis	****	146279	567252	8/30/2008	Invoice #1104322 - Interest Expense	1104322	2.33
WinTrac	****	Minneapolis	****	145180	564076	8/30/2008	Invoice #1104116 - Interest Expense	1104116	0.63
WinTrac	****	Minneapolis	****	145038	562958	8/30/2008	Invoice #1104235 - Interest Expense	1104235	4.88
WinTrac	****	Minneapolis	****	138866	545139	8/30/2008	Invoice #1104075 - Interest Expense	1104075	6.51
WinTrac	****	Minneapolis	****	144081	560502	8/30/2008	Invoice #1104092 - Interest Expense	1104092	2.75
WinTrac	****	Minneapolis	****	145460	565213	8/30/2008	Invoice #1104302 - Interest Expense	1104302	0.58
WinTrac	****	Minneapolis	****	149713	580249	8/30/2008	Invoice #1104221 - Interest Expense	1104221	1.11

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Minneapolis	****	145759	566456	8/30/2008	Invoice #1104313 - Interest Expense	1104313	0.64
WinTrac	****	Minneapolis	****	144089	562162	8/30/2008	Invoice #1104100 - Interest Expense	1104100	0.64
WinTrac	****	Minneapolis	****	145983	566036	8/30/2008	Invoice #1104308 - Interest Expense	1104308	3.10
WinTrac	****	Minneapolis	****	145643	566530	8/30/2008	Invoice #1104134 - Interest Expense	1104134	1.39
WinTrac	****	Minneapolis	****	145643	566733	8/30/2008	Invoice #1104136 - Interest Expense	1104136	1.70
WinTrac	****	Minneapolis	****	144086	560872	8/30/2008	Invoice #1104095 - Interest Expense	1104095	3.24
WinTrac	****	Minneapolis	****	147285	569834	8/30/2008	Invoice #1104329 - Interest Expense	1104329	3.07
WinTrac	****	Minneapolis	****	144815	563752	8/30/2008	Invoice #1104290 - Interest Expense	1104290	0.85
WinTrac	****	Minneapolis	****	152294	585128	8/30/2008	Invoice #1104358 - Interest Expense	1104358	2.78
WinTrac	****	Minneapolis	****	144949	563363	8/30/2008	Invoice #1104113 - Interest Expense	1104113	2.40
WinTrac	****	Minneapolis	****	142881	567397	8/30/2008	Invoice #1104144 - Interest Expense	1104144	0.58
WinTrac	****	Minneapolis	****	142881	567399	8/30/2008	Invoice #1104145 - Interest Expense	1104145	4.49
WinTrac	****	Minneapolis	****	146032	575712	8/30/2008	Invoice #1104258 - Interest Expense	1104258	1.11
WinTrac	****	Minneapolis	****	137736	542277	8/30/2008	Invoice #1104071 - Interest Expense	1104071	16.32
WinTrac	****	Minneapolis	****	137736	542296	8/30/2008	Invoice #1104072 - Interest Expense	1104072	0.52
WinTrac	****	Minneapolis	****	147308	570669	8/30/2008	Invoice #1104333 - Interest Expense	1104333	0.49
WinTrac	****	Minneapolis	****	111205	459928	8/30/2008	Invoice #1104059 - Interest Expense	1104059	1.38
WinTrac	****	Minneapolis	****	144572	585404	8/30/2008	Invoice #1104226 - Interest Expense	1104226	1.11
WinTrac	****	Minneapolis	****	144629	562748	8/30/2008	Invoice #1104233 - Interest Expense	1104233	1.28
WinTrac	****	Minneapolis	****	150759	580726	8/30/2008	Invoice #1104187 - Interest Expense	1104187	5.55
WinTrac	****	Minneapolis	****	144112	561185	8/30/2008	Invoice #1104097 - Interest Expense	1104097	2.10
WinTrac	****	Minneapolis	****	150121	579548	8/30/2008	Invoice #1104220 - Interest Expense	1104220	2.09
WinTrac	****	Minneapolis	****	140749	550290	8/30/2008	Invoice #1104077 - Interest Expense	1104077	1.11
WinTrac	****	Minneapolis	****	140749	553646	8/30/2008	Invoice #1104079 - Interest Expense	1104079	2.78
WinTrac	****	Minneapolis	****	148969	574875	8/30/2008	Invoice #1104176 - Interest Expense	1104176	0.81
WinTrac	****	Minneapolis	****	146133	566837	8/30/2008	Invoice #1104319 - Interest Expense	1104319	1.67
WinTrac	****	Minneapolis	****	146126	566328	8/30/2008	Invoice #1104311 - Interest Expense	1104311	0.77
WinTrac	****	Minneapolis	****	144881	563276	8/30/2008	Invoice #1104285 - Interest Expense	1104285	1.36
WinTrac	****	Minneapolis	****	151715	583589	8/30/2008	Invoice #1104190 - Interest Expense	1104190	5.55
WinTrac	****	Minneapolis	****	145266	564843	8/30/2008	Invoice #1104296 - Interest Expense	1104296	3.38
WinTrac	****	Minneapolis	****	146348	566992	8/30/2008	Invoice #1104138 - Interest Expense	1104138	1.57
WinTrac	****	Minneapolis	****	146348	571321	8/30/2008	Invoice #1104162 - Interest Expense	1104162	2.78
WinTrac	****	Minneapolis	****	148140	573389	8/30/2008	Invoice #1104254 - Interest Expense	1104254	6.96
WinTrac	****	Minneapolis	****	149118	575224	8/30/2008	Invoice #1104216 - Interest Expense	1104216	4.39
WinTrac	****	Minneapolis	****	121297	491053	8/30/2008	Invoice #1104273 - Interest Expense	1104273	6.22
WinTrac	****	Minneapolis	****	145276	563726	8/30/2008	Invoice #1104289 - Interest Expense	1104289	0.61
WinTrac	****	Minneapolis	****	143001	557691	8/30/2008	Invoice #1104082 - Interest Expense	1104082	10.12
WinTrac	****	Minneapolis	****	145192	578702	8/30/2008	Invoice #1104219 - Interest Expense	1104219	1.11
WinTrac	****	Minneapolis	****	152169	584685	8/30/2008	Invoice #1104197 - Interest Expense	1104197	2.78
WinTrac	****	Minneapolis	****	145169	566534	8/30/2008	Invoice #1104206 - Interest Expense	1104206	1.11
WinTrac	****	Minneapolis	****	144088	560475	8/30/2008	Invoice #1104091 - Interest Expense	1104091	0.80
WinTrac	****	Minneapolis	****	113182	466016	8/30/2008	Invoice #1104272 - Interest Expense	1104272	2.47
WinTrac	****	Minneapolis	****	145257	564561	8/30/2008	Invoice #1104121 - Interest Expense	1104121	0.60
WinTrac	****	Minneapolis	****	145540	565756	8/30/2008	Invoice #1104130 - Interest Expense	1104130	3.36
WinTrac	****	Minneapolis	****	149599	577128	8/30/2008	Invoice #1104178 - Interest Expense	1104178	1.26
WinTrac	****	Minneapolis	****	149599	577274	8/30/2008	Invoice #1104180 - Interest Expense	1104180	1.84
WinTrac	****	Minneapolis	****	144807	562425	8/30/2008	Invoice #1104105 - Interest Expense	1104105	1.36
WinTrac	****	Minneapolis	****	145062	563763	8/30/2008	Invoice #1104239 - Interest Expense	1104239	1.62
WinTrac	****	Minneapolis	****	145033	563756	8/30/2008	Invoice #1104237 - Interest Expense	1104237	0.88
WinTrac	****	Minneapolis	****	144756	569941	8/30/2008	Invoice #1104213 - Interest Expense	1104213	1.11
WinTrac	****	Minneapolis	****	140139	567400	8/30/2008	Invoice #1104208 - Interest Expense	1104208	1.11
WinTrac	****	Minneapolis	****	144812	571015	8/30/2008	Invoice #1104252 - Interest Expense	1104252	1.11
WinTrac	****	Minneapolis	****	144646	571358	8/30/2008	Invoice #1104163 - Interest Expense	1104163	0.36
WinTrac	****	Minneapolis	****	144061	564077	8/30/2008	Invoice #1104117 - Interest Expense	1104117	0.58
WinTrac	****	Minneapolis	****	146008	566465	8/30/2008	Invoice #1104246 - Interest Expense	1104246	1.11
WinTrac	****	Minneapolis	****	150592	580217	8/30/2008	Invoice #1104184 - Interest Expense	1104184	2.46
WinTrac	****	Minneapolis	****	142749	562271	8/30/2008	Invoice #1104101 - Interest Expense	1104101	1.46
WinTrac	****	Minneapolis	****	142749	562272	8/30/2008	Invoice #1104102 - Interest Expense	1104102	1.21
WinTrac	****	Minneapolis	****	150594	580479	8/30/2008	Invoice #1104185 - Interest Expense	1104185	0.92
WinTrac	****	Minneapolis	****	145277	572689	8/30/2008	Invoice #1104170 - Interest Expense	1104170	0.98
WinTrac	****	Minneapolis	****	148502	573905	8/30/2008	Invoice #1104175 - Interest Expense	1104175	2.55

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Minneapolis	****	147304	569866	8/30/2008	Invoice #1104330 - Interest Expense	1104330	0.84
WinTrac	****	Minneapolis	****	147304	570027	8/30/2008	Invoice #1104331 - Interest Expense	1104331	4.56
WinTrac	****	Minneapolis	****	147377	580476	8/30/2008	Invoice #1104353 - Interest Expense	1104353	2.78
WinTrac	****	Minneapolis	****	145020	564084	8/30/2008	Invoice #1104293 - Interest Expense	1104293	3.62
WinTrac	****	Minneapolis	****	143514	559698	8/30/2008	Invoice #1104088 - Interest Expense	1104088	9.52
WinTrac	****	Minneapolis	****	145239	570152	8/30/2008	Invoice #1104159 - Interest Expense	1104159	2.69
WinTrac	****	Minneapolis	****	145042	563761	8/30/2008	Invoice #1104292 - Interest Expense	1104292	0.66
WinTrac	****	Minneapolis	****	146068	567582	8/30/2008	Invoice #1104324 - Interest Expense	1104324	0.77
WinTrac	****	Minneapolis	****	151189	585134	8/30/2008	Invoice #1104200 - Interest Expense	1104200	5.55
WinTrac	****	Minneapolis	****	152238	585006	8/30/2008	Invoice #1104357 - Interest Expense	1104357	2.78
WinTrac	****	Minneapolis	****	146272	566842	8/30/2008	Invoice #1104137 - Interest Expense	1104137	3.57
WinTrac	****	Minneapolis	****	144938	565886	8/30/2008	Invoice #1104245 - Interest Expense	1104245	1.41
WinTrac	****	Minneapolis	****	148050	573391	8/30/2008	Invoice #1104255 - Interest Expense	1104255	12.21
WinTrac	****	Minneapolis	****	104735	440374	8/30/2008	Invoice #1104270 - Interest Expense	1104270	1.02
WinTrac	****	Minneapolis	****	104735	440375	8/30/2008	Invoice #1104271 - Interest Expense	1104271	1.49
WinTrac	****	Minneapolis	****	144769	568877	8/30/2008	Invoice #1104210 - Interest Expense	1104210	1.11
WinTrac	****	Minneapolis	****	145268	567837	8/30/2008	Invoice #1104249 - Interest Expense	1104249	0.46
WinTrac	****	Minneapolis	****	137128	543062	8/30/2008	Invoice #1104074 - Interest Expense	1104074	1.90
WinTrac	****	Minneapolis	****	146120	565979	8/30/2008	Invoice #1104305 - Interest Expense	1104305	1.08
WinTrac	****	Minneapolis	****	146120	566679	8/30/2008	Invoice #1104317 - Interest Expense	1104317	2.26
WinTrac	****	Minneapolis	****	142089	569377	8/30/2008	Invoice #1104211 - Interest Expense	1104211	1.81
WinTrac	****	Minneapolis	****	144611	561844	8/30/2008	Invoice #1104280 - Interest Expense	1104280	1.15
WinTrac	****	Minneapolis	****	142732	563959	8/30/2008	Invoice #1104115 - Interest Expense	1104115	3.44
WinTrac	****	Minneapolis	****	149199	575707	8/30/2008	Invoice #1104343 - Interest Expense	1104343	2.13
WinTrac	****	Minneapolis	****	149199	576640	8/30/2008	Invoice #1104345 - Interest Expense	1104345	1.97
WinTrac	****	Minneapolis	****	137140	541584	8/30/2008	Invoice #1104070 - Interest Expense	1104070	6.89
WinTrac	****	Minneapolis	****	113330	466480	8/30/2008	Invoice #1104060 - Interest Expense	1104060	1.59
WinTrac	****	Minneapolis	****	150270	580571	8/30/2008	Invoice #1104260 - Interest Expense	1104260	2.47
WinTrac	****	Minneapolis	****	144627	566055	8/30/2008	Invoice #1104131 - Interest Expense	1104131	2.82
WinTrac	****	Minneapolis	****	144064	561176	8/30/2008	Invoice #1104096 - Interest Expense	1104096	0.64
WinTrac	****	Minneapolis	****	146641	569926	8/30/2008	Invoice #1104212 - Interest Expense	1104212	1.11
WinTrac	****	Minneapolis	****	144880	572458	8/30/2008	Invoice #1104253 - Interest Expense	1104253	1.11
WinTrac	****	Minneapolis	****	143504	558910	8/30/2008	Invoice #1104278 - Interest Expense	1104278	1.36
WinTrac	****	Minneapolis	****	151025	583863	8/30/2008	Invoice #1104360 - Interest Expense	1104360	1.11
WinTrac	****	Minneapolis	****	125817	505055	8/30/2008	Invoice #1104062 - Interest Expense	1104062	0.52
WinTrac	****	Minneapolis	****	147380	571063	8/30/2008	Invoice #1104334 - Interest Expense	1104334	2.54
WinTrac	****	Minneapolis	****	151533	584070	8/30/2008	Invoice #1104192 - Interest Expense	1104192	1.85
WinTrac	****	Minneapolis	****	146057	574254	8/30/2008	Invoice #1104256 - Interest Expense	1104256	1.11
WinTrac	****	Minneapolis	****	145413	564696	8/30/2008	Invoice #1104242 - Interest Expense	1104242	0.60
WinTrac	****	Minneapolis	****	146781	568158	8/30/2008	Invoice #1104327 - Interest Expense	1104327	2.82
WinTrac	****	Minneapolis	****	145026	563760	8/30/2008	Invoice #1104238 - Interest Expense	1104238	0.68
WinTrac	****	Minneapolis	****	145263	569570	8/30/2008	Invoice #1104156 - Interest Expense	1104156	0.43
WinTrac	****	Minneapolis	****	151794	584534	8/30/2008	Invoice #1104194 - Interest Expense	1104194	2.78
WinTrac	****	Minneapolis	****	151794	584535	8/29/2008	Invoice #1104195 - First Fixed Fee Billing	1104195	36,603.05
WinTrac	****	Minneapolis	****	144974	563655	8/30/2008	Invoice #1104114 - Interest Expense	1104114	0.89
WinTrac	****	Minneapolis	****	145405	566715	8/30/2008	Invoice #1104135 - Interest Expense	1104135	1.05
WinTrac	****	Minneapolis	****	146161	567308	8/30/2008	Invoice #1104323 - Interest Expense	1104323	0.76
WinTrac	****	Minneapolis	****	145935	566015	8/30/2008	Invoice #1104306 - Interest Expense	1104306	0.59
WinTrac	****	Minneapolis	****	145035	562808	8/30/2008	Invoice #1104234 - Interest Expense	1104234	0.68
WinTrac	****	Minneapolis	****	147149	570240	8/30/2008	Invoice #1104160 - Interest Expense	1104160	1.02
WinTrac	****	Minneapolis	****	147029	568837	8/30/2008	Invoice #1104153 - Interest Expense	1104153	1.20
WinTrac	****	Minneapolis	****	147029	569168	8/30/2008	Invoice #1104154 - Interest Expense	1104154	4.78
WinTrac	****	Minneapolis	****	144882	584704	8/30/2008	Invoice #1104267 - Interest Expense	1104267	1.11
WinTrac	****	Minneapolis	****	145937	566469	8/30/2008	Invoice #1104314 - Interest Expense	1104314	0.89
WinTrac	****	Minneapolis	****	146048	578365	8/30/2008	Invoice #1104259 - Interest Expense	1104259	1.11
WinTrac	****	Minneapolis	****	142451	567068	8/30/2008	Invoice #1104207 - Interest Expense	1104207	2.80
WinTrac	****	Minneapolis	****	146900	568403	8/29/2008	Invoice #1103660 - House Hold Goods	1103660	229.47
WinTrac	****	Minneapolis	****	149721	579699	8/30/2008	Invoice #1104183 - Interest Expense	1104183	1.16
WinTrac	****	Minneapolis	****	145757	566051	8/30/2008	Invoice #1104309 - Interest Expense	1104309	0.74
WinTrac	****	Minneapolis	****	145063	563275	8/30/2008	Invoice #1104284 - Interest Expense	1104284	0.74
WinTrac	****	Minneapolis	****	145030	566525	8/30/2008	Invoice #1104315 - Interest Expense	1104315	0.78

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Minneapolis	****	151823	584512	8/30/2008	Invoice #1104266 - Interest Expense	1104266	2.78
WinTrac	****	Minneapolis	****	152211	585518	8/30/2008	Invoice #1104202 - Interest Expense	1104202	3.97
WinTrac	****	Minneapolis	****	136345	536539	8/30/2008	Invoice #1104069 - Interest Expense	1104069	6.12
WinTrac	****	Minneapolis	****	145168	564098	8/30/2008	Invoice #1104118 - Interest Expense	1104118	6.47
WinTrac	****	Minneapolis	****	144691	561996	8/30/2008	Invoice #1104204 - Interest Expense	1104204	1.02
WinTrac	****	Minneapolis	****	151616	583562	8/30/2008	Invoice #1104224 - Interest Expense	1104224	2.78
WinTrac	****	Minneapolis	****	145748	567493	8/30/2008	Invoice #1104146 - Interest Expense	1104146	1.42
WinTrac	****	Minneapolis	****	147375	573175	8/30/2008	Invoice #1104340 - Interest Expense	1104340	1.24
WinTrac	****	Minneapolis	****	149908	577929	8/30/2008	Invoice #1104346 - Interest Expense	1104346	0.43
WinTrac	****	Minneapolis	****	145240	564922	8/30/2008	Invoice #1104128 - Interest Expense	1104128	0.87
WinTrac	****	Minneapolis	****	146163	567029	8/30/2008	Invoice #1104140 - Interest Expense	1104140	0.75
WinTrac	****	Minneapolis	****	143034	557105	8/30/2008	Invoice #1104268 - Interest Expense	1104268	1.16
WinTrac	****	Minneapolis	****	146137	566831	8/30/2008	Invoice #1104318 - Interest Expense	1104318	1.48
WinTrac	****	Minneapolis	****	145261	564309	8/30/2008	Invoice #1104120 - Interest Expense	1104120	0.56
WinTrac	****	Minneapolis	****	133230	526587	8/30/2008	Invoice #1104065 - Interest Expense	1104065	0.78
WinTrac	****	Minneapolis	****	149598	577627	8/29/2008	Invoice #1103680 - House Hold Goods	1103680	2,372.54
WinTrac	****	Minneapolis	****	149598	578270	8/30/2008	Invoice #1104349 - Interest Expense	1104349	0.98
WinTrac	****	Minneapolis	****	145994	566455	8/30/2008	Invoice #1104312 - Interest Expense	1104312	0.60
WinTrac	****	Minneapolis	****	139484	566993	8/29/2008	Invoice #1103671 - Reimbursable CPM Expenses	1103671	2,370.30
WinTrac	****	Minneapolis	****	146065	570149	8/30/2008	Invoice #1104332 - Interest Expense	1104332	0.45
WinTrac	****	Minneapolis	****	147431	571459	8/30/2008	Invoice #1104335 - Interest Expense	1104335	2.32
WinTrac	****	Minneapolis	****	102789	435175	8/30/2008	Invoice #1104269 - Interest Expense	1104269	9.56
WinTrac	****	Minneapolis	****	145010	564932	8/30/2008	Invoice #1104299 - Interest Expense	1104299	4.06
WinTrac	****	Minneapolis	****	131262	520330	8/30/2008	Invoice #1104063 - Interest Expense	1104063	9.73
WinTrac	****	Minneapolis	****	144824	565405	8/30/2008	Invoice #1104244 - Interest Expense	1104244	1.11
WinTrac	****	Minneapolis	****	140028	548262	8/30/2008	Invoice #1104076 - Interest Expense	1104076	4.92
WinTrac	****	Minneapolis	****	146280	567778	8/30/2008	Invoice #1104326 - Interest Expense	1104326	3.10
WinTrac	****	Minneapolis	****	145751	565200	8/30/2008	Invoice #1104301 - Interest Expense	1104301	0.56
WinTrac	****	Minneapolis	****	144970	563253	8/30/2008	Invoice #1104111 - Interest Expense	1104111	0.59
WinTrac	****	Minneapolis	****	144684	564673	8/30/2008	Invoice #1104125 - Interest Expense	1104125	0.66
WinTrac	****	Minneapolis	****	148181	573590	8/30/2008	Invoice #1104173 - Interest Expense	1104173	0.36
WinTrac	****	Minneapolis	****	148181	573602	8/30/2008	Invoice #1104174 - Interest Expense	1104174	1.12
WinTrac	****	Minneapolis	****	145236	566058	8/30/2008	Invoice #1104132 - Interest Expense	1104132	0.75
WinTrac	****	Minneapolis	****	140634	553226	8/30/2008	Invoice #1104230 - Interest Expense	1104230	9.17
WinTrac	****	Minneapolis	****	148945	575768	8/30/2008	Invoice #1104344 - Interest Expense	1104344	2.55
WinTrac	****	Minneapolis	****	141936	556481	8/30/2008	Invoice #1104275 - Interest Expense	1104275	1.05
WinTrac	****	Minneapolis	****	142896	571092	8/30/2008	Invoice #1104161 - Interest Expense	1104161	3.47
WinTrac	****	Minneapolis	****	151634	583242	8/30/2008	Invoice #1104264 - Interest Expense	1104264	5.55
WinTrac	****	Minneapolis	****	145404	565378	8/30/2008	Invoice #1104304 - Interest Expense	1104304	0.93
WinTrac	****	Minneapolis	****	145061	564108	8/30/2008	Invoice #1104240 - Interest Expense	1104240	0.88
WinTrac	****	Minneapolis	****	144700	561868	8/30/2008	Invoice #1104281 - Interest Expense	1104281	3.79
WinTrac	****	Minneapolis	****	146661	570154	8/30/2008	Invoice #1104214 - Interest Expense	1104214	1.11
WinTrac	****	Minneapolis	****	146162	567162	8/30/2008	Invoice #1104321 - Interest Expense	1104321	5.84
WinTrac	****	Minneapolis	****	144749	566031	8/30/2008	Invoice #1104205 - Interest Expense	1104205	1.11
WinTrac	****	Minneapolis	****	144062	560696	8/30/2008	Invoice #1104094 - Interest Expense	1104094	0.73
WinTrac	****	Minneapolis	****	148780	574088	8/30/2008	Invoice #1104373 - Interest Expense	1104373	1.73
WinTrac	****	Minneapolis	****	148771	574069	8/30/2008	Invoice #1104365 - Interest Expense	1104365	1.73
WinTrac	****	Minneapolis	****	148821	574180	8/30/2008	Invoice #1104401 - Interest Expense	1104401	1.73
WinTrac	****	Minneapolis	****	148792	574111	8/30/2008	Invoice #1104381 - Interest Expense	1104381	1.53
WinTrac	****	Minneapolis	****	148794	574115	8/30/2008	Invoice #1104383 - Interest Expense	1104383	1.63
WinTrac	****	Minneapolis	****	148782	574092	8/30/2008	Invoice #1104375 - Interest Expense	1104375	1.73
WinTrac	****	Minneapolis	****	148798	574125	8/30/2008	Invoice #1104386 - Interest Expense	1104386	1.73
WinTrac	****	Minneapolis	****	148812	574159	8/30/2008	Invoice #1104395 - Interest Expense	1104395	1.05
WinTrac	****	Minneapolis	****	148829	574206	8/30/2008	Invoice #1104404 - Interest Expense	1104404	1.73
WinTrac	****	Minneapolis	****	148774	574075	8/30/2008	Invoice #1104368 - Interest Expense	1104368	1.73
WinTrac	****	Minneapolis	****	148816	574169	8/30/2008	Invoice #1104397 - Interest Expense	1104397	1.73
WinTrac	****	Minneapolis	****	148770	574067	8/30/2008	Invoice #1104364 - Interest Expense	1104364	1.05
WinTrac	****	Minneapolis	****	148767	574060	8/30/2008	Invoice #1104363 - Interest Expense	1104363	1.73
WinTrac	****	Minneapolis	****	148817	574171	8/30/2008	Invoice #1104398 - Interest Expense	1104398	1.34
WinTrac	****	Minneapolis	****	148773	574073	8/30/2008	Invoice #1104367 - Interest Expense	1104367	1.63
WinTrac	****	Minneapolis	****	148818	574173	8/30/2008	Invoice #1104399 - Interest Expense	1104399	1.73

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Minneapolis	****	148805	574139	8/30/2008	Invoice #1104390 - Interest Expense	1104390	1.73
WinTrac	****	Minneapolis	****	148795	574117	8/30/2008	Invoice #1104384 - Interest Expense	1104384	1.15
WinTrac	****	Minneapolis	****	148813	574162	8/30/2008	Invoice #1104396 - Interest Expense	1104396	1.73
WinTrac	****	Minneapolis	****	143189	568589	8/30/2008	Invoice #1104361 - Interest Expense	1104361	0.50
WinTrac	****	Minneapolis	****	148776	574079	8/30/2008	Invoice #1104369 - Interest Expense	1104369	1.63
WinTrac	****	Minneapolis	****	148824	574190	8/30/2008	Invoice #1104402 - Interest Expense	1104402	1.73
WinTrac	****	Minneapolis	****	148793	574113	8/30/2008	Invoice #1104382 - Interest Expense	1104382	1.73
WinTrac	****	Minneapolis	****	148820	574178	8/30/2008	Invoice #1104400 - Interest Expense	1104400	1.73
WinTrac	****	Minneapolis	****	148801	574131	8/30/2008	Invoice #1104389 - Interest Expense	1104389	1.44
WinTrac	****	Minneapolis	****	148790	574105	8/30/2008	Invoice #1104379 - Interest Expense	1104379	1.73
WinTrac	****	Minneapolis	****	148800	574129	8/30/2008	Invoice #1104388 - Interest Expense	1104388	1.73
WinTrac	****	Minneapolis	****	148786	574098	8/30/2008	Invoice #1104377 - Interest Expense	1104377	1.73
WinTrac	****	Minneapolis	****	148810	574154	8/30/2008	Invoice #1104393 - Interest Expense	1104393	1.73
WinTrac	****	Minneapolis	****	148779	574086	8/30/2008	Invoice #1104372 - Interest Expense	1104372	1.73
WinTrac	****	Minneapolis	****	148781	574090	8/30/2008	Invoice #1104374 - Interest Expense	1104374	1.73
WinTrac	****	Minneapolis	****	148806	574141	8/30/2008	Invoice #1104391 - Interest Expense	1104391	1.05
WinTrac	****	Minneapolis	****	148785	574096	8/30/2008	Invoice #1104376 - Interest Expense	1104376	1.05
WinTrac	****	Minneapolis	****	148778	574084	8/30/2008	Invoice #1104371 - Interest Expense	1104371	1.73
WinTrac	****	Minneapolis	****	148811	574157	8/30/2008	Invoice #1104394 - Interest Expense	1104394	1.73
WinTrac	****	Minneapolis	****	148788	574102	8/30/2008	Invoice #1104378 - Interest Expense	1104378	1.73
WinTrac	****	Minneapolis	****	148772	574071	8/30/2008	Invoice #1104366 - Interest Expense	1104366	1.73
WinTrac	****	Minneapolis	****	128176	512041	8/30/2008	Invoice #1104362 - Interest Expense	1104362	4.46
WinTrac	****	Minneapolis	****	148808	574147	8/30/2008	Invoice #1104392 - Interest Expense	1104392	0.48
WinTrac	****	Minneapolis	****	148796	574119	8/30/2008	Invoice #1104385 - Interest Expense	1104385	1.73
WinTrac	****	Minneapolis	****	148825	574194	8/30/2008	Invoice #1104403 - Interest Expense	1104403	1.73
WinTrac	****	Minneapolis	****	148791	574107	8/30/2008	Invoice #1104380 - Interest Expense	1104380	1.44
WinTrac	****	Minneapolis	****	148777	574081	8/30/2008	Invoice #1104370 - Interest Expense	1104370	1.74
WinTrac	****	Minneapolis	****	148799	574127	8/30/2008	Invoice #1104387 - Interest Expense	1104387	1.73
WinTrac	****	Cleveland	****	144494	561741	8/29/2008	Invoice #1103945 - Second Fixed Fee Billing	1103945	14,436.67
WinTrac	****	Cleveland	****	151136	582195	8/29/2008	Invoice #1103946 - Second Fixed Fee Billing	1103946	15,000.97
WinTrac	****	New Jersey	****	151821	583609	8/29/2008	Invoice #1103736 - Reimbursable CPM Expenses	1103736	6,162.50
WinTrac	****	New Jersey	****	150675	580240	8/29/2008	Invoice #1103646 - Reimbursable CPM Expenses	1103646	5,000.00
WinTrac	****	New Jersey	****	153432	588440	8/29/2008	Invoice #1103581 - CPM	1103581	325.00
WinTrac	****	New Jersey	****	152076	584285	8/29/2008	Invoice #1103586 - CPM	1103586	325.00
WinTrac	****	New Jersey	****	152076	584285	8/29/2008	Invoice #1103587 - Miscellaneous Client Costs	1103587	300.00
WinTrac	****	New Jersey	****	153383	588377	8/29/2008	Invoice #1103742 - Reimbursable CPM Expenses	1103742	2,500.00
WinTrac	****	Minneapolis	****	147954	572605	8/30/2008	Invoice #1104408 - Interest Expense	1104408	19.81
WinTrac	****	Minneapolis	****	140476	549323	8/30/2008	Invoice #1104410 - Interest Expense	1104410	24.19
WinTrac	****	Minneapolis	****	140476	550018	8/30/2008	Invoice #1104411 - Interest Expense	1104411	1.33
WinTrac	****	Minneapolis	****	140811	573008	8/30/2008	Invoice #1104409 - Interest Expense	1104409	5.73
WinTrac	****	Minneapolis	****	140811	573008	8/30/2008	Invoice #1103923 - House Hold Goods	1103923	11,644.81
WinTrac	****	Minneapolis	****	147637	570897	8/30/2008	Invoice #1104407 - Interest Expense	1104407	3.71
WinTrac	****	Minneapolis	****	138365	544624	8/30/2008	Invoice #1104412 - Interest Expense	1104412	7.43
WinTrac	****	Minneapolis	****	146826	570506	8/30/2008	Invoice #1104406 - Interest Expense	1104406	5.55
WinTrac	****	Minneapolis	****	139579	546570	8/30/2008	Invoice #1104405 - Interest Expense	1104405	1.88
WinTrac	****	Minneapolis	****	145381	563660	8/30/2008	Invoice #1104413 - Interest Expense	1104413	1.77
Service Engine	****	Global	****	9599	5621	8/28/2008	Payment #98839 - Inv 001274 08-02197	137328	520.00
Service Engine	****	Global	****	43309	36905	8/28/2008	Payment #98871 - Inv 001274 08-02541	137376	43.14
Service Engine	****	Global	****	43309	36905	8/28/2008	Payment #98871 - Inv 001274 08-02541	137375	826.92
Service Engine	****	Global	****	46144	39407	8/28/2008	Payment #98822 - Inv 001274 08-02195	137293	1,128.00
Service Engine	****	Global	****	46144	39407	8/28/2008	Payment #98822 - Inv 001274 08-02195	137294	240.00
Service Engine	****	Global	****	46203	39462	8/28/2008	Payment #98827 - Inv 001274 08-02187	137303	210.00
Service Engine	****	Global	****	46203	39462	8/28/2008	Payment #98827 - Inv 001274 08-02187	137302	987.00
Service Engine	****	Global	****	46203	39462	8/28/2008	Payment #98827 - Inv 001274 08-02187	137304	100.00
Service Engine	****	Global	****	46203	39462	8/28/2008	Payment #98827 - Inv 001274 08-02187	137305	950.00
Service Engine	****	Global	****	43286	36882	8/28/2008	Payment #98824 - Inv 001274 08-02544	137297	571.92
Service Engine	****	Global	****	41660	35475	8/28/2008	Payment #98831 - Inv 001274 08-02183	137312	799.00
Service Engine	****	Global	****	41660	35475	8/28/2008	Payment #98831 - Inv 001274 08-02183	137313	170.00
Service Engine	****	Global	****	41660	35475	8/28/2008	Payment #98832 - Inv 001274 08-02200	137314	517.00
Service Engine	****	Global	****	41660	35475	8/28/2008	Payment #98832 - Inv 001274 08-02200	137315	110.00
Service Engine	****	Global	****	41660	35475	8/28/2008	Payment #98829 - Inv 001274 08-02199	137308	376.00

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
Service Engine	****	Global	****	41660	35475	8/28/2008	Payment #98833 - Inv 001274 08-02179	137317	110.00
Service Engine	****	Global	****	41660	35475	8/28/2008	Payment #98829 - Inv 001274 08-02199	137309	80.00
Service Engine	****	Global	****	41660	35475	8/28/2008	Payment #98833 - Inv 001274 08-02179	137316	517.00
Service Engine	****	Global	****	39774	33830	8/28/2008	Payment #98900 - Inv 001274 08-02545	137419	257.18
Service Engine	****	Global	****	39774	33830	8/28/2008	Payment #98900 - Inv 001274 08-02545	137418	771.40
Service Engine	****	Global	****	35746	30605	8/28/2008	Payment #98834 - Inv 001274 08-02534	137318	474.66
Service Engine	****	Global	****	48673	41776	8/28/2008	Payment #98835 - Inv 001274 08-02211	137319	100.00
Service Engine	****	Global	****	48673	41776	8/28/2008	Payment #98835 - Inv 001274 08-02211	137320	950.00
Service Engine	****	Global	****	48673	41776	8/28/2008	Payment #98837 - Inv 001274 08-02192	137323	100.00
Service Engine	****	Global	****	48673	41776	8/28/2008	Payment #98837 - Inv 001274 08-02192	137324	950.00
Service Engine	****	Global	****	44342	37823	8/28/2008	Payment #98838 - Inv 001274 08-02176	137325	240.00
Service Engine	****	Global	****	44342	37823	8/28/2008	Payment #98838 - Inv 001274 08-02176	137327	950.00
Service Engine	****	Global	****	44342	37823	8/28/2008	Payment #98838 - Inv 001274 08-02176	137326	100.00
Service Engine	****	Global	****	40024	34044	8/28/2008	Payment #98884 - Inv 001274 08-02198	137394	684.00
Service Engine	****	Global	****	37025	31654	8/28/2008	Payment #98840 - Inv 001274 08-02202	137329	480.00
Service Engine	****	Global	****	47765	40914	8/29/2008	Payment #99035 - Inv IN-US 00072179	137644	169.00
Service Engine	****	Global	****	47765	40914	8/29/2008	Payment #99035 - Inv IN-US 00072179	137645	30.24
Service Engine	****	Global	****	47765	40914	8/29/2008	Payment #99035 - Inv IN-US 00072179	137646	8.45
Service Engine	****	Global	****	52596	45328	8/28/2008	Payment #98424 - Inv 2008 78	137572	303.00
Service Engine	****	Global	****	52596	45328	8/28/2008	Payment #98424 - Inv 2008 78	137573	1,894.00
Service Engine	****	Global	****	33500	28580	8/28/2008	Payment #98856 - Inv 001274 08-02556	137355	517.68
Service Engine	****	Global	****	33500	28580	8/28/2008	Payment #98857 - Inv 001274 08-02555	137356	388.26
Service Engine	****	Global	****	33500	28580	8/28/2008	Payment #98857 - Inv 001274 08-02555	137357	26.97
Service Engine	****	Global	****	45187	38586	8/28/2008	Payment #98859 - Inv 001274 08-02552	137360	571.92
Service Engine	****	Global	****	40158	34170	8/29/2008	Payment #99047 - Inv 09847128 0824	137664	3,450.00
Service Engine	****	Global	****	43588	37143	8/28/2008	Payment #98902 - Inv 001274 08-02554	137421	206.73
Service Engine	****	Global	****	41891	35669	8/28/2008	Payment #98863 - Inv 001274 08-02253	137366	855.00
Service Engine	****	Global	****	41891	35669	8/28/2008	Payment #98861 - Inv 001274 08-02216	137362	564.00
Service Engine	****	Global	****	41891	35669	8/28/2008	Payment #98861 - Inv 001274 08-02216	137363	120.00
Service Engine	****	Global	****	41891	35669	8/28/2008	Payment #98862 - Inv 001274 08-02217	137364	282.00
Service Engine	****	Global	****	41891	35669	8/28/2008	Payment #98862 - Inv 001274 08-02217	137365	60.00
Service Engine	****	Global	****	37660	32161	8/28/2008	Payment #98864 - Inv 001274 08-02551	137367	328.96
Service Engine	****	Global	****	14301	9868	8/28/2008	Payment #98865 - Inv 001274 08-02209	137368	300.00
Service Engine	****	Global	****	33582	28659	8/28/2008	Payment #98869 - Inv 001274 08-02542	137373	220.40
Service Engine	****	Global	****	42772	36413	8/28/2008	Payment #98882 - Inv 001274 08-02553	137391	220.40
Service Engine	****	Global	****	42772	36413	8/28/2008	Payment #98882 - Inv 001274 08-02553	137392	73.48
Service Engine	****	Global	****	50733	43673	8/29/2008	Payment #99033 - Inv IN-US00073538	137642	165.00
Service Engine	****	Global	****	50733	43673	8/29/2008	Payment #99033 - Inv IN-US00073538	137640	1,300.00
Service Engine	****	Global	****	50733	43673	8/29/2008	Payment #99033 - Inv IN-US00073538	137641	98.00
Service Engine	****	Global	****	34414	29412	8/28/2008	Payment #98885 - Inv 001274 08-02215	137396	400.00
Service Engine	****	Global	****	45802	39113	8/28/2008	Payment #98888 - Inv 001274 08-02190	137401	240.00
Service Engine	****	Global	****	45802	39113	8/28/2008	Payment #98889 - Inv 001274 08-02191	137403	160.00
Service Engine	****	Global	****	45802	39113	8/28/2008	Payment #98888 - Inv 001274 08-02190	137400	1,128.00
Service Engine	****	Global	****	45802	39113	8/28/2008	Payment #98889 - Inv 001274 08-02191	137402	752.00
Service Engine	****	Global	****	52360	45141	8/28/2008	Payment #98890 - Inv 001274 08-02540	137404	330.60
Service Engine	****	Global	****	52360	45141	8/28/2008	Payment #98890 - Inv 001274 08-02540	137405	110.22
Service Engine	****	Global	****	42835	36475	8/28/2008	Payment #98895 - Inv 001274 08-02543	137410	385.70
Service Engine	****	Global	****	42835	36475	8/28/2008	Payment #98895 - Inv 001274 08-02543	137411	128.59
Service Engine	****	Global	****	18573	13781	8/28/2008	Payment #98893 - Inv 001274 08-02547	137408	381.28
Service Engine	****	Global	****	13157	8893	8/28/2008	Payment #98899 - Inv 001274 08-02549	137417	76.08
Service Engine	****	Global	****	13157	8893	8/28/2008	Payment #98899 - Inv 001274 08-02549	137416	876.36
Service Engine	****	Global	****	46801	40016	8/28/2008	Payment #98867 - Inv 001274 08-02196	137371	705.00
Service Engine	****	Global	****	48525	41640	8/28/2008	Payment #98907 - Inv 001274 08-02538	137429	950.00
Service Engine	****	Global	****	48525	41640	8/28/2008	Payment #98909 - Inv 001274 08-02537	137431	318.90
Service Engine	****	Global	****	48525	41640	8/28/2008	Payment #98909 - Inv 001274 08-02537	137432	300.00
Service Engine	****	Global	****	48525	41640	8/28/2008	Payment #98907 - Inv 001274 08-02538	137427	318.90
Service Engine	****	Global	****	48525	41640	8/28/2008	Payment #98907 - Inv 001274 08-02538	137428	300.00
Service Engine	****	Global	****	48525	41640	8/28/2008	Payment #98909 - Inv 001274 08-02537	137433	950.00
Service Engine	****	Global	****	40650	34579	8/28/2008	Payment #98904 - Inv 001274 08-02214	137424	1,680.00
WinTrac	****	Chicago	****	148823	575126	8/29/2008	Invoice #1103795 - Miscellaneous	1103795	175.00
WinTrac	****	New Jersey	****	134636	531117	8/29/2008	Invoice #1103762 - House Hold Goods	1103762	9,312.10

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Minneapolis	****	146988	568795	8/30/2008	Invoice #1104417 - Interest Expense	1104417	1.23
WinTrac	****	Chicago	****	150255	578899	8/29/2008	Invoice #1103822 - Reimbursable CPM Expenses	1103822	514.00
WinTrac	****	Chicago	****	150255	578899	8/29/2008	Invoice #1103600 - Reimbursable CPM Expenses	1103600	5,163.75
WinTrac	****	Chicago	****	145774	571601	8/29/2008	Invoice #1103721 - Reimbursable CPM Expenses	1103721	250.00
WinTrac	****	Chicago	****	151357	582079	8/29/2008	Invoice #1103592 - Reimbursable CPM Expenses	1103592	3,886.95
WinTrac	****	Chicago	****	124186	499825	8/29/2008	Invoice #1103887 - Reimbursable CPM Expenses	1103887	2,754.37
WinTrac	****	Minneapolis	****	110129	458452	8/30/2008	Invoice #1104424 - Interest Expense	1104424	15.85
WinTrac	****	Minneapolis	****	101229	441007	8/29/2008	Invoice #1103879 - CPM	1103879	35.00
WinTrac	****	Minneapolis	****	103569	440625	8/29/2008	Invoice #1103825 - Reimbursable CPM Expenses	1103825	3,600.00
WinTrac	****	Minneapolis	****	103569	440625	8/29/2008	Invoice #1103827 - CPM	1103827	104.36
WinTrac	****	Minneapolis	****	100966	440756	8/29/2008	Invoice #1103830 - Reimbursable CPM Expenses	1103830	4,077.00
WinTrac	****	Minneapolis	****	100966	440756	8/29/2008	Invoice #1103831 - CPM	1103831	104.36
WinTrac	****	Minneapolis	****	148028	571877	8/29/2008	Invoice #1103689 - Reimbursable CPM Expenses	1103689	1,000.00
WinTrac	****	Minneapolis	****	109496	454822	8/29/2008	Invoice #1103878 - CPM	1103878	46.63
WinTrac	****	Minneapolis	****	101673	441308	8/29/2008	Invoice #1103662 - Reimbursable CPM Expenses	1103662	1,740.00
WinTrac	****	Minneapolis	****	101115	445742	8/29/2008	Invoice #1103835 - CPM	1103835	94.50
WinTrac	****	Minneapolis	****	101115	445742	8/29/2008	Invoice #1103833 - Reimbursable CPM Expenses	1103833	1,972.66
WinTrac	****	Minneapolis	****	100765	440391	8/29/2008	Invoice #1103836 - Reimbursable CPM Expenses	1103836	3,431.00
WinTrac	****	Minneapolis	****	100765	440391	8/29/2008	Invoice #1103837 - CPM	1103837	104.36
WinTrac	****	Minneapolis	****	151465	582693	8/29/2008	Invoice #1104427 - First Fixed Fee Billing	1104427	21,587.80
WinTrac	****	Minneapolis	****	144839	562816	8/29/2008	Invoice #1103880 - Final Equity Reimbursement	1103880	22,395.58
WinTrac	****	Minneapolis	****	153402	588472	8/29/2008	Invoice #1103884 - CPM	1103884	685.00
WinTrac	****	Minneapolis	****	153402	588472	8/29/2008	Invoice #1103886 - Reimbursable CPM Expenses	1103886	4,186.84
WinTrac	****	Minneapolis	****	151024	582096	8/29/2008	Invoice #1103917 - Reimbursable CPM Expenses	1103917	18,050.00
WinTrac	****	Minneapolis	****	153071	588138	8/29/2008	Invoice #1103868 - Reimbursable CPM Expenses	1103868	8,101.55
WinTrac	****	Minneapolis	****	153071	588138	8/29/2008	Invoice #1103863 - CPM	1103863	685.00
WinTrac	****	Minneapolis	****	144133	562863	8/30/2008	Invoice #1104429 - Interest Expense	1104429	11.81
WinTrac	****	Minneapolis	****	128694	513617	8/29/2008	Invoice #1104430 - Re-bill	1104430	21,596.00
WinTrac	****	Minneapolis	****	146703	568776	8/29/2008	Invoice #1104431 - Reconciliation Billing	1104431	30,171.51
WinTrac	****	Chicago	****	138827	544308	8/29/2008	Invoice #1103723 - Interest Expense	1103723	15.94
WinTrac	****	Chicago	****	146742	567963	8/29/2008	Invoice #1103811 - Interest Expense	1103811	56.01
WinTrac	****	Chicago	****	138641	543698	8/29/2008	Invoice #1103717 - Interest Expense	1103717	51.78
WinTrac	****	Chicago	****	133470	527342	8/29/2008	Invoice #1103679 - Interest Expense	1103679	62.74
WinTrac	****	Chicago	****	133683	528014	8/29/2008	Invoice #1103682 - Interest Expense	1103682	1.03
WinTrac	****	Chicago	****	140611	549749	8/29/2008	Invoice #1103759 - Interest Expense	1103759	43.14
WinTrac	****	Chicago	****	138146	542137	8/29/2008	Invoice #1103711 - Interest Expense	1103711	0.54
WinTrac	****	Chicago	****	139571	546545	8/29/2008	Invoice #1103752 - Interest Expense	1103752	147.38
WinTrac	****	Chicago	****	145493	564944	8/29/2008	Invoice #1103810 - Interest Expense	1103810	29.15
WinTrac	****	Chicago	****	142847	556221	8/29/2008	Invoice #1103790 - Interest Expense	1103790	19.94
WinTrac	****	Chicago	****	135750	534599	8/29/2008	Invoice #1103691 - Interest Expense	1103691	112.10
WinTrac	****	Chicago	****	144172	561787	8/29/2008	Invoice #1103803 - Interest Expense	1103803	63.25
WinTrac	****	Chicago	****	141000	550996	8/29/2008	Invoice #1103763 - Interest Expense	1103763	72.18
WinTrac	****	Chicago	****	139125	545200	8/29/2008	Invoice #1103726 - Interest Expense	1103726	98.63
WinTrac	****	Chicago	****	140695	550009	8/29/2008	Invoice #1103760 - Interest Expense	1103760	91.46
WinTrac	****	Chicago	****	120477	488532	8/29/2008	Invoice #1103668 - Interest Expense	1103668	28.26
WinTrac	****	Chicago	****	134843	531751	8/29/2008	Invoice #1103686 - Interest Expense	1103686	92.42
WinTrac	****	Chicago	****	144931	562496	8/29/2008	Invoice #1103807 - Interest Expense	1103807	38.41
WinTrac	****	Chicago	****	137509	540115	8/29/2008	Invoice #1103697 - Interest Expense	1103697	12.88
WinTrac	****	Chicago	****	133793	528361	8/29/2008	Invoice #1103683 - Interest Expense	1103683	110.41
WinTrac	****	Chicago	****	137347	539597	8/29/2008	Invoice #1103696 - Interest Expense	1103696	201.00
WinTrac	****	Chicago	****	142882	556324	8/29/2008	Invoice #1103792 - Interest Expense	1103792	117.52
WinTrac	****	Chicago	****	138074	541913	8/29/2008	Invoice #1103701 - Interest Expense	1103701	0.35
WinTrac	****	Chicago	****	140989	550953	8/29/2008	Invoice #1103761 - Interest Expense	1103761	31.51
WinTrac	****	Chicago	****	135105	532640	8/29/2008	Invoice #1103690 - Interest Expense	1103690	0.80
WinTrac	****	Chicago	****	131239	520243	8/29/2008	Invoice #1103674 - Interest Expense	1103674	16.56
WinTrac	****	Chicago	****	142507	555238	8/29/2008	Invoice #1103782 - Interest Expense	1103782	174.67
WinTrac	****	Chicago	****	143527	558248	8/29/2008	Invoice #1103796 - Interest Expense	1103796	55.56
WinTrac	****	Chicago	****	137189	539160	8/29/2008	Invoice #1103695 - Interest Expense	1103695	40.56
WinTrac	****	Chicago	****	145322	563739	8/29/2008	Invoice #1103808 - Interest Expense	1103808	15.73
WinTrac	****	Chicago	****	119592	485878	8/29/2008	Invoice #1103666 - Interest Expense	1103666	36.87
WinTrac	****	Chicago	****	134912	531946	8/29/2008	Invoice #1103687 - Interest Expense	1103687	1.72

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Chicago	****	139597	546633	8/29/2008	Invoice #1103753 - Interest Expense	1103753	31.37
WinTrac	****	Chicago	****	138669	543781	8/29/2008	Invoice #1103718 - Interest Expense	1103718	149.63
WinTrac	****	Chicago	****	150741	580221	8/29/2008	Invoice #1103861 - Reimbursable CPM Expenses	1103861	143.91
WinTrac	****	Chicago	****	141838	553277	8/29/2008	Invoice #1103767 - Interest Expense	1103767	82.68
Service Engine	****	Global	****	52149	44959	8/29/2008	Invoice #47837-1 - Fee	165668	100.00
WinTrac	****	Chicago	****	136340	536522	8/29/2008	Invoice #1103692 - Interest Expense	1103692	24.50
WinTrac	****	Chicago	****	139530	546408	8/29/2008	Invoice #1103751 - Interest Expense	1103751	13.28
WinTrac	****	Chicago	****	139145	545266	8/29/2008	Invoice #1103727 - Interest Expense	1103727	49.30
WinTrac	****	Chicago	****	139497	546337	8/29/2008	Invoice #1103750 - Interest Expense	1103750	27.42
Service Engine	****	Global	****	41776	35578	8/29/2008	Invoice #47833-1 - Fee	165659	100.00
WinTrac	****	Chicago	****	142668	555725	8/29/2008	Invoice #1103788 - Interest Expense	1103788	26.95
WinTrac	****	Chicago	****	138828	544311	8/29/2008	Invoice #1103724 - Interest Expense	1103724	23.93
WinTrac	****	Chicago	****	138114	542035	8/29/2008	Invoice #1103710 - Interest Expense	1103710	18.89
Service Engine	****	Global	****	42712	36360	8/29/2008	Invoice #47834-1 - Fee	165661	100.00
WinTrac	****	Chicago	****	136630	537404	8/29/2008	Invoice #1103693 - Interest Expense	1103693	106.23
WinTrac	****	Chicago	****	127079	508704	8/29/2008	Invoice #1103672 - Interest Expense	1103672	184.06
WinTrac	****	Chicago	****	138821	544292	8/29/2008	Invoice #1103720 - Interest Expense	1103720	27.21
WinTrac	****	Chicago	****	138148	542143	8/29/2008	Invoice #1103712 - Interest Expense	1103712	30.90
WinTrac	****	Chicago	****	142591	555492	8/29/2008	Invoice #1103785 - Interest Expense	1103785	38.06
WinTrac	****	Chicago	****	132348	523771	8/29/2008	Invoice #1103677 - Interest Expense	1103677	23.64
WinTrac	****	Chicago	****	140039	547896	8/29/2008	Invoice #1103757 - Interest Expense	1103757	57.51
WinTrac	****	Chicago	****	131405	520772	8/29/2008	Invoice #1103676 - Interest Expense	1103676	5.76
WinTrac	****	Chicago	****	142890	556343	8/29/2008	Invoice #1103794 - Interest Expense	1103794	332.71
WinTrac	****	Chicago	****	144600	561400	8/29/2008	Invoice #1103800 - Interest Expense	1103800	91.20
WinTrac	****	Chicago	****	138825	544303	8/29/2008	Invoice #1103722 - Interest Expense	1103722	0.25
Service Engine	****	Global	****	42903	36541	8/28/2008	Payment #98817 - Temp Living Taxi: Airport to Hotel (07/06/08)	137284	88.00
WinTrac	****	Chicago	****	125870	505196	8/29/2008	Invoice #1103670 - Interest Expense	1103670	304.76
WinTrac	****	Chicago	****	134960	532202	8/29/2008	Invoice #1103688 - Interest Expense	1103688	176.08
WinTrac	****	Chicago	****	144776	562457	8/29/2008	Invoice #1103805 - Interest Expense	1103805	32.95
WinTrac	****	Chicago	****	137540	540198	8/29/2008	Invoice #1103698 - Interest Expense	1103698	0.49
WinTrac	****	Chicago	****	129450	516018	8/29/2008	Invoice #1103673 - Interest Expense	1103673	665.18
WinTrac	****	Chicago	****	133939	528855	8/29/2008	Invoice #1103684 - Interest Expense	1103684	70.63
WinTrac	****	Chicago	****	139695	546889	8/29/2008	Invoice #1103755 - Interest Expense	1103755	11.39
WinTrac	****	Chicago	****	145445	564637	8/29/2008	Invoice #1103809 - Interest Expense	1103809	21.50
WinTrac	****	Chicago	****	144556	561290	8/29/2008	Invoice #1103799 - Interest Expense	1103799	46.33
WinTrac	****	Chicago	****	140182	548364	8/29/2008	Invoice #1103758 - Interest Expense	1103758	84.66
WinTrac	****	Chicago	****	138318	542615	8/29/2008	Invoice #1103715 - Interest Expense	1103715	11.49
WinTrac	****	Chicago	****	138173	542221	8/29/2008	Invoice #1103714 - Interest Expense	1103714	38.88
WinTrac	****	Chicago	****	144668	561658	8/29/2008	Invoice #1103801 - Interest Expense	1103801	18.59
WinTrac	****	Chicago	****	137878	541286	8/29/2008	Invoice #1103700 - Interest Expense	1103700	50.89
WinTrac	****	Chicago	****	139048	544950	8/29/2008	Invoice #1103725 - Interest Expense	1103725	32.22
WinTrac	****	Chicago	****	125638	504457	8/29/2008	Invoice #1103669 - Interest Expense	1103669	1.41
WinTrac	****	Chicago	****	134803	531631	8/29/2008	Invoice #1103685 - Interest Expense	1103685	1.78
WinTrac	****	Chicago	****	138172	542218	8/29/2008	Invoice #1103713 - Interest Expense	1103713	0.63
WinTrac	****	Chicago	****	141322	551978	8/29/2008	Invoice #1103765 - Interest Expense	1103765	241.83
WinTrac	****	Chicago	****	144173	561790	8/29/2008	Invoice #1103804 - Interest Expense	1103804	9.22
WinTrac	****	Chicago	****	138593	543546	8/29/2008	Invoice #1103716 - Interest Expense	1103716	69.27
WinTrac	****	Minneapolis	****	142554	555717	8/30/2008	Invoice #1104035 - Interest Expense	1104035	14.96
WinTrac	****	Minneapolis	****	145297	563353	8/30/2008	Invoice #1104036 - Interest Expense	1104036	9.41
WinTrac	****	Minneapolis	****	140886	550791	8/30/2008	Invoice #1104436 - Interest Expense	1104436	8.39
WinTrac	****	Minneapolis	****	149618	576683	8/30/2008	Invoice #1104439 - Interest Expense	1104439	2.88
WinTrac	****	Minneapolis	****	142608	555551	8/30/2008	Invoice #1104437 - Interest Expense	1104437	9.83
WinTrac	****	Minneapolis	****	149755	577143	8/30/2008	Invoice #1104440 - Interest Expense	1104440	7.28
WinTrac	****	Minneapolis	****	142850	556229	8/30/2008	Invoice #1104438 - Interest Expense	1104438	17.17
Service Engine	****	Global	****	43798	37327	8/29/2008	Invoice #47920-1 - Fee	165874	400.00
Service Engine	****	Global	****	42333	36054	8/29/2008	Invoice #47920-3 - Fee	165876	400.00
Service Engine	****	Global	****	42333	36054	8/29/2008	Invoice #47920-2 - Fee	165875	600.00
Service Engine	****	Global	****	41437	35265	8/29/2008	Invoice #47920-4 - Fee	165877	350.00
WinTrac	****	New Jersey	****	147812	572498	8/29/2008	Invoice #1103933 - Reconciliation Billing	1103933	20,451.54
Service Engine	****	Global	****	47298	40465	8/29/2008	Invoice #47920-5 - Fee	165878	400.00
WinTrac	****	Minneapolis	****	121590	503048	8/30/2008	Invoice #1104444 - Interest Expense	1104444	14.33

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Minneapolis	****	142526	555339	8/30/2008	Invoice #1104446 - Interest Expense	1104446	10.96
WinTrac	****	Minneapolis	****	143236	558603	8/30/2008	Invoice #1104441 - Interest Expense	1104441	5.15
WinTrac	****	Minneapolis	****	126033	506594	8/30/2008	Invoice #1104442 - Interest Expense	1104442	4.19
WinTrac	****	Minneapolis	****	132980	526008	8/30/2008	Invoice #1104445 - Interest Expense	1104445	2.10
WinTrac	****	Minneapolis	****	144180	560338	8/30/2008	Invoice #1104443 - Interest Expense	1104443	13.74
WinTrac	****	Minneapolis	****	145534	564122	8/30/2008	Invoice #1104447 - Interest Expense	1104447	1.68
WinTrac	****	Minneapolis	****	146253	566440	8/30/2008	Invoice #1104448 - Interest Expense	1104448	1.40
WinTrac	****	Cleveland	****	152483	585657	8/29/2008	Invoice #1103611 - Reimbursable CPM Expenses	1103611	300.00
WinTrac	****	Cleveland	****	149855	577440	8/29/2008	Invoice #1103595 - Reimbursable CPM Expenses	1103595	97.52
WinTrac	****	Cleveland	****	152710	588403	8/29/2008	Invoice #1103619 - Reimbursable CPM Expenses	1103619	2,500.00
WinTrac	****	Cleveland	****	152710	588403	8/29/2008	Invoice #1103614 - CPM	1103614	300.00
WinTrac	****	Cleveland	****	152616	588284	8/29/2008	Invoice #1103787 - Reimbursable CPM Expenses	1103787	5,612.50
WinTrac	****	Cleveland	****	151509	582819	8/29/2008	Invoice #1103872 - Reimbursable CPM Expenses	1103872	884.52
WinTrac	****	Cleveland	****	147471	571657	8/29/2008	Invoice #1103955 - Fixed Fee TSF Task	1103955	1,972.50
WinTrac	****	Minneapolis	****	146152	566631	8/30/2008	Invoice #1104467 - Interest Expense	1104467	2.41
WinTrac	****	Minneapolis	****	144605	561458	8/30/2008	Invoice #1104458 - Interest Expense	1104458	1.74
WinTrac	****	Minneapolis	****	139206	546178	8/30/2008	Invoice #1104453 - Interest Expense	1104453	1.01
WinTrac	****	Minneapolis	****	142637	555632	8/30/2008	Invoice #1104469 - Interest Expense	1104469	3.11
WinTrac	****	Minneapolis	****	144440	561206	8/30/2008	Invoice #1104455 - Interest Expense	1104455	2.67
WinTrac	****	Minneapolis	****	149058	575750	8/29/2008	Invoice #1103913 - Reimbursable CPM Expenses	1103913	366.82
WinTrac	****	Minneapolis	****	146006	566349	8/30/2008	Invoice #1104473 - Interest Expense	1104473	1.09
WinTrac	****	Minneapolis	****	146428	570209	8/30/2008	Invoice #1104475 - Interest Expense	1104475	12.04
WinTrac	****	Minneapolis	****	146706	568805	8/30/2008	Invoice #1104461 - Interest Expense	1104461	2.62
WinTrac	****	Minneapolis	****	148914	575424	8/30/2008	Invoice #1104464 - Interest Expense	1104464	0.80
WinTrac	****	Minneapolis	****	145326	563518	8/30/2008	Invoice #1104460 - Interest Expense	1104460	14.88
WinTrac	****	Minneapolis	****	143914	559537	8/30/2008	Invoice #1104466 - Interest Expense	1104466	8.82
WinTrac	****	Minneapolis	****	153389	588478	8/29/2008	Invoice #1103919 - CPM	1103919	24.00
WinTrac	****	Minneapolis	****	153389	588478	8/29/2008	Invoice #1103920 - CPM	1103920	450.00
WinTrac	****	Minneapolis	****	147765	571786	8/29/2008	Invoice #1103699 - Fixed Fee Interest Billing	1103699	1,589.84
WinTrac	****	Minneapolis	****	147765	571787	8/30/2008	Invoice #1104476 - Interest Expense	1104476	1.76
WinTrac	****	Minneapolis	****	148617	573887	8/30/2008	Invoice #1104463 - Interest Expense	1104463	10.43
WinTrac	****	Minneapolis	****	110888	459012	8/30/2008	Invoice #1104465 - Interest Expense	1104465	31.98
WinTrac	****	Minneapolis	****	145668	564557	8/30/2008	Invoice #1104472 - Interest Expense	1104472	0.93
WinTrac	****	Minneapolis	****	139353	548079	8/30/2008	Invoice #1104449 - Interest Expense	1104449	1.31
WinTrac	****	Minneapolis	****	148706	578755	8/29/2008	Invoice #1103914 - Reimbursable CPM Expenses	1103914	6,888.00
WinTrac	****	Minneapolis	****	147644	570694	8/30/2008	Invoice #1104485 - Interest Expense	1104485	11.40
WinTrac	****	Minneapolis	****	142129	554136	8/30/2008	Invoice #1104450 - Interest Expense	1104450	5.31
WinTrac	****	Minneapolis	****	147543	572088	8/30/2008	Invoice #1104482 - Interest Expense	1104482	1.88
WinTrac	****	Minneapolis	****	144555	561428	8/30/2008	Invoice #1104457 - Interest Expense	1104457	1.25
WinTrac	****	Minneapolis	****	148916	575152	8/30/2008	Invoice #1104477 - Interest Expense	1104477	7.49
WinTrac	****	Minneapolis	****	147205	569282	8/30/2008	Invoice #1104474 - Interest Expense	1104474	1.24
WinTrac	****	Minneapolis	****	143788	559002	8/30/2008	Invoice #1104471 - Interest Expense	1104471	22.14
WinTrac	****	Minneapolis	****	114552	470419	8/30/2008	Invoice #1104479 - Interest Expense	1104479	20.58
WinTrac	****	Minneapolis	****	151354	582370	8/29/2008	Invoice #1103573 - Reimbursable CPM Expenses	1103573	70.36
WinTrac	****	Minneapolis	****	141119	551350	8/29/2008	Invoice #1103576 - Reimbursable CPM Expenses	1103576	23,109.90
WinTrac	****	Minneapolis	****	142861	556275	8/29/2008	Invoice #1103820 - Reimbursable CPM Expenses	1103820	8,594.50
WinTrac	****	Minneapolis	****	109715	455519	8/30/2008	Invoice #1104451 - Interest Expense	1104451	0.79
WinTrac	****	Minneapolis	****	139413	546072	8/30/2008	Invoice #1104478 - Interest Expense	1104478	7.86
WinTrac	****	Minneapolis	****	132528	524331	8/30/2008	Invoice #1104484 - Interest Expense	1104484	13.29
WinTrac	****	Minneapolis	****	132080	522953	8/29/2008	Invoice #1103579 - Reimbursable CPM Expenses	1103579	3,307.07
WinTrac	****	Minneapolis	****	131333	520551	8/30/2008	Invoice #1104452 - Interest Expense	1104452	0.29
WinTrac	****	Minneapolis	****	142618	555582	8/30/2008	Invoice #1104468 - Interest Expense	1104468	1.51
WinTrac	****	Minneapolis	****	140569	549615	8/30/2008	Invoice #1104480 - Interest Expense	1104480	14.50
WinTrac	****	Minneapolis	****	140569	549616	8/30/2008	Invoice #1104481 - Interest Expense	1104481	2.04
WinTrac	****	Minneapolis	****	144558	562180	8/30/2008	Invoice #1104459 - Interest Expense	1104459	1.54
WinTrac	****	Minneapolis	****	139272	545666	8/30/2008	Invoice #1104486 - Interest Expense	1104486	3.77
WinTrac	****	Minneapolis	****	139272	545666	8/29/2008	Invoice #1103915 - Reimbursable CPM Expenses	1103915	1,719.37
WinTrac	****	Minneapolis	****	143055	557234	8/30/2008	Invoice #1104470 - Interest Expense	1104470	2.38
WinTrac	****	Minneapolis	****	143055	557235	8/29/2008	Invoice #1103648 - Reimbursable CPM Expenses	1103648	124,732.94
WinTrac	****	Minneapolis	****	153100	588421	8/29/2008	Invoice #1103921 - CPM	1103921	24.00
WinTrac	****	Minneapolis	****	153100	588421	8/29/2008	Invoice #1103922 - Reimbursable CPM Expenses	1103922	7,764.05

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Minneapolis	****	141943	553600	8/30/2008	Invoice #1104454 - Interest Expense	1104454	1.10
WinTrac	****	Minneapolis	****	144547	561415	8/30/2008	Invoice #1104456 - Interest Expense	1104456	2.63
WinTrac	****	Minneapolis	****	152823	586568	8/29/2008	Invoice #1103571 - CPM	1103571	24.00
WinTrac	****	Minneapolis	****	152823	586568	8/29/2008	Invoice #1103572 - CPM	1103572	450.00
WinTrac	****	Minneapolis	****	146889	568600	8/29/2008	Invoice #1103574 - Reimbursable CPM Expenses	1103574	5,232.83
WinTrac	****	Minneapolis	****	149977	577807	8/30/2008	Invoice #1104483 - Interest Expense	1104483	1.06
WinTrac	****	Minneapolis	****	150044	578778	8/29/2008	Invoice #1103649 - Equity Advance Reimbursement	1103649	12,052.74
WinTrac	****	Chicago	****	144536	565493	8/29/2008	Invoice #1103897 - Reimbursable CPM Expenses	1103897	1,000.00
Service Engine	****	Global	****	44423	37898	8/29/2008	Invoice #47838-6 - Fee	165674	750.00
Service Engine	****	Global	****	44426	37901	8/29/2008	Invoice #47839-1 - Fee	165675	750.00
Service Engine	****	Global	****	44427	37902	8/29/2008	Invoice #47840-1 - Fee	165676	750.00
Service Engine	****	Global	****	47971	41104	8/29/2008	Invoice #47843-3 - Fee	165681	175.00
Service Engine	****	Global	****	47971	41104	8/29/2008	Invoice #47843-2 - Fee	165680	500.00
Service Engine	****	Global	****	47971	41104	8/29/2008	Invoice #47843-1 - Fee	165679	750.00
WinTrac	****	Chicago	****	149608	576974	8/29/2008	Invoice #1103881 - Reimbursable CPM Expenses	1103881	1,531.65
WinTrac	****	Chicago	****	140041	547905	8/29/2008	Invoice #1103631 - House Hold Goods	1103631	2,358.49
WinTrac	****	Chicago	****	151437	584208	8/29/2008	Invoice #1103781 - Reimbursable CPM Expenses	1103781	8,130.00
WinTrac	****	Chicago	****	145290	564155	8/29/2008	Invoice #1103896 - Reimbursable CPM Expenses	1103896	1,146.80
WinTrac	****	Chicago	****	151040	582141	8/29/2008	Invoice #1103768 - Reimbursable CPM Expenses	1103768	400.00
WinTrac	****	Chicago	****	145503	566570	8/29/2008	Invoice #1103766 - Reimbursable CPM Expenses	1103766	90.00
WinTrac	****	Chicago	****	149876	577839	8/29/2008	Invoice #1103748 - House Hold Goods	1103748	3,173.82
WinTrac	****	Chicago	****	152082	584885	8/29/2008	Invoice #1103793 - Reimbursable CPM Expenses	1103793	5,400.00
WinTrac	****	Chicago	****	152082	584885	8/29/2008	Invoice #1103789 - Reimbursable CPM Expenses	1103789	1,398.39
WinTrac	****	Chicago	****	152082	584885	8/29/2008	Invoice #1103791 - Reimbursable CPM Expenses	1103791	292.75
WinTrac	****	Chicago	****	153109	587555	8/29/2008	Invoice #1103780 - Reimbursable CPM Expenses	1103780	5,000.00
WinTrac	****	Chicago	****	152247	584906	8/29/2008	Invoice #1103841 - CPM	1103841	495.00
WinTrac	****	Chicago	****	152923	587096	8/29/2008	Invoice #1103857 - Reimbursable CPM Expenses	1103857	8,130.00
WinTrac	****	Chicago	****	151864	583685	8/29/2008	Invoice #1103777 - Reimbursable CPM Expenses	1103777	5,000.00
WinTrac	****	Chicago	****	152411	587113	8/29/2008	Invoice #1103847 - CPM	1103847	495.00
WinTrac	****	Chicago	****	153382	588214	8/29/2008	Invoice #1103604 - CPM	1103604	495.00
WinTrac	****	Chicago	****	143228	557348	8/29/2008	Invoice #1103746 - House Hold Goods	1103746	125.00
WinTrac	****	Chicago	****	142003	553760	8/29/2008	Invoice #1103797 - Reimbursable CPM Expenses	1103797	261.00
WinTrac	****	Chicago	****	149105	575083	8/29/2008	Invoice #1103644 - House Hold Goods	1103644	1,476.71
WinTrac	****	Chicago	****	119632	486043	8/29/2008	Invoice #1103806 - Reimbursable CPM Expenses	1103806	625.00
WinTrac	****	Chicago	****	152134	584798	8/29/2008	Invoice #1103775 - Reimbursable CPM Expenses	1103775	2,000.00
WinTrac	****	Chicago	****	147576	570649	8/29/2008	Invoice #1103859 - Reimbursable CPM Expenses	1103859	1,476.23
WinTrac	****	Chicago	****	147664	570851	8/29/2008	Invoice #1103770 - Reimbursable CPM Expenses	1103770	9,758.00
WinTrac	****	Chicago	****	150051	578369	8/29/2008	Invoice #1103866 - Reimbursable CPM Expenses	1103866	104.72
WinTrac	****	Chicago	****	153006	587135	8/29/2008	Invoice #1103849 - CPM	1103849	495.00
WinTrac	****	Chicago	****	143923	559484	8/29/2008	Invoice #1103743 - House Hold Goods	1103743	6,382.41
WinTrac	****	Chicago	****	141886	553408	8/29/2008	Invoice #1103764 - Reimbursable CPM Expenses	1103764	90.00
WinTrac	****	Chicago	****	151921	584273	8/29/2008	Invoice #1103773 - Reimbursable CPM Expenses	1103773	6,872.00
WinTrac	****	Chicago	****	151545	582742	8/29/2008	Invoice #1103855 - CPM	1103855	150.00
WinTrac	****	Chicago	****	153293	588168	8/29/2008	Invoice #1103784 - Reimbursable CPM Expenses	1103784	5,000.00
WinTrac	****	Chicago	****	149666	576966	8/29/2008	Invoice #1103738 - House Hold Goods	1103738	3,747.48
WinTrac	****	Chicago	****	134465	530552	8/29/2008	Invoice #1103802 - Reimbursable CPM Expenses	1103802	568.48
WinTrac	****	Chicago	****	153296	588091	8/29/2008	Invoice #1103598 - CPM	1103598	200.00
WinTrac	****	Chicago	****	151212	581648	8/29/2008	Invoice #1103756 - House Hold Goods	1103756	2,283.77
WinTrac	****	Chicago	****	152311	585279	8/29/2008	Invoice #1103858 - CPM	1103858	495.00
WinTrac	****	Minneapolis	****	149250	576128	8/29/2008	Invoice #1104488 - Reconciliation Billing	1104488	17,564.47
WinTrac	****	Minneapolis	****	139728	547017	8/29/2008	Invoice #1104489 - Reserve	1104489	35,250.00
WinTrac	****	Minneapolis	****	149225	575865	8/29/2008	Invoice #1104491 - Reconciliation Billing	1104491	15,287.86
WinTrac	****	Minneapolis	****	143998	561215	8/29/2008	Invoice #1104490 - Reconciliation Billing	1104490	30,245.68
WinTrac	****	Minneapolis	****	145883	567381	8/29/2008	Invoice #1104493 - Reserve	1104493	26,050.00
WinTrac	****	Cleveland	****	150834	580581	8/29/2008	Invoice #1103584 - CPM	1103584	100.00
WinTrac	****	Cleveland	****	79164	367884	8/30/2008	Invoice #1103960 - Interest Expense	1103960	10.16
WinTrac	****	Cleveland	****	93166	407891	8/30/2008	Invoice #1103963 - Interest Expense	1103963	1.44
WinTrac	****	Cleveland	****	145117	562874	8/29/2008	Invoice #1103645 - Reimbursable CPM Expenses	1103645	3,294.00
WinTrac	****	Cleveland	****	109145	453786	8/29/2008	Invoice #1103734 - CPM	1103734	200.00
WinTrac	****	Cleveland	****	151461	582401	8/29/2008	Invoice #1103826 - Reimbursable CPM Expenses	1103826	1,328.04
WinTrac	****	Cleveland	****	153447	588436	8/29/2008	Invoice #1103580 - CPM	1103580	600.00

Sirva New Billed

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Ref Id	Amount
WinTrac	****	Cleveland	****	145102	562830	8/29/2008	Invoice #1103681 - Reimbursable CPM Expenses	1103681	85.00
WinTrac	****	Cleveland	****	149717	585538	8/29/2008	Invoice #1103798 - House Hold Goods	1103798	395.00
WinTrac	****	Cleveland	****	149717	585538	8/29/2008	Invoice #1103786 - House Hold Goods	1103786	395.00
WinTrac	****	Cleveland	****	149717	585538	8/29/2008	Invoice #1103771 - House Hold Goods	1103771	13,173.99
WinTrac	****	Cleveland	****	149717	585538	8/29/2008	Invoice #1103754 - House Hold Goods	1103754	100.00
WinTrac	****	Cleveland	****	81057	373045	8/30/2008	Invoice #1103961 - Interest Expense	1103961	10.16
WinTrac	****	Cleveland	****	85954	386728	8/30/2008	Invoice #1103962 - Interest Expense	1103962	81.85
WinTrac	****	Cleveland	****	146009	565594	8/30/2008	Invoice #1103965 - Interest Expense	1103965	10.16
WinTrac	****	Cleveland	****	80974	372852	8/30/2008	Invoice #1103958 - Interest Expense	1103958	10.16
WinTrac	****	Cleveland	****	74269	353386	8/30/2008	Invoice #1103964 - Interest Expense	1103964	4.39
WinTrac	****	Cleveland	****	81031	372987	8/30/2008	Invoice #1103959 - Interest Expense	1103959	10.16
WinTrac	****	Cleveland	****	145821	588246	8/29/2008	Invoice #1103812 - House Hold Goods	1103812	395.00
WinTrac	****	Cleveland	****	117473	479316	8/30/2008	Invoice #1103956 - Interest Expense	1103956	21.59
WinTrac	****	Cleveland	****	117473	479317	8/30/2008	Invoice #1103957 - Interest Expense	1103957	14.39
WinTrac	****	Cleveland	****	149943	580633	8/29/2008	Invoice #1103950 - Second Fixed Fee Billing	1103950	12,888.57
WinTrac	****	Cleveland	****	153021	587194	8/29/2008	Invoice #1103889 - CPM	1103889	140.00
WinTrac	****	Cleveland	****	153387	588219	8/29/2008	Invoice #1103616 - CPM	1103616	150.00
WinTrac	****	Cleveland	****	152370	585517	8/29/2008	Invoice #1103637 - Reimbursable CPM Expenses	1103637	227.93
WinTrac	****	Cleveland	****	153423	588339	8/29/2008	Invoice #1103630 - Reimbursable CPM Expenses	1103630	2,201.83
WinTrac	****	Cleveland	****	153423	588339	8/29/2008	Invoice #1103629 - Reimbursable CPM Expenses	1103629	15,758.40
WinTrac	****	Cleveland	****	153423	588339	8/29/2008	Invoice #1103628 - CPM	1103628	150.00
WinTrac	****	Cleveland	****	153184	588536	8/29/2008	Invoice #1103834 - Reimbursable CPM Expenses	1103834	2,769.00
WinTrac	****	Chicago	****	141132	551398	8/29/2008	Invoice #1103891 - Reimbursable CPM Expenses	1103891	2,063.00
WinTrac	****	Chicago	****	86994	389857	8/29/2008	Invoice #1104533 - Reserve	1104533	77,175.00
WinTrac	****	Minneapolis	****	150766	581120	8/29/2008	Invoice #1103882 - Reimbursable CPM Expenses	1103882	4,445.46
WinTrac	****	Minneapolis	****	128965	514496	8/29/2008	Invoice #1104494 - Reconciliation Billing	1104494	66,680.57
WinTrac	****	Minneapolis	****	149392	581060	8/29/2008	Invoice #1103647 - Reimbursable CPM Expenses	1103647	340.00
WinTrac	****	Chicago	****	144904	562294	8/29/2008	Invoice #1103894 - Reimbursable CPM Expenses	1103894	474.00
Service Engine	****	Global	****	48929	42022	8/29/2008	Invoice #47842-1 - Fee	165678	350.00
WinTrac	****	Minneapolis	****	151394	582221	8/29/2008	Invoice #1103890 - Reimbursable CPM Expenses	1103890	190.50
WinTrac	****	Minneapolis	****	151444	582449	8/29/2008	Invoice #1104497 - First Fixed Fee Billing	1104497	36,223.00
WinTrac	****	Minneapolis	****	147889	584311	8/30/2008	Invoice #1104498 - Interest Expense	1104498	22.05
WinTrac	****	Minneapolis	****	152519	585637	8/29/2008	Invoice #1104499 - First Fixed Fee Billing	1104499	26,566.50
WinTrac	****	Chicago	****	152604	586236	8/29/2008	Invoice #1103848 - Reimbursable CPM Expenses	1103848	1,320.00
WinTrac	****	Minneapolis	****	150287	578919	8/29/2008	Invoice #1103659 - Reimbursable CPM Expenses	1103659	2,597.99

									1,666,348.02

Invoice Adjustments

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Category	Amount
WinTrac	****	New Jersey	****	151867	584080	8/29/2008	Invoice #1103422 - Void Invoice	First Fixed Fee Billing	(212,472.50)
WinTrac	****	Chicago	****	149503	576880	8/29/2008	Invoice #1078204 - Write Off	First Fixed Fee Billing	(48,504.23)
WinTrac	****	Cleveland	****	141730	552999	8/29/2008	Invoice #1068099 - Credit Memo	Interest Expense	(16.65)

									(260,993.38)

Reclass

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Category	Amount
WinTrac	****	Minneapolis	****	145454	564518	8/29/2008	Equity Reclass from Inventory	(60,000.00)
WinTrac	****	Chicago	****	141016	551044	8/31/2008	Equity Reclass from Inventory	(111,000.00)
WinTrac	****	Minneapolis	****	149250	576128	8/29/2008	Equity Reclass from Reconciliation	(9.69)
WinTrac	****	Minneapolis	****	149225	575865	8/29/2008	Equity Reclass from Reconciliation	(9,834.90)

								(180,844.59)

Sirva Excess

Source	Client Name	Profit Center	Transferee	Trans ID	Auth ID	Effective Date	Description	Category	Amount
WinTrac	****	Cleveland	****	140810	555204	8/29/2008	Invoice #1102965 - Payment	Fixed Fee Referral Fees	2,887.50
WinTrac	****	Cleveland	****	149411	576081	8/29/2008	Invoice #1102786 - Payment	Destination Billing	1,990.52
WinTrac	****	Minneapolis	****	144700	561868	8/29/2008	Invoice #1102032 - Payment	Destination Billing	750.00
WinTrac	****	Cleveland	****	138196	542285	8/29/2008	Invoice #1095185 - Payment	HMA Referral Fees	1,155.00
WinTrac	****	Cleveland	****	147733	570924	8/29/2008	Invoice #1103694 - Payment	Proceeds	62,030.06
WinTrac	****	Cleveland	****	147733	570924	8/29/2008	Invoice #1102967 - Payment	Fixed Fee Referral Fees	2,714.25
WinTrac	****	Cleveland	****	132949	525701	8/29/2008	Invoice #1090185 - Payment	Escrow	1,371.45
WinTrac	****	Cleveland	****	132949	525701	8/29/2008	Invoice #1102114 - Payment	Miscellaneous	33.32
Service Engine	****	Global	****	49151	42228	8/29/2008	Invoice #45835-1 - Payment	Global Removal	6,278.45
WinTrac	****	New Jersey	****	138937	544637	8/29/2008	Invoice #1103702 - Payment	Proceeds	65,834.08
WinTrac	****	New Jersey	****	138937	544637	8/29/2008	Invoice #1102022 - Payment	Fixed Fee Referral Fees	6,783.00
WinTrac	****	New Jersey	****	148546	573477	8/29/2008	Invoice #1099608 - Payment	House Hold Goods	12,613.19
WinTrac	****	Cleveland	****	145984	580724	8/29/2008	Invoice #1091189 - Payment	Reimbursable CPM Expenses	3,018.00
WinTrac	****	Cleveland	****	145984	580724	8/29/2008	Invoice #1091125 - Payment	CPM	350.00
WinTrac	****	Chicago	****	148610	573940	8/29/2008	Invoice #1102507 - Payment	Traditional Referral Fee	5,670.00
WinTrac	****	New Jersey	****	100063	428294	8/29/2008	Invoice #1091529 - Payment	Escrow	1,719.83
WinTrac	****	New Jersey	****	100063	428294	8/29/2008	Invoice #1091530 - Payment	Miscellaneous	126.78
WinTrac	****	New Jersey	****	100063	428294	8/29/2008	Invoice #1102138 - Payment	Miscellaneous	2.44
WinTrac	****	New Jersey	****	147812	572498	8/29/2008	Invoice #1103329 - Payment	Proceeds	51,436.67
WinTrac	****	New Jersey	****	147812	572498	8/29/2008	Invoice #1102422 - Payment	Traditional Referral Fee	2,073.75
WinTrac	****	Cleveland	****	146017	565629	8/29/2008	Invoice #1102595 - Payment	Destination Billing	10,000.00
WinTrac	****	Cleveland	****	149338	577072	8/29/2008	Invoice #1102437 - Payment	Fixed Fee Referral Fees	4,137.00
WinTrac	****	Cleveland	****	138704	543913	8/29/2008	Invoice #1095698 - Payment	Miscellaneous	300.00

									243,275.29

Client	Case #	EE Name	EQ Debit 1640	EA Debit 164X	MP Debit 162X	Total	Program Type
	1707930	****	39,873.59	—	—	39,873.59	Buyer Value Option
86	****		39,873.59	—	—	39,873.59
	1737414	****	1,835.69	—	—	1,835.69	Regular Sale Program
	1796488	****	272,615.02	—	—	272,615.02	Regular Sale Program
2800	****		274,450.71	—	—	274,450.71
	1794442	****	—	—	—	—	Amended Value
	1795562	****	368.75	—	—	368.75	Amended Value
	1799444	****	2,913.60	—	—	2,913.60	Amended Value
3200	****		3,282.35	—	—	3,282.35
	1806114	****	100,000.00	—	—	100,000.00	Buyer Value Option
3780	****		100,000.00	—	—	100,000.00
	1812939	****	—	17,500.00	—	17,500.00	Regular Sale Program
5150	****		—	17,500.00	—	17,500.00
	1766864	****	17,926.93	—	—	17,926.93	Regular Sale Program
	1786172	****	—	—	—	—	Regular Sale Program
5500	****		17,926.93	—	—	17,926.93
	1722174	****	2,000.00	—	—	2,000.00	Buyer Value Option
7870	****		2,000.00	—	—	2,000.00

	Funding Totals: LASALLE		437,533.58	17,500.00	—	455,033.58

Case #	EE Name	HS DB 7100	DestDB 7101	HS CR 7100	DestCR 7101	Total	Type
585108	****	300.00				300.00
579820	****	2,979.88				2,979.88
584542	****	300.00				300.00
583576	****	300.00				300.00
577463	****	300.00				300.00
583989	****	300.00				300.00
588380	****	300.00				300.00
767	****	4,779.88				4,779.88
588511	****	550.00				550.00
584067	****	433.90				433.90
584067	****	427.30				427.30
584067	****	447.67				447.67
576151	****	525.00				525.00
773	****	2,383.87				2,383.87
584974	****	200.00				200.00
584633	****	200.00				200.00
587134	****	200.00				200.00
586657	****	200.00				200.00
585690	****	200.00				200.00
584000	****	200.00				200.00
587902	****	200.00				200.00
584649	****	200.00				200.00
584972	****	200.00				200.00
586345	****	200.00				200.00
585756	****	200.00				200.00
585457	****	200.00				200.00
586654	****	200.00				200.00
583117	****	200.00				200.00
574882	****	10,292.21				10,292.21
586660	****	200.00				200.00
587300	****	200.00				200.00
774	****	13,492.21				13,492.21
588348	****	18,000.00				18,000.00
779	****	18,000.00				18,000.00
587864	****	12,650.00				12,650.00
587585	****	5,227.50				5,227.50
587906	****	4,000.00				4,000.00
587824	****	4,000.00				4,000.00
3016	****	25,877.50				25,877.50
1667939	****	—	—	—	(3,718.60)	(3,718.60)	Regular Sale Program
1799983	****	—	—	—	(35.93)	(35.93)	Selective Assistance
1801163	****	—	—	—	—	—	Regular Sale Program
1801686	****	—	—	—	(35.93)	(35.93)	Selective Assistance
3200	****	—	—	—	(3,790.46)	(3,790.46)
40762		84,150.00	—	—	—	84,150.00	Buyer Value Option
3615	****	84,150.00	—	—	—	84,150.00
1364472	****	—	25.05	—	(25.05)	—	Selective Assistance
6770	****	—	25.05	—	(25.05)	—
1453807	****	—	121.34	—	—	121.34	Selective Assistance
1456121	****	—	213.60	—	—	213.60	Selective Assistance
1483714	****	—	493.06	—	—	493.06	Selective Assistance
1485016	****	—	85.20	—	—	85.20	Selective Assistance
1509276	****	—	150.00	—	—	150.00	Selective Assistance
1520695	****	—	41.60	—	—	41.60	Selective Assistance
1526340	****	—	346.80	—	—	346.80	Selective Assistance
1539183	****	—	150.00	—	—	150.00	Selective Assistance
1554433	****	—	156.20	—	—	156.20	Selective Assistance
1556339	****	—	157.32	—	—	157.32	Selective Assistance
1575481	****	—	116.50	—	—	116.50	Selective Assistance
1581678	****	—	281.20	—	—	281.20	Selective Assistance
1594079	****	—	4,248.73	—	—	4,248.73	Regular Sale Program
1597914	****	—	279.08	—	—	279.08	Selective Assistance
1598848	****	—	485.08	—	—	485.08	Selective Assistance
1598945	****	—	395.50	—	—	395.50	Selective Assistance
1608320	****	—	261.40	—	—	261.40	Selective Assistance
1614967	****	—	—	—	(415.00)	(415.00)	Selective Assistance
1615270	****	—	126.56	—	—	126.56	Selective Assistance
1618555	****	—	1,094.40	—	—	1,094.40	Selective Assistance
1620622	****	—	49.00	—	—	49.00	Selective Assistance
1625284	****	—	320.49	—	—	320.49	Selective Assistance
1625292	****	—	270.00	—	—	270.00	Selective Assistance
1636987	****	—	135.00	—	—	135.00	Selective Assistance
1639382	****	—	204.27	—	—	204.27	Selective Assistance
1648381	****	—	253.20	—	—	253.20	Selective Assistance

Case #	EE Name	HS DB 7100	DestDB 7101	HS CR 7100	DestCR 7101	Total	Type
1649698	****	—	453.00	—	—	453.00	Selective Assistance
1652443	****	—	11,330.86	—	—	11,330.86	Regular Sale Program
1663771	****	—	358.30	—	—	358.30	Selective Assistance
1685015	****	—	566.93	—	—	566.93	Selective Assistance
1690469	****	—	302.20	—	—	302.20	Selective Assistance
1696319	****	—	136.80	—	—	136.80	Selective Assistance
1715437	****	—	2,847.97	—	—	2,847.97	Regular Sale Program
1725750	****	—	49.60	—	—	49.60	Selective Assistance
1737481	****	—	2,477.04	—	—	2,477.04	Buyer Value Option
1743236	****	—	2,063.41	—	—	2,063.41	Buyer Value Option
1749838	****	—	48,605.00	—	—	48,605.00	Amended Value
1756311	****	—	5,291.58	—	—	5,291.58	Regular Sale Program
1757075	****	—	5,692.63	—	—	5,692.63	Regular Sale Program
1758438	****	—	2,957.00	—	—	2,957.00	Buyer Value Option
1760491	****	—	2,453.90	—	—	2,453.90	Selective Assistance
1760645	****	—	8,655.00	—	—	8,655.00	Amended Value
1761536	****	—	11,757.36	—	—	11,757.36	Regular Sale Program
1763237	****	—	3,820.53	—	—	3,820.53	Regular Sale Program
1764209	****	—	11,750.23	—	—	11,750.23	Regular Sale Program
1764381	****	—	125.00	—	—	125.00	Amended Value
1765809	****	—	95.26	—	—	95.26	Selective Assistance
1766325	****	—	566.80	—	—	566.80	Selective Assistance
1766627	****	—	13,885.88	—	—	13,885.88	Buyer Value Option
1767224	****	—	5,363.38	—	—	5,363.38	Regular Sale Program
1767968	****	—	12,418.67	—	—	12,418.67	Regular Sale Program
1769391	****	—	100.00	—	—	100.00	Regular Sale Program
1772988	****	—	189.45	—	—	189.45	Selective Assistance
1773232	****	—	16,540.25	—	—	16,540.25	Regular Sale Program
1773712	****	—	18,863.52	—	—	18,863.52	Amended Value
1778188	****	—	2,206.73	—	—	2,206.73	Selective Assistance
1788213	****	—	5,583.20	—	—	5,583.20	Selective Assistance
1789759	****	—	13,280.00	—	—	13,280.00	Amended Value
1790420	****	—	2,548.23	—	—	2,548.23	Amended Value
1791702	****	—	2,725.00	—	—	2,725.00	Selective Assistance
1792172	****	—	1,657.69	—	—	1,657.69	Selective Assistance
1792768	****	—	2,119.74	—	—	2,119.74	Buyer Value Option
1792792	****	—	5,890.50	—	—	5,890.50	Amended Value
1793934	****	—	5,696.07	—	—	5,696.07	Selective Assistance
1797190	****	—	10,341.16	—	—	10,341.16	Amended Value
1797220	****	—	5,598.00	—	—	5,598.00	Amended Value
1799924	****	—	2,775.00	—	—	2,775.00	Buyer Value Option
1800981	****	—	8,333.15	—	—	8,333.15	Buyer Value Option
1801872	****	—	12,403.58	—	—	12,403.58	Selective Assistance
1805010	****	—	6,190.32	—	—	6,190.32	Buyer Value Option
1806300	****	—	16,930.00	—	—	16,930.00	Amended Value
1808680	****	—	—	—	(100.00)	(100.00)	Selective Assistance
1809679	****	—	5,075.12	—	—	5,075.12	Buyer Value Option
1811134	****	—	3,382.15	—	—	3,382.15	Selective Assistance
1812033	****	—	3,293.43	—	—	3,293.43	Regular Sale Program
1814125	****	—	1,158.93	—	—	1,158.93	Selective Assistance
1814680	****	—	5,049.58	—	—	5,049.58	Regular Sale Program
1815156	****	—	2,329.11	—	—	2,329.11	Amended Value
1815571	****	—	15,480.84	—	—	15,480.84	Buyer Value Option
1817132	****	—	9,477.44	—	—	9,477.44	Buyer Value Option
1819070	****	—	10,000.00	—	—	10,000.00	Buyer Value Option
1819186	****	—	5,015.00	—	—	5,015.00	Selective Assistance
6850	****	—	364,693.05	—	(515.00)	364,178.05

	Funding Totals: LASALLE	148,683.46	364,718.10	—	(4,330.51)	509,071.05

EXHIBIT C-2

FORM OF WEEKLY REPORT

C-2-1	Receivables Sale Agreement

TO:	Zakia Davis	FROM:	Sirva Relocation, LLC
	Wells Fargo Bank, as Agent		Steve Uveges - Asst. Treasurer Phone: (216) 606-4190
	Phone - (312) 845-9846		Alex Csiszar - Director, SPV Reporting & Treasury Phone: (216) 606-4206
	Fax - (312) 845-4222		Fax - (216) 606-7681
Sirva Relocation Credit, LLC, Seller

Wells Fargo Bank., Agent

WEEKLY REPORT

Report Date: 09/12/2008

	SIRVA	SIRVA (ERC)	TOTAL
Beginning Balances
Equities	21,986,673.83	31,885,162.16	53,871,835.99
Billed Items	42,253,445.47	19,802,654.38	62,056,099.85
Unbilled Items	—	10,081,626.88	10,081,626.88

Total Beginning Balances	64,240,119.30	61,769,443.42	126,009,562.72
New Receivables
Equities	2,505,664.00	1,916,884.75	4,422,548.75
Billed Items	8,933,815.07	2,846,640.10	11,780,455.17
Unbilled Items	—	3,451,181.35	3,451,181.35

Total New Receivables	11,439,479.07	8,214,706.20	19,654,185.27
Collections
Equities	(1,580,241.08)	(1,043,646.38)	(2,623,887.46)
Billed Items	(15,641,659.58)	(5,412,437.60)	(21,054,097.18)

Total Collections	(17,221,900.66)	(6,456,083.98)	(23,677,984.64)
Other Reductions
Non Cash Adjustments - Equities	(72,417.24)	—	(72,417.24)
Non Cash Adjustments - Billed	—	—	—
Non Cash Adjustments - Unbilled	—	—	—
#REF!	(72,084.36)		(72,084.36)

Total Other Reductions	(144,501.60)	—	(144,501.60)
Timing Adjustments
Funds Received at Wells Fargo not paid Down	9,154,760.98	450,271.98	9,605,032.96
Funds paid down in transit to Wells Fargo	2,298.68		2,298.68

Total Timing Adjustments	9,157,059.66	450,271.98	9,607,331.64
Reclass between Agings
Equities	(493,451.25)	(502,957.04)	(996,408.29)
Billed Items	493,451.25	2,210,948.02	2,704,399.27
Unbilled Items	—	(1,707,990.98)	(1,707,990.98)

Total Reclass between Agings	—	—	—
Ending Balances
Equities	31,431,203.56	32,705,715.47	64,136,919.03
Billed Items	36,039,052.21	19,447,804.90	55,486,857.11
Unbilled Items	—	11,824,817.25	11,824,817.25

Total Ending Balances	67,470,255.77	63,978,337.62	131,448,593.39
Less Ineligibles
Corporate Obligor Excess Concentrations	—	—	—
Canadian Equity Receivable Excess Concentration	—	—	—
Fixed Fee Equity Receivable Excess Concentration	—	—	—
Unbilled Miscellaneous Receivable Excess Concentration $15M Cap	—	—	—
Winddown Receivable Excess Concentration	—	—	—
Receivables > 360 Days past loan initiation date	(2,227,290.22)	(5,851,411.30)	(8,078,701.52)
Receivables Aged >90 Days After Invoice (WT and SE Source SystemILLEGIBLE	(1,544,169.24)	—	(1,544,169.24)
Receivables Aged > 60 Days from Due Date (Reflections Source SysteILLEGIBLE	—	(639,982.83)	(639,982.83)
Unbilled Miscellaneous Receivables > 30 days	—	(103,998.01)	(103,998.01)
Charge-offs	—	(43,267.15)	(43,267.15)
Adj Over 7 Days on Credit and Rebills	(1,274,417.44)	—	(1,274,417.44)
Cross-aging 50%	(378,136.33)	(115,170.09)	(493,306.42)
Total Ineligibles	(5,424,013.23)	(6,753,829.38)	(12,177,842.61)

Eligible A/R Balance	62,046,242.54	57,224,508.24	119,270,750.78
Reserve Adjustment (10%)	(6,204,624.25)	(5,722,450.82)	(11,927,075.08)
Additional 10% reserve on equities > 180 but < 270	(406,533.58)	(249,256.73)	(655,790.31)
Additional 50% reserve on equities >270 but < 361 equities	(2,024,672.26)	(1,236,959.62)	(3,261,631.88)
Net Available Receivable Balance (B)	53,410,412.45	50,015,841.07	103,426,253.52

Outstanding Loan Balance - Beginning			92,228,823.56
Add: Suppressed Collateral			—

Adjusted Outstanding Loan Balance - Beginning			92,228,823.56
Advance from previous weekly report			610,716.35
Advances from Daily Reports	9,585,586.76	6,982,500.27	16,568,087.03

Total New Purchases Advance	9,585,586.76	6,982,500.27	17,178,803.38
Available Funds received in Collection Accounts	(12,487,001.30)	(8,014,309.51)	(20,501,310.81)
Non Collateral claimed during period (Excess taken)	4,191,273.82	1,805,676.79	5,996,950.61

Net Funds	(8,295,727.48)	(6,208,632.72)	(14,504,360.20)
Reserve Adjustment (10%)	829,572.75	620,863.27	1,450,436.02

Cash Collections Applied to Loan	(7,466,154.73)	(5,587,769.45)	(13,053,924.18)

Outstanding Loan Balance - Ending			96,353,702.76
Less: Increase in Ineligibles Adjustment
Adjusted Outstanding Loan Balance - Ending		(A)	96,353,702.76
Net Available Receivable Balance		(B)	103,426,253.52
			—

Adjusted Net Available Receivable Balance		(C)	103,426,253.52

Incremental Borrowing Request		(C) - (A)	7,072,550.76

The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting with respect to outstanding balances as of September 10, 2008 in accordance with the Amended and Restated Sale Agreement dated as of September XX, 2008 and that all representations and warranties are restated and reaffirmed.

Sirva Relocation, LLC
as Master Servicer By:
Alex L. Csiszar
Title:	Designated Financial Officer

Sirva Relocation Credit, LLC
Master Servicer By:
Alex L. Csiszar
Title:	Designated Financial Officer

TO:	Nadia Khan
Wells Fargo National Bank N.A., as Agent
Phone - (312) 828-2357
Fax - (312) 453-6996

FROM:	Sirva Relocation, LLC
Steve Uveges - Asst. Treasurer Phone: (216) 606-4190
Alex Csiszar - Director, SPV Reporting & Treasury Phone: (216) 606-4206
Fax - (216) 606-7681

Sirva Relocation Credit, LLC, Seller

Wells Fargo Bank., Agent

WEEKLY REPORT

Report Date: 09/12/2008

Receivables Activity by Initiation Date - SIRVA
Beginning Receivables Balances
Equity Advances - SIRVA	20,902,778
Final Equity Payments - SIRVA	11,971,938
Mortgage Payments - SIRVA	14,304,616
Less Positive Reserve Balances	(14,782,963)
Less Payments not Removed off Aging	(10,470,845)
Payments to Wells Fargo in Transit	61,149
Aging Reduced Prior to C/R Posting in Wells Fargo Account	—

	Total	21,986,674
New Net Equity Receivables		2,505,664
New Client Adds		—
Collateral Reductions Current Week:
Payments from Employers - SIRVA	—
Proceeds from Home Sales - SIRVA	(1,580,241)

	Total	(1,580,241)
Reclass from/to Other Collateral Agings		(493,451)
Change in Wells Fargo Payments not Removed off Aging		9,154,761
Aging Reduced Prior to C/R Posting in Wells Fargo Account		—
SIRVA Proceeds - Change in Payments in Transit to Wells Fargo - Payments Reduced Agings but not yet Applied Against Loan Balance		2,299
Less Non Cash Adjustments		(72,417)
Less Fixed Fee Equity Advances that went to Inventory		(72,084)

Ending Receivables Balances as of : 09/10/08		31,431,204

TO:	Nadia Khan
Wells Fargo National Bank N.A., as Agent
Phone - (312) 828-2357
Fax - (312) 453-6996

FROM:	Sirva Relocation, LLC
Steve Uveges - Asst. Treasurer Phone: (216) 606-4190
Alex Csiszar - Director, SPV Reporting & Treasury Phone: (216) 606-4206
Fax - (216) 606-7681

Sirva Relocation Credit, LLC, Seller

Wells Fargo Bank., Agent

WEEKLY REPORT

Report Date: 09/12/2008

Billed Miscellaneous Receivables - SIRVA
Beginning Receivable Balance	42,253,445
New Billed Miscellaneous Receivables	8,953,045
Adjustment to Daily New Billed Misc. Receivables	—
New Client Adds	—
Collateral Reduction	(15,641,660)
Adjustments:
Invoice Adjustments	(19,230)
Adjustment to Daily Adjustments	—
Non Cash Adjustments	—
Reclass from/to Other Collateral Agings	493,451

Ending Billed Miscellaneous Receivable Balance as of : 09/10/08	36,039,052

TO:	Nadia Khan
Wells Fargo National Bank N.A., as Agent
Phone - (312) 828-2357
Fax - (312) 453-6996

FROM:	Sirva Relocation, LLC
Steve Uveges - Asst. Treasurer Phone: (216) 606-4190
Alex Csiszar - Director, SPV Reporting & Treasury Phone: (216) 606-4206
Fax - (216) 606-7681

Sirva Relocation Credit, LLC, Seller

Wells Fargo Bank., Agent

WEEKLY REPORT

Report Date: 09/12/2008

Receivable Activity (EA, EQ, MP) - ERC
Beginning Eligible Receivables Balance	31,885,162
New Net Equity Receivables	1,916,885
Adjustment to daily new equity Receivables
New Client Adds	—
Collateral Reduction	(1,043,646)
Reclass from/to Other Collateral Agings	(502,957)
Change in Wells Fargo Payments not Removed off Aging	450,272
7150s	—

Ending Receivable Balance as of : 09/10/08	32,705,715

TO:	Nadia Khan
Wells Fargo National Bank N.A., as Agent
Phone - (312) 828-2357
Fax - (312) 453-6996

FROM:	Sirva Relocation, LLC
Steve Uveges - Asst. Treasurer Phone: (216) 606-4190
Alex Csiszar - Director, SPV Reporting & Treasury Phone: (216) 606-4206
Fax - (216) 606-7681

Sirva Relocation Credit, LLC, Seller

Wells Fargo Bank., Agent

WEEKLY REPORT

Report Date: 09/12/2008

Billed Miscellaneous Receivables - ERC
Beginning Receivable Balance	19,802,654
New Billed Miscellaneous Receivables	2,846,640
Billed Adjustments	—
New Client Adds
Collateral Reduction	(5,412,438)
Non Cash Adjustment	—
Reclass from/to Other Collateral Agings	2,210,948

Ending Billed Miscellaneous Receivable Balance as of : 09/10/08	19,447,805

TO:	Nadia Khan
Wells Fargo National Bank N.A., as Agent
Phone - (312) 828-2357
Fax - (312) 453-6996

FROM:	Sirva Relocation, LLC
Steve Uveges - Asst. Treasurer Phone: (216) 606-4190
Alex Csiszar - Director, SPV Reporting & Treasury Phone: (216) 606-4206
Fax - (216) 606-7681

Sirva Relocation Credit, LLC, Seller

Wells Fargo Bank., Agent

WEEKLY REPORT

Report Date: 09/12/2008

Unbilled Miscellaneous Receivables - ERC
Beginning Balance	10,081,627
New Unbilled Destination Miscellaneous Receivables	3,451,181
Adjustment to Daily new Unbilled Destination Receivables	—
Non Cash Adjustment	—
Reclass from/to Other Collateral Agings	(1,707,991)

Ending Unbilled Miscellaneous Receivables Balance as of: 09/10/08	11,824,817

TO:	Nadia Khan
Wells Fargo National Bank N.A., as Agent
Phone - (312) 828-2357
Fax - (312) 453-6996

FROM:	Sirva Relocation, LLC
Steve Uveges - Asst. Treasurer Phone: (216) 606-4190
Alex Csiszar - Director, SPV Reporting & Treasury Phone: (216) 606-4206
Fax - (216) 606-7681

Sirva Relocation Credit, LLC, Seller

Wells Fargo Bank., Agent

WEEKLY REPORT

Report Date: 09/12/2008

	SIRVA	SIRVA (ERC)	TOTAL
Available Receipts at Wells Fargo	12,487,001.30	8,014,309.51	20,501,310.81
Net Change in 2-Day Lock Box Float	(93,536.00)	(276,353.00)	(369,889.00)
Deposited Items Returned	—	1,933.60	1,933.60
Adjustment for Canadian Funds	—	—	—
Correction for Misdirected Funds	(117,658.00)	$117,658.00	—
Correction for Misdirected Funds Unidentified in Prior Weeks	76,280.62	(76,280.62)
Commercial Loan Debit Used to Fund Negative Balance Excess Account (5800691395)	—	—	—
NCB forwarded on 09/11/08	63,448.08	—	63,448.08
NCB forwarded on 09/04/08	(61,149.40)	—	(61,149.40)

C/R to be Applied - Current Period	12,354,386.60	7,781,267.49	20,135,654.09
Funds Unapplied from Prior Periods	$10,394,564.15	$798,101.57	11,192,665.72
Lock box Items Received in Error/Stop Payment on Check	—	—	—

C/R to be Applied - Current & Prior Periods	22,748,950.75	8,579,369.06	31,328,319.81
Non Collateral Receipts - Previous Period Receipts	(2,187,857.60)	(8,952.85)	(2,196,810.45)
Non Collateral Receipts - Current Week’s Receipts	(2,023,108.70)	(1,844,741.51)	(3,867,850.21)

Total Non Collateral Receipts	(4,210,966.30)	(1,853,694.36)	(6,064,660.66)

Total C/R Available for Collateral Reduction	18,537,984.45	6,725,674.70	25,263,659.15
Amount Yet to be Applied - Current Period Receipts	(1,310,717.79)	(269,590.72)	(1,580,308.51)
Amount Yet to be Applied - Previous Period Receipts	(5,366.00)	0.00	(5,366.00)

Total Amount Yet to be Applied	(1,316,083.79)	(269,590.72)	(1,585,674.51)

Collateral Reduction	17,221,900.66	6,456,083.98	23,677,984.64

EXHIBIT C-3

FORM OF BI-MONTHLY REPORT

C-3-1	Receivables Sale Agreement

SEMI MONTHLY REPORT

Sirva Relocation Credit, LLC

For the Period Ending Date 08/31/2008

Reporting Date of 09/04/2008

Consolidated Receivables Activity		Current Month ($)
Receivable Activiity
Beginning Receivables Balance		142,522,764
Plus: New Receivables		91,824,403
Less: Client Removal		0
Less: Collections		(86,910,298)
Less: Credits		(3,860,739)
Less: Other Reductions		(663,045)
Less: Timing Adjustments		0
Plus: Reclass Between Agings		0

Ending Receivables Balance		142,913,085
Less: Ineligible Receivables	[See Schedule II]	(12,177,843)

Less: Excess Concentration	[See Schedule V]	0

Net Receivables Balance		130,735,242 [A]

Consolidated Receivables Agings [See Schedule IV]

	Current Month ($)%
Receivables Aged by Initiation Date - Sirva (applied reserves to aging buckets)
1-30 Days	10,821,413.80	32.39%
31-60 Days	4,715,379.45	14.11%
61-90 Days	3,716,332.36	11.12%
91-120 Days	1,305,687.92	3.91%
121-150 Days	1,457,669.15	4.36%
151-180 Days	1,054,724.24	3.16%
181-210 Days	1,309,282.00	3.92%
211-240 Days	1,080,003.21	3.23%
241-270 Days	1,676,050.59	5.02%
271-300 Days	2,032,300.96	6.08%
301-330 Days	734,960.47	2.20%
331-360 Days	1,282,083.09	3.84%
> 360 Days	2,227,290.22	6.67%
Positive Reserve	—	0.00%

Total	33,413,177.46	100.00%

Receivables Aged by Invoice Date - Sirva
1-30 Days	27,078,273.03	66.88%
31-60 Days	10,179,437.04	25.14%
61-90 Days	1,692,496.44	4.18%
91-120 Days	381,706.71	0.94%
121 150 Days	444,610.05	1.10%
151-180 Days	130,575.51	0.32%
> 180 Days	578,955.28	1.43%

Total	40,486,054.06	100.00%

Total Receivables Aged
1-30 Days	77,972,501.13	54.56%
31-60 Days	19,725,264.00	13.80%
61-90 Days	8,930,885.02	6.25%
91-120 Days	5,606,639.55	3.92%
121-150 Days	4,232,022.06	2.96%
151-180 Days	4,386,167.01	3.07%
181-210 Days	2,743,782.82	1.92%
211-240 Days	2,324,008.27	1.63%
241-270 Days	2,492,956.64	1.74%
271-300 Days	3,109,104.35	2.18%
301-330 Days	1,614,202.07	1.13%
331-360 Days	1,799,957.33	1.26%
> 360 Days	8,078,701.52	5.65%
Positive Reserve	(103,105.99)	-0.07%

Total	142,913,085.78	100.00%

	Current Month ($)%
Receivables Aged by Initiation Date - ERC (applied reserves to aging buckets)
1-30 Days	8,250,173.37	23.24%
31-60 Days	3,775,195.38	10.64%
61-90 Days	3,772,353.05	10.63%
91-120 Days	3,840,271.18	10.82%
121-150 Days	2,221,888.75	6.26%
151-180 Days	2,921,304.83	8.23%
181-210 Days	431,656.16	1.22%
211-240 Days	1,244,005.06	3.50%
241-270 Days	816,906.05	2.30%
271-300 Days	1,076,803.39	3.03%
301-330 Days	879,241.60	2.48%
331-360 Days	517,874.24	1.46%
> 360 Days	5,851,411.30	16.48%
Positive Reserve	(103,105.99)	-0.29%

Total	35,495,978.37	100.00%

Receivables Aged by Due Date ERC
1-30 Days	22,416,254.22	93.37%
31-60 Days	951,254.12	3.96%
61-90 Days	(250,296.83)	-1.04%
91-120 Days	78,973.74	0.33%
121-150 Days	107,854.11	0.45%
151-180 Days	279,562.43	1.16%
> 180 Days	423,889.38	1.77%

Total	24,007,491.17	100.00%

Unbilled Miscellaneous Receivables - ERC
1-30 Days	9,406,386.71	98.91%
> 30 Days	103,998.01	1.09%

Total	9,510,384.72	100.00%

Funding Availability and Servicing Fees
Reserves (%)	10.00%
Reserves ($)	13,073,524.23	[B]
Less 10% additional reserve of gross of of >180 but < 271 equities	655,790.31	[C]
Less 50% additional reserve of gross of of >270 but < 361 equities	3,261,631.88	[D]

Reserve Subtotal [B] + [C] + [D]	16,990,946.41	[E]

Maximum Available Aggregate Investment [A] - [E]	113,744,295.84

Servicing Fee (bps)	0.60	% [H]

Servicing Fee ($) (Due to Sirva Relocation) [A] * [H] / 12	32,683.81

*	Receivable balances are net of the Advance Employer Payments

Change in equities > 180 but < 271 days	$(307,832)

Change in equities > 270 but < 361 days	$403,190

New Client Incremental Purchase Request	$(0)

The undersigned hereby represents and warrants that (i) the foregoing is a true and accurate accounting with respect to outstandings as of 08/31/2008 in accordance with the Third Amended and Restated Receivables Sale Agreement dated 09/28/2007 (the “RSA”), (ii) that all representations and warranties in such agreement are restated and reaffirmed, and (iii) the amount of funds not remitted to the collection account in accordance with the proviso to the second sentence of Section 1.8(a) of the RSA (the “Misdirected Funds”) during the monthly period of determination covered by this Monthly Report did not exceed 5% of Total Collections, and that no fee is payable on account of Misdirected Funds for such period.

Sirva Relocation, LLC as Master Servicer By:
Alex Csiszar
Title:	Designated Financial Officer

Sirva Relocation Credit, LLC By:
Alex Csiszar
Title:	Designated Financial Officer

SEMI MONTHLY REPORT

Sirva Relocation Credit, LLC

For the Period Ending Date 08/31/2008

Schedule I

Breakdown of Consolidated Receivables Activity by Initiation Date ($)

A/R Activity

	SIRVA	SIRVA (ERC)	TOTAL
Beginning Balances
Equities	33,607,383.32	39,105,471.48	72,712,854.80
Billed Items	44,000,189.25	15,938,839.50	59,939,028.75
Unbilled Items	—	9,870,880.63	9,870,880.63

Total Beginning Balances	77,607,572.57	64,915,191.61	142,522,764.18

New Receivables
Equities	13,488,008.43	8,704,956.36	22,192,964.79
Billed Items	44,483,394.03	10,616,419.74	55,099,813.77
Unbilled Items	—	14,531,624.53	14,531,624.53
Credit Items	—	—	—

Total New Receivables	57,971,402.46	33,853,000.63	91,824,403.09

New Client Adds
Equities	—	—	—
Billed Items	—	—	—
Unbilled Items	—	—	—
Recon Bills in excess of Equity Reclass	—	—	—

Total New Receivables	—	—	—

Client Removal
Equities	—	—	—
Billed Items	—	—	—
Unbilled Items	—	—	—

Total New Receivables	—	—	—

Collections
Equities	(10,353,577)	(9,072,101.59)	(19,425,678.89)
Billed Items	(46,067,453)	(21,417,165.98)	(67,484,619.37)

Total Collections	(56,421,030.69)	(30,489,267.57)	(86,910,298.26)

Credits
Write Offs		(43,267.15)	(43,267.15)
SIRVA Billed Receivables - Adj. Over 7 days on Credit and Rebills	(1,274,417.44)	—	(1,274,417.44)
SIRVA Billed Receivables - Adj. Under 7 days on Credit and Rebills	(2,438,132.81)	—	(2,438,132.81)
ERC Wintrac Billed Receivables - Adj. Under 7 Days		(104,921.45)	(104,921.45)

Total Other Adjustments	(3,712,550.25)	(148,188.60)	(3,860,738.85)

Other Reductions
Non-Cash Adjustments - Equities	(76,983.19)	—	(76,983.19)
Non-Cash Adjustments - Billed	1,750.39	—	1,750.39
Fixed Fee Inventory	(1,470,930.26)	—	(1,470,930.26)
Non-Cash Adjustments - Unbilled	—	883,117.76	883,117.76
Removal of Client IBM - P&G - Global Billed			—

Total Other Adjustments	(1,546,163.06)	883,117.76	(663,045.30)

Timing Adjustments
Funds Received at LaSalle not paid Down	—	—	—
Funds paid down in transit to LaSalle	—	—	—

Total Timing Adjustments	—	—	—

Reclass between Agings
Equities	(1,780,723.54)	(3,242,348.73)	(5,023,072.27)
Billed Items	1,780,723.54	19,017,587.46	20,798,311.00
Unbilled Items	—	(15,775,238.73)	(15,775,238.73)

Total Reclass between Agings	—	—	—

Ending Balances
Equities	33,413,177.46	35,495,977.52	68,909,154.98
Billed Items	40,486,053.57	24,007,492.12	64,493,545.69
Unbilled Items	—	9,510,384.19	9,510,384.19

Total Ending Balances	73,899,231.03	69,013,854.83	142,913,084.86

Loan Balance		Total
Aggregate Investment Previous Certificate		98,567,755.68
Less paydown from ineligible increase for prior report		—
Less paydown from Weekly Report
Less Total Collections	116,471,721.05
Excess Claimed on Daily Reports	(23,500,828.69)
Less Total Collections Excess Claimed on Daily Reports	92,970,892.36
	Less payments @ 90%	83,673,803.12
Plus: Additional Purchases		78,198,852.22
Less Increase in Ineligibles Adjustment		—

Total net aggregate investment		93,092,804.18

Equities > 180 but < 271 days		Equities > 270 but < 361 days
Beginning balance	9,636,220	Beginning balance	5,716,884
Less 20% reserve	2,409,055	Less 60% reserve	3,715,975

Beginning Margined Balance	7,227,165	Beginning Margined Balance	2,000,910
Change in Eligible Receivables	(3,078,317)	Change in Eligible Receivables	806,379
Ending Balance	6,557,903	Ending Balance	6,523,264
Less 20% reserve	1,639,476	Less 60% reserve	4,240,121

Ending Margined Balance	4,918,427	Ending Margined Balance	2,283,142
10% of change in eligible receivables	(307,832)	50% of change in eligible receivables	403,190

SEMI MONTHLY REPORT

Sirva Relocation Credit, LLC

For the Period Ending Date 08/31/2008

Schedule II

Ineligible Receivables ($)

		Total
1	Receivables of an affiliate or subsidiary of Sirva	0
2	Receivables owed by a foreign obligor	0
3	Receivables owed by any governmental entity	0
4	Ineligible employer suffered bankruptcy excluding Federal Mogul and USG	0
5	Employers Receivables became a Charge-off	0
6	Bankruptcy	0
7	Receivables > 360 Days past loan initiation date	8,078,702
8	Receiviables > 90 Days from invoice date (WinTrac and Service Engine Source Systems)	1,544,169
9	Receivables > 60 days from due date (Reflections Source System)	639,983
10	Unbilled Miscellaneous Receivables > 30 days (Reflections Source System) (ending balance less new additions and less reclass from equity)	103,998
11	Receivables ineligible due to 50% cross age	493,306
12	Charge offs	43,267
12a	Adj. Over 7 days on credit and rebills	1,274,417
13	Receivable subject to dispute or counterclaim	0
	Total Ineligible Receivables:	12,177,843

		—

Schedule III

Receivables Agings by Initiation Date (Provided in Wintrac Format)

Receivables Agings by Invoice/Reconciliation Date (Provided in Wintrac Format)

Receivable Aging of Authorized Loans (Provided in Refections Format)

Receivable Aging of Miscellaneous Billed Receivables (Provided in Refections Format)

Detail of Unbilled receivables (Provided in Refections Format)

SEMI MONTHLY REPORT

Sirva Relocation Credit, LLC

For the Period Ending Date 08/31/2008

Concentrations Limits - Schedule IV

Obligor Excess Concentration

	Obligors		S&P Rating	Concentration Limit (%)	Obligor Eligible Receivables Balance (scheduleVI)	Total Eligible Receivables Balance	Obligor Limit ($)	Excess Concentration
	****	****	AA	40.0%	1,541,459	130,735,245	52,294,098	0
55	****	****	AA-	40.0%	53,674	130,735,245	52,294,098	0
56	****	****	NR	5.0%	0	130,735,245	6,536,762	0
15	****	****	BBB-	10.0%	486,194	130,735,245	13,073,524	0
	****	****	NR	5.0%	222,874	130,735,245	6,536,762	0
	****	****	BB-	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	38,071	130,735,245	6,536,762	0
57	****	****	NR	5.0%	187,953	130,735,245	6,536,762	0
58	****	****	NR	5.0%	0	130,735,245	6,536,762	0
16	****	****	B	5.0%	1,158,207	130,735,245	6,536,762	0
59	****	****	BBB-	10.0%	0	130,735,245	13,073,524	0
61	****	****	BB	5.0%	162,560	130,735,245	6,536,762	0
	****	****	NR	5.0%	505,943	130,735,245	6,536,762	0
17	****	****	A-	30.0%	234,051	130,735,245	39,220,573	0
	****	****	NR	5.0%	172,813	130,735,245	6,536,762	0
18	****	****	B+	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	BBB+	20.0%	6,084,096	130,735,245	26,147,049	0
	****	****	A-	30.0%	258,968	130,735,245	39,220,573	0
	****	****	NR	5.0%	41,128	130,735,245	6,536,762	0
	****	****	NR	5.0%	787,758	130,735,245	6,536,762	0
	****	****	BBB-	10.0%	0	130,735,245	13,073,524	0
63	****	****	A	30.0%	1,692,593	130,735,245	39,220,573	0
20	****	****	AA-	40.0%	240,385	130,735,245	52,294,098	0
65	****	****	BBB	20.0%	5,878,461	130,735,245	26,147,049	0
66	****	****	NR	5.0%	13,036	130,735,245	6,536,762	0
22	****	****	NR	5.0%	291,683	130,735,245	6,536,762	0
23	****	****	BBB	20.0%	2,058,256	130,735,245	26,147,049	0
24	****	****	BB-	5.0%	942,001	130,735,245	6,536,762	0
25	****	****	NR	5.0%	157,813	130,735,245	6,536,762	0
67	****	****	BB	5.0%	0	130,735,245	6,536,762	0
68	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	1,047	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	AA	40.0%	169,284	130,735,245	52,294,098	0
26	****	****	A	30.0%	1,960,773	130,735,245	39,220,573	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
28	****	****	A-	30.0%	0	130,735,245	39,220,573	0
71	****	****	NR	5.0%	376,171	130,735,245	6,536,762	0
	****	****	NR	5.0%	15,037	130,735,245	6,536,762	0
	****	****	BBB	20.0%	484,263	130,735,245	26,147,049	0
72	****	****	NR	5.0%	214,680	130,735,245	6,536,762	0
73	****	****	NR	5.0%	0	130,735,245	6,536,762	0
30	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	40,740	130,735,245	6,536,762	0
75	****	****	BBB	20.0%	87,668	130,735,245	26,147,049	0
	****	****	NR	5.0%	759,878	130,735,245	6,536,762	0
31	****	****	BBB-	10.0%	747,809	130,735,245	13,073,524	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
32	****	****	BB+	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	1,387,252	130,735,245	6,536,762	0
77	****	****	NR	5.0%	0	130,735,245	6,536,762	0
33	****	****	BBB	20.0%	74,240	130,735,245	26,147,049	0
	****	****	BB	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
78	****	****	BBB-	10.0%	3,487,553	130,735,245	13,073,524	0
34	****	****	BBB	20.0%	518,880	130,735,245	26,147,049	0
80	****	****	PWC	15.0%	5,868,082	130,735,245	19,610,287	0
	****	****	A	30.0%	2,328,382	130,735,245	39,220,573	0
35	****	****	NR	5.0%	860	130,735,245	6,536,762	0
82	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	AA-	40.0%	1,590,571	130,735,245	52,294,098	0
36	****	****	A	30.0%	539,724	130,735,245	39,220,573	0
37	****	****	B	5.0%	0	130,735,245	6,536,762	0
38	****	****	NR	5.0%	192,984	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
39	****	****	NR	5.0%	199,555	130,735,245	6,536,762	0
40	****	****	BBB-	10.0%	7,180,733	130,735,245	13,073,524	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	BBB	20.0%	9,045,815	130,735,245	26,147,049	0
	****	****	NR	5.0%	54,474	130,735,245	6,536,762	0
46	****	****	NR	5.0%	0	130,735,245	6,536,762	0
47	****	****	BB+	5.0%	1,570,892	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	B	5.0%	152,703	130,735,245	6,536,762	0
	****	****	AA	40.0%	404,151	130,735,245	52,294,098	0
	****	****	NR	5.0%	428,519	130,735,245	6,536,762	0
	****	****	NR	5.0%	113,583	130,735,245	6,536,762	0
	****	****	NR	5.0%	580,565	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	BB	5.0%	345,649	130,735,245	6,536,762	0
	****	****	NR	5.0%	28,181	130,735,245	6,536,762	0
	****	****	BB-	5.0%	0	130,735,245	6,536,762	0
97	****	****	B+	5.0%	0	130,735,245	6,536,762	0
	****	****	AA-	40.0%	946,169	130,735,245	52,294,098	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	BBB	20.0%	171,858	130,735,245	26,147,049	0

	****	****	NR	5.0%	869	130,735,245	6,536,762	0
	****	****	BBB	20.0%	905,965	130,735,245	26,147,049	0
	****	****	NR	5.0%	-8,322	130,735,245	6,536,762	0
	****	****	NR	5.0%	268	130,735,245	6,536,762	0
	****	****	BB-	5.0%	183,820	130,735,245	6,536,762	0
	****	****	B+	5.0%	413,359	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	BBB+	20.0%	298,518	130,735,245	26,147,049	0
86	****	****	NR	5.0%	99,648	130,735,245	6,536,762	0
	****		NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	21,634	130,735,245	6,536,762	0
1	****	****	A	30.0%	840,632	130,735,245	39,220,573	0
2	****		NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	23,426	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	46,514	130,735,245	6,536,762	0
	****		BBB-	10.0%	0	130,735,245	13,073,524	0
	****	****	BBB+	20.0%	1,779,600	130,735,245	26,147,049	0
	****	****	B+	5.0%	19,313	130,735,245	6,536,762	0
	****	****	BB-	5.0%	31,115	130,735,245	6,536,762	0
	****	****	NR	5.0%	47,335	130,735,245	6,536,762	0
3	****	****	BBB	20.0%	0	130,735,245	26,147,049	0
	****	****	BBB	20.0%	268,204	130,735,245	26,147,049	0
	****	****	B+	5.0%	11,103	130,735,245	6,536,762	0
	****	****	A	30.0%	0	130,735,245	39,220,573	0
4	****	****	A	30.0%	1,622,000	130,735,245	39,220,573	0
	****	****	NR	5.0%	148,071	130,735,245	6,536,762	0
	****	****	BBB-	10.0%	0	130,735,245	13,073,524	0
5	****	****	BBB	20.0%	683,221	130,735,245	26,147,049	0
	****	****	BBB+	20.0%	120,502	130,735,245	26,147,049	0
	****	****	NR	5.0%	36,648	130,735,245	6,536,762	0
	****	****	A-	30.0%	2,736,634	130,735,245	39,220,573	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	2,934,674	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	AA	40.0%	168,455	130,735,245	52,294,098	0
	****		NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	351,776	130,735,245	6,536,762	0
	****	****	NR	5.0%	60,607	130,735,245	6,536,762	0
	****	****	A-	30.0%	1,416,472	130,735,245	39,220,573	0
	****	****	BBB+	20.0%	4,463	130,735,245	26,147,049	0
88	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	155	130,735,245	6,536,762	0
7	****	****	NR	5.0%	0	130,735,245	6,536,762	0
12	****	****	BBB-	10.0%	0	130,735,245	13,073,524	0
9	****	****	BBB	20.0%	0	130,735,245	26,147,049	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
10	****	****	AA-	40.0%	16,576	130,735,245	52,294,098	0
	****	****	B+	5.0%	0	130,735,245	6,536,762	0
	****	****	BBB	20.0%	0	130,735,245	26,147,049	0
	****		AA-	40.0%	0	130,735,245	52,294,098	0
	****	****	NR	5.0%	66	130,735,245	6,536,762	0
	****	****	BB+	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	353,695	130,735,245	6,536,762	0
11	****	****	NR	5.0%	143,882	130,735,245	6,536,762	0
	****	****	BBB+	20.0%	0	130,735,245	26,147,049	0
8	****	****	A	30.0%	1,796,536	130,735,245	39,220,573	0
	****	****	BB+	5.0%	20,678	130,735,245	6,536,762	0
13	****	****	BB-	5.0%	951,234	130,735,245	6,536,762	0
14	****		A+	30.0%	0	130,735,245	39,220,573	0
	****		BB-	5.0%	0	130,735,245	6,536,762	0
	****	****	BBB+	20.0%	433,153	130,735,245	26,147,049	0
	****	****	NR	5.0%	7,566	130,735,245	6,536,762	0
	****	****	B	5.0%	24,949	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	21,859	130,735,245	6,536,762	0
99	****	****	BBB+	20.0%	166,994	130,735,245	26,147,049	0
89	****	****	AA-	40.0%	1,105,145	130,735,245	52,294,098	0
	****	****	AA	40.0%	255,543	130,735,245	52,294,098	0
	****	****	A+	30.0%	2,818,583	130,735,245	39,220,573	0
48	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	100,306	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
100	****	****	B-	5.0%	218,177	130,735,245	6,536,762	0
	****	****	A	30.0%	580,239	130,735,245	39,220,573	0
	****	****	B+	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	39,894	130,735,245	6,536,762	0
	****	****	BBB+	20.0%	296,741	130,735,245	26,147,049	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	156,448	130,735,245	6,536,762	0
	****	****	NR	5.0%	170,666	130,735,245	6,536,762	0
91	****		A	30.0%	0	130,735,245	39,220,573	0
	****	****	BBB	20.0%	0	130,735,245	26,147,049	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	BBB-	10.0%	2,168,371	130,735,245	13,073,524	0
	****	****	NR	5.0%	38,614	130,735,245	6,536,762	0
49	****	****	A	30.0%	91,854	130,735,245	39,220,573	0
	****	****	BBB+	20.0%	2,180,808	130,735,245	26,147,049	0
	****	****	B-	5.0%	5,778	130,735,245	6,536,762	0
	****	****	NR	5.0%	2,846	130,735,245	6,536,762	0
	****	****	A	30.0%	0	130,735,245	39,220,573	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
93	****		NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	45,160	130,735,245	6,536,762	0
	****	****	BBB-	10.0%	81,185	130,735,245	13,073,524	0
	****	****	BBB+	20.0%	152,455	130,735,245	26,147,049	0
101	****	****	NR	5.0%	251,617	130,735,245	6,536,762	0
	****	****	A	30.0%	357,429	130,735,245	39,220,573	0
	****	****	BBB	20.0%	41,192	130,735,245	26,147,049	0
	****		NR	5.0%	0	130,735,245	6,536,762	0

	****	****	NR	5.0%	41,813	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	5,033	130,735,245	6,536,762	0
	****	****	BB	5.0%	124,701	130,735,245	6,536,762	0
	****	****	BB-	5.0%	161,549	130,735,245	6,536,762
	****	****	BB	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	27,518	130,735,245	6,536,762	0
	****	****	BB	5.0%	180,102	130,735,245	6,536,762	0
	****	****	NR	5.0%	63,730	130,735,245	6,536,762	0
	****	****	BB-	5.0%	180,054	130,735,245	6,536,762	0
	****	****	NR	5.0%	123,194	130,735,245	6,536,762	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	A+	30.0%	187,172	130,735,245	39,220,573	0
	****	****	NR	5.0%	19,162	130,735,245	6,536,762	0
	****	****	B	5.0%	136,332	130,735,245	6,536,762	0
50	****	****	BBB-	10.0%	1,641	130,735,245	13,073,524	0
51	****		A-	30.0%	0	130,735,245	39,220,573	0
	****	****	BBB	20.0%	116,244	130,735,245	26,147,049	0
	****	****	A	30.0%	107,674	130,735,245	39,220,573	0
	****	****	NR	5.0%	63,621	130,735,245	6,536,762	0
	****	****	NR	5.0%	111,531	130,735,245	6,536,762	0
	****	****	A-	30.0%	19,587	130,735,245	39,220,573	0
	****	****	NR	5.0%	66,055	130,735,245	6,536,762	0
92	****	****	A	30.0%	0	130,735,245	39,220,573	0
52	****	****	BB+	5.0%	2,223,684	130,735,245	6,536,762	0
	****	****	BBB+	20.0%	1,293,368	130,735,245	26,147,049	0
	****	****	BBB	20.0%	277,462	130,735,245	26,147,049	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	NR	5.0%	28,049	130,735,245	6,536,762	0
	****	****	B+	5.0%	29,819	130,735,245	6,536,762	0
	****	****	AA-	40.0%	0	130,735,245	52,294,098	0
	****	****	NR	5.0%	0	130,735,245	6,536,762	0
	****	****	B	5.0%	267,546	130,735,245	6,536,762	0
	****	****	NR	5.0%	11,850	130,735,245	6,536,762	0
	****	****	BB-	5.0%	468,389	130,735,245	6,536,762	0
	****		B+	5.0%	0	130,735,245	6,536,762	0
53	****	****	A-	30.0%	1,588,624	130,735,245	39,220,573	0
	****	****	A+	30.0%	23,049,565	130,735,245	39,220,573	0
98	****	****	NR	5.0%	24,279	130,735,245	6,536,762	0
	****	****	AA-	40.0%	0	130,735,245	52,294,098	0
	****	****	B	5.0%	54,676	130,735,245	6,536,762	0
95	****	****	NR	5.0%	3,475	130,735,245	6,536,762	0
	****	****	B+	5.0%	21,658	130,735,245	6,536,762	0
	****	****	BBB-	10.0%	199,438	130,735,245	13,073,524	0
	****	****	B	5.0%	22,898	130,735,245	6,536,762	0
	****	****	B	5.0%	371,937	130,735,245	6,536,762	0
	****		NR	5.0%	0	130,735,245	6,536,762	0
96	****	****	NR	5.0%	246,485	130,735,245	6,536,762	0
	****	****	B-	5.0%	78,522	130,735,245	6,536,762	0
	****	****	NR	5.0%	163,746	130,735,245	6,536,762	0
	****	****	A-	30.0%	206,537	130,735,245	39,220,573	0
	****	****	NR	5.0%	1,164,739	130,735,245	6,536,762	0
	****	****	NR	5.0%	47,631	130,735,245	6,536,762	0
	****	****	NR	5.0%	24,484	130,735,245	6,536,762	0
	****	****	NR	5.0%	4,151	130,735,245	6,536,762	0
	****	****	NR	5.0%	12,006	130,735,245	6,536,762	0
	****	****	B	5.0%	0	130,735,245	6,536,762	0
	****	****	B	5.0%	26,787	130,735,245	6,536,762	0
54	****	****	AA	40.0%	1,328,242	130,735,245	52,294,098	0
	****	****	B-	5.0%	6,863	130,735,245	6,536,762	0
	****	****	NR	5.0%	784	130,735,245	6,536,762	0
	****	****	NR	5.0%	109,218	130,735,245	6,536,762	0

	Total				130,735,245			0

					0
Canadian Equity Receivable Excess Concentration			0		10% of eligible Receivables	13,073,524		0

Fixed Fee Equity Receivable Excess Concentration
	Fixed Fee Equity Receivable Excess Concentration - Percentage Limit		4,452,320		10% of eligible Receivables	13,073,524		0
	Fixed Fee Equity Receivable Excess Concentration - Cap		4,452,320		$10,000,000 Cap	10,000,000		0

								0

Unbilled Miscellaneous Receivable Excess Concentration $15M Cap
	Unbilled Miscellaneous Receivable Excess Concentration - Percentage Limit		9,510,385		15% of eligible Receivables	19,610,286		0
	Unbilled Miscellaneous Receivable Excess Concentration - Cap		9,510,385		$15,000,000 Cap	15,000,000		0

								0

Winddown Receivable Excess Concentration			0		20% of eligible Receivables	26,147,048		0

Total Obligor, Canadian Equity, Fixed Fee Equity, Unbilled and Winddown Excess Concentration								0

Ineligibles Calculation - 360 Day Limit for Equity Items - Schedule VI

For the Period Ending Date 08/31/2008

ERC Legacy Cross-Age Calculation	Equities	Billed A/R	Unbilled Destination	Total	Equities Greater than 360 days	Billed A/R Greater than 90 days	Billed A/R Greater than 60 days	Unbilled Destination Greater than 30 days	Write-offs and credit & rebills > 7 days	Cross age	Bankrupt	Total Ineligible	Cross- Age %
****	$—	$1,543,828	$—	$1,543,828	$—	$—	$—	$—	$2,369	$—		$2,369	0%
****	$—	$56,546	$4,371	$60,917	$—	$—	$6,750	$493	$—	$—		$7,243	12%
****	$200,000	$—	$36,578	$236,578	$200,000	$—	$—	$—	$—	$36,578		$236,578	85%
****	$53,476	$330,803	$102,334	$486,613	$—	$—	$419	$—	$—	$—		$419	0%
****	$—	$222,874	$26	$222,901	$—	$—	$—	$26	$—	$—		$26	0%
****	$—	$—	$—	$(0)	$—	$—	$—	$—	$—	$—		$—	0%
****	$20,426	$—	$17,645	$38,071	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$178,953	$10,130	$189,083	$—	$—	$—	$1,131	$—	$—		$1,131	1%
****	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	0%
****	$712,804	$683,177	$98,940	$1,494,922	$344,264	$—	$(7,577)	$27	$—	$—		$336,715	23%
****	$—	$72,820	$68	$72,887	$—	$—	$72,820	$68	$—	$(0)		$72,887	100%
****	$—	$135,130	$27,542	$162,672	$—	$—	$—	$112	$—	$—		$112	0%
****	$492,706	$1,082	$12,156	$505,943	$—	$—	$—	$—	$—	$—		$—	0%
****	$(62,981)	$297,032	$447	$234,498	$—	$—	$—	$447	$—	$—		$447	0%
****	$143,637	$5,484	$23,728	$172,850	$—	$—	$—	$37	$—	$—		$37	0%
****	$—	$—	$62	$62	$—	$—	$—	$62	$—	$—		$62	100%
****	$—	$19,401	$—	$19,401	$—	$—	$16,754	$—	$—	$2,648		$19,401	86%
****	$5,515,222	$1,648,083	$256,347	$7,419,652	$1,333,834	$—	$—	$1,723	$—	$—		$1,335,556	18%
****	$90,965	$199,331	$28,791	$319,087	$60,119	$—	$—	$—	$—	$—		$60,119	19%
****	$41,128	$—	$—	$41,128	$—	$—	$—	$—	$—	$—		$—	0%
****	$551,017	$236,964	$419	$788,401	$—	$—	$—	$392	$250	$—		$642	0%
****	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	0%
****	$1,489,449	$300,373	$89,913	$1,879,735	$167,321	$—	$19,332	$489	$—	$—		$187,142	10%
****	$240,385	$—	$—	$240,385	$—	$—	$—	$—	$—	$—		$—	0%
****	$4,087,523	$1,144,487	$842,488	$6,074,498	$105,389	$—	$58,739	$20,625	$11,284	$—		$196,038	3%
****	$—	$(14,851)	$29,032	$14,181	$—	$—	$—	$1,145	$—	$—		$1,145	8%
****	$70,991	$193,231	$28,146	$292,369	$—	$—	$—	$686	$—	$—		$686	0%
****	$1,437,895	$691,532	$13,488	$2,142,915	$84,659	$—	$—	$—	$—	$—		$84,659	4%
****	$307,189	$460,532	$174,458	$942,179	$—	$—	$—	$178	$—	$—		$178	0%
****	$133,227	$22,085	$2,500	$157,813	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$1,047	$—	$1,047	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$169,500	$—	$169,500	$—	$—	$—	$—	$216	$—		$216	0%
****	$544,311	$436,317	$486,403	$1,467,032	$—	$—	$(497,118)	$3,378	$—	$—		$(493,741)	-34%
****	$409,125	$164,269	$8,759	$582,152	$409,125	$—	$129,276	$—	$—	$43,751		$582,152	92%
****	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	0%
****	$262,651	$113,520	$—	$376,171	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$15,027	$254	$15,280	$—	$—	$—	$243	$—	$—		$243	2%
****	$257,562	$150,564	$77,784	$485,909	$—	$—	$—	$1,647	$—	$—		$1,647	0%
****	$—	$283,440	$584	$284,023	$—	$—	$69,343	$—	$—	$—		$69,343	24%
****	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$40,800	$37,066	$77,866	$—	$—	$45,673	$—	$—	$32,194		$77,866	59%
****	$—	$—	$41,001	$41,001	$—	$—	$—	$261	$—	$—		$261	1%
****	$—	$121,869	$9,055	$130,925	$—	$—	$17,505	$—	$25,751	$—		$43,256	33%
****	$350,059	$409,820	$—	$759,878	$—	$—	$—	$—	$—	$—	$—	$—	0%
****	$(70,144)	$792,923	$24,756	$747,535	$—	$—	$(363)	$89	$—	$—		$(274)	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	0%
****	$741,426	$538,963	$267,070	$1,547,459	$158,579	$—	$—	$1,629	$—	$—		$160,208	10%
****	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$23,300	$51,955	$75,255	$—	$—	$—	$1,015	$—	$—		$1,015	1%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—	0%
****	$2,103,387	$913,976	$523,762	$3,541,126	$52,472	$—	$—	$1,100	$—	$—		$53,572	2%
****	$180,498	$114,967	$223,613	$519,078	$—	$—	$—	$197	$—	$—		$197	0%
****	$1,060,430	$3,621,704	$1,548,103	$6,230,238	$353,191	$—	$—	$5,823	$3,142	$—		$362,156	6%
****	$705,526	$1,367,753	$256,753	$2,330,032	$—	$—	$—	$1,650	$—	$—		$1,650	0%
****	$—	$—	$860	$860	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$(63,276)	$1,897,240	$153,439	$1,987,403	$—	$—	$349,237	$47,595	$—	$—		$396,832	20%
****	$48,080	$349,731	$143,289	$541,100	$—	$—	$1,285	$91	$—	$—		$1,376	0%
****	$—	$—	$—	$(0)	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$192,984	$—	$192,984	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$1,462	$1,462	$—	$—	$—	$1,462	$—	$—		$1,462	0%
****	$—	$384,766	$—	$384,766	$—	$—	$185,212	$—	$—	$—		$185,212	48%
****	$4,757,566	$2,429,170	$171,112	$7,357,848	$—	$—	$172,555	$4,560	$—	$—		$177,116	2%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$7,768,540	$52,863	$3,525,780	$11,347,183	$2,296,218	$—	$—	$4,895	$255	$—		$2,301,368	20%
****	$—	$26,278	$28,196	$54,474	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$915,177	$854,682	$87,363	$1,857,222	$286,240	$—	$—	$90	$—	$—		$286,330	15%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$111,120	$42,356	$153,476	$—	$—	$140	$633	$—	$—		$773	1%

Total ERC Legacy	$35,495,978	$24,007,492	$9,510,385	$69,013,855	$5,851,411	$—	$639,983	$103,998	$43,267	$115,170	$—	$6,753,829	10%

												9.79%

ERC Legacy Cross-Age Calculation	Group Number	Equities	Billed	Unbilled	360+	60+	30+	Write off	Total Equities Less 270	A/R Ineligible Plus Cross- Age		Fixed Fee
****	4370	$—	$1,543,828	$—	$—	$—	$—	$2,369	$—	$—	****	No
****	3750	$—	$56,546	$4,371	$—	$6,750	$493	$—	$—	$6,750	****	No
****	3190	$200,000	$—	$36,578	$200,000	$—	$—	$—	$—	$36,578	****	No
****	See detail below	$53,476	$330,803	$102,334	$—	$419	$—	$—	$53,476	$419	****	No
****	4870	$—	$222,874	$26	$—	$—	$26	$—	$—	$—	****
****	4330	$—	$—	$—	$—	$—	$—	$—	$—	$—	****
****	6410	$20,426	$—	$17,645	$—	$—	$—	$—	$20,426	$—	****	No
****	6680	$—	$178,953	$10,130	$—	$—	$1,131	$—	$—	$—	****	No
****	6500	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	4015	$712,804	$683,177	$98,940	$344,264	$(7,577)	$27	$—	$368,539	$(7,577)	****	No
****	1046	$—	$72,820	$68	$—	$72,820	$68	$—	$—	$72,820	****	No
****	6655	$—	$135,130	$27,542	$—	$—	$112	$—	$—	$—	****	No
****	3570	$492,706	$1,082	$12,156	$—	$—	$—	$—	$492,706	$—	****	No
****	9006	$(62,981)	$297,032	$447	$—	$—	$447	$—	$(62,981)	$—	****	No
****	6760	$143,637	$5,484	$23,728	$—	$—	$37	$—	$143,637	$—	****	No
****	2210	$—	$—	$62	$—	$—	$62	$—	$—	$—	****	No
****	6595	$—	$19,401	$—	$—	$16,754	$—	$—	$—	$19,401	****	No
****	See detail below	$5,515,222	$1,648,083	$256,347	$1,333,834	$—	$1,723	$—	$4,181,389	$—	****	No
****	1340	$90,965	$199,331	$28,791	$60,119	$—	$—	$—	$30,846	$—	****	No
****	8005	$41,128	$—	$—	$—	$—	$—	$—	$41,128	$—	****	No
****	7640	$551,017	$236,964	$419	$—	$—	$392	$250	$551,017	$—	****	No
****	6805	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	See detail below	$1,489,449	$300,373	$89,913	$167,321	$19,332	$489	$—	$1,322,128	$19,332	****	No
****	4200	$240,385	$—	$—	$—	$—	$—	$—	$240,385	$—	****	No
****	3200	$4,087,523	$1,144,487	$842,488	$105,389	$58,739	$20,625	$11,284	$3,982,134	$58,739	****
****	7315	$—	$(14,851)	$29,032	$—	$—	$1,145	$—	$—	$—	****	No
****	84	$70,991	$193,231	$28,146	$—	$—	$686	$—	$70,991	$—	****	No
****	4255	$1,437,895	$691,532	$13,488	$84,659	$—	$—	$—	$1,353,237	$—	****	No
****	5000	$307,189	$460,532	$174,458	$—	$—	$178	$—	$307,189	$—	****	No
****	3400	$133,227	$22,085	$2,500	$—	$—	$—	$—	$133,227	$—	****	No
****	5850	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	3840	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	4215	$—	$1,047	$—	$—	$—	$—	$—	$—	$—	****	No
****	7950	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	Yes
****	3615	$—	$169,500	$—	$—	$—	$—	$216	$—	$—	****	No
****	See detail below	$544,311	$436,317	$486,403	$—	$(497,118)	$3,378	$—	$544,311	$(497,118)	****	No
****	3075	$409,125	$164,269	$8,759	$409,125	$129,276	$—	$—	$—	$173,027	****	No
****	7655	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	16	$262,651	$113,520	$—	$—	$—	$—	$—	$262,651	$—	****	No
****	6475	$—	$15,027	$254	$—	$—	$243	$—	$—	$—	****	No
****	6573	$257,562	$150,564	$77,784	$—	$—	$1,647	$—	$257,562	$—	****	No
****	See detail below	$—	$283,440	$584	$—	$69,343	$—	$—	$—	$69,343	****	No
****	3870	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	26	$—	$40,800	$37,066	$—	$45,673	$—	$—	$—	$77,866	****	No
****	5900	$—	$—	$41,001	$—	$—	$261	$—	$—	$—	****
****	6350	$—	$121,869	$9,055	$—	$17,505	$—	$25,751	$—	$17,505	****	No
****	8095	$350,059	$409,820	$—	$—	$—	$—	$—	$350,059	$—	****	No
****	6620	$(70,144)	$792,923	$24,756	$—	$(363)	$89	$—	$(70,144)	$(363)	****	No
****	8310	$—	$—	$—	$—	$—	$—	$—	$—	$—
****	3260	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	3830	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	7650	$741,426	$538,963	$267,070	$158,579	$—	$1,629	$—	$582,847	$—	****	No
****	3626	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	6510	$—	$23,300	$51,955	$—	$—	$1,015	$—	$—	$—	****	No
****	2050	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	663	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	3950	$2,103,387	$913,976	$523,762	$52,472	$—	$1,100	$—	$2,050,914	$—	****	No
****	6450	$180,498	$114,967	$223,613	$—	$—	$197	$—	$180,498	$—	****	No
****	See detail below	$1,060,430	$3,621,704	$1,548,103	$353,191	$—	$5,823	$3,142	$707,239	$—	****	No
****	See detail below	$705,526	$1,367,753	$256,753	$—	$—	$1,650	$—	$705,526	$—	****	No
****	295	$—	$—	$860	$—	$—	$—	$—	$—	$—	****	No
****	4245	$—	$—	$—	$—	$—	$—	$—	$—	$—	****
****	3810	$(63,276)	$1,897,240	$153,439	$—	$349,237	$47,595	$—	$(63,276)	$349,237	****	No
****	3130	$48,080	$349,731	$143,289	$—	$1,285	$91	$—	$48,080	$1,285	****
****	4500	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	3760	$—	$192,984	$—	$—	$—	$—	$—	$—	$—	****	No
****	8330	$—	$—	$1,462	$—	$—	$1,462	$—	$—	$—
****	1018	$—	$384,766	$—	$—	$185,212	$—	$—	$—	$185,212	****	No
****	See detail below	$4,757,566	$2,429,170	$171,112	$—	$172,555	$4,560	$—	$4,757,566	$172,555	****	No
****	4140	$—	$—	$—	$—	$—	$—	$—	$—	$—	****
****	See detail below	$7,768,540	$52,862	$3,525,780	$2,296,218	$—	$4,895	$255	$5,472,322	$—	****	No
****	3300	$—	$26,278	$28,196	$—	$—	$—	$—	$—	$—	****	No
****	469	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	5150	$915,177	$854,682	$87,363	$286,240	$—	$90	$—	$628,937	$—	****	No
****	7720	$—	$—	$—	$—	$—	$—	$—	$—	$—	****	No
****	6660	$—	$111,120	$42,356	$—	$140	$633	$—	$—	$140	****

Total ERC Legacy		$35,495,978	$24,007,491	$9,510,385	$5,851,411	$639,983	$103,998	$43,267	$29,644,567	$755,153

		$35,495,978	$24,007,491	$9,510,385	$5,851,411	$639,983	$103,998	$43,267	$29,644,567	$755,013
		$—	$—	$—	$—	$—	$—	$—

Ineligibles Calculation - 360 Day Limit for Equity Items - Schedule VI

For the Period Ending Date 08/31/2008

SIRVA Legacy Cross-Age Calculation	Equities	Billed A/R	Unbilled Destination	Total	Equities Greater than 360 days	Billed A/ R Greater than 90 days	Billed A/R Greater than 60 days	Unbilled Destination Greater than 30 days	Write- offs and credit & rebills > 7 days	Cross age	Bankrupt	Total Ineligible	Cross- Age %
****	$—	$429,384	$—	$429,384	$—	$865	$—	$—	$—	$—		$865	0%
****	$—	$404,151	$—	$404,151	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$113,615	$—	$113,615	$—	$32	$—	$—	$—	$—		$32	0%
****	$—	$580,734	$—	$580,734	$—	$169	$—	$—	$—	$—		$169	0%
****	$—	$—	$—	$(0)	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$345,649	$—	$345,649	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$28,181	$—	$28,181	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$309,265	$—	$309,265	$—	$166,925	$—	$—	$—	$142,340		$309,265	54%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$960,375	$—	$960,375	$—	$14,206	$—	$—	$—	$—		$14,206	1%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$171,858	$—	$171,858	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$989	$—	$989	$—	$—	$—	$—	$120	$—		$120	12%
****	$—	$913,035	$—	$913,035	$—	$—	$—	$—	$7,070	$—		$7,070	1%
****	$—	$(8,322)	$—	$(8,322)	$—	$—	$—	$—	$—	$—		$—
****	$—	$268	$—	$268	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$183,820	$—	$183,820	$—	$—	$—	$—	$—	$—		$—	0%
****	$221,575	$292,537	$—	$514,112	$99,462	$1,290	$—	$—	$—	$—		$100,753	20%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$308,518	$—	$308,518	$—	$—	$—	$—	$10,000	$—		$10,000	3%
****	$—	$99,648	$—	$99,648	$—	$—	$—	$—	$—	$—		$—	0%
****	$21,000	$634	$—	$21,634	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$904,111	$—	$904,111	$—	$4,879	$—	$—	$58,600	$—		$63,479	7%
****	$—	$23,426	$—	$23,426	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$69	$—	$69	$—	$69	$—	$—	$—	$—		$69	100%
****	$—	$48,988	$—	$48,988	$—	$2,474	$—	$—	$—	$—		$2,474	5%
****	$1,294,537	$1,433,649	$—	$2,728,186	$—	$—	$—	$—	$948,586	$—		$948,586	35%
****	$—	$19,313	$—	$19,313	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$31,115	$—	$31,115	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$54,945	$—	$54,945	$—	$7,610	$—	$—	$—	$—		$7,610
****	$—	$27,809	$—	$27,809	$—	$17,914	$—	$—	$—	$9,896		$27,809	64%
****	$—	$268,204	$—	$268,204	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$11,103	$—	$11,103	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$1,341,588	$536,974	$—	$1,878,563	$244,233	$12,330	$—	$—	$—	$—		$256,563	14%
****	$—	$149,071	$—	$149,071	$—	$1,000	$—	$—	$—	$—		$1,000	1%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$870,530	$—	$870,530	$—	$138,804	$—	$—	$48,504	$—		$187,308	22%
****	$93,444	$27,058	$—	$120,502	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$36,648	$—	$36,648	$—	$—	$—	$—	$—	$—		$—	0%
****	$381,400	$2,355,234	$—	$2,736,634	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$1,136,920	$1,864,533	$—	$3,001,453	$—	$—	$—	$—	$66,779	$—		$66,779	2%
****	$—	$183,753	$—	$183,753	$—	$118,575	$—	$—	$100	$65,078		$183,753	65%
****	$—	$168,455	$—	$168,455	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$356,922	$—	$356,922	$—	$—	$—	$—	$5,146	$—		$5,146	1%
****	$—	$60,607	$—	$60,607	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$1,475,777	$—	$1,475,777	$—	$59,305	$—	$—	$—	$—		$59,305
****	$—	$4,463	$—	$4,463	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$155	$—	$155	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$109,370	$—	$—	$109,370	$109,370	$—	$—	$—	$—	$(0)		$109,370	100%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$(0)	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$16,576	$—	$16,576	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$74,463	$—	$74,463	$—	$300	$—	$—	$72,668	$1,495		$74,463	98%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$66	$—	$66	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$355,979	$—	$355,979	$—	$2,284	$—	$—	$—	$—		$2,284	0%

SIRVA Legacy Cross-Age Calculation	Group Number	Total Equities Less 270	A/R Ineligible Plus Cross-Age
****		$—	$865	No
****	445	$—	$—	No
****	466	$—	$32	No
****
****		$—	$—	No
****		$—	$—	No
****		$—
****		$—	$309,265	No
****		$—	$—	No
****
****
****		$—	$—	No
****		$—	$—	No
****		$—	$—	No
****
****
****		$—	$—	Yes
****		$122,113	$1,290	No
****		$—	$—	Yes
****
****
****
****
****
****		$—	$69	No
****		$—	$2,474	No
****
****
****		$—	$—	No
****
****		$—	$27,809	Yes
****		$—	$—	No
****
****		$—	$—	No
****		$1,097,355	$12,330
****	540	$—	$1,000
****		$—	$—	Yes
****		$—	$138,804	Yes
****
****		$—	$—	Yes
****		$381,400	$—	No
****		$—	$—	Yes
****	682	$1,136,920	$—	Yes
****
****		$—	$—	Yes
****		$—	$—	No
****
****
****
****
****		$—	$—	Yes
****		$—	$—	No
****		$—	$(0)	Yes
****		$—	$—	No
****		$—	$—	Yes
****		$—	$—	Yes
****		$—	$1,795	No
****		$—	$—	Yes
****
****		$—	$—	Yes
****		$—	$2,284	No

SIRVA Legacy Cross-Age Calculation	Equities	Billed A/R	Unbilled Destination	Total	Equities Greater than 360 days	Billed A/ R Greater than 90 days	Billed A/R Greater than 60 days	Unbilled Destination Greater than 30 days	Write- offs and credit & rebills > 7 days	Cross age	Bankrupt	Total Ineligible	Cross- Age %
****	$—	$144,408	$—	$144,408	$—	$526	$—	$—	$0	$—		$526	0%
****	$—	$1,460	$—	$1,460	$—	$—	$—	$—	$15,400	$(13,940)		$1,460	1055%
****	$876,234	$975,232	$—	$1,851,466	$—	$54,930	$—	$—	$—	$—		$54,930	3%
****	$—	$20,678	$—	$20,678	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$465,814	$—	$465,814	$—	$32,661	$—	$—	$—	$—		$32,661	7%
****	$—	$8,176	$—	$8,176	$—	$610	$—		$—	$—		$610
****	$—	$24,949	$—	$24,949	$—	$—	$—	$—	$(0)	$—		$(0)	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$21,859	$—	$21,859	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$167,132	$—	$167,132	$—	$139	$—	$—	$—	$—		$139	0%
****	$—	$1,126,337	$—	$1,126,337	$—	$21,192	$—	$—	$—	$—		$21,192	2%
****	$—	$258,385	$—	$258,385	$—	$—	$—	$—	$2,842	$—		$2,842	1%
****	$—	$2,820,600	$—	$2,820,600	$—	$—	$—	$—	$2,016	$—		$2,016	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$100,306	$—	$100,306	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$218,177	$—	$218,177	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$588,989	$—	$588,989	$—	$—	$—	$—	$8,750	$—		$8,750	1%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$62,009	$—	$62,009	$—	$22,115	$—	$—	$—	$—		$22,115	36%
****	$—	$303,471	$—	$303,471	$—	$5,937	$—	$—	$793	$—		$6,730	2%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$156,448	$—	$156,448	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$170,667	$—	$170,667	$—	$—	$—	$—	$0	$—		$0	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$1,558,390	$609,981	$—	$2,168,371	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$39,510	$—	$39,510	$—	$17	$—	$—	$879	$—		$896	2%
****	$—	$91,854	$—	$91,854	$—	$—	$—	$—	$—	$—		$—	0%
****	$2,323,993	$1,130,361	$—	$3,454,354	$1,270,447	$—	$—	$—	$3,099	$—		$1,273,546	37%
****	$—	$5,779	$—	$5,778	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$2,846	$—	$2,846	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$830	$(830)		$0	8301500%
****	$—	$299,190	$—	$299,190	$—	$293,104	$—	$—	$—	$6,086		$299,190	98%
****	$—	$45,160	$—	$45,160	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$81,185	$—	$81,185	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$155,005	$—	$155,005	$—	$2,350	$—	$—	$200	$—		$2,550	2%
****	$—	$256,661	$—	$256,661	$—	$5,044	$—	$—	$—	$—		$5,044	2%
****	$176,002	$181,427	$—	$357,429	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$41,192	$—	$41,192	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$75,957	$—	$75,957	$—	$34,144	$—	$—	$—	$—		$34,144	45%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$5,033	$—	$5,033	$—	$—	$—	$—	$—	$—		$—	0%
****	$42,274	$82,427	$—	$124,701	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$161,549	$—	$161,549	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$23,365	$4,154	$—	$27,518	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$184,309	$—	$184,309	$—	$—	$—	$—	$4,207	$—		$4,207	2%
****	$—	$63,730	$—	$63,730	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$180,054	$—	$180,054	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$123,194	$—	$123,194	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$61,141	$—	$61,141	$—	$40,921	$—	$—	$—	$20,220		$61,141	67%
****	$—	$187,172	$—	$187,172	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$19,162	$—	$19,162	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$136,332	$—	$136,332	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$1,641	$—	$1,641	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$116,244	$—	$116,244	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$107,674	$—	$107,674	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$82,779	$—	$82,779	$—	$19,157	$—	$—	$—	$—		$19,157	23%
****	$—	$122,175	$—	$122,175	$—	$10,643	$—	$—	$—	$—		$10,643	9%
****	$—	$19,587	$—	$19,587	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$66,055	$—	$66,055	$—	$—	$—	$—	$—	$—		$—	0%
****	$128,554	$1,824	$—	$130,378	$128,554	$—	$—	$—	$—	$1,824		$130,378	99%
****	$—	$2,223,684	$—	$2,223,684	$—	$—	$—	$—	$—	$—		$—	0%
****	$495	$1,296,373	$—	$1,296,868	$—	$2,000	$—	$—	$1,500	$—		$3,500	0%
****	$224,375	$53,087	$—	$277,462	$—	$—	$—	$—	$—	$—		$—	0%
****	$30,508	$—	$—	$30,508	$30,508	$—	$—	$—	$—	$—		$30,508	100%
****	$—	$28,049	$—	$28,049	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$29,819	$—	$29,819	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$26,131	$—	$26,131	$—	$22,962	$—	$—	$—	$3,169		$26,131	88%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$267,546	$—	$267,546	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$11,850	$—	$11,850	$—	$—	$—	$—	$—	$—		$—	0%

SIRVA Legacy Cross-Age Calculation	Group Number	Total Equities Less 270	A/R Ineligible Plus Cross-Age
****		$—	$526	Yes
****		$—	$(13,940)	Yes
****		$876,234	$54,930	No
****		$—	$—	Yes
****		$—	$32,661	No
****
****		$—	$—	No
****		$—	$—
****		$—	$—	No
****		$—	$139	No
****		$—	$21,192	No
****		$—	$—	No
****		$—	$—	No
****		$—	$—	No
****		$—	$—	No
****		$—	$—	No
****		$—	$—	No
****		$—	$—	Yes
****		$—	$—	Both
****		$—	$—	Yes
****		$—	$22,115	Yes
****		$—	$5,937	No
****
****		$—	$—	Yes
****
****
****
****
****
****		$—	$—	Yes
****		$1,053,547	$—	No
****		$—	$—	No
****		$—	$—	No
****		$—
****		$—
****		$—	$—	No
****		$—	$—	No
****		$—	$2,350	Yes
****		$—	$5,044	No
****
****		$—	$—	Yes
****		$—	$34,144	Yes
****		$—	$—	No
****		$—	$—	No
****		$42,274	$—	Both
****		$—
****
****		$23,365	$—	No
****		$—	$—	No
****
****		$—
****		$—
****		$—	$61,141	No
****		$—
****		$—	$—	No
****		$—	$—	No
****		$—	$—	No
****		$—	$—	No
****
****
****
****		$—	$—	No
****		$—	$—	No
****
****		$—	$—	No
****		$495	$2,000	Yes
****		$224,375	$—	No
****		$—	$—	No
****
****		$—	$—	Yes
****		$—	$26,131	Yes
****		$—	$—	No
****		$—	$—	No
****			$—

SIRVA Legacy Cross- Age Calculation	Equities	Billed A/R	Unbilled Destination	Total	Equities Greater than 360 days	Billed A/R Greater than 90 days	Billed A/R Greater than 60 days	Unbilled Destination Greater than 30 days	Write-offs and credit & rebills > 7 days	Cross age	Bankrupt	Total Ineligible	Cross- Age %
****	$356,351	$134,590	$—	$490,941	$—	$22,552	$—	$—	$—	$—		$22,552	5%
****	$918,637	$682,311	$—	$1,600,948	$—	$—	$—	$—	$12,324	$—		$12,324	1%
****	$20,806,604	$2,588,453	$—	$23,395,058	$344,717	$—	$—	$—	$775	$—		$345,492	1%
****	$—	$25,318	$—	$25,318	$—	$—	$—	$—	$1,039	$—		$1,039	4%
****	$—	$351,493	$—	$351,493	$—	$208,094	$—	$—	$600	$142,799		$351,493	59%
****	$—	$1,062,623	$—	$1,062,623	$—	$110,340	$—	$—	$1,050	$—		$111,390	10%
****	$—	$77,889	$—	$77,889	$—	$23,213	$—	$—	$—	$—		$23,213	30%
****	$—	$3,475	$—	$3,475	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$21,658	$—	$21,658	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$234,113	$—	$234,113	$—	$34,675	$—	$—	$—	$—		$34,675	15%
****	$—	$22,898	$—	$22,898	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$382,527	$—	$382,527	$—	$10,590	$—	$—	$—	$—		$10,590	3%
****	$—	$246,485	$—	$246,485	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$78,522	$—	$78,522	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$164,286	$—	$164,286	$—	$—	$—	$—	$541	$—		$541	0%
****	$209,585	$955,155	$—	$1,164,739	$—	$—	$—	$—	$0	$—		$0	0%
****	$113,292	$93,245	$—	$206,537	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$56,373	$—	$56,373	$—	$8,742	$—	$—	$—	$—		$8,742	16%
****	$—	$31,107	$—	$31,107	$—	$6,623	$—	$—	$—	$—		$6,623	21%
****	$—	$4,151	$—	$4,151	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$12,508	$—	$12,508	$—	$501	$—	$—	$—	$—		$501	4%
****	$—	$—	$—	$0	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$28,140	$—	$28,140	$—	$1,353	$—	$—	$—	$—		$1,353	5%
****	$1,024,685	$303,558	$—	$1,328,242	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$6,863	$—	$6,863	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$784	$—	$784	$—	$—	$—	$—	$—	$—		$—	0%
****	$—	$109,218	$—	$109,218	$—	$—	$—	$—	$—	$—		$—	0%

Total Sirva Legacy	$33,413,177	$40,486,054	$—	$73,899,232	$2,227,290	$1,544,169	$—	$—	$1,274,417	$378,136	$—	$5,424,013	7%

												7.34%

TOTAL ERC Legacy, SIRVA Legacy and SIRVA Global COMBINED	$68,909,156	$64,493,546	$9,510,385	$142,913,087	$8,078,702	$1,544,169	$639,983	$103,998	$1,317,685	$493,306	$—	$12,177,843

												$62,260,026	47.62%
	08/31/08		07/31/08	Increase/ (Decrease)								$68,475,219	52.38%
Cross Age	$493,306		735,846.60	$(242,540)

Equity Ineligible > 360	$8,078,702		9,298,892.25	$(1,220,191)								$130,735,245	100.00%

Billed A/R Ineligible >90	$1,544,169		1,723,477.41	$(179,308)
Billed A/R Ineligible > 60	$639,983		921,927.52	$(281,945)
Unbilled Destination > 30 days	$103,998		391,001.19	$(287,003)
Write-offs and credit & rebills > 7 days	$1,317,685		542,680.47	$775,004
Bankruptcy	$—		—	$—

Total Ineligibles	$12,177,843		$13,613,825	$(1,435,983)
Bankrupt	$—		—	$—

Total Ineligibles	$12,177,843		$13,613,825	$(1,435,983)

Excess Concentration	$—		$—	$—

Total Defaulted Receivables	$12,177,843		$13,613,825	$(1,435,983)

	8.52%		9.55%
ERC Ineligible %	9.79%		13.37%
SIRVA Ineligible %	7.34%		4.48%
Total Ineligible %	8.52%		9.29%
Ameren Company
Ameren Company - Reflections
Ameren Company - Wintrac

ConAgra Foods
ConAgra Foods - Reflections
ConAgra Foods - Wintrac

Emerson
Emerson Electric - Reflections
Emerson Power Transmission - Wintrac

SIRVA Legacy Cross-Age Calculation	Group Number								Total Equities Less 270	A/R Ineligible Plus Cross-Age
****									$356,351	$22,552	Yes
****									$918,637	$—	No
****
****									$—	$—	No
****									$—	$350,893	No
****									$—	$110,340	Yes
****	564								$—	$23,213	Yes
****									$—	$—	No
****									$—	$—	No
****									$—	$34,675	No
****									$—	$—	No
****
****									$—	$—	No
****									$—	$—	No
****
****
****									$113,292	$—	No
****									$—	$8,742	No
****									$—	$6,623	No
****
****
****									$—	$—	No
****									$—	$1,353	Yes
****									$1,024,685	$—	No
****									$—	$—	No
****									$—	$—	No
****									$—	$—	No
Total Sirva Legacy									$7,371,042	$1,310,782

TOTAL ERC Legacy, SIRVA Legacy and SIRVA Global COMBINED									$37,015,609	$2,065,794

Cross Age
Equity Ineligible > 360
Billed A/R Ineligible >90
Billed A/R Ineligible > 60
Unbilled Destination > 30 days
Write-offs and credit & rebills > 7 days
Bankruptcy
Total Ineligibles
Bankrupt
Total Ineligibles
Excess Concentration
Total Defaulted Receivables

ERC Ineligible %
SIRVA Ineligible %
Total Ineligible %
Ameren Company
Ameren Company - Reflections	86	$34,803	#N/A	$102,334	$—	$—	$—	$—
Ameren Company - Wintrac	767	$18,673	#N/A	$—	$—	$419	$—	$—

		$53,476	#N/A	$102,334	$—	$419	$—	$—

ConAgra Foods
ConAgra Foods - Reflections	7700	$5,515,222	#N/A	$256,347	$1,333,834	$—	$1,723	$—
ConAgra Foods - Wintrac	3016	$—	#N/A	$—	$—	$—	$—	$—

		$5,515,222	#N/A	$256,347	$1,333,834	$—	$1,723	$—

Emerson
Emerson Electric - Reflections	6	$722,708	#N/A	$89,913	$167,321	$—	$489	$—
Emerson Power Transmission - Wintrac	750	$766,741	#N/A	$—	$—	$19,332	$—	$—

		$1,489,449	#N/A	$89,913	$167,321	$19,332	$489	$—

SIRVA Legacy Cross-Age Calculation	Equities	Billed A/R	Unbilled Destination	Total	Equities Greater than 360 days	Billed A/R Greater than 90 days	Billed A/R Greater than 60 days	Unbilled Destination Greater than 30 days	Write- offs and credit & rebills > 7 days	Cross age	Bankrupt	Total Ineligible	Cross- Age %
****
****
****
****
****
****

****
****
****

****
****
****

****
****
****

****
****
****

****
****
****
****
****

****
****
****									$728

SIRVA Legacy Cross-Age Calculation	Group Number								Total Equities Less 270	A/R Ineligible Plus Cross-Age
****
****	6300	$—	#N/A	$40,366	$—	$—	$717	$—			****
****	6420	$(6,921)	#N/A	$50,428	$—	$—	$554	$—			****
****	6770	$—	#N/A	$221,364	$—	$(167)	$2,107	$—			****
****	7785	$551,233	#N/A	$174,245	$—	$(496,951)	$—	$—			****
****	7945	$—	$—	$—	$—	$—	$—	$—			****

		$544,311	#N/A	$486,403	$—	$(497,118)	$3,378	$—

****
****	6700	$—	#N/A	$584	$—	$69,343	$—	$—
****	779	$—	#N/A	$—	$—	$—	$—	$—

		$—	#N/A	$584	$—	$69,343	$—	$—

****
****	6850	$1,060,430	#N/A	$100,033	$353,191	$—	$—	$—			****
****	6900	$—	#N/A	$1,448,071	$—	$—	$5,823	$3,062			****

		$1,060,430	#N/A	$1,548,103	$353,191	$—	$5,823	$3,062

****
****	7870	$705,526	#N/A	$256,753	$—	$—	$1,650	$—
****	774	$—	#N/A	$—	$—	$—	$—	$—

		$705,526	#N/A	$256,753	$—	$—	$1,650	$—

****
****	5500	$4,757,566	#N/A	$171,112	$—	$165,942	$4,560	$—
****	773	$—	#N/A	$—	$—	$6,614	$—	$—

		$4,757,566	#N/A	$171,112	$—	$172,555	$4,560	$—

****
****	7600	$—	$—	$—	$—	$—	$—	$—
****	3580	$—	$—	$(266)	$—	$—	$54	$255			****
****	3780	$703,235	$—	$781,603	$—	$—	$1,198	$—			****
****	6955	$—	$—	$143	$—	$—	$235	$—			****
	8350	$352,462	#N/A	$944,239	$60,093	$—	$11	$—			****
****	3900	$—	$—	$238	$—	$—	$238	$—			****
****	2800	$6,712,843	$—	$1,798,399	$2,236,124	$—	$2,622	$—			****
****	3115	$—	#N/A	$1,423	$—	$—	$537	$—			****

		$7,768,540	#N/A	$3,525,780	$2,296,218	$—	$4,895	$255			****

Sirva Relocation Credit, LLC

Calculation of Settlement Amount

For the Period Ending Date 08/31/2008

Reporting Date of 09/04/2008

Wells Fargo Bank Reconciliation Account ****

Balance per Wells Fargo Statement at 09/02/2008		****
Less: Adjustments		****

****
Commercial Paper maturing on 09/05/2008		****

Total Available for Settlement		****
Less: Cash Balance Required in Account:
Amounts to be applied Against Facility:
Increase (Decrease) in Ineligibles	****
Change in equities > 180 but < 271 days	****
Change in equities > 270 but < 361 days	****
****
Total Amounts to be applied Against Facility		****
Other		****

Total Balance Required in Account		****

Net Balance per Wells Fargo Statement at 09/02/2008		****

Transfer Due Sirva 09/05/2008		****

SEMI MONTHLY REPORT

Sirva Relocation Credit, LLC

New Client Additions

For the Period Ending Date 08/31/2008

ERC Legacy New Client Additions	Equities	Billed A/R	Unbilled Destination	Total	Equities Greater than 360 days	Billed A/R Greater than 90 days	Billed A/R Greater than 60 days	Unbilled Destination Greater than 30 days	Cross-Age	Total Ineligible	Net New Client Incremental Purchase	Group Number
				$—	$—	$—	$—		$—	$—	$—
				$—	$—	$—	$—	$—	$—	$—	$—
				$—	$—	$—	$—	$—	$—	$—	$—
				$—	$—	$—	$—	$—	$—	$—	$—
				$—	$—	$—	$—			$—	$—
Total ERC Legacy	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

SIRVA Legacy New Client Additions	Equities	Billed A/R	Unbilled Destination	Total	Equities Greater than 360 days	Billed A/R Greater than 90 days	Billed A/R Greater than 60 days	Unbilled Destination Greater than 30 days	Cross-Age	Total Ineligible		Group Number
				$—	$—		$—	$—	$—	$—	$—
				$—	$—	$—	$—	$—		$—	$—
				$—					$—	$—	$—
				$—					$—	$—	$—
				$—					$0	$0	$(0)
Total Sirva Legacy	$—	$—	$—	$—	$—	$—	$—	$—	$0	$0	$(0)
									Less:	10% reserve	$0

							New Client Incremental Purchase Request				$(0)

EXHIBIT D

ADDRESSES AND NAMES OF SELLER AND ORIGINATORS

1. Locations. (a) The chief executive office of the Seller and the Originators are located at the following addresses:

Seller:	700 Oakmont Lane
Westmont, Illinois 60559
Attn: Douglas V. Gathany
Phone: (630) 468-4715
Telecopy: (630) 468-4710

Originators:	SIRVA RELOCATION LLC
SIRVA GLOBAL RELOCATION, INC.
6200 Oak Tree Blvd.
Suite 300
Independence, OH 44131
Attn: Steve Uveges
Phone: (216) 606-4190

EXECUTIVE RELOCATION CORPORATION
One Metropolitan Square
211 N. Broadway, Ste. 2200
St. Louis, MO 63102
Attn: Stephen Cassell
Phone: (314) 244-6050

(b) The following are all the locations where the Seller and the Originators directly or through its agents maintain any Records:

Seller:	6200 Oak Tree Blvd.
Suite 300
Independence, OH 44131
Attn: Steve Uveges
Phone: (216) 606-4190

700 Oakmont Lane
Westmont, Illinois 60559
Attn: Douglas V. Gathany
Phone: (630) 468-4715
Telecopy: (630) 468-4710

D-1	Receivables Sale Agreement

Originators:	SIRVA RELOCATION LLC
6200 Oak Tree Blvd.
Suite 300
Independence, OH 44131
Attn: Steve Uveges
Phone: (216) 606-4190

700 Oakmont Lane
Westmont, Illinois 60559
Attn: Douglas V. Gathany
Phone: (630) 468-4715
Telecopy: (630) 468-4710

3300 Fernbrook Lane, Suite 300
Plymouth, Minnesota 55447
Attn: Debbie Balli
Phone: 763-525-3648
Telecopy: 763-277-3648

20 Independence Boulevard, Suite 400
Warren, NJ 07059
Attn: Kelly Reiss
Phone: (908) 991-9520

EXECUTIVE RELOCATION CORPORATION
One Metropolitan Square
211 N. Broadway, Ste. 2200
St. Louis, MO 63102
Attn: Stephen Cassell
Phone: (314) 244-6050

700 Oakmont Lane
Westmont, Illinois 60559
Attn: Douglas V. Gathany
Phone: (630) 468-4715
Telecopy: (630) 468-4710

SIRVA GLOBAL RELOCATION, INC.
6200 Oak Tree Blvd.
Suite 300
Independence, OH 44131
Attn: Steve Uveges
Phone: (216) 606-4190

D-2	Receivables Sale Agreement

700 Oakmont Lane
Westmont, Illinois 60559
Attn: Douglas V. Gathany
Phone: (630) 468-4715
Telecopy: (630) 468-4710

2. Names. The following is a list of all names (including trade names or similar appellations) used by the Seller and the Originators or any of their divisions or other business units:

SIRVA Relocation LLC
SIRVA Relocation Credit, LLC
SIRVA Relocation
SIRVA
Executive Relocation Corporation
SIRVA Global Relocation, Inc.

D-3	Receivables Sale Agreement

EXHIBIT E

ACCOUNTS

Initial Agent Collection Account: Account No. **** at Wells Fargo Bank

E-1	Receivables Sale Agreement

EXHIBIT F

TO RECEIVABLES SALE AGREEMENT

COMPLIANCE CERTIFICATE

[DATE]

To: Wells Fargo Bank, National Association, as Agent, and each Purchaser

This Compliance Certificate is furnished pursuant to Section 5.1(a)(ii) of the Receivables Sale Agreement, dated as of September 30, 2008 (as amended, supplemented or otherwise modified through the date hereof, the “Sale Agreement”), among SIRVA Relocation Credit, LLC as Seller, SIRVA Relocation LLC as Master Servicer, Executive Relocation Corporation and SIRVA Global Relocation, Inc. as Subservicers, Wells Fargo Bank, National Association as Agent and the Purchasers party thereto. Terms used in this Compliance Certificate and not otherwise defined herein shall have the respective meanings ascribed thereto in the Sale Agreement.

The undersigned hereby represents, warrants, certifies and confirm that:

1. The undersigned are duly elected Designated Financial Officers of the undersigned.

2. Attached hereto are copies of the financial statements described in Section 5.1(a)(i) of the Sale Agreement being delivered concurrently herewith.

3. The undersigned has reviewed the terms of the Transaction Documents and has made, or caused to be made under his/her supervision, a detailed review of the transactions and the conditions of the Seller and each Originator during and at the end of the accounting period covered by the attached financial statements.

4. The examinations described in paragraph 3 hereof did not disclose, and the undersigned has no knowledge of, the existence of any condition or event which constitutes a Potential Termination Event, during or at the end of the accounting period covered by the attached financial statements or as the date of this Compliance Certificate, except as set forth below.

5. Based on the examinations described in paragraph 3 hereof, the undersigned confirms that the representations and warranties contained in Article IV of the Sale Agreement are true and correct as though made on the date hereof, except as set forth below.

Described below are the exceptions, if any, to paragraphs 5 and 6 listing, in detail, the nature of the condition or event, the period during which it has existed and the action the undersigned have taken, are taking or propose to take with respect to each such condition or event:

[IF NONE, INSERT-NONE-]

F-1	Receivables Sale Agreement

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered this         day of             ,         .

SIRVA RELOCATION CREDIT, LLC

By:
Title:

SIRVA RELOCATION LLC, as Master Servicer

By:
Title:

Attachment: Schedule 1, financial statements of SIRVA Worldwide, Inc.

F-2	Receivables Sale Agreement

EXHIBIT G

SIRVA

Region:	North America
Business Segment	RELO
Business Unit	BU Mgmt
Process:	Revenue
Sub-processes:	Credit
Business/Process Code	NA_RE_MG_RV_CD	(Updated on 12-11-2006)

PROCESS DESCRIPTION

CREDIT PROCEDURE FOR PROSPECTIVE CLIENTS

Prior to submitting a Contract Request to the Legal Department, a member of the sales team must obtain credit approval for a prospective client by completing and submitting a Contract Request Form, via e-mail to the VP Client Finance & Contract Administration or the VP Client Finance Services.

Client Finance will make credit and payment term decisions based on D&B reports, SEC filings for publicly traded companies or other generally accepted and verifiable financial information.

The Client Finance Department will document and communicate via e-mail the credit and payment term decision to the sales representative requesting credit and payment terms approval. The e-mail approval will contain the particular version of the Contract Request Form being approved (in a locked format). It is the responsibility of the sales representative to deliver the approval to the Legal Contract Administrator.

During contract negotiations, any changes in funding or payment terms less favorable than those approved will require approval by the Client Finance Department. The Legal Contract Administrator or Contract Attorney will be responsible for obtaining from the Client Finance Department approval for any changes in funding or payment terms during the contract negotiation process.

Approvals will be valid for ninety (90) days from the approval date. If no contract is executed prior to the approval date then all credit, funding and billing terms must be re-submitted for approval.

Controls, referred to below as Control 1 (“C1”), Control 2 (“C2”), etc.

Client Finance Management will complete the credit review based on D&B reports, SEC filings for publicly traded companies or other generally accepted and verifiable financial information.(C1)

G-1	Receivables Sale Agreement

SIRVA

Region:	North America
Business Segment	RELO
Business Unit	BU Mgmt
Process:	Revenue
Sub-processes:	Credit
Business/Process Code	NA_RE_MG_RV_CD	(Updated on 12-11-2006)

Total billed accounts receivable balances as well as past due balances are reviewed by Treasury Operations Management or on a monthly basis to determine if an updated credit review is warranted to determine if the financial position of the client has changed. (C2)

The Legal Contract Administrator ensures that a credit approval was obtained prior to drafting any Contract for a new prospective customer. (C3)

Controls

1	Description:	A credit analysis is completed via a D&B report and/or financial documents (10-Q and 10-K filings) of public companies.

	Owner:	VP Client Finance & Contract	Type:	Prevent
Admin or VP Client Finance
Services

	System:	Manual	Frequency:	Daily as required

	Category:	Authorization	Assertions:	Existence

2	Description:	Total A/R balances as well as past due balances reviewed to determine if an updated credit check is warranted or to determine if financial position of client has changed.

G-2	Receivables Sale Agreement

SIRVA

Region:	North America
Business Segment	RELO
Business Unit	BU Mgmt
Process:	Revenue
Sub-processes:	Credit
Business/Process Code	NA_RE_MG_RV_CD	(Updated on 12-11-2006)

	Owner:	Corporate Treasurer / Dir.	Type:	Detect
Treasury Operations / Treasury
Operations Management

	System:	Manual	Frequency:	Monthly

	Category:	Management Review	Assertions:	Existence

3	Description:	A credit approval by the VP Client Finance & Contract Administration or VP Client Finance Services is required prior to legal finalizing contracts that have not yet been executed for new prospective customers, or to ascertain if an existing client’s financial position has changed.

	Owner:	Legal Contract Administrator	Type:	Detect

	System:	Manual	Frequency:	Daily / as required

	Category:	Management Review	Assertions:	Existence

RISKS

What can go Wrong (WCGW)	Assertion	Control(s)	Control Type	Owner	IT Dependent
The manual review of approving credit request may not be accurate	Existence	C1	Prevent	VP Client Finance & Contract Admin and /or VP Client Finance Services	No

Billings to new client may be processed without credit approval	Existence	C3	Detect	Legal Contract Administrator	No

The Client’s delay in payments may be caused by changes in their financial condition	Existence	C2	Detect	Corporate Treasurer / Dir. Treasury Operations, Treasury Operations Management	No

G-3	Receivables Sale Agreement

SIRVA

Region:	North America
Business Segment	RELO
Business Unit	BU Mgmt
Process:	Revenue
Sub-processes:	Credit
Business/Process Code	NA_RE_MG_RV_CD	(Updated on 12-11-2006)

G-4	Receivables Sale Agreement

Process Description

Different departments within SIRVA generate invoices. Invoices are generated by expense management and/or operations associates depending on what the invoice is for. The Director, Client Services for a corporate client or group of corporate clients is the main contact for any communication on collecting past due invoices from a client. The Manager Relocation Services/Relocation Coordinator (“MRS/RC”) for a broker or transferee or group of brokers and individual transferees is the main contact for any communication on collecting past due invoices from a broker and transferee.

Communication on past due amounts is done mainly through e-mails and phone calls. (Control 1, or “C1”, with controls referred to as C1, C2, hereafter.) Past due client receivables are reviewed when amounts are past due based on the payment terms. Past due broker and transferee invoices are reviewed when the amounts are greater than 30 days old. Past due for a broker receivable is 30 days after a property has closed. An Accounts Receivable Representative from Relocation Treasury Operations, the relevant Director, Client Services and MRS review client aging reports monthly at a monthly meeting. Listed below are the Accounts Receivable Representatives who attend the meeting for the following client service centers.

Minneapolis Client Service Center- Accounts Receivable Manager/Associate

Chicago Client Service Center- Accounts Receivable Manager/Associate

Denver Client Service Center- Accounts Receivable Manager/Associate

Cleveland Client Service Center-Accounts Receivable Manager/Associate

Connecticut Client Service Center-Accounts Receivable Manager/Associate

New Jersey Client Service Center-Accounts Receivable Manager/Associate

St. Louis Client Service Center – CF Accountant

A monthly meeting is scheduled between the Accounts Receivable Representative and the Director, Client Services to discuss past due accounts receivable for clients. A monthly meeting is scheduled between the Accounts Receivable Representative and MRS to discuss past due accounts receivable for brokers and transferees. (C2) The Director, Client Services and MRS will update the Collection representative through e-mail on past due clients, brokers and transferees if he or she cannot make the meeting.

At the meeting, invoice aging reports are reviewed for any invoices past due based on billing terms for clients, invoices over 30 days old for transferees, and, for brokers, invoices over 30 days old after a property has closed. The Director, Client Services and MRS give updates to the accounts receivable representative on what communication they have had with the client, transferee and broker on the collection of past due amounts. They also give updates on when payment will be received, if applicable. The Accounts Receivable Representative maintains collection follow up notes in the accounts receivable system for large past due items. The Director, Client Services and MRS will also send the Accounts Receivable Representative updates after the meeting on any communication they have had with the client, brokers and transferees. The Accounts Receivable Representative will keep in contact with the Director, Client Services and MRS during the month on any special situations regarding past due receivables.

Receivables Sale Agreement

Corporate Client Receivables:

If there is still no collection of money from a client after 90 days and the amount is over $10,000, the Director, Client Services will then try to find another contact within the client’s organization to assist SIRVA Relocation in getting paid. During this time, the Director, Client Services monitors the client for any new activity coming into SIRVA Relocation. The Director, Client Services and Director of Treasury Operations also monitor the client for any news regarding their financial status, change in their business such as acquisitions, divestitures or litigation, etc. If SIRVA Relocation is still unsuccessful in collection, SIRVA Relocation may decide not to take any new business from the client until the past due amounts are paid. If the Director, Client Services and Director of Treasury Operations decide not to accept any new business from these past due clients, they can put the billing center for a client contract on an inactive status (all client contracts currently have a unique billing center number for control purposes). They also monitor the situation and decide whether to take clients off of an inactive status. If a client is placed on inactive status new authorizations (orders) cannot be placed with that client in the system. (C3)

The Director, Client Services determines if client receivables $2,500 or less are to be written off. The Director, Client Services and Director of Treasury Operations, determine if client receivables from $2,501 to $25,000 are to be written off. The EVP Financial Operations of SIRVA Relocation determines if client receivables greater than $25,000 are to be written off. The approval or decision to write-off receivables is evidenced by the signing of a write-off form. In some instances, an e-mail from the above noted authorizers may be used as evidence for approval to authorize a write-off. In the instance where an email is used to authorize a write-off, the write-off form is subsequently prepared and signed. (C4) The Director, Client Services, Director of Treasury Operations and Accounts Receivable Manager determine when to write off a receivable. Typically, if the receivable is not collected within a year from the date on the invoice, it is written off. The journal entry created in the financial systems is evidence of the existence of the write off. The Controller or Assistant Controller ensures that the write-off is properly reflected in the financial statements. (C5)

Transferee Receivables (Receivables with Individuals):

The RC contacts the transferee via phone calls to the transferee when the receivable is less than 30 days old to ensure that all invoices have been received and are correct. If there is no response from the transferee after the receivable is 30 days old, the RC turns the receivable over to the Accounts Receivable Representative to follow-up with the transferee. If this is unsuccessful, then a determination is made whether to turn the receivable over to legal. If the decision is made to refer the receivable to Legal, Legal will send a letter to the transferee. The VP Client Services decides if the transferee receivable should be written off. (C5) Individual transferee receivables are usually less than $2,500.

Receivables Sale Agreement

Broker Receivables:

The Home Marketing Specialist or Destination Specialist contacts the broker regarding collection of a past due amount after it is for outstanding for greater than 30 days after a property has closed, via collection calls. The Home Marketing Specialist or Destination Specialist will continue contacting the Broker until the amount is collected. If the amount is still uncollectible after about six months, an Accounts Receivable Representative will try to collect it before considering a write-off. The VP, Client Services decides whether a broker receivable should be written off. (C5) Individual broker receivables are usually less than $2,500.

Closing Specialists from the closing department meet with an Accounts Receivable Representative on a monthly basis to monitor receivables relating to escrow and tax receivables. The Closing Specialists are responsible for following up in a timely manner on any amounts over 30 days old. The Closing Specialist places a phone call regarding past due amounts. The Manager of Closing provides reports on open escrow and tax receivables monthly and distributes the report to the Closing Specialists for them to review and return to the Manager. If any amounts are over 60 days, the Manager of Closing and the Closing Specialist discuss how to proceed. If the closer determines that the funds relating to the escrow (other) receivable went to a transferee instead of SIRVA Relocation, the Manager of Closing voids the Closing invoice and sets up a new invoice billed to the transferee. The Closing Manager makes the decision on whether to write off amounts related to closings.

The Senior Accountant reconciles the accounts receivable account and the allowance for doubtful account on a monthly basis. The Controller or Assistant Controller reviews the reconciliation on a monthly basis. The Controller or Assistant Controller reviews the aging to make sure that amounts written off are removed from the aging report. (C5)

CONTROLS

1	Title:	Past due accounts receivable do not become uncollectible.

	Description:	The Director of Client Services follows-up on past due accounts through e-mails and phone calls.

	Risk:	Collections e-mails and phone calls to past due clients, brokers and transferee receivables are not made, and no follow-up is conducted to ensure collectibility.

	Owner:	Accounts Receivable Representative	Type:	Prevent

	System:	Wintrac/PeopleSoft/EMPOWER/The System / Service Engine	Frequency:	Monthly

	Category:	Exception/Edit Report	Assertions:	Existence

	Importance:	Medium	Method:	Manual

2	Description:	There are monthly meetings between the Director, Client Services and the Accounts Receivable Representative to review the invoice aging report for past due receivables.

	Owner:	Accounts Receivable Representative	Type:	Prevent

	System:	Wintrac/PeopleSoft EMPOWER/ The System/ Service Engine	Frequency:	Monthly

	Category:	Exception/Edit Report	Assertions:	Existence

3	Title:	System Controls

Receivables Sale Agreement

	Description:	If a client is placed on inactive status in Wintrac, new orders cannot be placed for that client in the system.

	Risk:	A client on inactive status can still place orders.

	Owner:	Director, Client Services or Director of Treasury Operations	Type:	Prevent

	System:	Wintrac/PeopleSoft/ EMPOWER/ The System/ Service Engine	Frequency:	Monthly

	Category:	Configuration/Account mapping controls	Assertions:	Existence

	Importance:	Medium	Method:	Automated

4	Description:	The Director, Client Services decides if client receivables $2,500 or less are to be written off. The Director, Client Services and Director of Treasury Operations decide if client receivables from $2,501 to $25,000 are to be written off. The EVP of Financial Operations of SIRVA Relocation would make the decision if client receivables greater than $25,000 are to be written off.

	Owner:	Director, Client Services, Director of Treasury Operations, VP Client Services, Controller, VP Finance and Administration, or Corporate Treasurer.	Type:	Prevent

	System:	N/A	Frequency:	Monthly

	Category:	Authorization	Assertions:	Existence

5	Description:	The allowance for doubtful accounts and the accounts receivable account are reviewed to make sure that the proper amounts are reflected on the financial statements.

	Owner:	Controller or Assistant Controller	Type:	Prevent

	System:	PeopleSoft	Frequency:	Monthly

	Category:	Management review	Assertions:	Completeness

Receivables Sale Agreement

Attachment 1

[Form of financial template to be used by SIRVA Entities in financial reporting]

Third Amended and Restated

Receivables Sale Agreement

Attachment 2

[DATE]

Wells Fargo Bank, National Association, as Agent

[                    ]

Attention: [                ]

Re:	Monthly Financial Statement Submission

Ladies and Gentlemen::

Reference is hereby made to the Receivables Sale Agreement dated September 30, 2008 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Sale Agreement”), among SIRVA Relocation Credit, LLC as Seller, SIRVA Relocation LLC as Master Servicer, Executive Relocation Corporation and SIRVA Global Relocation, Inc. as Subservicers, Wells Fargo Bank, National Association as Agent and the Purchasers party thereto. Terms used in this Certificate and not otherwise defined herein shall have the respective meanings ascribed thereto in the Receivables Sale Agreement. As provided in Section 5.2(a)(iii) of the Receivables Sale Agreement, attached are copies of the required financial statements for:

Legal Entity:

Legal Entity:

Period of Time Covered:

I hereby certify that I am a Designated Financial Officer of the legal entity reporting and that the information reported is, to the best of my knowledge (A) fairly stated in all material respects, (B) complete and correct in all material respects in conformity with GAAP, and (C) prepared in reasonable detail in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (subject to normal year end audit and other adjustments).

Please do not hesitate to call if there are any questions on the above matters.

Sincerely,

Designated Financial Officer:

Attachment: Required Form of Financial Statements

Receivables Sale Agreement

Attachment 3

[DATE]

Wells Fargo Bank, National Association, as Agent

[                    ]

Attention: [                    ]

Re:	Annual Budget Submission

Ladies and Gentlemen:

Reference is hereby made to the Receivables Sale Agreement dated September 30, 2008 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Sale Agreement”), among SIRVA Relocation Credit, LLC as Seller, SIRVA Relocation LLC as Master Servicer, Executive Relocation Corporation and SIRVA Global Relocation, Inc. as Subservicers, Wells Fargo Bank, National Association as Agent and the Purchasers party thereto. Terms used in this Certificate and not otherwise defined herein shall have the respective meanings ascribed thereto in the Receivables Sale Agreement. As provided in Section 5.1(a)(iv) of the Receivables Sale Agreement attached are copies of the required annual budget for:

Legal Entity:

Legal Entity:

Period of Time Covered:

I hereby certify that I am a Designated Financial Officer of the legal entity reporting and that the information reported was prepared using the same methods as the budget prepared by the Parent, SIRVA Worldwide, Inc. for purposes of the SIRVA Credit Agreements for such years and for 2008.

Please do not hesitate to call if there are any questions on the above matters.

Sincerely,

Designated Financial Officer:

Attachment: Required Form of Annual Budget

Receivables Sale Agreement

Attachment 4

[DATE]

Wells Fargo Bank, National Association, as Agent

[                    ]

Attention: [                    ]

Ladies and Gentlemen:

Reference is hereby made to the Receivables Sale Agreement dated September 30, 2008 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Sale Agreement”), among SIRVA Relocation Credit, LLC as Seller, SIRVA Relocation LLC as Master Servicer, Executive Relocation Corporation and SIRVA Global Relocation, Inc. as Subservicers, Wells Fargo Bank, National Association as Agent and the Purchasers party thereto. Terms used in this Certificate and not otherwise defined herein shall have the respective meanings ascribed thereto in the Receivables Sale Agreement. As provided in Section 3.3 of the Receivables Sale Agreement and as mutually agreed upon from time to time by the Master Servicer and the Agent, attached are copies of the required transaction information on receivable sales, cash collections, reserves, ineligibles and a reconciliation of program balance available versus outstandings:

Legal Entity:	SIRVA RELOCATION LLC as Master Servicer

Period of Time Covered:

I hereby certify that I am a Designated Financial Officer of the legal entity reporting and (A) that the information reported is (1) fairly stated and accurate in all material respects, (2) complete and correct in all material respects in conformity with GAAP, and (3) prepared in reasonable detail in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (subject to normal year end audit and other adjustments) and (B) that all representations and warranties of SIRVA Relocation LLC in the Transaction Documents are restated and reaffirmed.

Please do not hesitate to call if there are any questions on the above matters.

Sincerely,

Designated Financial Officer:

Attachment: Required Treasury Operations Information

Receivables Sale Agreement